FINANCIAL STATEMENT OF
FORTITUDE LIFE INSURANCE & ANNUITY COMPANY VARIABLE ACCOUNT F

STATEMENTS OF NET ASSETS
December 31, 2022

	SUBACCOUNTS
	AST Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Tactical Preservation Portfolio	AST T. Rowe Price Large-Cap Value Portfolio**
ASSETS
Investment in the portfolios, at fair value	$13,096,533	$2,911,630	$1,325,497	$922,199	$—
Net Assets	$13,096,533	$2,911,630	$1,325,497	$922,199	$—

NET ASSETS, representing:
Accumulation units	$13,096,533	$2,911,630	$1,325,497	$922,199	$—
	$13,096,533	$2,911,630	$1,325,497	$922,199	$—

Units outstanding	441,001	278,910	59,443	61,653	—

Portfolio shares held	259,491	2,911,630	88,484	43,789	—
Portfolio net asset value per share	$50.47	$1.00	$14.98	$21.06	$—
Investment in portfolio shares, at cost	$13,060,054	$2,911,630	$778,700	$824,707	$—

STATEMENTS OF OPERATIONS
For the period ended December 31, 2022

	SUBACCOUNTS
	AST Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Tactical Preservation Portfolio	AST T. Rowe Price Large-Cap Value Portfolio
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	2/11/2022**

INVESTMENT INCOME
Dividend income	$—	$38,110	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and for
administration	84,003	28,022	12,368	8,200	6,821
NET INVESTMENT INCOME (LOSS)	(84,003)	10,088	(12,368)	(8,200)	(6,821)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	854,229	—	88,931	36,576	2,215,813
Net change in unrealized appreciation (depreciation) on investments	(2,768,298)	—	(557,652)	(210,495)	(2,154,751)
NET GAIN (LOSS) ON INVESTMENTS	(1,914,069)	—	(468,721)	(173,919)	61,062

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(1,998,072)	$10,088	$(481,089)	$(182,119)	$54,241

**Subaccount was no longer available for investment as of the date presented in the Statement of Operations.
The accompanying notes are an integral part of these financial statements.
A1

FINANCIAL STATEMENT OF
FORTITUDE LIFE INSURANCE & ANNUITY COMPANY VARIABLE ACCOUNT F

STATEMENTS OF NET ASSETS
December 31, 2022

	SUBACCOUNTS
	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio**	AST Small-Cap Value Portfolio	AST Mid-Cap Growth Portfolio	AST Goldman Sachs Small-Cap Value Portfolio**
ASSETS
Investment in the portfolios, at fair value	$1,215,359	$—	$5,088,459	$3,635,463	$—
Net Assets	$1,215,359	$—	$5,088,459	$3,635,463	$—

NET ASSETS, representing:
Accumulation units	$1,215,359	$—	$5,088,459	$3,635,463	$—
	$1,215,359	$—	$5,088,459	$3,635,463	$—

Units outstanding	80,114	—	243,774	259,563	—

Portfolio shares held	110,588	—	152,761	300,949	—
Portfolio net asset value per share	$10.99	$—	$33.31	$12.08	$—
Investment in portfolio shares, at cost	$998,858	$—	$4,179,544	$2,385,701	$—

STATEMENTS OF OPERATIONS
For the period ended December 31, 2022

	SUBACCOUNTS
	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST Small-Cap Value Portfolio	AST Mid-Cap Growth Portfolio	AST Goldman Sachs Small-Cap Value Portfolio
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	9/9/2022**	12/31/2022	12/31/2022	6/10/2022**

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and for
administration	10,980	6,846	33,348	35,570	10,696
NET INVESTMENT INCOME (LOSS)	(10,980)	(6,846)	(33,348)	(35,570)	(10,696)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	41,426	490,965	286,651	227,307	1,640,949
Net change in unrealized appreciation (depreciation) on investments	(216,433)	(919,427)	(772,238)	(2,002,896)	(2,014,523)
NET GAIN (LOSS) ON INVESTMENTS	(175,007)	(428,462)	(485,587)	(1,775,589)	(373,574)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(185,987)	$(435,308)	$(518,935)	$(1,811,159)	$(384,270)

**Subaccount was no longer available for investment as of the date presented in the Statement of Operations.
The accompanying notes are an integral part of these financial statements.
A2

FINANCIAL STATEMENT OF
FORTITUDE LIFE INSURANCE & ANNUITY COMPANY VARIABLE ACCOUNT F

STATEMENTS OF NET ASSETS
December 31, 2022

	SUBACCOUNTS
	AST Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio**	AST MFS Growth Portfolio**	AST Mid-Cap Value Portfolio	AST Small-Cap Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$8,518,955	$—	$—	$5,479,179	$2,064,378
Net Assets	$8,518,955	$—	$—	$5,479,179	$2,064,378

NET ASSETS, representing:
Accumulation units	$8,518,955	$—	$—	$5,479,179	$2,064,378
	$8,518,955	$—	$—	$5,479,179	$2,064,378

Units outstanding	383,610	—	—	229,461	87,073

Portfolio shares held	195,434	—	—	128,228	34,637
Portfolio net asset value per share	$43.59	$—	$—	$42.73	$59.60
Investment in portfolio shares, at cost	$8,304,112	$—	$—	$3,050,531	$1,852,987

STATEMENTS OF OPERATIONS
For the period ended December 31, 2022

	SUBACCOUNTS
	AST Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Mid-Cap Value Portfolio	AST Small-Cap Growth Portfolio
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	6/10/2022**	6/10/2022**	12/31/2022	12/31/2022

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and for
administration	63,715	47,591	7,425	49,380	12,989
NET INVESTMENT INCOME (LOSS)	(63,715)	(47,591)	(7,425)	(49,380)	(12,989)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	685,818	5,657,145	1,080,623	346,371	116,503
Net change in unrealized appreciation (depreciation) on investments	(938,509)	(9,515,718)	(1,724,763)	(844,361)	(579,776)
NET GAIN (LOSS) ON INVESTMENTS	(252,691)	(3,858,573)	(644,140)	(497,990)	(463,273)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(316,406)	$(3,906,164)	$(651,565)	$(547,370)	$(476,262)

**Subaccount was no longer available for investment as of the date presented in the Statement of Operations.
The accompanying notes are an integral part of these financial statements.
A3

FINANCIAL STATEMENT OF
FORTITUDE LIFE INSURANCE & ANNUITY COMPANY VARIABLE ACCOUNT F

STATEMENTS OF NET ASSETS
December 31, 2022

	SUBACCOUNTS
	AST BlackRock Low Duration Bond Portfolio**	AST BlackRock/Loomis Sayles Bond Portfolio**	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST International Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$—	$—	$828,672	$1,768,217	$1,135,578
Net Assets	$—	$—	$828,672	$1,768,217	$1,135,578

NET ASSETS, representing:
Accumulation units	$—	$—	$828,672	$1,768,217	$1,135,578
	$—	$—	$828,672	$1,768,217	$1,135,578

Units outstanding	—	—	40,209	84,628	90,901

Portfolio shares held	—	—	28,654	49,865	55,018
Portfolio net asset value per share	$—	$—	$28.92	$35.46	$20.64
Investment in portfolio shares, at cost	$—	$—	$591,788	$1,397,855	$1,030,413

STATEMENTS OF OPERATIONS
For the period ended December 31, 2022

	SUBACCOUNTS
	AST BlackRock Low Duration Bond Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST International Value Portfolio
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	2/11/2022**	2/11/2022**	12/31/2022	12/31/2022	12/31/2022

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and for
administration	1,755	3,795	7,237	26,649	9,367
NET INVESTMENT INCOME (LOSS)	(1,755)	(3,795)	(7,237)	(26,649)	(9,367)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	74,621	550,039	39,767	491,207	16,021
Net change in unrealized appreciation (depreciation) on investments	(100,037)	(694,072)	13,109	(1,080,429)	(148,898)
NET GAIN (LOSS) ON INVESTMENTS	(25,416)	(144,033)	52,876	(589,222)	(132,877)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(27,171)	$(147,828)	$45,639	$(615,871)	$(142,244)

**Subaccount was no longer available for investment as of the date presented in the Statement of Operations.
The accompanying notes are an integral part of these financial statements.
A4

FINANCIAL STATEMENT OF
FORTITUDE LIFE INSURANCE & ANNUITY COMPANY VARIABLE ACCOUNT F

STATEMENTS OF NET ASSETS
December 31, 2022

	SUBACCOUNTS
	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST International Growth Portfolio	PSF International Growth Portfolio (Class I)	ProFund VP Bear
ASSETS
Investment in the portfolios, at fair value	$1,097,508	$1,056,077	$1,746,500	$25,268	$18,920
Net Assets	$1,097,508	$1,056,077	$1,746,500	$25,268	$18,920

NET ASSETS, representing:
Accumulation units	$1,097,508	$1,056,077	$1,746,500	$25,268	$18,920
	$1,097,508	$1,056,077	$1,746,500	$25,268	$18,920

Units outstanding	55,899	73,913	98,772	1,742	5,377

Portfolio shares held	41,572	32,635	80,744	2,578	1,110
Portfolio net asset value per share	$26.40	$32.36	$21.63	$9.80	$17.04
Investment in portfolio shares, at cost	$756,469	$877,873	$1,164,170	$21,783	$19,908

STATEMENTS OF OPERATIONS
For the period ended December 31, 2022

	SUBACCOUNTS
	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST International Growth Portfolio	PSF International Growth Portfolio (Class I)	ProFund VP Bear
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and for
administration	9,039	9,485	17,356	190	72
NET INVESTMENT INCOME (LOSS)	(9,039)	(9,485)	(17,356)	(190)	(72)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	67,918	52,203	176,652	3,718	(1,397)
Net change in unrealized appreciation (depreciation) on investments	(328,208)	(344,594)	(953,980)	(16,426)	2,294
NET GAIN (LOSS) ON INVESTMENTS	(260,290)	(292,391)	(777,328)	(12,708)	897

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(269,329)	$(301,876)	$(794,684)	$(12,898)	$825

The accompanying notes are an integral part of these financial statements.
A5

FINANCIAL STATEMENT OF
FORTITUDE LIFE INSURANCE & ANNUITY COMPANY VARIABLE ACCOUNT F

STATEMENTS OF NET ASSETS
December 31, 2022

	SUBACCOUNTS
	ProFund VP UltraBull	ProFund VP Europe 30	ProFund VP NASDAQ-100	ProFund VP UltraNASDAQ-100	ProFund VP UltraSmall-Cap
ASSETS
Investment in the portfolios, at fair value	$103,736	$22,971	$701,812	$807,147	$153,350
Net Assets	$103,736	$22,971	$701,812	$807,147	$153,350

NET ASSETS, representing:
Accumulation units	$103,736	$22,971	$701,812	$807,147	$153,350
	$103,736	$22,971	$701,812	$807,147	$153,350

Units outstanding	3,351	2,072	31,797	31,205	8,660

Portfolio shares held	5,019	1,020	18,367	56,208	13,595
Portfolio net asset value per share	$20.67	$22.52	$38.21	$14.36	$11.28
Investment in portfolio shares, at cost	$138,319	$23,740	$1,059,485	$1,895,234	$234,008

STATEMENTS OF OPERATIONS
For the period ended December 31, 2022

	SUBACCOUNTS
	ProFund VP UltraBull	ProFund VP Europe 30	ProFund VP NASDAQ-100	ProFund VP UltraNASDAQ-100	ProFund VP UltraSmall-Cap
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

INVESTMENT INCOME
Dividend income	$—	$344	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and for
administration	1,182	207	4,387	8,632	1,586
NET INVESTMENT INCOME (LOSS)	(1,182)	137	(4,387)	(8,632)	(1,586)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	29,484	1,010	179,954	693,171	42,315
Net realized gain (loss) on shares redeemed	(3,082)	(539)	16,081	(16,515)	(4,653)
Net change in unrealized appreciation (depreciation) on investments	(82,700)	(3,216)	(570,919)	(1,933,250)	(145,764)
NET GAIN (LOSS) ON INVESTMENTS	(56,298)	(2,745)	(374,884)	(1,256,594)	(108,102)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(57,480)	$(2,608)	$(379,271)	$(1,265,226)	$(109,688)

The accompanying notes are an integral part of these financial statements.
A6

FINANCIAL STATEMENT OF
FORTITUDE LIFE INSURANCE & ANNUITY COMPANY VARIABLE ACCOUNT F

STATEMENTS OF NET ASSETS
December 31, 2022

	SUBACCOUNTS
	Rydex VT Nova Fund	Rydex VT NASDAQ-100® Fund	Rydex VT Inverse S&P 500® Strategy Fund	Invesco V.I. Health Care Fund (Series I)	Invesco V.I. Technology Fund (Series I)
ASSETS
Investment in the portfolios, at fair value	$70,525	$109,840	$53,069	$1,030,236	$1,040,771
Net Assets	$70,525	$109,840	$53,069	$1,030,236	$1,040,771

NET ASSETS, representing:
Accumulation units	$70,525	$109,840	$53,069	$1,030,236	$1,040,771
	$70,525	$109,840	$53,069	$1,030,236	$1,040,771

Units outstanding	2,780	5,217	15,122	45,012	64,004

Portfolio shares held	594	2,373	1,464	40,964	82,666
Portfolio net asset value per share	$118.73	$46.28	$36.26	$25.15	$12.59
Investment in portfolio shares, at cost	$74,403	$150,696	$48,015	$1,132,926	$1,704,706

STATEMENTS OF OPERATIONS
For the period ended December 31, 2022

	SUBACCOUNTS
	Rydex VT Nova Fund	Rydex VT NASDAQ-100® Fund	Rydex VT Inverse S&P 500® Strategy Fund	Invesco V.I. Health Care Fund (Series I)	Invesco V.I. Technology Fund (Series I)
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

INVESTMENT INCOME
Dividend income	$347	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and for
administration	932	1,347	234	9,532	12,088
NET INVESTMENT INCOME (LOSS)	(585)	(1,347)	(234)	(9,532)	(12,088)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	9,838	5,913	—	142,426	494,903
Net realized gain (loss) on shares redeemed	12,486	37,272	(461)	17,868	84,442
Net change in unrealized appreciation (depreciation) on investments	(57,340)	(110,614)	5,591	(339,847)	(1,319,074)
NET GAIN (LOSS) ON INVESTMENTS	(35,016)	(67,429)	5,130	(179,553)	(739,729)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(35,601)	$(68,776)	$4,896	$(189,085)	$(751,817)
The accompanying notes are an integral part of these financial statements.
A7

FINANCIAL STATEMENT OF
FORTITUDE LIFE INSURANCE & ANNUITY COMPANY VARIABLE ACCOUNT F

STATEMENTS OF NET ASSETS
December 31, 2022

	SUBACCOUNTS
	Allspring VT International Equity Fund (Class 1)	Allspring VT Omega Growth Fund (Class 1)	Allspring VT Small Cap Growth Fund (Class 1)	Invesco V.I. Diversified Dividend Fund (Series I)	AST MFS Growth Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$111,163	$21,103	$309,550	$617,563	$1,617,359
Net Assets	$111,163	$21,103	$309,550	$617,563	$1,617,359

NET ASSETS, representing:
Accumulation units	$111,163	$21,103	$309,550	$617,563	$1,617,359
	$111,163	$21,103	$309,550	$617,563	$1,617,359

Units outstanding	7,169	1,057	13,458	28,700	106,838

Portfolio shares held	66,965	1,011	38,501	24,712	89,604
Portfolio net asset value per share	$1.66	$20.88	$8.04	$24.99	$18.05
Investment in portfolio shares, at cost	$144,296	$31,379	$404,565	$626,257	$1,145,114

STATEMENTS OF OPERATIONS
For the period ended December 31, 2022

	SUBACCOUNTS
	Allspring VT International Equity Fund (Class 1)	Allspring VT Omega Growth Fund (Class 1)	Allspring VT Small Cap Growth Fund (Class 1)	Invesco V.I. Diversified Dividend Fund (Series I)	AST MFS Growth Allocation Portfolio
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

INVESTMENT INCOME
Dividend income	$5,071	$—	$—	$11,673	$—

EXPENSES
Charges for mortality and expense risk, and for
administration	1,201	142	3,236	6,073	16,607
NET INVESTMENT INCOME (LOSS)	3,870	(142)	(3,236)	5,600	(16,607)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	5,440	59,210	76,581	—
Net realized gain (loss) on shares redeemed	(25,102)	75	(6,661)	6,736	77,142
Net change in unrealized appreciation (depreciation) on investments	3,665	(17,509)	(223,312)	(106,304)	(439,631)
NET GAIN (LOSS) ON INVESTMENTS	(21,437)	(11,994)	(170,763)	(22,987)	(362,489)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(17,567)	$(12,136)	$(173,999)	$(17,387)	$(379,096)
The accompanying notes are an integral part of these financial statements.
A8

FINANCIAL STATEMENT OF
FORTITUDE LIFE INSURANCE & ANNUITY COMPANY VARIABLE ACCOUNT F

STATEMENTS OF NET ASSETS
December 31, 2022

	SUBACCOUNTS
	NVIT Emerging Markets Fund (Class D)	AST Prudential Growth Allocation Portfolio	AST Core Fixed Income Portfolio	Invesco V.I. Discovery Mid Cap Growth Fund (Series I)	AST Global Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$892,653	$270,174	$5,699,089	$865,801	$590,057
Net Assets	$892,653	$270,174	$5,699,089	$865,801	$590,057

NET ASSETS, representing:
Accumulation units	$892,653	$270,174	$5,699,089	$865,801	$590,057
	$892,653	$270,174	$5,699,089	$865,801	$590,057

Units outstanding	87,066	23,437	588,985	73,770	68,765

Portfolio shares held	88,381	14,652	458,126	15,597	55,352
Portfolio net asset value per share	$10.10	$18.44	$12.44	$55.51	$10.66
Investment in portfolio shares, at cost	$966,891	$233,119	$6,442,807	$1,203,684	$675,570

STATEMENTS OF OPERATIONS
For the period ended December 31, 2022

	SUBACCOUNTS
	NVIT Emerging Markets Fund (Class D)	AST Prudential Growth Allocation Portfolio	AST Core Fixed Income Portfolio	Invesco V.I. Discovery Mid Cap Growth Fund (Series I)	AST Global Bond Portfolio
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

INVESTMENT INCOME
Dividend income	$1,653	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and for
administration	9,531	3,415	44,563	7,650	5,448
NET INVESTMENT INCOME (LOSS)	(7,878)	(3,415)	(44,563)	(7,650)	(5,448)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	264,183	—
Net realized gain (loss) on shares redeemed	6,309	18,762	16,087	13,033	(13,368)
Net change in unrealized appreciation (depreciation) on investments	(314,847)	(98,721)	(901,096)	(673,841)	(80,570)
NET GAIN (LOSS) ON INVESTMENTS	(308,538)	(79,959)	(885,009)	(396,625)	(93,938)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(316,416)	$(83,374)	$(929,572)	$(404,275)	$(99,386)

The accompanying notes are an integral part of these financial statements.
A9

FINANCIAL STATEMENT OF
FORTITUDE LIFE INSURANCE & ANNUITY COMPANY VARIABLE ACCOUNT F

STATEMENTS OF NET ASSETS
December 31, 2022

SUBACCOUNT
AST Large-Cap Core Portfolio
ASSETS
Investment in the portfolios, at fair value	$2,584,844
Net Assets	$2,584,844

NET ASSETS, representing:
Accumulation units	$2,584,844
$2,584,844

Units outstanding	296,381

Portfolio shares held	101,366
Portfolio net asset value per share	$25.50
Investment in portfolio shares, at cost	$2,948,870

STATEMENTS OF OPERATIONS
For the period ended December 31, 2022

SUBACCOUNT
AST Large-Cap Core Portfolio
1/1/2022
to
12/31/2022

INVESTMENT INCOME
Dividend income	$—

EXPENSES
Charges for mortality and expense risk, and for
administration	29,814
NET INVESTMENT INCOME (LOSS)	(29,814)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—
Net realized gain (loss) on shares redeemed	(44,238)
Net change in unrealized appreciation (depreciation) on investments	(547,257)
NET GAIN (LOSS) ON INVESTMENTS	(591,495)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(621,309)

The accompanying notes are an integral part of these financial statements.
A10

FINANCIAL STATEMENT OF
FORTITUDE LIFE INSURANCE & ANNUITY COMPANY VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	AST Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Tactical Preservation Portfolio	AST T. Rowe Price Large-Cap Value Portfolio
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	2/11/2022**

OPERATIONS
Net investment income (loss)	$(84,003)	$10,088	$(12,368)	$(8,200)	$(6,821)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	854,229	—	88,931	36,576	2,215,813
Net change in unrealized appreciation (depreciation) on investments	(2,768,298)	—	(557,652)	(210,495)	(2,154,751)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,998,072)	10,088	(481,089)	(182,119)	54,241

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	118,340	177,530	13,271	23,404	6,792
Policy loans	(17,965)	(2,331)	(117)	(24)	(40)
Policy loan repayments and interest	21,478	6,135	668	50	262
Surrenders, withdrawals and death benefits	(387,078)	(5,304,824)	(4,538)	(32,150)	(79,547)
Net transfers between other subaccounts
or fixed rate option	11,218,044	3,502,330	(87,449)	187,595	(7,502,330)
Miscellaneous transactions	(657)	(127)	(6)	8	(10,926)
Other charges	(231,045)	(250,374)	(26,963)	(34,012)	(15,293)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	10,721,117	(1,871,661)	(105,134)	144,871	(7,601,082)

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,723,045	(1,861,573)	(586,223)	(37,248)	(7,546,841)

NET ASSETS
Beginning of period	4,373,488	4,773,203	1,911,720	959,447	7,546,841
End of period	$13,096,533	$2,911,630	$1,325,497	$922,199	$—

Beginning units	92,521	444,220	61,482	55,821	394,553
Units issued	378,498	366,167	674	11,261	375
Units redeemed	(30,018)	(531,477)	(2,713)	(5,429)	(394,928)
Ending units	441,001	278,910	59,443	61,653	—

**Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A11

FINANCIAL STATEMENT OF
FORTITUDE LIFE INSURANCE & ANNUITY COMPANY VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST Small-Cap Value Portfolio	AST Mid-Cap Growth Portfolio	AST Goldman Sachs Small-Cap Value Portfolio
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	9/9/2022**	12/31/2022	12/31/2022	6/10/2022**

OPERATIONS
Net investment income (loss)	$(10,980)	$(6,846)	$(33,348)	$(35,570)	$(10,696)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	41,426	490,965	286,651	227,307	1,640,949
Net change in unrealized appreciation (depreciation) on investments	(216,433)	(919,427)	(772,238)	(2,002,896)	(2,014,523)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(185,987)	(435,308)	(518,935)	(1,811,159)	(384,270)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	16,126	14,346	34,390	74,479	10,553
Policy loans	(2,272)	(3,329)	(3,599)	(15,139)	(9,281)
Policy loan repayments and interest	226	—	12,028	439	—
Surrenders, withdrawals and death benefits	(37,421)	(30,421)	(93,466)	(160,131)	(662)
Net transfers between other subaccounts
or fixed rate option	(69,097)	(1,222,552)	2,682,396	(160,923)	(2,845,857)
Miscellaneous transactions	(861)	1,921	93	(5,052)	26
Other charges	(38,276)	(20,977)	(77,654)	(123,862)	(18,578)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(131,575)	(1,261,012)	2,554,188	(390,189)	(2,863,799)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(317,562)	(1,696,320)	2,035,253	(2,201,348)	(3,248,069)

NET ASSETS
Beginning of period	1,532,921	1,696,320	3,053,206	5,836,811	3,248,069
End of period	$1,215,359	$—	$5,088,459	$3,635,463	$—

Beginning units	88,035	67,010	124,716	286,114	122,965
Units issued	875	1,976	134,060	8,245	246
Units redeemed	(8,796)	(68,986)	(15,002)	(34,796)	(123,211)
Ending units	80,114	—	243,774	259,563	—

**Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A12

FINANCIAL STATEMENT OF
FORTITUDE LIFE INSURANCE & ANNUITY COMPANY VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	AST Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Mid-Cap Value Portfolio	AST Small-Cap Growth Portfolio
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	6/10/2022**	6/10/2022**	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$(63,715)	$(47,591)	$(7,425)	$(49,380)	$(12,989)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	685,818	5,657,145	1,080,623	346,371	116,503
Net change in unrealized appreciation (depreciation) on investments	(938,509)	(9,515,718)	(1,724,763)	(844,361)	(579,776)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(316,406)	(3,906,164)	(651,565)	(547,370)	(476,262)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	88,247	78,158	6,512	47,040	24,119
Policy loans	(5,553)	(15,967)	—	(15,261)	(355)
Policy loan repayments and interest	1,930	11,991	5,498	14,061	357
Surrenders, withdrawals and death benefits	(166,198)	(177,823)	(40,226)	(53,563)	(24,292)
Net transfers between other subaccounts
or fixed rate option	6,828,696	(10,100,611)	(1,641,623)	(285,370)	1,224,066
Miscellaneous transactions	(15,982)	(5,795)	(544)	120	(56)
Other charges	(192,447)	(126,999)	(15,614)	(115,492)	(29,055)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	6,538,693	(10,337,046)	(1,685,997)	(408,465)	1,194,784

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,222,287	(14,243,210)	(2,337,562)	(955,835)	718,522

NET ASSETS
Beginning of period	2,296,668	14,243,210	2,337,562	6,435,014	1,345,856
End of period	$8,518,955	$—	$—	$5,479,179	$2,064,378

Beginning units	102,044	328,438	64,363	245,469	33,464
Units issued	327,604	3,653	559	1,941	58,338
Units redeemed	(46,038)	(332,091)	(64,922)	(17,949)	(4,729)
Ending units	383,610	—	—	229,461	87,073

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A13

FINANCIAL STATEMENT OF
FORTITUDE LIFE INSURANCE & ANNUITY COMPANY VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	AST BlackRock Low Duration Bond Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST International Value Portfolio
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	2/11/2022**	2/11/2022**	12/31/2022	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$(1,755)	$(3,795)	$(7,237)	$(26,649)	$(9,367)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	74,621	550,039	39,767	491,207	16,021
Net change in unrealized appreciation (depreciation) on investments	(100,037)	(694,072)	13,109	(1,080,429)	(148,898)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(27,171)	(147,828)	45,639	(615,871)	(142,244)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,453	7,635	13,467	23,121	10,143
Policy loans	(2)	(4,811)	(87)	(196)	(89)
Policy loan repayments and interest	—	1,063	114	962	—
Surrenders, withdrawals and death benefits	(16)	(32,008)	(46,142)	(216,087)	(14,660)
Net transfers between other subaccounts
or fixed rate option	(1,662,376)	(4,256,251)	(53,793)	(914,025)	24,311
Miscellaneous transactions	(13)	937	(1,858)	38	7
Other charges	(3,089)	(14,330)	(32,609)	(50,409)	(21,438)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,660,043)	(4,297,765)	(120,908)	(1,156,596)	(1,726)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,687,214)	(4,445,593)	(75,269)	(1,772,467)	(143,970)

NET ASSETS
Beginning of period	1,687,214	4,445,593	903,941	3,540,684	1,279,548
End of period	$—	$—	$828,672	$1,768,217	$1,135,578

Beginning units	124,095	305,799	43,177	128,765	91,385
Units issued	485	993	3,454	5,839	3,371
Units redeemed	(124,580)	(306,792)	(6,422)	(49,976)	(3,855)
Ending units	—	—	40,209	84,628	90,901

**Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A14

FINANCIAL STATEMENT OF
FORTITUDE LIFE INSURANCE & ANNUITY COMPANY VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST International Growth Portfolio	PSF International Growth Portfolio (Class I)	ProFund VP Bear
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$(9,039)	$(9,485)	$(17,356)	$(190)	$(72)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	67,918	52,203	176,652	3,718	(1,397)
Net change in unrealized appreciation (depreciation) on investments	(328,208)	(344,594)	(953,980)	(16,426)	2,294
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(269,329)	(301,876)	(794,684)	(12,898)	825

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	9,626	18,674	35,931	40	3,346
Policy loans	(5,867)	(1,853)	(247)	—	(74)
Policy loan repayments and interest	215	109	5,861	—	—
Surrenders, withdrawals and death benefits	(36,813)	(22,190)	(174,174)	(6,346)	—
Net transfers between other subaccounts
or fixed rate option	(43,976)	(31,879)	(4,476)	1,065	8,763
Miscellaneous transactions	(6,870)	(636)	(2,473)	(36)	(4)
Other charges	(16,058)	(35,830)	(51,284)	(2,141)	(2,451)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(99,743)	(73,605)	(190,862)	(7,418)	9,580

TOTAL INCREASE (DECREASE) IN NET ASSETS	(369,072)	(375,481)	(985,546)	(20,316)	10,405

NET ASSETS
Beginning of period	1,466,580	1,431,558	2,732,046	45,584	8,515
End of period	$1,097,508	$1,056,077	$1,746,500	$25,268	$18,920

Beginning units	59,036	79,395	106,626	2,121	2,890
Units issued	969	4,174	5,684	146	3,667
Units redeemed	(4,106)	(9,656)	(13,538)	(525)	(1,180)
Ending units	55,899	73,913	98,772	1,742	5,377

The accompanying notes are an integral part of these financial statements.
A15

FINANCIAL STATEMENT OF
FORTITUDE LIFE INSURANCE & ANNUITY COMPANY VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	ProFund VP UltraBull	ProFund VP Europe 30	ProFund VP NASDAQ-100	ProFund VP UltraNASDAQ-100	ProFund VP UltraSmall-Cap
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$(1,182)	$137	$(4,387)	$(8,632)	$(1,586)
Capital gains distributions received	29,484	1,010	179,954	693,171	42,315
Net realized gain (loss) on shares redeemed	(3,082)	(539)	16,081	(16,515)	(4,653)
Net change in unrealized appreciation (depreciation) on investments	(82,700)	(3,216)	(570,919)	(1,933,250)	(145,764)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(57,480)	(2,608)	(379,271)	(1,265,226)	(109,688)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	612	247	4,998	3,506	1,802
Policy loans	(66)	—	(32)	(192)	(23)
Policy loan repayments and interest	320	—	—	84	37
Surrenders, withdrawals and death benefits	(14)	(34)	(15,504)	(74)	—
Net transfers between other subaccounts
or fixed rate option	24,380	(5,068)	(1,986)	8,947	26,779
Miscellaneous transactions	5	—	(182)	(5)	(1)
Other charges	(2,470)	(853)	(24,090)	(38,115)	(3,600)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	22,767	(5,708)	(36,796)	(25,849)	24,994

TOTAL INCREASE (DECREASE) IN NET ASSETS	(34,713)	(8,316)	(416,067)	(1,291,075)	(84,694)

NET ASSETS
Beginning of period	138,449	31,287	1,117,879	2,098,222	238,044
End of period	$103,736	$22,971	$701,812	$807,147	$153,350

Beginning units	2,719	2,574	33,307	31,141	7,839
Units issued	717	33	154	1,843	1,546
Units redeemed	(85)	(535)	(1,664)	(1,779)	(725)
Ending units	3,351	2,072	31,797	31,205	8,660

The accompanying notes are an integral part of these financial statements.
A16

FINANCIAL STATEMENT OF
FORTITUDE LIFE INSURANCE & ANNUITY COMPANY VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	Rydex VT Nova Fund	Rydex VT NASDAQ-100® Fund	Rydex VT Inverse S&P 500® Strategy Fund	Invesco V.I. Health Care Fund (Series I)	Invesco V.I. Technology Fund (Series I)
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$(585)	$(1,347)	$(234)	$(9,532)	$(12,088)
Capital gains distributions received	9,838	5,913	—	142,426	494,903
Net realized gain (loss) on shares redeemed	12,486	37,272	(461)	17,868	84,442
Net change in unrealized appreciation (depreciation) on investments	(57,340)	(110,614)	5,591	(339,847)	(1,319,074)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(35,601)	(68,776)	4,896	(189,085)	(751,817)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	63	9,038	2,670	12,819	23,623
Policy loans	(1)	—	—	(84)	(169)
Policy loan repayments and interest	43	—	—	296	156
Surrenders, withdrawals and death benefits	—	(39,551)	—	(31,844)	(220,721)
Net transfers between other subaccounts
or fixed rate option	(25,101)	(64,436)	45,204	(107,016)	72,452
Miscellaneous transactions	—	15,487	—	(1,642)	1,425
Other charges	(952)	(11,072)	(404)	(18,897)	(41,489)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(25,948)	(90,534)	47,470	(146,368)	(164,723)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(61,549)	(159,310)	52,366	(335,453)	(916,540)

NET ASSETS
Beginning of period	132,074	269,150	703	1,365,689	1,957,311
End of period	$70,525	$109,840	$53,069	$1,030,236	$1,040,771

Beginning units	3,713	8,363	754	49,472	71,950
Units issued	4	3,371	14,483	1,586	5,296
Units redeemed	(937)	(6,517)	(115)	(6,046)	(13,242)
Ending units	2,780	5,217	15,122	45,012	64,004

The accompanying notes are an integral part of these financial statements.
A17

FINANCIAL STATEMENT OF
FORTITUDE LIFE INSURANCE & ANNUITY COMPANY VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	Allspring VT International Equity Fund (Class 1)	Allspring VT Omega Growth Fund (Class 1)	Allspring VT Small Cap Growth Fund (Class 1)	Invesco V.I. Diversified Dividend Fund (Series I)	AST MFS Growth Allocation Portfolio
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$3,870	$(142)	$(3,236)	$5,600	$(16,607)
Capital gains distributions received	—	5,440	59,210	76,581	—
Net realized gain (loss) on shares redeemed	(25,102)	75	(6,661)	6,736	77,142
Net change in unrealized appreciation (depreciation) on investments	3,665	(17,509)	(223,312)	(106,304)	(439,631)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(17,567)	(12,136)	(173,999)	(17,387)	(379,096)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,145	487	2,759	14,436	24,655
Policy loans	(2,928)	—	(7)	(94)	(4,612)
Policy loan repayments and interest	—	—	—	143	313
Surrenders, withdrawals and death benefits	(167)	—	(22,149)	(1,800)	(17,525)
Net transfers between other subaccounts
or fixed rate option	(10,184)	3,138	17,565	15,728	142,383
Miscellaneous transactions	(54)	—	262	70	42
Other charges	(2,609)	(1,552)	(10,092)	(21,805)	(44,915)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(13,797)	2,073	(11,662)	6,678	100,341

TOTAL INCREASE (DECREASE) IN NET ASSETS	(31,364)	(10,063)	(185,661)	(10,709)	(278,755)

NET ASSETS
Beginning of period	142,527	31,166	495,211	628,272	1,896,114
End of period	$111,163	$21,103	$309,550	$617,563	$1,617,359

Beginning units	8,153	971	13,771	28,067	103,083
Units issued	115	134	1,656	1,907	14,471
Units redeemed	(1,099)	(48)	(1,969)	(1,274)	(10,716)
Ending units	7,169	1,057	13,458	28,700	106,838
The accompanying notes are an integral part of these financial statements.
A18

FINANCIAL STATEMENT OF
FORTITUDE LIFE INSURANCE & ANNUITY COMPANY VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	NVIT Emerging Markets Fund (Class D)	AST Prudential Growth Allocation Portfolio	AST Core Fixed Income Portfolio	Invesco V.I. Discovery Mid Cap Growth Fund (Series I)	AST Global Bond Portfolio
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$(7,878)	$(3,415)	$(44,563)	$(7,650)	$(5,448)
Capital gains distributions received	—	—	—	264,183	—
Net realized gain (loss) on shares redeemed	6,309	18,762	16,087	13,033	(13,368)
Net change in unrealized appreciation (depreciation) on investments	(314,847)	(98,721)	(901,096)	(673,841)	(80,570)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(316,416)	(83,374)	(929,572)	(404,275)	(99,386)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	19,067	15,552	85,739	21,350	5,012
Policy loans	(35)	(8)	(1,775)	(20)	—
Policy loan repayments and interest	—	49	9,514	84	47
Surrenders, withdrawals and death benefits	(27,842)	(10,107)	(26,036)	(23,375)	(12,795)
Net transfers between other subaccounts
or fixed rate option	(1,292)	(71,280)	5,439,221	20,584	(128,209)
Miscellaneous transactions	(12)	(103)	814	(1,113)	(120)
Other charges	(23,114)	(15,696)	(147,497)	(35,989)	(15,801)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(33,228)	(81,593)	5,359,980	(18,479)	(151,866)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(349,644)	(164,967)	4,430,408	(422,754)	(251,252)

NET ASSETS
Beginning of period	1,242,297	435,141	1,268,681	1,288,555	841,309
End of period	$892,653	$270,174	$5,699,089	$865,801	$590,057

Beginning units	89,946	30,554	109,417	75,194	85,426
Units issued	2,547	1,456	521,651	4,374	615
Units redeemed	(5,427)	(8,573)	(42,083)	(5,798)	(17,276)
Ending units	87,066	23,437	588,985	73,770	68,765

The accompanying notes are an integral part of these financial statements.
A19

FINANCIAL STATEMENT OF
FORTITUDE LIFE INSURANCE & ANNUITY COMPANY VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

SUBACCOUNT
AST Large-Cap Core Portfolio
1/1/2022
to
12/31/2022

OPERATIONS
Net investment income (loss)	$(29,814)
Capital gains distributions received	—
Net realized gain (loss) on shares redeemed	(44,238)
Net change in unrealized appreciation (depreciation) on investments	(547,257)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(621,309)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	34,093
Policy loans	(4,974)
Policy loan repayments and interest	67
Surrenders, withdrawals and death benefits	(142,069)
Net transfers between other subaccounts
or fixed rate option	(150,699)
Miscellaneous transactions	(81)
Other charges	(71,594)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(335,257)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(956,566)

NET ASSETS
Beginning of period	3,541,410
End of period	$2,584,844

Beginning units	333,660
Units issued	5,723
Units redeemed	(43,002)
Ending units	296,381

The accompanying notes are an integral part of these financial statements.
A20

FINANCIAL STATEMENT OF
FORTITUDE LIFE INSURANCE & ANNUITY COMPANY VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	AST Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Tactical Preservation Portfolio	AST T. Rowe Price Large-Cap Value Portfolio
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$(38,890)	$(27,805)	$(13,626)	$(7,646)	$(63,552)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	402,596	—	109,907	40,179	522,090
Net change in unrealized appreciation (depreciation) on investments	252,153	—	488,391	33,419	1,252,855
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	615,859	(27,805)	584,672	65,952	1,711,393

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	31,246	193,042	14,600	30,912	78,077
Policy loans	(1,988)	(1,973)	(104)	(53)	(8,850)
Policy loan repayments and interest	5,594	5,610	1,086	—	1,864
Surrenders, withdrawals and death benefits	(146,534)	(2,767,012)	(16,783)	(49,909)	(197,800)
Net transfers between other subaccounts
or fixed rate option	65,838	4,588,193	(79,355)	(7,867)	(1,041,836)
Miscellaneous transactions	19,488	1,898	313	(178)	(400)
Other charges	(71,816)	(204,095)	(26,771)	(32,084)	(144,754)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(98,172)	1,815,663	(107,014)	(59,179)	(1,313,699)

TOTAL INCREASE (DECREASE) IN NET ASSETS	517,687	1,787,858	477,658	6,773	397,694

NET ASSETS
Beginning of period	3,855,801	2,985,345	1,434,062	952,674	7,149,147
End of period	$4,373,488	$4,773,203	$1,911,720	$959,447	$7,546,841

Beginning units	96,076	285,321	66,454	58,537	455,642
Units issued	7,734	681,576	1,551	1,713	13,120
Units redeemed	(11,289)	(522,677)	(6,523)	(4,429)	(74,209)
Ending units	92,521	444,220	61,482	55,821	394,553

The accompanying notes are an integral part of these financial statements.
A21

FINANCIAL STATEMENT OF
FORTITUDE LIFE INSURANCE & ANNUITY COMPANY VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST Small-Cap Value Portfolio	AST Mid-Cap Growth Portfolio	AST Goldman Sachs Small-Cap Value Portfolio
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$(12,667)	$(13,014)	$(25,904)	$(52,949)	$(25,340)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	24,428	94,052	397,576	533,193	251,004
Net change in unrealized appreciation (depreciation) on investments	69,124	(113,978)	432,276	86,813	488,564
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	80,885	(32,940)	803,948	567,057	714,228

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	19,335	28,249	23,469	88,632	28,922
Policy loans	(4,653)	(7,235)	(2,918)	(6,830)	(9,545)
Policy loan repayments and interest	1,774	12,290	14,495	10,275	—
Surrenders, withdrawals and death benefits	(21,298)	(9,821)	(28,284)	(270,590)	(57,255)
Net transfers between other subaccounts
or fixed rate option	10,654	(32,715)	(401,209)	(535,615)	(211,334)
Miscellaneous transactions	(1)	(162)	(548)	13,991	(1,611)
Other charges	(38,523)	(33,631)	(51,586)	(135,793)	(41,330)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(32,712)	(43,025)	(446,581)	(835,930)	(292,153)

TOTAL INCREASE (DECREASE) IN NET ASSETS	48,173	(75,965)	357,367	(268,873)	422,075

NET ASSETS
Beginning of period	1,484,748	1,772,285	2,695,839	6,105,684	2,825,994
End of period	$1,532,921	$1,696,320	$3,053,206	$5,836,811	$3,248,069

Beginning units	90,367	67,990	138,308	328,795	136,613
Units issued	2,307	3,002	2,026	4,427	1,592
Units redeemed	(4,639)	(3,982)	(15,618)	(47,108)	(15,240)
Ending units	88,035	67,010	124,716	286,114	122,965
The accompanying notes are an integral part of these financial statements.
A22

FINANCIAL STATEMENT OF
FORTITUDE LIFE INSURANCE & ANNUITY COMPANY VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	AST Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Mid-Cap Value Portfolio	AST Small-Cap Growth Portfolio
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$(18,371)	$(130,680)	$(19,100)	$(52,296)	$(14,497)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	235,921	1,463,745	108,482	508,414	131,590
Net change in unrealized appreciation (depreciation) on investments	320,973	973,102	343,288	1,133,632	(68,461)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	538,523	2,306,167	432,670	1,589,750	48,632

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	38,127	192,897	30,046	59,121	18,525
Policy loans	(1,351)	(18,386)	(10,566)	(10,004)	(2)
Policy loan repayments and interest	65,144	69,672	10,988	16,228	265
Surrenders, withdrawals and death benefits	(187,551)	(456,284)	(38,481)	(153,266)	(7,613)
Net transfers between other subaccounts
or fixed rate option	(83,752)	(1,226,245)	(24,726)	566,209	(32,178)
Miscellaneous transactions	(3,210)	8,863	(50)	(1,431)	(149)
Other charges	(57,359)	(276,700)	(38,258)	(109,207)	(21,071)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(229,952)	(1,706,183)	(71,047)	367,650	(42,223)

TOTAL INCREASE (DECREASE) IN NET ASSETS	308,571	599,984	361,623	1,957,400	6,409

NET ASSETS
Beginning of period	1,988,097	13,643,226	1,975,939	4,477,614	1,339,447
End of period	$2,296,668	$14,243,210	$2,337,562	$6,435,014	$1,345,856

Beginning units	113,915	361,588	66,633	235,463	34,414
Units issued	6,847	9,501	1,384	39,859	2,241
Units redeemed	(18,718)	(42,651)	(3,654)	(29,853)	(3,191)
Ending units	102,044	328,438	64,363	245,469	33,464

The accompanying notes are an integral part of these financial statements.
A23

FINANCIAL STATEMENT OF
FORTITUDE LIFE INSURANCE & ANNUITY COMPANY VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	AST BlackRock Low Duration Bond Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST International Value Portfolio
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$(14,637)	$(40,377)	$(7,872)	$(34,499)	$(10,122)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	5,671	224,852	18,988	179,823	27,462
Net change in unrealized appreciation (depreciation) on investments	(15,513)	(281,745)	168,469	225,075	64,193
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(24,479)	(97,270)	179,585	370,399	81,533

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	20,878	106,404	23,881	34,872	13,939
Policy loans	(62)	(7,880)	(73)	(52,191)	(79)
Policy loan repayments and interest	13,375	13,783	—	2,054	1,072
Surrenders, withdrawals and death benefits	(17,281)	(101,289)	(34,012)	(249,005)	(13,028)
Net transfers between other subaccounts
or fixed rate option	110,482	(381,079)	(46,365)	74,644	9,861
Miscellaneous transactions	(24)	42	(148)	(117)	(5)
Other charges	(25,472)	(129,663)	(28,604)	(57,796)	(20,448)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	101,896	(499,682)	(85,321)	(247,539)	(8,688)

TOTAL INCREASE (DECREASE) IN NET ASSETS	77,417	(596,952)	94,264	122,860	72,845

NET ASSETS
Beginning of period	1,609,797	5,042,545	809,677	3,417,824	1,206,703
End of period	$1,687,214	$4,445,593	$903,941	$3,540,684	$1,279,548

Beginning units	116,954	320,995	48,191	137,700	91,821
Units issued	11,043	35,018	2,135	3,872	3,881
Units redeemed	(3,902)	(50,214)	(7,149)	(12,807)	(4,317)
Ending units	124,095	305,799	43,177	128,765	91,385

The accompanying notes are an integral part of these financial statements.
A24

FINANCIAL STATEMENT OF
FORTITUDE LIFE INSURANCE & ANNUITY COMPANY VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST International Growth Portfolio	PSF International Growth Portfolio (Class I)	ProFund VP Bear
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$(10,675)	$(11,885)	$(26,861)	$(264)	$(83)
Capital gains distributions received	—	—	—	—	135
Net realized gain (loss) on shares redeemed	52,837	75,888	484,857	1,021	(11,586)
Net change in unrealized appreciation (depreciation) on investments	159,925	71,126	(118,110)	4,083	7,733
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	202,087	135,129	339,886	4,840	(3,801)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	10,786	18,055	46,823	45	2,367
Policy loans	(4,210)	(1,944)	(331)	—	(2)
Policy loan repayments and interest	936	686	10,974	—	—
Surrenders, withdrawals and death benefits	(50,656)	(56,538)	(143,895)	—	(57)
Net transfers between other subaccounts
or fixed rate option	37,804	(11,592)	(337,758)	1,834	(40,336)
Miscellaneous transactions	(437)	5,755	92	—	—
Other charges	(14,076)	(37,262)	(59,819)	(1,944)	(1,320)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(19,853)	(82,840)	(483,914)	(65)	(39,348)

TOTAL INCREASE (DECREASE) IN NET ASSETS	182,234	52,289	(144,028)	4,775	(43,149)

NET ASSETS
Beginning of period	1,284,346	1,379,269	2,876,074	40,809	51,664
End of period	$1,466,580	$1,431,558	$2,732,046	$45,584	$8,515

Beginning units	60,671	84,482	123,722	2,122	41,068
Units issued	1,611	3,552	6,693	72	1,152
Units redeemed	(3,246)	(8,639)	(23,789)	(73)	(39,330)
Ending units	59,036	79,395	106,626	2,121	2,890

The accompanying notes are an integral part of these financial statements.
A25

FINANCIAL STATEMENT OF
FORTITUDE LIFE INSURANCE & ANNUITY COMPANY VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	ProFund VP UltraBull	ProFund VP Europe 30	ProFund VP NASDAQ-100	ProFund VP UltraNASDAQ-100	ProFund VP UltraSmall-Cap
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$(1,231)	$39	$(5,180)	$(12,297)	$(2,174)
Capital gains distributions received	—	—	148,876	417,449	17,903
Net realized gain (loss) on shares redeemed	(1,857)	118	18,157	40,608	14,659
Net change in unrealized appreciation (depreciation) on investments	53,432	5,826	57,237	276,071	15,358
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	50,344	5,983	219,090	721,831	45,746

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,027	283	4,739	4,051	2,122
Policy loans	(58)	—	(30)	(2,896)	(1,331)
Policy loan repayments and interest	1,066	—	—	243	118
Surrenders, withdrawals and death benefits	—	—	—	(2,081)	(118)
Net transfers between other subaccounts
or fixed rate option	(986)	418	982	24,511	(17,849)
Miscellaneous transactions	52	—	—	(28)	(3)
Other charges	(2,599)	(791)	(20,168)	(41,320)	(4,176)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,498)	(90)	(14,477)	(17,520)	(21,237)

TOTAL INCREASE (DECREASE) IN NET ASSETS	48,846	5,893	204,613	704,311	24,509

NET ASSETS
Beginning of period	89,603	25,394	913,266	1,393,911	213,535
End of period	$138,449	$31,287	$1,117,879	$2,098,222	$238,044

Beginning units	2,761	2,583	33,789	31,040	8,633
Units issued	66	77	158	1,022	386
Units redeemed	(108)	(86)	(640)	(921)	(1,180)
Ending units	2,719	2,574	33,307	31,141	7,839
The accompanying notes are an integral part of these financial statements.
A26

FINANCIAL STATEMENT OF
FORTITUDE LIFE INSURANCE & ANNUITY COMPANY VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	Rydex VT Nova Fund	Rydex VT NASDAQ-100® Fund	Rydex VT Inverse S&P 500® Strategy Fund	Invesco V.I. Health Care Fund (Series I)	Invesco V.I. Technology Fund (Series I)
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$(680)	$(1,979)	$(7)	$(8,872)	$(17,505)
Capital gains distributions received	4,759	18,736	—	139,139	177,567
Net realized gain (loss) on shares redeemed	971	14,631	(10)	11,643	120,267
Net change in unrealized appreciation (depreciation) on investments	29,245	22,847	(162)	(2,353)	(44,082)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	34,295	54,235	(179)	139,557	236,247

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	50	3,037	173	13,763	26,613
Policy loans	(2)	—	—	(85)	(573)
Policy loan repayments and interest	—	—	—	110	24,757
Surrenders, withdrawals and death benefits	—	(8,702)	—	(28,579)	(78,491)
Net transfers between other subaccounts
or fixed rate option	24,595	7,271	—	13,168	(72,057)
Miscellaneous transactions	—	(7,522)	—	(454)	347
Other charges	(1,018)	(680)	(1)	(17,348)	(40,559)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	23,625	(6,596)	172	(19,425)	(139,963)

TOTAL INCREASE (DECREASE) IN NET ASSETS	57,920	47,639	(7)	120,132	96,284

NET ASSETS
Beginning of period	74,154	221,511	710	1,245,557	1,861,027
End of period	$132,074	$269,150	$703	$1,365,689	$1,957,311

Beginning units	2,835	8,601	569	50,063	77,530
Units issued	912	1,067	186	1,345	3,181
Units redeemed	(34)	(1,305)	(1)	(1,936)	(8,761)
Ending units	3,713	8,363	754	49,472	71,950

The accompanying notes are an integral part of these financial statements.
A27

FINANCIAL STATEMENT OF
FORTITUDE LIFE INSURANCE & ANNUITY COMPANY VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	Allspring VT International Equity Fund (Class 1)	Allspring VT Omega Growth Fund (Class 1)	Allspring VT Small Cap Growth Fund (Class 1)	Invesco V.I. Diversified Dividend Fund (Series I)	AST MFS Growth Allocation Portfolio
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$541	$(179)	$(4,485)	$6,842	$(17,253)
Capital gains distributions received	—	3,251	53,585	2,306	—
Net realized gain (loss) on shares redeemed	(9,537)	1,109	18,025	16,209	90,776
Net change in unrealized appreciation (depreciation) on investments	18,214	(38)	(33,234)	69,244	163,514
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	9,218	4,143	33,891	94,601	237,037

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,904	131	4,387	32,528	26,873
Policy loans	(1,705)	—	(7)	(1,271)	(3,928)
Policy loan repayments and interest	—	—	—	—	905
Surrenders, withdrawals and death benefits	(4,460)	—	(13,580)	(15,587)	(46,877)
Net transfers between other subaccounts
or fixed rate option	113	2,989	12,666	(25,884)	(54,315)
Miscellaneous transactions	5	—	359	(287)	(3,225)
Other charges	(3,567)	(1,213)	(11,245)	(18,290)	(43,356)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(6,710)	1,907	(7,420)	(28,791)	(123,923)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,508	6,050	26,471	65,810	113,114

NET ASSETS
Beginning of period	140,019	25,116	468,740	562,462	1,783,000
End of period	$142,527	$31,166	$495,211	$628,272	$1,896,114

Beginning units	8,613	881	13,880	29,521	110,357
Units issued	147	163	1,101	1,146	2,864
Units redeemed	(607)	(73)	(1,210)	(2,600)	(10,138)
Ending units	8,153	971	13,771	28,067	103,083
The accompanying notes are an integral part of these financial statements.
A28

FINANCIAL STATEMENT OF
FORTITUDE LIFE INSURANCE & ANNUITY COMPANY VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	NVIT Emerging Markets Fund (Class D)	AST Prudential Growth Allocation Portfolio	AST Core Fixed Income Portfolio	Invesco V.I. Discovery Mid Cap Growth Fund (Series I)	AST Global Bond Portfolio
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$(1,024)	$(4,288)	$(15,115)	$(9,275)	$(7,036)
Capital gains distributions received	—	—	—	131,825	—
Net realized gain (loss) on shares redeemed	88,182	19,368	62,463	70,857	83
Net change in unrealized appreciation (depreciation) on investments	(196,837)	45,753	(98,014)	2,559	(11,933)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(109,679)	60,833	(50,666)	195,966	(18,886)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	15,391	13,813	10,255	14,410	5,524
Policy loans	(34)	(40)	(38)	(20)	—
Policy loan repayments and interest	—	81	(198)	—	—
Surrenders, withdrawals and death benefits	(131,372)	(56,434)	(220)	(67,311)	(2,479)
Net transfers between other subaccounts
or fixed rate option	(30,180)	(2,144)	(180,054)	130,056	88,019
Miscellaneous transactions	627	809	—	(2,030)	1
Other charges	(26,551)	(17,185)	(16,195)	(15,857)	(15,486)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(172,119)	(61,100)	(186,450)	59,248	75,579

TOTAL INCREASE (DECREASE) IN NET ASSETS	(281,798)	(267)	(237,116)	255,214	56,693

NET ASSETS
Beginning of period	1,524,095	435,408	1,505,797	1,033,341	784,616
End of period	$1,242,297	$435,141	$1,268,681	$1,288,555	$841,309

Beginning units	100,980	35,254	125,830	71,208	77,843
Units issued	5,718	939	15,630	15,228	11,809
Units redeemed	(16,752)	(5,639)	(32,043)	(11,242)	(4,226)
Ending units	89,946	30,554	109,417	75,194	85,426
The accompanying notes are an integral part of these financial statements.
A29

FINANCIAL STATEMENT OF
FORTITUDE LIFE INSURANCE & ANNUITY COMPANY VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

SUBACCOUNT
AST Large-Cap Core Portfolio
10/15/2021*
to
12/31/2021

OPERATIONS
Net investment income (loss)	$(7,649)
Capital gains distributions received	—
Net realized gain (loss) on shares redeemed	4,275
Net change in unrealized appreciation (depreciation) on investments	183,231
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	179,857

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,483,316
Policy loans	(9)
Policy loan repayments and interest	—
Surrenders, withdrawals and death benefits	(35,748)
Net transfers between other subaccounts
or fixed rate option	(71,970)
Miscellaneous transactions	(713)
Other charges	(13,323)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	3,361,553

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,541,410

NET ASSETS
Beginning of period	—
End of period	$3,541,410

Beginning units	—
Units issued	344,983
Units redeemed	(11,323)
Ending units	333,660

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A30

NOTES TO FINANCIAL STATEMENTS OF
FORTITUDE LIFE INSURANCE & ANNUITY COMPANY VARIABLE ACCOUNT F
December 31, 2022

Note 1:    General

Fortitude Life Insurance & Annuity Company Variable Account F (the "Account", formerly Prudential Annuities Life Assurance Corporation Variable Account F) was established under the laws of the State of Connecticut on June 25, 1998 to fund variable life insurance products offered by Prudential Annuities Life Assurance Corporation ("PALAC”, now known as Fortitude Life Insurance & Annuity Company ("FLIAC")). Prior to April 1, 2022, PALAC was a wholly-owned subsidiary of Prudential Annuities Inc. ("PAI") which was an indirect, wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). On April 1, 2022, PAI completed the sale of its equity interest in PALAC to Fortitude Group Holdings, LLC (“FGH”), the parent company of Fortitude Reinsurance Company, Ltd, and as a result, FLIAC became a wholly-owned subsidiary of FGH and is no longer an affiliate of Prudential Financial or any of its affiliates.

On April 1, 2022, FGH and Prudential Financial entered into an Administrative Service Agreement whereby Prudential Financial continues to administer and service the contracts noted below, including the payment of benefits and oversight of investment management.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of FLIAC. The assets of the Account will not be charged with any liabilities arising out of any other business FLIAC may conduct. However, the Account’s obligations, including insurance benefits related to the variable life insurance products listed below, are the obligations of FLIAC.

On August 30, 2013, PALAC received approval from the Arizona and Connecticut Departments of Insurance to redomesticate PALAC from Connecticut to Arizona effective August 31, 2013. As a result of the redomestication and sale, FLIAC is an Arizona insurance company and its principal insurance regulatory authority is the Arizona Department of Insurance. The Account is operated in accordance with the laws of Arizona. There was no impact to the operation of the Account.

The Account is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for five variable life insurance products issued by FLIAC (individually, a “contract” or "product" and collectively, the “contracts” or "products"). The following is a list of each contract funded through the Account.

Advanced Series Trophy (“AS Trophy”)	Advanced Series SPVLI (“AS SPVLI”)	Advanced Series Life Champion (“AS Champion”)
Advanced Series Life Focus (“AS Focus”)	Advanced Series Horizon (“AS Horizon”)

The contracts offer the option to invest in various subaccounts listed below (collectively, the “Portfolios”). Investment options vary by contract.

The corresponding subaccount names are as follows:

AST Large-Cap Growth Portfolio (formerly AST T. Rowe Price Large-Cap Growth Portfolio)
AST Government Money Market Portfolio
AST Cohen & Steers Realty Portfolio
AST J.P. Morgan Tactical Preservation Portfolio
AST T. Rowe Price Large-Cap Value Portfolio*
AST High Yield Portfolio
AST Small-Cap Growth Opportunities Portfolio*
AST Small-Cap Value Portfolio
AST Mid-Cap Growth Portfolio
A31

Note 1:    General (continued)

AST Goldman Sachs Small-Cap Value Portfolio*
AST Large-Cap Value Portfolio (formerly AST Hotchkis & Wiley Large-Cap Value Portfolio)
AST Loomis Sayles Large-Cap Growth Portfolio*
AST MFS Growth Portfolio*
AST Mid-Cap Value Portfolio
AST Small-Cap Growth Portfolio
AST BlackRock Low Duration Bond Portfolio*
AST BlackRock/Loomis Sayles Bond Portfolio*
AST T. Rowe Price Natural Resources Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST International Value Portfolio
AST MFS Global Equity Portfolio
AST J.P. Morgan International Equity Portfolio
AST International Growth Portfolio
PSF International Growth Portfolio (Class I)
ProFund VP Bear
ProFund VP UltraBull
ProFund VP Europe 30
ProFund VP NASDAQ-100
ProFund VP UltraNASDAQ-100
ProFund VP UltraSmall-Cap
Rydex VT Nova Fund
Rydex VT NASDAQ-100® Fund
Rydex VT Inverse S&P 500® Strategy Fund
Invesco V.I. Health Care Fund (Series I)
Invesco V.I. Technology Fund (Series I)
Allspring VT International Equity Fund (Class 1)
Allspring VT Omega Growth Fund (Class 1)
Allspring VT Small Cap Growth Fund (Class 1)
Invesco V.I. Diversified Dividend Fund (Series I)
AST MFS Growth Allocation Portfolio
NVIT Emerging Markets Fund (Class D)
AST Prudential Growth Allocation Portfolio
AST Core Fixed Income Portfolio (formerly AST Western Asset Core Plus Bond Portfolio)
Invesco V.I. Discovery Mid Cap Growth Fund (Series I)
AST Global Bond Portfolio
AST Large-Cap Core Portfolio

*	Subaccount merged during the period ended December 31, 2022.

The following table sets forth the dates at which mergers took place in the Account. The transfers from the removed subaccounts to the surviving subaccounts for the period ended December 31, 2022 are reflected in the Statements of Changes in Net Assets as net transfers between subaccounts and purchases and sales in Note 5.
A32

Note 1:    General (continued)

Merger Date	Removed Portfolio	Surviving Portfolio
February 11, 2022	AST T. Rowe Price Large-Cap Value Portfolio	AST Large-Cap Value Portfolio
February 11, 2022	AST BlackRock Low Duration Bond Portfolio	AST Core Fixed Income Portfolio
February 11, 2022	AST BlackRock/Loomis Sayles Bond Portfolio	AST Core Fixed Income Portfolio
June 10, 2022	AST Goldman Sachs Small-Cap Value Portfolio	AST Small-Cap Value Portfolio
June 10, 2022	AST Loomis Sayles Large-Cap Growth Portfolio	AST Large-Cap Growth Portfolio
June 10, 2022	AST MFS Growth Portfolio	AST Large-Cap Growth Portfolio
September 9, 2022	AST Small-Cap Growth Opportunities Portfolio	AST Small-Cap Growth Portfolio

New sales of the products which invest in the Account have been discontinued. However, premium payments made by contract owners will continue to be received by the Account, subject to the rules of the products and any optional benefits, if elected.

The Portfolios are open-end management investment companies. Each subaccount of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests.

Market Disruption, Geopolitical and Market Events Risks

Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts, geopolitical developments, terrorism, natural disasters and public health epidemics (including the global outbreak of COVID-19). The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of risks to the portfolios in which each subaccount invests in.

Recent failures of certain U.S. and international banks and actions taken by government intervention may at times result in unusually high market volatility, which could negatively impact performance of the portfolios in which each subaccount invests in.

COVID-19 has resulted in extreme stress and disruption in the global economy and financial markets. The pandemic has adversely impacted, and may continue to adversely impact, the financial performance of the portfolios in which the subaccounts invest. Management will continue to monitor developments, and their impact on the Account and the fair value of the portfolios.

These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

Note 2:    Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies, which is part of the generally accepted accounting principles in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The most significant estimates relate to the valuation of investments in the Portfolios. Subsequent events have been evaluated through the date these financial statements were issued, and no adjustment or disclosure is required in the financial statements.

Investments - The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net change in unrealized appreciation (depreciation) on investments in the Statements of Operations of the applicable subaccounts.

A33

Note 2:    Significant Accounting Policies (continued)

Security Transactions - Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the first in, first out method.

Dividend Income and Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

Note 3:    Fair Value Measurements

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Account can access.
Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.
Level 3 - Fair value is based on at least one significant unobservable input for the investment, which may require significant judgment or estimation in determining the fair value.
As of December 31, 2022, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open-end mutual funds registered with the SEC, were considered Level 2.

Note 4:    Taxes

FLIAC is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of FLIAC’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. FLIAC management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:    Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2022 were as follows:

	Purchases	Sales
AST Large-Cap Growth Portfolio	$11,806,952	$1,169,838
AST Government Money Market Portfolio	3,873,397	5,773,080
AST Cohen & Steers Realty Portfolio	15,338	132,840
AST J.P. Morgan Tactical Preservation Portfolio	244,150	107,479
AST T. Rowe Price Large-Cap Value Portfolio	5,553	7,613,456
AST High Yield Portfolio	14,575	157,128
AST Small-Cap Growth Opportunities Portfolio	41,132	1,308,991
AST Small-Cap Value Portfolio	2,928,624	407,784
AST Mid-Cap Growth Portfolio	117,353	543,112
AST Goldman Sachs Small-Cap Value Portfolio	5,353	2,879,848
AST Large-Cap Value Portfolio	7,599,035	1,124,056
AST Loomis Sayles Large-Cap Growth Portfolio	88,240	10,472,879
AST MFS Growth Portfolio	13,980	1,707,404
A34

Note 5:    Purchases and Sales of Investments (continued)

	Purchases	Sales
AST Mid-Cap Value Portfolio	$51,365	$509,210
AST Small-Cap Growth Portfolio	1,331,930	150,135
AST BlackRock Low Duration Bond Portfolio	5,048	1,666,846
AST BlackRock/Loomis Sayles Bond Portfolio	15,007	4,316,567
AST T. Rowe Price Natural Resources Portfolio	73,865	202,009
AST T. Rowe Price Asset Allocation Portfolio	163,781	1,347,025
AST International Value Portfolio	49,305	60,398
AST MFS Global Equity Portfolio	28,245	137,026
AST J.P. Morgan International Equity Portfolio	59,358	142,449
AST International Growth Portfolio	103,366	311,585
PSF International Growth Portfolio (Class I)	2,016	9,625
ProFund VP Bear	13,478	3,971
ProFund VP UltraBull	25,199	3,613
ProFund VP Europe 30	329	6,244
ProFund VP NASDAQ-100	4,139	45,321
ProFund VP UltraNASDAQ-100	47,091	81,572
ProFund VP UltraSmall-Cap	36,855	13,446
Rydex VT Nova Fund	102	26,983
Rydex VT NASDAQ-100® Fund	100,176	192,057
Rydex VT Inverse S&P 500® Strategy Fund	47,871	635
Invesco V.I. Health Care Fund (Series I)	57,854	213,754
Invesco V.I. Technology Fund (Series I)	98,818	275,629
Allspring VT International Equity Fund (Class 1)	1,779	16,777
Allspring VT Omega Growth Fund (Class 1)	3,565	1,633
Allspring VT Small Cap Growth Fund (Class 1)	46,190	61,088
Invesco V.I. Diversified Dividend Fund (Series I)	33,677	33,074
AST MFS Growth Allocation Portfolio	256,522	172,789
NVIT Emerging Markets Fund (Class D)	27,246	70,006
AST Prudential Growth Allocation Portfolio	17,602	102,610
AST Core Fixed Income Portfolio	5,773,336	457,918
Invesco V.I. Discovery Mid Cap Growth Fund (Series I)	57,539	83,668
AST Global Bond Portfolio	4,969	162,284
AST Large-Cap Core Portfolio	48,851	413,923

Note 6:    Related Party Transactions

The Account has extensive transactions and relationships with Prudential Financial and its affiliates, which prior to April 1, 2022 were affiliated to the Account and PALAC. After the sale to FGH on April 1, 2022, Prudential Financial is no longer affiliated to the Account and FLIAC. Due to former affiliated relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

The Prudential Series Fund has entered into a management agreement with PGIM Investments LLC ("PGIM Investments"), and the Advanced Series Trust has entered into a management agreement with PGIM Investments and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of Prudential Financial (together, the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisers’ performance of such services with respect to each portfolio of The Prudential Series Fund and the Advanced Series Trust. The Investment Managers have entered into subadvisory agreements with several subadvisers, including PGIM, Inc., PGIM Limited, Jennison Associates LLC, and PGIM
A35

Note 6:    Related Party Transactions (continued)

Quantitative Solutions LLC, each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of the portfolios of The Prudential Series Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.

The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.

Certain charges and fees of the portfolios of The Prudential Series Fund and the Advanced Series Trust may be waived and/or reimbursed by Prudential Financial and its affiliates. Prudential Financial and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential Financial and its affiliates.

See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolios of The Prudential Series Fund and the Advanced Series Trust in which it invests, including the related party expenses disclosed above.

Note 7:    Financial Highlights

FLIAC sells a number of variable life insurance products that are funded through the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

In the table below, the units, the net assets, the investment income ratio, and the ranges of lowest to highest unit values, expense ratios, and total returns are presented for the products offered by FLIAC and funded through the Account. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the ranges. The summary may not reflect the minimum and maximum contract charges as contract owners may not have selected all available contract options offered by FLIAC.
A36

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest - Highest			Net Assets (000s)	Investment Income Ratio*		Expense Ratio** Lowest - Highest			Total Return*** Lowest - Highest
	AST Large-Cap Growth Portfolio
December 31, 2022	441	$20.60	to	$43.58	$13,097	0.00%		0.50%	to	1.15%	-33.97%	to	-33.54%
December 31, 2021	93	$30.99	to	$66.01	$4,373	0.00%		0.50%	to	1.15%	15.76%	to	16.53%
December 31, 2020	96	$26.60	to	$57.02	$3,856	0.00%		0.50%	to	1.15%	38.20%	to	39.11%
December 31, 2019	103	$19.12	to	$41.26	$2,948	0.00%		0.50%	to	1.15%	26.76%	to	27.59%
December 31, 2018	112	$14.98	to	$32.55	$2,556	0.00%		0.50%	to	1.15%	2.67%	to	3.34%

	AST Government Money Market Portfolio
December 31, 2022	279	$10.09	to	$11.13	$2,912	1.12%		0.50%	to	1.15%	0.06%	to	0.72%
December 31, 2021	444	$10.02	to	$11.12	$4,773	0.00%	(2)	0.50%	to	1.15%	-1.15%	to	-0.50%
December 31, 2020	285	$10.07	to	$11.25	$2,985	0.27%		0.50%	to	1.15%	-0.93%	to	-0.28%
December 31, 2019	316	$10.10	to	$11.36	$3,409	1.66%		0.50%	to	1.15%	0.52%	to	1.18%
December 31, 2018	270	$9.98	to	$11.30	$2,842	1.30%		0.50%	to	1.15%	0.13%	to	0.79%

	AST Cohen & Steers Realty Portfolio
December 31, 2022	59	$14.62	to	$60.55	$1,325	0.00%		0.50%	to	1.15%	-26.22%	to	-25.73%
December 31, 2021	61	$19.69	to	$82.07	$1,912	0.00%		0.50%	to	1.15%	41.21%	to	42.13%
December 31, 2020	66	$13.85	to	$58.12	$1,434	0.00%		0.50%	to	1.15%	-3.95%	to	-3.32%
December 31, 2019	75	$14.33	to	$60.51	$1,621	0.00%		0.50%	to	1.15%	29.71%	to	30.56%
December 31, 2018	82	$10.97	to	$46.65	$1,420	0.00%		0.50%	to	1.15%	-5.86%	to	-5.23%

	AST J.P. Morgan Tactical Preservation Portfolio
December 31, 2022	62	$12.03	to	$19.45	$922	0.00%		0.50%	to	1.15%	-16.69%	to	-16.15%
December 31, 2021	56	$14.34	to	$23.35	$959	0.00%		0.50%	to	1.15%	6.71%	to	7.41%
December 31, 2020	59	$13.35	to	$21.88	$953	0.00%		0.50%	to	1.15%	10.07%	to	10.80%
December 31, 2019	64	$12.05	to	$19.88	$958	0.00%		0.50%	to	1.15%	13.29%	to	14.04%
December 31, 2018	69	$10.57	to	$17.55	$925	0.00%		0.50%	to	1.15%	-6.22%	to	-5.60%

	AST T. Rowe Price Large-Cap Value Portfolio (merged February 11, 2022)
December 31, 2022	—	$15.83	to	$27.25	$—	0.00%		0.50%	to	1.15%	0.67%	to	0.75%
December 31, 2021	395	$15.72	to	$27.07	$7,547	0.00%		0.50%	to	1.15%	24.10%	to	24.91%
December 31, 2020	456	$12.58	to	$21.81	$7,149	0.00%		0.50%	to	1.15%	0.92%	to	1.58%
December 31, 2019	465	$12.39	to	$21.61	$7,180	0.00%		0.50%	to	1.15%	24.52%	to	25.34%
December 31, 2018	94	$9.88	to	$17.36	$1,210	0.00%		0.50%	to	1.15%	-10.75%	to	-10.16%

	AST High Yield Portfolio
December 31, 2022	80	$12.17	to	$20.42	$1,215	0.00%		0.50%	to	1.15%	-12.53%	to	-11.96%
December 31, 2021	88	$13.82	to	$23.35	$1,533	0.00%		0.50%	to	1.15%	5.11%	to	5.80%
December 31, 2020	90	$13.06	to	$22.21	$1,485	0.00%		0.50%	to	1.15%	1.46%	to	2.12%
December 31, 2019	84	$12.79	to	$21.89	$1,388	0.00%		0.50%	to	1.15%	13.97%	to	14.72%
December 31, 2018	93	$11.15	to	$19.21	$1,340	0.00%		0.50%	to	1.15%	-3.12%	to	-2.48%

	AST Small-Cap Growth Opportunities Portfolio (merged September 9, 2022)
December 31, 2022	—	$15.54	to	$29.21	$—	0.00%		0.50%	to	1.15%	-25.71%	to	-25.37%
December 31, 2021	67	$20.82	to	$39.32	$1,696	0.00%		0.50%	to	1.15%	-2.48%	to	-1.84%
December 31, 2020	68	$21.21	to	$40.33	$1,772	0.00%		0.50%	to	1.15%	33.63%	to	34.51%
December 31, 2019	77	$15.77	to	$30.18	$1,493	0.00%		0.50%	to	1.15%	34.91%	to	35.80%
December 31, 2018	84	$11.61	to	$22.37	$1,210	0.00%		0.50%	to	1.15%	-11.87%	to	-11.29%

	AST Small-Cap Value Portfolio
December 31, 2022	244	$14.79	to	$41.24	$5,088	0.00%		0.50%	to	1.15%	-14.32%	to	-13.76%
December 31, 2021	125	$17.15	to	$48.13	$3,053	0.00%		0.50%	to	1.15%	30.01%	to	30.86%
December 31, 2020	138	$13.11	to	$37.02	$2,696	0.00%		0.50%	to	1.15%	-0.30%	to	0.36%
December 31, 2019	141	$13.06	to	$37.13	$2,746	0.00%		0.50%	to	1.15%	20.58%	to	21.37%
December 31, 2018	151	$10.76	to	$30.79	$2,411	0.00%		0.50%	to	1.15%	-18.03%	to	-17.49%
A37

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest - Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest - Highest			Total Return*** Lowest - Highest
	AST Mid-Cap Growth Portfolio
December 31, 2022	260	$13.42	to	$14.66	$3,635	0.00%	0.50%	to	1.15%	-31.73%	to	-31.28%
December 31, 2021	286	$19.66	to	$21.33	$5,837	0.00%	0.50%	to	1.15%	9.22%	to	9.93%
December 31, 2020	329	$18.00	to	$19.40	$6,106	0.00%	0.50%	to	1.15%	33.29%	to	34.16%
December 31, 2019	347	$13.51	to	$14.46	$4,820	0.00%	0.50%	to	1.15%	28.66%	to	29.50%
December 31, 2018	388	$10.50	to	$11.17	$4,180	0.00%	0.50%	to	1.15%	-5.46%	to	-4.83%

	AST Goldman Sachs Small-Cap Value Portfolio (merged June 10, 2022)
December 31, 2022	—	$15.16	to	$65.48	$—	0.00%	0.50%	to	1.15%	-12.07%	to	-11.82%
December 31, 2021	123	$17.19	to	$74.46	$3,248	0.00%	0.50%	to	1.15%	25.18%	to	26.01%
December 31, 2020	137	$13.64	to	$59.48	$2,826	0.00%	0.50%	to	1.15%	1.26%	to	1.92%
December 31, 2019	146	$13.38	to	$58.74	$2,947	0.00%	0.50%	to	1.15%	21.23%	to	22.02%
December 31, 2018	164	$10.97	to	$48.46	$2,647	0.00%	0.50%	to	1.15%	-15.06%	to	-14.49%

	AST Large-Cap Value Portfolio
December 31, 2022	384	$18.31	to	$31.41	$8,519	0.00%	0.50%	to	1.15%	0.54%	to	1.20%
December 31, 2021	102	$18.09	to	$31.24	$2,297	0.00%	0.50%	to	1.15%	27.73%	to	28.57%
December 31, 2020	114	$14.07	to	$24.46	$1,988	0.00%	0.50%	to	1.15%	-0.88%	to	-0.23%
December 31, 2019	120	$14.10	to	$24.68	$2,146	0.00%	0.50%	to	1.15%	28.03%	to	28.87%
December 31, 2018	148	$10.94	to	$19.27	$2,021	0.00%	0.50%	to	1.15%	-15.15%	to	-14.58%

	AST Loomis Sayles Large-Cap Growth Portfolio (merged June 10, 2022)
December 31, 2022	—	$20.57	to	$48.31	$—	0.00%	0.50%	to	1.15%	-27.99%	to	-27.79%
December 31, 2021	328	$28.48	to	$67.09	$14,243	0.00%	0.50%	to	1.15%	17.00%	to	17.76%
December 31, 2020	362	$24.19	to	$57.35	$13,643	0.00%	0.50%	to	1.15%	30.08%	to	30.93%
December 31, 2019	409	$18.47	to	$44.09	$11,789	0.00%	0.50%	to	1.15%	30.12%	to	30.97%
December 31, 2018	453	$14.10	to	$33.88	$10,070	0.00%	0.50%	to	1.15%	-3.81%	to	-3.18%

	AST MFS Growth Portfolio (merged June 10, 2022)
December 31, 2022	—	$21.83	to	$29.96	$—	0.00%	0.50%	to	1.15%	-28.56%	to	-28.35%
December 31, 2021	64	$30.47	to	$41.93	$2,338	0.00%	0.50%	to	1.15%	21.96%	to	22.76%
December 31, 2020	67	$24.82	to	$34.38	$1,976	0.00%	0.50%	to	1.15%	28.98%	to	29.82%
December 31, 2019	69	$19.12	to	$26.66	$1,571	0.00%	0.50%	to	1.15%	36.19%	to	37.09%
December 31, 2018	75	$13.95	to	$19.57	$1,272	0.00%	0.50%	to	1.15%	0.97%	to	1.64%

	AST Mid-Cap Value Portfolio
December 31, 2022	229	$14.50	to	$53.50	$5,479	0.00%	0.50%	to	1.15%	-8.83%	to	-8.23%
December 31, 2021	245	$15.80	to	$58.68	$6,435	0.00%	0.50%	to	1.15%	32.10%	to	32.96%
December 31, 2020	235	$11.89	to	$44.42	$4,478	0.00%	0.50%	to	1.15%	-2.91%	to	-2.28%
December 31, 2019	253	$12.16	to	$45.75	$4,836	0.00%	0.50%	to	1.15%	19.62%	to	20.41%
December 31, 2018	271	$10.10	to	$38.25	$4,426	0.00%	0.50%	to	1.15%	-17.41%	to	-16.86%

	AST Small-Cap Growth Portfolio
December 31, 2022	87	$17.47	to	$34.15	$2,064	0.00%	0.50%	to	1.15%	-28.41%	to	-27.94%
December 31, 2021	33	$24.25	to	$47.70	$1,346	0.00%	0.50%	to	1.15%	3.33%	to	4.01%
December 31, 2020	34	$23.31	to	$46.16	$1,339	0.00%	0.50%	to	1.15%	46.68%	to	47.65%
December 31, 2019	42	$15.79	to	$31.47	$1,070	0.00%	0.50%	to	1.15%	28.62%	to	29.47%
December 31, 2018	45	$12.20	to	$24.46	$922	0.00%	0.50%	to	1.15%	-9.46%	to	-8.86%

	AST BlackRock Low Duration Bond Portfolio (merged February 11, 2022)
December 31, 2022	—	$10.51	to	$16.01	$—	0.00%	0.50%	to	1.15%	-1.64%	to	-1.56%
December 31, 2021	124	$10.68	to	$16.28	$1,687	0.00%	0.50%	to	1.15%	-1.75%	to	-1.10%
December 31, 2020	117	$10.80	to	$16.57	$1,610	0.00%	0.50%	to	1.15%	1.38%	to	2.05%
December 31, 2019	127	$10.58	to	$16.34	$1,688	0.00%	0.50%	to	1.15%	3.42%	to	4.10%
December 31, 2018	144	$10.16	to	$15.80	$1,765	0.00%	0.50%	to	1.15%	-0.42%	to	0.24%

	AST BlackRock/Loomis Sayles Bond Portfolio (merged February 11, 2022)
December 31, 2022	—	$11.34	to	$22.64	$—	0.00%	0.50%	to	1.15%	-3.37%	to	-3.30%
December 31, 2021	306	$11.72	to	$23.43	$4,446	0.00%	0.50%	to	1.15%	-2.27%	to	-1.63%
December 31, 2020	321	$11.92	to	$23.98	$5,043	0.00%	0.50%	to	1.15%	6.13%	to	6.83%
December 31, 2019	329	$11.16	to	$22.59	$4,866	0.00%	0.50%	to	1.15%	7.97%	to	8.68%
December 31, 2018	406	$10.26	to	$20.92	$5,397	0.00%	0.50%	to	1.15%	-1.81%	to	-1.16%
A38

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest - Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest - Highest			Total Return*** Lowest - Highest
	AST T. Rowe Price Natural Resources Portfolio
December 31, 2022	40	$12.68	to	$41.89	$829	0.00%	0.50%	to	1.15%	4.87%	to	5.56%
December 31, 2021	43	$12.02	to	$39.94	$904	0.00%	0.50%	to	1.15%	22.37%	to	23.18%
December 31, 2020	48	$9.76	to	$32.64	$810	0.00%	0.50%	to	1.15%	-3.35%	to	-2.71%
December 31, 2019	50	$10.03	to	$33.77	$826	0.00%	0.50%	to	1.15%	15.52%	to	16.28%
December 31, 2018	54	$8.62	to	$29.23	$744	0.00%	0.50%	to	1.15%	-17.62%	to	-17.07%

	AST T. Rowe Price Asset Allocation Portfolio
December 31, 2022	85	$14.00	to	$29.06	$1,768	0.00%	0.50%	to	1.15%	-17.31%	to	-16.77%
December 31, 2021	129	$16.82	to	$35.15	$3,541	0.00%	0.50%	to	1.15%	11.12%	to	11.85%
December 31, 2020	138	$15.03	to	$31.63	$3,418	0.00%	0.50%	to	1.15%	11.24%	to	11.97%
December 31, 2019	146	$13.43	to	$28.43	$3,273	0.00%	0.50%	to	1.15%	19.46%	to	20.24%
December 31, 2018	154	$11.17	to	$23.80	$2,838	0.00%	0.50%	to	1.15%	-6.42%	to	-5.80%

	AST International Value Portfolio
December 31, 2022	91	$10.63	to	$15.65	$1,136	0.00%	0.50%	to	1.15%	-11.14%	to	-10.55%
December 31, 2021	91	$11.88	to	$17.61	$1,280	0.00%	0.50%	to	1.15%	6.40%	to	7.10%
December 31, 2020	92	$11.09	to	$16.55	$1,207	0.00%	0.50%	to	1.15%	-1.75%	to	-1.10%
December 31, 2019	91	$11.22	to	$16.84	$1,212	0.00%	0.50%	to	1.15%	18.64%	to	19.42%
December 31, 2018	101	$9.39	to	$14.20	$1,154	0.00%	0.50%	to	1.15%	-17.11%	to	-16.56%

	AST MFS Global Equity Portfolio
December 31, 2022	56	$15.52	to	$35.15	$1,098	0.00%	0.50%	to	1.15%	-18.90%	to	-18.37%
December 31, 2021	59	$19.01	to	$43.34	$1,467	0.00%	0.50%	to	1.15%	15.50%	to	16.26%
December 31, 2020	61	$16.35	to	$37.52	$1,284	0.00%	0.50%	to	1.15%	12.87%	to	13.61%
December 31, 2019	65	$14.39	to	$33.24	$1,197	0.00%	0.50%	to	1.15%	28.46%	to	29.31%
December 31, 2018	68	$11.13	to	$25.88	$978	0.00%	0.50%	to	1.15%	-10.60%	to	-10.01%

	AST J.P. Morgan International Equity Portfolio
December 31, 2022	74	$11.78	to	$17.51	$1,056	0.00%	0.50%	to	1.15%	-21.25%	to	-20.73%
December 31, 2021	79	$14.86	to	$22.23	$1,432	0.00%	0.50%	to	1.15%	9.80%	to	10.52%
December 31, 2020	84	$13.45	to	$20.25	$1,379	0.00%	0.50%	to	1.15%	11.78%	to	12.51%
December 31, 2019	91	$11.95	to	$18.11	$1,310	0.00%	0.50%	to	1.15%	25.76%	to	26.59%
December 31, 2018	93	$9.44	to	$14.40	$1,058	0.00%	0.50%	to	1.15%	-18.42%	to	-17.88%

	AST International Growth Portfolio
December 31, 2022	99	$14.32	to	$22.17	$1,747	0.00%	0.50%	to	1.15%	-29.50%	to	-29.04%
December 31, 2021	107	$20.17	to	$31.46	$2,732	0.00%	0.50%	to	1.15%	11.21%	to	11.94%
December 31, 2020	124	$18.02	to	$28.29	$2,876	0.00%	0.50%	to	1.15%	29.81%	to	30.66%
December 31, 2019	132	$13.79	to	$21.79	$2,370	0.00%	0.50%	to	1.15%	30.59%	to	31.45%
December 31, 2018	153	$10.49	to	$16.69	$2,113	0.00%	0.50%	to	1.15%	-14.33%	to	-13.77%

	PSF International Growth Portfolio (Class I)
December 31, 2022	2	$14.51	to	$21.55	$25	0.00%	0.50%	to	1.15%	-29.75%	to	-29.29%
December 31, 2021	2	$20.52	to	$30.68	$46	0.00%	0.50%	to	1.15%	11.19%	to	11.92%
December 31, 2020	2	$18.33	to	$27.60	$41	0.00%	0.50%	to	1.15%	30.59%	to	31.45%
December 31, 2019	2	$13.95	to	$21.13	$25	0.00%	0.50%	to	1.15%	30.86%	to	31.72%
December 31, 2018	2	$10.59	to	$16.15	$21	0.00%	0.50%	to	1.15%	-13.82%	to	-13.25%

	ProFund VP Bear
December 31, 2022	5	$0.96	to	$3.53	$19	0.00%	0.50%	to	1.15%	15.78%	to	16.53%
December 31, 2021	3	$0.83	to	$3.03	$9	0.00%	0.50%	to	1.15%	-25.49%	to	-25.00%
December 31, 2020	41	$1.12	to	$4.04	$52	0.17%	0.50%	to	1.15%	-26.47%	to	-25.99%
December 31, 2019	27	$1.52	to	$5.46	$47	0.10%	0.50%	to	1.15%	-23.83%	to	-23.33%
December 31, 2018	29	$2.00	to	$7.12	$76	0.00%	0.50%	to	1.15%	2.85%	to	3.53%

	ProFund VP UltraBull
December 31, 2022	3	$23.91	to	$31.79	$104	0.00%	0.50%	to	1.15%	-39.82%	to	-39.42%
December 31, 2021	3	$39.47	to	$52.82	$138	0.00%	0.50%	to	1.15%	56.32%	to	57.35%
December 31, 2020	3	$25.09	to	$33.79	$90	0.94%	0.50%	to	1.15%	18.45%	to	19.23%
December 31, 2019	3	$21.04	to	$28.53	$77	0.28%	0.50%	to	1.15%	58.33%	to	59.37%
December 31, 2018	3	$13.20	to	$18.02	$54	0.00%	0.50%	to	1.15%	-16.48%	to	-15.93%
A39

Note 7:    Financial Highlights (continued)

	At the year ended						For the year ended
	Units (000s)		Unit Value Lowest - Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest - Highest			Total Return*** Lowest - Highest
	ProFund VP Europe 30
December 31, 2022	2		$10.84	to	$11.33	$23	1.30%	0.50%	to	1.15%	-8.82%	to	-8.22%
December 31, 2021	3		$11.89	to	$12.34	$31	0.90%	0.50%	to	1.15%	23.10%	to	23.91%
December 31, 2020	3		$9.66	to	$9.96	$25	2.66%	0.50%	to	1.15%	-10.28%	to	-9.69%
December 31, 2019	2		$10.77	to	$11.03	$26	2.76%	0.50%	to	1.15%	16.43%	to	17.20%
December 31, 2018	2		$9.25	to	$9.41	$23	2.49%	0.50%	to	1.15%	-15.12%	to	-14.56%

	ProFund VP NASDAQ-100
December 31, 2022	32		$22.02	to	$25.05	$702	0.00%	0.50%	to	1.15%	-34.67%	to	-34.24%
December 31, 2021	33		$33.48	to	$38.34	$1,118	0.00%	0.50%	to	1.15%	23.37%	to	24.18%
December 31, 2020	34		$26.96	to	$31.08	$913	0.00%	0.50%	to	1.15%	43.90%	to	44.84%
December 31, 2019	6		$18.62	to	$21.60	$106	0.00%	0.50%	to	1.15%	35.13%	to	36.02%
December 31, 2018	5		$13.69	to	$15.98	$71	0.00%	0.50%	to	1.15%	-3.00%	to	-2.36%

	ProFund VP UltraNASDAQ-100
December 31, 2022	31		$18.05	to	$33.47	$807	0.00%	0.50%	to	1.15%	-61.38%	to	-61.13%
December 31, 2021	31		$46.75	to	$86.09	$2,098	0.00%	0.50%	to	1.15%	50.76%	to	51.75%
December 31, 2020	31		$31.01	to	$56.73	$1,394	0.00%	0.50%	to	1.15%	84.15%	to	85.36%
December 31, 2019	32		$16.84	to	$30.61	$793	0.00%	0.50%	to	1.15%	77.60%	to	78.77%
December 31, 2018	35		$9.48	to	$17.12	$475	0.00%	0.50%	to	1.15%	-10.68%	to	-10.09%

	ProFund VP UltraSmall-Cap
December 31, 2022	9		$12.46	to	$22.50	$153	0.00%	0.50%	to	1.15%	-44.33%	to	-43.97%
December 31, 2021	8		$22.24	to	$40.42	$238	0.00%	0.50%	to	1.15%	21.89%	to	22.69%
December 31, 2020	9		$18.13	to	$33.16	$214	0.15%	0.50%	to	1.15%	15.05%	to	15.81%
December 31, 2019	8		$15.65	to	$28.83	$165	0.00%	0.50%	to	1.15%	45.64%	to	46.59%
December 31, 2018	8		$10.68	to	$19.79	$113	0.00%	0.50%	to	1.15%	-27.80%	to	-27.32%

	Rydex VT Nova Fund
December 31, 2022	3		$22.08	to	$25.50	$71	0.41%	0.50%	to	1.15%	-31.07%	to	-30.61%
December 31, 2021	4		$31.82	to	$36.99	$132	0.38%	0.50%	to	1.15%	40.55%	to	41.47%
December 31, 2020	3		$22.49	to	$26.32	$74	0.89%	0.50%	to	1.15%	18.65%	to	19.43%
December 31, 2019	3		$18.83	to	$22.18	$63	1.12%	0.50%	to	1.15%	43.38%	to	44.32%
December 31, 2018	3		$13.05	to	$15.47	$44	0.22%	0.50%	to	1.15%	-11.36%	to	-10.77%

	Rydex VT NASDAQ-100® Fund
December 31, 2022	5		$19.72	to	$22.40	$110	0.00%	0.50%	to	1.15%	-34.90%	to	-34.47%
December 31, 2021	8		$30.28	to	$34.19	$269	0.00%	0.50%	to	1.15%	24.10%	to	24.92%
December 31, 2020	9		$24.40	to	$27.37	$222	0.38%	0.50%	to	1.15%	43.29%	to	44.24%
December 31, 2019	2		$17.03	to	$18.97	$40	0.13%	0.50%	to	1.15%	35.29%	to	36.18%
December 31, 2018	2		$12.59	to	$13.93	$30	0.00%	0.50%	to	1.15%	-2.94%	to	-2.30%

	Rydex VT Inverse S&P 500® Strategy Fund
December 31, 2022	15		$1.07	to	$3.64	$53	0.00%	0.50%	to	1.15%	15.25%	to	16.01%
December 31, 2021	1		$0.93	to	$0.93	$1	0.00%	1.15%	to	1.15%	-25.31%	to	-25.31%
December 31, 2020	1		$1.25	to	$1.25	$1	0.66%	1.15%	to	1.15%	-25.89%	to	-25.89%
December 31, 2019	—	(1)	$1.68	to	$1.68	$1	0.83%	1.15%	to	1.15%	-23.80%	to	-23.80%
December 31, 2018	—	(1)	$2.21	to	$2.21	$1	0.00%	1.15%	to	1.15%	2.77%	to	2.77%

	Invesco V.I. Health Care Fund (Series I)
December 31, 2022	45		$14.18	to	$42.43	$1,030	0.00%	0.50%	to	1.15%	-14.31%	to	-13.75%
December 31, 2021	49		$16.44	to	$49.52	$1,366	0.21%	0.50%	to	1.15%	11.01%	to	11.74%
December 31, 2020	50		$14.71	to	$44.61	$1,246	0.31%	0.50%	to	1.15%	13.14%	to	13.89%
December 31, 2019	58		$12.92	to	$39.43	$1,253	0.04%	0.50%	to	1.15%	30.98%	to	31.84%
December 31, 2018	73		$9.80	to	$30.10	$1,134	0.00%	0.50%	to	1.15%	-0.26%	to	0.40%

	Invesco V.I. Technology Fund (Series I)
December 31, 2022	64		$15.19	to	$18.30	$1,041	0.00%	0.50%	to	1.15%	-40.64%	to	-40.25%
December 31, 2021	72		$25.59	to	$30.63	$1,957	0.00%	0.50%	to	1.15%	13.10%	to	13.84%
December 31, 2020	78		$22.63	to	$26.91	$1,861	0.00%	0.50%	to	1.15%	44.44%	to	45.38%
December 31, 2019	88		$15.67	to	$18.51	$1,469	0.00%	0.50%	to	1.15%	34.32%	to	35.20%
December 31, 2018	90		$11.66	to	$13.69	$1,115	0.00%	0.50%	to	1.15%	-1.60%	to	-0.95%
A40

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest - Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest - Highest			Total Return*** Lowest - Highest
	Allspring VT International Equity Fund (Class 1)
December 31, 2022	7	$10.51	to	$18.52	$111	4.15%	0.50%	to	1.15%	-12.50%	to	-11.93%
December 31, 2021	8	$11.93	to	$21.17	$143	1.34%	0.50%	to	1.15%	6.15%	to	6.85%
December 31, 2020	9	$11.16	to	$19.94	$140	2.92%	0.50%	to	1.15%	3.68%	to	4.36%
December 31, 2019	9	$10.70	to	$19.23	$148	4.15%	0.50%	to	1.15%	14.17%	to	14.92%
December 31, 2018	9	$9.31	to	$16.84	$126	9.83%	0.50%	to	1.15%	-17.82%	to	-17.28%

	Allspring VT Omega Growth Fund (Class 1)
December 31, 2022	1	$18.57	to	$41.20	$21	0.00%	0.50%	to	1.15%	-37.77%	to	-37.36%
December 31, 2021	1	$29.64	to	$66.21	$31	0.00%	0.50%	to	1.15%	13.94%	to	14.69%
December 31, 2020	1	$25.84	to	$58.10	$25	0.00%	0.50%	to	1.15%	41.76%	to	42.69%
December 31, 2019	1	$18.11	to	$40.99	$22	0.00%	0.50%	to	1.15%	35.81%	to	36.71%
December 31, 2018	1	$13.25	to	$30.18	$23	0.00%	0.50%	to	1.15%	-0.64%	to	0.01%

	Allspring VT Small Cap Growth Fund (Class 1)
December 31, 2022	13	$17.13	to	$30.96	$310	0.00%	0.50%	to	1.15%	-35.05%	to	-34.63%
December 31, 2021	14	$26.20	to	$47.68	$495	0.00%	0.50%	to	1.15%	6.69%	to	7.39%
December 31, 2020	14	$24.39	to	$44.69	$469	0.00%	0.50%	to	1.15%	56.28%	to	57.31%
December 31, 2019	15	$15.51	to	$28.59	$315	0.00%	0.50%	to	1.15%	23.87%	to	24.68%
December 31, 2018	14	$12.44	to	$23.08	$249	0.00%	0.50%	to	1.15%	0.30%	to	0.96%

	Invesco V.I. Diversified Dividend Fund (Series I)
December 31, 2022	29	$16.20	to	$24.36	$618	1.89%	0.50%	to	1.15%	-2.81%	to	-2.17%
December 31, 2021	28	$16.56	to	$25.06	$628	2.16%	0.50%	to	1.15%	17.53%	to	18.30%
December 31, 2020	30	$14.00	to	$21.33	$562	2.96%	0.50%	to	1.15%	-1.01%	to	-0.36%
December 31, 2019	37	$14.05	to	$21.54	$702	2.85%	0.50%	to	1.15%	23.65%	to	24.47%
December 31, 2018	39	$11.29	to	$17.42	$594	2.33%	0.50%	to	1.15%	-8.64%	to	-8.04%

	AST MFS Growth Allocation Portfolio
December 31, 2022	107	$13.08	to	$16.16	$1,617	0.00%	0.50%	to	1.15%	-18.82%	to	-18.29%
December 31, 2021	103	$16.01	to	$19.90	$1,896	0.00%	0.50%	to	1.15%	13.52%	to	14.26%
December 31, 2020	110	$14.01	to	$17.53	$1,783	0.00%	0.50%	to	1.15%	8.61%	to	9.32%
December 31, 2019	112	$12.81	to	$16.14	$1,667	0.00%	0.50%	to	1.15%	21.35%	to	22.15%
December 31, 2018	126	$10.49	to	$13.30	$1,540	0.00%	0.50%	to	1.15%	-9.34%	to	-8.74%

	NVIT Emerging Markets Fund (Class D)
December 31, 2022	87	$10.13	to	$10.57	$893	0.17%	0.50%	to	1.15%	-25.86%	to	-25.37%
December 31, 2021	90	$13.67	to	$14.16	$1,242	0.89%	0.50%	to	1.15%	-8.65%	to	-8.05%
December 31, 2020	101	$14.96	to	$15.40	$1,524	1.64%	0.50%	to	1.15%	11.62%	to	12.36%
December 31, 2019	104	$13.40	to	$13.70	$1,399	2.01%	0.50%	to	1.15%	21.17%	to	21.97%
December 31, 2018	122	$11.06	to	$11.24	$1,362	0.34%	0.50%	to	1.15%	-18.66%	to	-18.12%

	AST Prudential Growth Allocation Portfolio
December 31, 2022	23	$11.43	to	$11.86	$270	0.00%	0.50%	to	1.15%	-19.24%	to	-18.71%
December 31, 2021	31	$14.15	to	$14.59	$435	0.00%	0.50%	to	1.15%	15.36%	to	16.12%
December 31, 2020	35	$12.27	to	$12.57	$435	0.00%	0.50%	to	1.15%	4.64%	to	5.33%
December 31, 2019	42	$11.72	to	$11.93	$496	0.00%	0.50%	to	1.15%	17.81%	to	18.58%
December 31, 2018	48	$9.95	to	$10.06	$481	0.00%	0.50%	to	1.15%	-8.66%	to	-8.06%

	AST Core Fixed Income Portfolio (available September 14, 2018)
December 31, 2022	589	$9.53	to	$9.80	$5,699	0.00%	0.50%	to	1.15%	-17.25%	to	-16.70%
December 31, 2021	109	$11.52	to	$11.77	$1,269	0.00%	0.50%	to	1.15%	-3.36%	to	-2.73%
December 31, 2020	126	$11.92	to	$12.10	$1,506	0.00%	0.50%	to	1.15%	6.87%	to	7.57%
December 31, 2019	120	$11.15	to	$11.25	$1,343	0.00%	0.50%	to	1.15%	11.01%	to	11.74%
December 31, 2018	122	$10.05	to	$10.07	$1,229	0.00%	0.50%	to	1.15%	0.62%	to	0.82%

	Invesco V.I. Discovery Mid Cap Growth Fund (Series I) (available April 30, 2020)
December 31, 2022	74	$11.63	to	$11.83	$866	0.00%	0.50%	to	1.15%	-31.77%	to	-31.33%
December 31, 2021	75	$17.04	to	$17.23	$1,289	0.00%	0.50%	to	1.15%	17.73%	to	18.50%
December 31, 2020	71	$14.47	to	$14.54	$1,033	0.00%	0.50%	to	1.15%	47.13%	to	47.77%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

A41

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest - Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest - Highest			Total Return*** Lowest - Highest
	AST Global Bond Portfolio (available November 13, 2020)
December 31, 2022	69	$8.52	to	$8.64	$590	0.00%	0.50%	to	1.15%	-13.20%	to	-12.63%
December 31, 2021	85	$9.81	to	$9.89	$841	0.00%	0.50%	to	1.15%	-2.59%	to	-1.96%
December 31, 2020	78	$10.07	to	$10.08	$785	0.00%	0.50%	to	1.15%	0.75%	to	0.83%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Large-Cap Core Portfolio (available October 15, 2021)
December 31, 2022	296	$8.71	to	$8.78	$2,585	0.00%	0.50%	to	1.15%	-17.95%	to	-17.41%
December 31, 2021	334	$10.61	to	$10.63	$3,541	0.00%	0.50%	to	1.15%	5.20%	to	5.35%
December 31, 2020	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average daily net assets. These ratios exclude those expenses, such as mortality and expense risk and administration charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**
These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk and administration charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded.

***
These amounts represent the total returns for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount which were offered less than one year are included in the range of total returns for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2022 or for the periods indicated within.

(1)	Amount is less than 1,000 units.

(2)	Amount is less than 0.01%.

Note 8:    Charges and Expenses

The following represents the various charges and expenses of the Account. These charges and expenses were paid to PALAC prior to April 1, 2022 and to FLIAC for the remainder of the year.

Each contract funded through the Account is subject to specific fees and charges, some of which are deducted as an asset-based charge by the Account, while others are deducted monthly, annually or at the time that certain transactions are made.

Mortality and Expense Risk Charges - The mortality and expense risk charges of 0.90% per year is deducted from each subaccount. The mortality and expense risk charges are expressed as an annual charge; however, the daily equivalent is deducted on a daily basis from the net assets of each subaccount. With respect to the AS SPVLI, AS Focus and AS Horizon products, the mortality and expense risk charges decrease to 0.25% annually after the fifteenth contract year. Beginning in 2015,
A42

Note 8:    Charges and Expenses (continued)

certain contracts reached their fifteenth year. These charges are assessed through a reduction in unit values.

Administration Charge - The administration charge of 0.25% per year is deducted from each subaccount. The administration charge is expressed as an annual charge; however, the daily equivalent is deducted on a daily basis from the net assets of each subaccount. This charge is assessed through a reduction in unit values.

Maintenance Fee - With respect to the AS SPVLI and AS Trophy products, a maintenance fee of $2.50 per month is deducted. The maintenance fee is waived if the account value is $75,000 or greater. There is no monthly maintenance fee for AS Champion, AS Focus, or AS Horizon. This charge is assessed through the redemption of units.

Sales Charge - A sales charge is deducted during the first ten contract years by the Account. With respect to the AS SPVLI product, the sales charge is 0.25% per year; the sales charge for the AS Trophy, AS Champion, AS Focus and AS Horizon products is 0.40% per year for years 1-10. The sales charge is expressed as an annual charge; however, the monthly equivalent is deducted on a monthly basis from the assets of the Account. This charge is assessed through the redemption of units.

Cost of Insurance Charge - The cost of insurance charge is deducted on a monthly basis pro-rata from the variable investment options in the Account and any fixed investment options. This charge is assessed through the redemption of units.

With respect to the AS SPVLI product the cost of insurance charge is deducted as an asset-based charge ranging from 0.50% to 2.50% per year and ranging from 0.40% to 1.25% for the AS Trophy product depending on the contract owner’s age on the issue date of the contract, gender and tobacco use risk class.

With respect to the AS Champion, AS Focus and AS Horizon, the cost of insurance charge varies depending on a number of factors, including the contract owner’s age at issue, gender (where permitted), tobacco usage class and risk class of each insured. The charge is assessed as an amount per $1 of net amount at risk plus a $12 monthly fee. Please refer to the product prospectus for a complete description of the cost of insurance charge.

Premium Tax - A charge is deducted from each premium in relation to state and local premium taxes we may incur on that premium. In most jurisdictions these rates range from 0% to 3.5% of each premium. These charges are deducted before the net amount is allocated to the investment options in the Account. Premium taxes are deducted on the AS Champion, AS Focus, and AS Horizon products only.

DAC Tax - A charge is deducted in relation to the deferred acquisition cost (“DAC”) tax incurred by Prudential Annuities. The charge is equal to 1.15% and is deducted from each premium payment. This charge is deducted before the net amount is allocated to the investment options in the Account. The deferred acquisition tax charge is deducted on the AS Champion, AS Focus, and AS Horizon products only.

Transfer Fees - Transfer fees are charged at a rate of $10 for each transfer after the 20th transfer in each contract year, as set forth in the respective prospectuses. These charges are assessed through the redemption of units.

Partial Withdrawal/Transaction Fee - A fee of $25 may be charged for each partial withdrawal. The partial withdrawal transaction fee is deducted on the AS Champion, AS Focus, and AS Horizon products only. This charge is assessed through the redemption of units.

Note 9:    Other

Accumulation units are the basic valuation units used to calculate a contract owner's interest allocated to the variable account.

A43

Note 9:    Other (continued)
Contract owner net payments represent contract owner contributions, net of applicable deductions, charges, and state premium taxes.

Policy loans represent amounts borrowed by contract owners using the contract as the security for the loan.

Policy loan repayments and interest represent payments made by contract owners to reduce the total outstanding policy loan principal plus accrued interest.

Surrenders, withdrawals and death benefits are payments to contract owners and beneficiaries made under the terms of the contracts, including amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate option are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the guaranteed interest account.

Miscellaneous transactions primarily represent timing related adjustments on contract owner transactions, such as premiums, surrenders, transfers, etc. which are funded by the general account in order to maintain appropriate contract owner account balances.

Other charges are contract level charges assessed through the redemption of units as described in Note 8, Charges and Expenses.

A44

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Fortitude Life Insurance & Annuity Company and
the Contract Owners of Fortitude Life Insurance & Annuity Company Variable Account F

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts of Fortitude Life Insurance & Annuity Company Variable Account F in the table below as of the dates indicated in the table below, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Fortitude Life Insurance & Annuity Company Variable Account F as of the dates indicated in the table below, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

AST Large-Cap Growth Portfolio (1)	PSF International Growth Portfolio (Class I) (1)
AST Government Money Market Portfolio (1)	ProFund VP Bear (1)
AST Cohen & Steers Realty Portfolio (1)	ProFund VP UltraBull (1)
AST J.P. Morgan Tactical Preservation Portfolio (1)	ProFund VP Europe 30 (1)
AST T. Rowe Price Large-Cap Value Portfolio (2)	ProFund VP NASDAQ-100 (1)
AST High Yield Portfolio (1)	ProFund VP UltraNASDAQ-100 (1)
AST Small-Cap Growth Opportunities Portfolio (4)	ProFund VP UltraSmall-Cap (1)
AST Small-Cap Value Portfolio (1)	Rydex VT Nova Fund (1)
AST Mid-Cap Growth Portfolio (1)	Rydex VT NASDAQ-100® Fund (1)
AST Goldman Sachs Small-Cap Value Portfolio (3)	Rydex VT Inverse S&P 500® Strategy Fund (1)
AST Large-Cap Value Portfolio (1)	Invesco V.I. Health Care Fund (Series I) (1)
AST Loomis Sayles Large-Cap Growth Portfolio (3)	Invesco V.I. Technology Fund (Series I) (1)
AST MFS Growth Portfolio (3)	Allspring VT International Equity Fund (Class 1) (1)
AST Mid-Cap Value Portfolio (1)	Allspring VT Omega Growth Fund (Class 1) (1)
AST Small-Cap Growth Portfolio (1)	Allspring VT Small Cap Growth Fund (Class 1) (1)
AST BlackRock Low Duration Bond Portfolio (2)	Invesco V.I. Diversified Dividend Fund (Series I) (1)
AST BlackRock/Loomis Sayles Bond Portfolio (2)	AST MFS Growth Allocation Portfolio (1)
AST T. Rowe Price Natural Resources Portfolio (1)	NVIT Emerging Markets Fund (Class D) (1)
AST T. Rowe Price Asset Allocation Portfolio (1)	AST Prudential Growth Allocation Portfolio (1)
AST International Value Portfolio (1)	AST Core Fixed Income Portfolio (1)
AST MFS Global Equity Portfolio (1)	Invesco V.I. Discovery Mid Cap Growth Fund (Series I) (1)
AST J.P. Morgan International Equity Portfolio (1)	AST Global Bond Portfolio (1)
AST International Growth Portfolio (1)	AST Large-Cap Core Portfolio (5)
(1)Statement of net assets as of December 31, 2022, statement of operations for the period ended December 31, 2022 and statements of changes in net assets for the periods ended December 31, 2022 and 2021.

(2)Statement of net assets as of February 11, 2022 (date of merger), statement of operations for the period January 1, 2022 to February 11, 2022 and statement of changes in net assets for the period January 1, 2022 to February 11, 2022 and for the period ended December 31, 2021.

(3)Statement of net assets as of June 10, 2022 (date of merger), statement of operations for the period January 1, 2022 to June 10, 2022 and statement of changes in net assets for the period January 1, 2022 to June 10, 2022 and for the period ended December 31, 2021.

A45

(4)Statement of net assets as of September 9, 2022 (date of merger), statement of operations for the period January 1, 2022 to September 9, 2022 and statement of changes in net assets for the period January 1, 2022 to September 9, 2022 and for the period ended December 31, 2021.

(5)Statement of net assets as of December 31, 2022, statement of operations for the period ended December 31, 2022 and statement of changes in net assets for the period ended December 31, 2022 and for the period October 15, 2021 (commencement of operations) to December 31, 2021.

Basis for Opinions

These financial statements are the responsibility of the Fortitude Life Insurance & Annuity Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Fortitude Life Insurance & Annuity Company Variable Account F based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Fortitude Life Insurance & Annuity Company Variable Account F in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2022 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 26, 2023

We have served as the auditor of one or more of the subaccounts of Fortitude Life Insurance & Annuity Company Variable Account F since at least 2013. We have not been able to determine the specific year we began serving as auditor of one or more of the subaccounts of Fortitude Life Insurance & Annuity Company Variable Account F.
A46

UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 _________________________________________________________ FORM 10-K _________________________________________________________ ☒ ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 FOR THE FISCAL YEAR ENDED December 31, 2022 OR ☐ TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 FOR THE TRANSITION PERIOD FROM TO COMMISSION FILE NUMBER 033-44202 _________________________________________________________ Fortitude Life Insurance & Annuity Company (Exact Name of Registrant as Specified in its Charter) Arizona 06-1241288 (State or Other Jurisdiction of Incorporation or Organization) (I.R.S. Employer Identification Number) Ten Exchange Place Suite 2210 Jersey City, NJ 07302 (615) 981-8801 (Address and Telephone Number of Registrant’s Principal Executive Offices) SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT: NONE SECURITIES REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT: NONE Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes ☐ No ☒ Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. Yes ☐ No ☒ Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒ No ☐ Indicate by check mark whether the registrant has submitted electronically every Interactive Data File required to be submitted pursuant to Rule 405 of the Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit such files). Yes ☒ No ☐ Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act. Large accelerated filer ☐ Accelerated filer ☐ Non-accelerated filer ☒ Smaller reporting company ☐ Emerging growth company ☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐ Indicate by check mark whether the registrant has filed a report on and attestation to its management's assessment of the effectiveness of its internal control over financial reporting under Section 404(b) of the Sarbanes-Oxley Act (15 U.S.C. 7262(b)) by the registered public accounting firm that prepared or issued its audit report. ☐ If securities are registered pursuant to Section 12(b) of the Act, indicate by check mark whether the financial statements of the registrant included in the filing reflect the correction of an error to previously issued financial statements. ☐ Indicate by check mark whether any of those error corrections are restatements that required a recovery analysis of incentive-based compensation received by any of the registrant’s executive officers during the relevant recovery period pursuant to §240.10D-1(b). ☐ Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act.) Yes ☐ No ☒ Table of Contents

As of March 22, 2023, 25,000 shares of the registrant’s Common Stock (par value $100) consisting of 100 voting shares and 24,900 non- voting shares, were outstanding. As of such date, Fortitude Group Holdings, LLC, a Delaware limited liability company, owned all of the registrant’s Common Stock. Table of Contents

TABLE OF CONTENTS Page PART I Item 1. Business 5 Item 1A. Risk Factors 16 Item 1B. Unresolved Staff Comments 26 Item 2. Properties 26 Item 3. Legal Proceedings 26 Item 4. Mine Safety Disclosures 26 PART II Item 5. Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities 27 Item 6. [Reserved] 27 Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations 27 Item 7A. Quantitative and Qualitative Disclosures About Market Risk 44 Item 8. Financial Statements and Supplementary Data 49 Item 9. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure 146 Item 9A. Controls and Procedures 146 Item 9B. Other Information 147 Item 9C. Disclosure Regarding Foreign Jurisdictions That Prevent Inspections 147 PART III Item 10. Directors, Executive Officers and Corporate Governance 148 Item 11. Executive Compensation 151 Item 12. Security Ownership of Certain Beneficial Owners and Management 151 Item 13. Certain Relationships and Related Transactions and Director Independence 151 Item 14. Principal Accountant Fees and Services 152 PART IV Item 15. Exhibits and Financial Statement Schedules 154 Item 16. Form 10-K Summary 155 SIGNATURES 156 Table of Contents 3

FORWARD-LOOKING STATEMENTS Certain of the statements included in this Annual Report on Form 10-K constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “expects,” “believes,” “anticipates,” “includes,” “plans,” “assumes,” “estimates,” “projects,” “intends,” “should,” “will,” “shall” or variations of such words are generally part of forward-looking statements. Forward-looking statements are made based on management’s current expectations and beliefs concerning future developments and their potential effects upon Fortitude Life Insurance & Annuity Company (FLIAC). There can be no assurance that future developments affecting FLIAC will be those anticipated by management. These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, among others: (1) the ongoing impact of the uncertain and evolving economic environment on the global economy, financial market and our business; (2) losses on investments or financial contracts due to deterioration in credit quality or value, or counterparty default; (3) losses on insurance products due to mortality experience or policyholder behavior experience that differs significantly from our expectations when we price our products; (4) changes in interest rates and equity prices that may (a) adversely impact the profitability of our products, the value of separate accounts supporting these products or the value of assets we manage, (b) result in losses on derivatives we use to hedge risk or increase collateral posting requirements and (c) limit opportunities to invest at appropriate returns; (5) guarantees within certain of our products which are market sensitive and may decrease our earnings or increase the volatility of our results of operations or financial position; (6) liquidity needs resulting from (a) derivative collateral market exposure, (b) asset/liability mismatches, (c) the lack of available funding in the financial markets or (d) unexpected cash demands due to severe mortality calamity or lapse events; (7) financial or customer losses, or regulatory and legal actions, due to inadequate or failed processes or systems, external events, and human error or misconduct such as (a) disruption of our systems and data, (b) an information security breach, (c) a failure to protect the privacy of sensitive data, (d) reliance on third-parties or (e) labor and employment matters; (8) changes in the regulatory landscape, including related to (a) financial sector regulatory reform, (b) changes in tax laws, (c) fiduciary rules and other standards of care, (d) state insurance laws and developments regarding group-wide supervision, capital and reserves, (e) privacy and cybersecurity regulation or (f) climate risk and environmental, social, and governance (ESG) regulation; (9) technological changes which may adversely impact companies in our investment portfolio or cause insurance experience to deviate from our assumptions; (10) ratings downgrades; (11) market conditions that may adversely affect the sales or persistency of our products; (12) competition; (13) reputational damage; and (14) risks associated with the integration process related to the Company's recent change in ownership. FLIAC does not intend, and is under no obligation, to update any particular forward-looking statement included in this document. See “Risk Factors” included in this Annual Report on Form 10-K for discussion of certain risks relating to our business and investment in our securities. Table of Contents 4

PART 1 Item 1. Business Overview Fortitude Life Insurance & Annuity Company and its wholly-owned subsidiary (collectively, “FLIAC” or the “Company”), with its principal offices in Jersey City, New Jersey, is a wholly-owned subsidiary of Fortitude Group Holdings, LLC (“FGH”). Prior to April 1, 2022, the Company (previously named Prudential Annuities Life Assurance Corporation (“PALAC”)) was a wholly-owned subsidiary of Prudential Annuities, Inc (“PAI”), an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey Corporation. On April 1, 2022, PAI completed the sale of its equity interest in the Company to FGH. As a result, the Company is no longer an affiliate of Prudential Financial or any of its affiliates. Product Information The Company has issued variable, index-linked, and fixed deferred and immediate annuities for individuals and groups in the United States of America and Puerto Rico. In addition, the Company has a relatively small in-force block of variable life insurance policies. The Company initially ceased offering new products and new contracts for existing products in March 2010. However, the Company continues to accept additional customer deposits on certain in-force contracts, subject to applicable contract provisions and administrative rules. In 2018, the Company resumed offering annuity products to new investors (except in New York). Beginning in 2021, and concluding prior to the acquisition by FGH on April 1, 2022, the Company again ceased new sales on all products. The Company may resume selling new products or issuing new contracts in the future but currently has no intention to do so. The Company surrendered its New York license effective December 31, 2015, and reinsured the majority of its New York business to The Prudential Insurance Company of America (“Prudential Insurance”). The license surrender relieved the Company of the requirement to hold New York statutory reserves on its business in excess of the statutory reserves required by its domiciliary regulator, the Arizona Department of Insurance (“AZDOI”). For the small portion of New York business retained by the Company, a custodial account has been established to hold collateral assets in an amount equal to a percentage of the reserves associated with such business, as calculated in accordance with PALAC's New York Regulation 109 Plan approved by the New York Department of Financial Services. FGH, the direct parent of the Company, may make additional capital contributions to FLIAC, as needed, to enable the Company to comply with its reserve requirements and fund expenses in connection with its business. FGH is under no obligation to make such contributions and its assets do not back the benefits payable under the Company’s annuity contracts and life insurance policies. Prior to the acquisition, the Company did not receive capital contributions from PAI during the three months ended March 31, 2022 or the years ended December 31, 2021 and 2020. In addition, subsequent to the acquisition, the Company did not receive capital contributions from FGH during the nine months ended December 31, 2022. Business Segmentation Following the acquisition by FGH, we have separated the business into two reportable segments, which we refer to as the “Retained Business” and the “Ceded Business.” The Retained Business consists of variable annuity products with guaranteed lifetime withdrawal benefit features as well as smaller blocks of variable annuity products with certain other living benefit and death benefit features. The Retained Business also includes variable universal life and fixed payout annuity products. The Retained Business is actively managed by FLIAC management and retains the full economic benefits and risks. The Ceded Business represents certain business (primarily registered index-linked annuities and fixed annuities, which includes fixed indexed and fixed deferred annuities, and other variable annuities) where 100 percent of the assets and liabilities have been fully ceded to The Prudential Insurance Company of America (“Prudential Insurance”) and Pruco Life Insurance Company (“Pruco Life”) under existing coinsurance and modified coinsurance agreements. See “Reinsurance” herein Item 1 for further information. Novation of Ceded Business In the second quarter of 2022, in accordance with applicable state law, a program was instituted to novate a significant portion of the Ceded Business policies from FLIAC to Pruco Life. The program does not have an impact on net equity or net income but has resulted in the reduction of certain activity/balances associated with these policies. During the nine months ended December 31, 2022, approximately $6.7 billion of account value, which generally approximates fair values of insurance Table of Contents 5 liabilities, was transferred out of the Company as a result of the novation program, which represents approximately 66 percent of account value since the acquisition of the Company on April 1, 2022. Revenues and Profitability Our revenues primarily come in the form of: • Fee income from administrative service and distribution fees from certain mutual funds that underly our variable products. We also receive income in the form of revenue sharing from advisers who provide asset management services to the underlying mutual funds. Such income is generally determined as a percentage of the average assets attributable to our products in the underlying funds. • Policy charges and fee income representing mortality, expense and other fees for various insurance-related options and features based on the average daily net asset value of the annuity separate accounts, account value, premium, or guaranteed value, as applicable. • Investment income (which contributes to the net spread over interest credited on certain products and related expenses). Our profitability is substantially impacted by assumptions made at the time FGH acquired the company, which was based on: • An evaluation of the risks assumed and consideration of applicable risk management strategies, including hedging and reinsurance costs. • Assumptions regarding investment returns and contractholder behavior, including persistency, benefit utilization and the timing and efficiency of withdrawals for contracts with living benefit features, as well as other assumptions. Competition We compete with other providers of retirement savings and accumulation products, including larger, more well-established insurance and financial services companies. We believe our competitive advantage lies primarily in our product features and our risk management strategies as well as brand recognition, financial strength, and our customer service capabilities. We periodically adjust prices and features based on the market and our strategy, with a goal of achieving customer and enterprise value. Retained Business Strategies We manage the Retained Business with a focus on long-term economics and a willingness to sustain short-term volatility in our earnings, while remaining compliant with our risk appetite framework. Our overall business strategy is to generate above- market risk adjusted returns by: • Ensuring we have a strong statutory balance sheet following capital market stresses, including but not limited to, sharp reductions in equity prices and interest rates and increases in credit spreads, • Leveraging our investment capabilities to deploy a portion of our asset portfolio into private fixed income securities with a sufficiently wide spread to comparable public securities, and • Investing in high-quality liquid public fixed income securities and preserving a cash balance sufficient to pay current claims and expenses, while maintaining collateral to satisfy margin requirements in connection with the derivative transactions forming our Asset Liability Matching (ALM) strategy, as described below. The primary risk exposures of our Retained Business relate to actual deviations from, or changes to, the pricing assumptions developed at acquisition for these products, including capital markets assumptions such as equity market returns, interest rates and market volatility, along with actuarial assumptions such as contractholder mortality, the timing and amount of annuitization and withdrawals, and contract lapses. For these risk exposures, achievement of our expected returns is subject to the risk that actual experience will differ from the pricing assumptions developed at acquisition for these products. We have developed and implemented a risk management strategy to mitigate the potential adverse effects of fluctuations in capital markets, specifically equity markets and interest rates, primarily through a combination of i) Product Design Features and ii) our ALM strategy. Product Design Features Certain contractual design features for our Retained Business products help us manage our risk. For example, a portion of the variable annuity contracts with guaranteed benefit riders includes an asset transfer feature which automatically transfers assets between certain variable investment sub-accounts selected by the annuity contractholder to, depending on the benefit feature, a fixed-rate account in the general account or a bond fund sub-account within the separate account. The purpose of the asset Table of Contents 6 transfer feature is to reduce our risk under the guaranteed benefit riders by reducing our exposure to equity market risk and market volatility. The transfers are based on a static mathematical formula used with the particular benefit which considers a number of factors, including, but not limited to, the impact of investment performance on the contractholder’s total account value. Other risk-reducing product design features include, among others, asset allocation restrictions, minimum issuance age requirements and certain limitations on the amount of contractholder purchase payments. ALM Strategy We employ an ALM strategy that utilizes a combination of both fixed income instruments and derivatives to meet expected claims associated with our variable annuity living and death benefit guarantees. The economic liability we manage with this ALM strategy consists of expected living and death benefit claims net of expected separate account fee revenue. For the portion of our ALM strategy executed with derivatives, we enter into a range of exchange-traded and over-the-counter (“OTC”) equity, interest rate and credit derivatives, including, but not limited to: equity and treasury futures; total return, credit default and interest rate swaps; and options, including equity options, swaptions, and floors and caps. The intent of this strategy is to more efficiently manage the capital and liquidity associated with these products. We explicitly consider liquidity and risk-based capital as well as current market conditions in our asset/liability management strategies. See Item 7A “Quantitative and Qualitative Disclosures About Market Risk” for discussion regarding interest and equity risks. Reinsurance The Company has historically entered into reinsurance agreements as both a ceding entity and an assuming entity. As of December 31, 2022, the Company is only involved with reinsurance agreements for which it is a ceding entity. As a ceding entity, the exposure to the risks reinsured is reduced by transferring certain rights and obligations of the underlying insurance product to a counterparty. Conversely, as an assuming entity, exposure to the risks reinsured is increased by assuming certain rights and obligations of the underlying insurance products from a counterparty. We enter into reinsurance agreements as the ceding entity for a variety of reasons but primarily do so to reduce exposure to loss, reduce risk volatility, provide additional capacity for future growth and for capital management purposes for certain of our optional living benefit features. Under ceded reinsurance, we remain liable to the underlying policyholder if a third-party reinsurer is unable to meet its obligations. We evaluate the financial condition of reinsurers, monitor the concentration of counterparty risk and maintain collateral, as appropriate, to mitigate this exposure. Effective April 1, 2016, the Company reinsured the variable annuity base contracts, along with the living benefit guarantees, from Pruco Life, excluding the Pruco Life Insurance Company of New Jersey (“PLNJ”) business under a coinsurance and modified coinsurance agreement. This reinsurance agreement covered new and in-force business and excluded business reinsured externally. Effective July 1, 2021, Pruco Life recaptured the risks related to its business, as discussed above, that had previously been reinsured to the Company from April 1, 2016 through June 30, 2021. The product risks related to the previously reinsured business that were being managed in the Company were transferred to Pruco Life. In addition, management of the living benefit hedging program related to the previously reinsured living benefit riders, which was being managed in the Company, was transferred to Pruco Life. This transaction is referred to as the “2021 Variable Annuities Recapture”. Effective December 1, 2021, the Company entered into a reinsurance agreement with Pruco Life under which the Company reinsured all of its variable and fixed indexed annuities and fixed annuities with a guaranteed lifetime withdrawal income feature to Pruco Life. For additional information on our reinsurance agreements, see Note 8 to the Financial Statements. Regulation Overview Our business is subject to comprehensive regulation and supervision. The purpose of these regulations is primarily to protect our customers and the overall financial system. Many of the laws and regulations to which we are subject are regularly re- examined. Existing or future laws and regulations may become more restrictive or otherwise adversely affect our operations or profitability, increase compliance costs, or increase potential regulatory exposure. In recent years we have experienced, and expect to continue to experience, extensive changes in the laws and regulations, and regulatory frameworks, applicable to our businesses. We cannot predict how current or future initiatives will further impact existing laws, regulations and regulatory frameworks. Table of Contents 7

State insurance laws regulate many aspects of our business. The Company is domiciled in Arizona and its principal insurance regulatory authority is the AZDOI. Generally, our insurance products must be approved by the insurance regulators in the state in which they are sold. Our insurance products are substantially affected by federal and state tax laws. The primary regulatory frameworks applicable to the Company are described further below under the following section headings: • Dodd-Frank Wall Street Reform and Consumer Protection Act • ERISA • Fiduciary Rules and other Standards of Care • U.S. State Insurance Holding Company Regulation • U.S. Insurance Operations ◦ State Insurance Regulation ◦ U.S. Federal Securities Regulation Affecting Insurance Operations • Retirement Product Regulation • Derivatives Regulation • Privacy and Cybersecurity Regulation • Anti-Money Laundering and Anti-Bribery Laws • Unclaimed Property Laws • Taxation • International and Global Regulatory Initiatives Existing and future accounting rules may also impact our results of operations or financial condition. For a discussion of accounting pronouncements and their potential impact on our business, see Note 2 to the Financial Statements. Table of Contents 8

Dodd-Frank Wall Street Reform and Consumer Protection Act The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) increased the potential for federal regulation of our businesses. The Financial Stability Oversight Council (“FSOC” or the “Council”) may designate certain financial companies as a non-bank financial company (a “Designated Financial Company”) subject to supervision by the Board of Governors of the Federal Reserve System (“FRB”). In October 2017, the U.S. Department of the Treasury released a report titled “A Financial System That Creates Economic Opportunities - Asset Management and Insurance” which recommended, among other things, that primary federal and state regulators should focus on potential systemic risks arising from products and activities, and on implementing regulations that strengthen the asset management and insurance industries as a whole, rather than focus on an entity-based regulatory regime. The report also affirmed the role of the U.S. state-based system of insurance regulation. In December 2019, FSOC revised its interpretive guidance regarding Designated Financial Company determinations. The guidance describes the approach FSOC intends to take in prioritizing its work to identify and address potential risks to U.S. financial stability using an activities-based approach, and enhancing the analytical rigor and transparency in the processes FSOC intends to follow if it were to consider making a Designated Financial Company determination. From time to time Congress has also introduced legislation which if enacted, would amend certain provisions of Dodd-Frank, including by requiring the Council to prioritize the use of an activities-based approach to mitigate identified systemic risks. The Council maintains the authority to designate entities, including the Company, for FRB supervision if it determines that either (i) material financial distress at the entity, or (ii) the nature, scope, size, scale, concentration, interconnectedness, or mix of the entity’s activities, could pose a threat to domestic financial stability. The Company continues to believe it does not meet the standards for designation. We cannot predict whether Treasury reports, interpretive guidance, new legislation or other initiatives aimed at revising Dodd- Frank and regulation of the financial system will ultimately form the basis for changes to laws or regulations impacting the Company. ERISA The Employee Retirement Income Security Act of 1974 (“ERISA”) is a comprehensive federal statute that applies to U.S. employee benefit plans sponsored by private employers and labor unions. Plans subject to ERISA include pension and profit sharing plans and welfare plans, including health, life and disability plans. ERISA provisions include reporting and disclosure rules, standards of conduct that apply to plan fiduciaries and prohibitions on transactions known as “prohibited transactions,” such as conflict-of-interest transactions and certain transactions between a benefit plan and a party in interest. ERISA also provides for civil and criminal penalties and enforcement. FLIAC’s insurance business provides service to employee benefit plans subject to ERISA. Fiduciary Rules and Other Standards of Care The Company may be impacted by rules regarding the standard of care applicable to sales of our products and the provision of advice to our customers. In recent years, many of these rules have been revised or reexamined, as described below. Any standards issued by the U.S. Department of Labor (“DOL”), the Securities and Exchange Commission (“SEC”), the National Association of Insurance Commissioners (“NAIC”) or state regulators may affect our business, results of operations, cash flows and financial condition. DOL Fiduciary Rules In June 2018, a Fifth Circuit Court of Appeals decision became effective that vacated rules issued by the DOL that redefined who would be considered a “fiduciary” for purposes of transactions with qualified plans, plan participants and Individual Retirement Accounts (“IRAs”), and generally provided that investment advice to a plan participant or IRA owner would be treated as a fiduciary activity. Prior to being vacated, the rules adversely impacted sales in our individual annuities business and resulted in increased compliance costs. In December 2020, the DOL finalized a new prohibited transaction exemption that generally became effective on February 16, 2021, which replaced the previously vacated “best interest contract exemption,” and is now in full effect. The new exemption allows fiduciaries meeting the requirements of the exemption to receive compensation, including as a result of advice to rollover assets from a tax-qualified plan to an IRA, and to purchase from or sell certain investments to qualified plans and IRAs. The DOL also reinstated the pre-2016 investment advice regulation and provided its current interpretation of that regulation, which could result in rollover recommendations being fiduciary investment advice if certain conditions are met. Compliance with the new exemption may result in increased costs. The DOL has indicated that it may propose additional or new fiduciary rules in the near future. Any new rules may negatively impact our business or the insurance industry. Table of Contents 9

U.S. State Standard of Care Regulation Various states have also adopted laws raising the standard of care owed by broker-dealers, investment advisers, or insurance agents to their customers. For example, at least 30 states have adopted the NAIC revisions to its Suitability in Annuity Transactions Model Regulation, which imposes a requirement that any recommendation of an annuity product be in the consumer’s best interest. Some states have also adopted laws that differ from the NAIC’s Suitability in Annuity Transactions Model Regulation but impose similar obligations. As changes are adopted by our state regulator(s) and made applicable to us or the third-party firms that distribute our products, they could have an adverse impact on our business. In states that have adopted these increased standards with respect to annuity recommendations, this may lead to an increased risk of regulatory enforcement actions or potentially private claims. SEC Standard of Care Regulation The SEC adopted rules effective on June 30, 2020 (i) imposing a “best interest” standard of care on broker-dealers making recommendations to their customers and (ii) requiring broker-dealers and investment advisers to provide a written summary of the relationship between a broker-dealer or investment adviser, as applicable, and its customer. It remains unclear the extent to which these rules, and the evolving nature of the enforcement and interpretation of these rules by the SEC, could ultimately affect broker-dealers’ willingness to recommend our registered annuity products. These rules could increase our overall compliance costs and could also increase our exposure to legal claims in certain circumstances. U.S. State Insurance Holding Company Regulation We are subject to the Arizona insurance holding company law which requires us to register with the insurance department and to furnish annually financial and other information about the operations of the Company. Generally, all transactions with affiliates that affect the Company must be fair and reasonable and, if material, require prior notice and approval or non- disapproval by the AZDOI. Group-Wide Supervision AZDOI was recently designated as the group-wide supervisor of FLIAC and its affiliated U.S. insurance subsidiaries with the FGH system. Group-wide supervision, among other provisions, authorizes a state department to examine a holding company and its insurance companies, including by ascertaining the financial condition of the insurance companies for purposes of assessing enterprise risk. In accordance with this authority, a group-wide supervisor may receive information about the entirety of FGH's operations beyond those of its domiciled insurance subsidiaries. Additional areas of focus regarding group-wide supervision of insurance holding companies include the following: • Group Capital Calculation. The NAIC is developing a U.S. group capital calculation that uses a risk-based capital (“RBC”) aggregation methodology. The calculation is intended to serve as an additional tool to help state regulators assess potential risks within and across insurance group. A final version of the calculation was adopted in April 2022. A number of states are expected to use the NAIC’s Group Capital Calculation Instructions for year-end 2022 filings, although it remains unclear how the NAIC’s calculations will interact with existing capital requirements for insurance companies in the U.S. While we are not currently subject to group capital calculation requirements, we could become subject to them in the future and their potential future impact on us is uncertain. • Macroprudential Framework. The NAIC is developing a macroprudential framework intended to: (1) improve state insurance regulators’ ability to monitor and respond to the impact of external financial and economic risks on insurers; (2) better monitor and respond to risk emanating from or amplified by insurers that might be transmitted externally; and (3) increase public awareness of NAIC/state monitoring capabilities regarding macroprudential trends. As part of this initiative, the areas identified by the NAIC for potential enhancement include liquidity reporting and stress testing, resolution and recovery, capital stress testing, and counterparty exposure and concentration. The NAIC has completed and implemented its first liquidity stress test and made updates to ensure continuation of essential services during an insurer resolution. • Examination. State insurance departments conduct periodic examinations of the books and records, financial reporting, policy filings and market conduct of insurance companies domiciled in their states, generally once every three to five years under guidelines promulgated by the NAIC. At the time of filing, there were open no examinations covering FLIAC. Table of Contents 10

We cannot predict what, if any, additional requirements and compliance costs any new group-wide standards will impose on FGH or FLIAC. U.S. Insurance Operations Generally, our insurance products must be approved by the insurance regulators in the state in which they are sold. Our insurance products are substantially affected by federal and state tax laws. State Insurance Regulation State insurance authorities have broad powers with respect to all aspects of the insurance business including: (1) licensing to transact business; (2) licensing agents; (3) admittance of assets to statutory surplus; (4) regulating premium rates for certain insurance products; (5) approving policy forms; (6) regulating unfair trade and claims practices; (7) establishing reserve requirements and solvency standards; (8) fixing maximum interest rates on life insurance policy loans and minimum accumulation or surrender values; (9) regulating the type, amounts and valuations of investments permitted; (10) regulating reinsurance transactions, including the role of captive reinsurers; and (11) other matters. State insurance laws and regulations require the Company to file financial statements with state insurance departments everywhere it does business in accordance with accounting practices and procedures prescribed or permitted by these departments. The Company’s operations and accounts are subject to examination by those departments at any time. Financial Regulation Dividend Payment Limitations. The Arizona insurance law regulates the amount of dividends that may be paid by the Company. See Note 11 to the Financial Statements for a discussion of dividend restrictions. Risk-Based Capital. We are subject to RBC requirements that are designed to enhance regulation of insurers’ solvency. The RBC calculation, which regulators use to assess the sufficiency of an insurer’s statutory capital, measures the risk characteristics of a company’s assets, liabilities and certain off-balance sheet items. In general, RBC is calculated by applying factors to various asset, premium, claim, expense and reserve items. Within a given risk category, these factors are higher for those items with greater underlying risk and lower for items with lower underlying risk. Insurers that have less statutory capital than required are considered to have inadequate capital and are subject to varying degrees of regulatory action depending upon the level of capital inadequacy. Areas of the RBC framework that have recently been subject to reexamination or revision include the following: • Bond Factors. In August 2021, the NAIC adopted the Moody’s Analytics proposed revisions to the RBC C-1 factors for invested assets effective for the year-end 2021 RBC calculation. The revisions included expanding the NAIC designations used in the RBC calculation from six bond structures to twenty. Since its adoption, the new factors have not materially impacted our RBC calculations. • Longevity/Mortality Risk. In 2021, the NAIC’s Life Risk-Based Capital Working Group adopted longevity risk factors for some annuity products and a correlation adjustment between longevity and mortality risk factors. The Company assumes this longevity risk primarily in its individual annuities business. The NAIC is also developing updates to the existing mortality risk factors in RBC. • Operational Risk. In 2018, the NAIC adopted operational risk charges that became effective for the year-end 2018 RBC calculation. The operational risk charges have not materially impacted our RBC ratios given that we hold statutory capital consistent with or in excess of the thresholds established through these new charges. • Economic Scenario Generator (“Generator”). In 2017, the American Academy of Actuaries notified the NAIC that it did not have the resources to maintain its Generator used in regulatory reserve and capital calculations. In 2020, the NAIC selected a third-party vendor to provide, maintain, and support the Generator prescribed for life and annuity statutory reserve and capital calculations. Further changes to or replacements of the Generator could impact our business. Due to the ongoing nature of the NAIC’s activities regarding RBC, we cannot determine the ultimate timing of the proposed changes or their impact on RBC or on our financial position. Table of Contents 11

Insurance Reserves and Regulatory Capital. State insurance laws require us to analyze the adequacy of our reserves annually. Our appointed actuary must submit an opinion that our reserves, when considered in light of the assets we hold with respect to those reserves, make adequate provision for our contractual obligations and related expenses. The reserving framework for certain of our products and the regulatory capital requirements applicable to our business have undergone reexamination and revision in recent years, including in the following area: • Schedule D Long-Term Bonds. The NAIC’s Statutory Accounting and Principles Working Group is evaluating revisions to the definition of long-term bonds reported on Schedule D under SSAP No. 26R and SSAP No. 43R, to address the current inconsistency in practice for the reporting of non-rated residual tranches for structures captured in scope of SSAP No.43R. Market Conduct Regulation State insurance laws and regulations include numerous provisions governing the marketplace activities of insurers, including provisions governing the form and content of disclosure to consumers, illustrations, advertising, sales practices and complaint handling, as well as underwriting and claims activity. State regulatory authorities generally enforce these provisions through periodic market conduct examinations. We have been subject to market conduct examinations relating to our marketplace activities, including with respect to the policies and procedures we use to locate guaranteed group annuity customers and establish related reserves. Market conduct examinations by state regulatory authorities have resulted and may in the future result in us increasing statutory reserves, changing operational processes and procedures, and being subject to fines or other discipline. Registered Index Linked Annuities (“RILAs”) In December 2022, the NAIC Life Actuarial (E) Task Force adopted Actuarial Guideline ILVA – Nonforfeiture Requirements for Index Linked Variable Annuity Products (“ILVA AG”). Adoption by the NAIC is expected in early 2023. The stated purpose of ILVA AG is to specify the conditions under which a RILA is consistent with the definition of a variable annuity and exempt from the Standard Nonforfeiture Law applicable to individual fixed deferred annuities. ILVA AG specifies nonforfeiture requirements consistent with the daily market value approach of variable annuities, which heavily favors the use of market value based interim values. ILVA AG will also require actuarial certifications. The anticipated compliance date under ILVA AG is July 2024. Climate Change In 2020, the NAIC established a Climate and Resiliency Task Force under the Executive Committee to coordinate domestic and international discussions and engagement on climate-related risk and resiliency issues. Charges for the Task Force include: considering appropriate climate risk disclosures within the insurance sector; evaluating financial regulatory approaches to climate risk and resiliency, including stress testing, scenario modeling, and solvency implications; considering innovative insurer solutions to climate risk and resiliency; identifying sustainability, resilience and mitigation issues and solutions related to the insurance industry; and considering pre-disaster mitigation and resiliency and the role of state insurance regulators in resiliency. To date, the Task Force has not adopted any regulatory requirements but may do so in the future as it advances its work. The NAIC has generally modified its Insurer Climate Risk Disclosure survey, which is used by several states, to align with aspects of the Financial Stability Board’s Task Force on Climate-Related Financial Disclosures (TCFD) framework, a recognized framework of recommendations that were developed to enhance climate-related disclosures. Insurance Guaranty Association Assessments Each state has insurance guaranty association laws under which insurers doing business in the state are members and may be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Typically, states assess each member insurer in an amount related to the member insurer’s proportionate share of the business written by all member insurers in the state. The majority of state guaranty association laws provide a tax offset for a percentage of the assessment against future years’ premium taxes. We cannot predict the amount and timing of future assessments on the Company under these laws. Table of Contents 12

U.S. Federal Securities Regulation Affecting Insurance Operations The U.S. federal securities laws are primarily intended to ensure the integrity of the financial markets and protect investors, and they generally grant regulatory agencies broad rulemaking and enforcement powers, including the power to limit or restrict the conduct of business for failure to comply with such laws and regulations. Our variable and RILA products generally are “securities” within the meaning of federal securities laws and generally are required to be registered under the federal securities laws and are subject to regulation by the SEC and the Financial Industry Regulatory Authority (“FINRA”). In particular, we are subject to extensive regulation under the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940 and the SEC’s rules and regulations thereunder. Federal securities regulation also affects investment advice, sales and related activities with respect to these products. The SEC and FINRA may from time to time make inquiries and conduct examinations regarding our compliance with securities and other laws and regulations. We will cooperate with such inquiries and examinations and take corrective action when warranted. Federal Insurance Office Dodd-Frank established a Federal Insurance Office (“FIO”) within the Department of the Treasury headed by a director appointed by the Secretary of the Treasury. While the FIO does not have general supervisory or regulatory authority over the business of insurance, the FIO director performs various functions with respect to insurance, including serving as a non-voting member of the Council, monitoring the insurance sector and representing the U.S. on prudential aspects of international insurance matters, including at the International Association of Insurance Supervisors (“IAIS”). Recent Tax Law Changes Related to Retirement Plans and Products In December 2019, Congress enacted the Setting Every Community up for Retirement Enhancement (“SECURE”) Act. The SECURE Act is intended to help promote retirement plan coverage and increase retirement plan savings, as well as facilitate access to guaranteed lifetime income solutions. The SECURE Act addresses coverage issues by making it easier for small businesses to participate in pooled employer plans and requires coverage of certain long-term, part-time workers. The SECURE Act addresses savings issues by raising the cap on amounts contributed through auto-enrollment, increasing the maximum age for required minimum distributions to 72 and removing the age cap (70) for making IRA contributions. The SECURE Act also made it easier for employers to include guaranteed lifetime income as part of their plan by providing an annuity provider selection safe harbor, as well as providing for the portability of participant investments in annuity products. In addition, the SECURE Act included provisions that enable participants to withdraw, penalty-free, up to $5,000 for expenses attendant to the birth or adoption of a child and limit the ability of certain IRA beneficiaries to defer tax recognition of their inheritance beyond ten years. In December, 2020, in response to the COVID-19 pandemic, Congress enacted the Consolidated Appropriations Act of 2021 (“CAA”). The CAA includes a provision that changes the floor interest rates used for Definition of Life Insurance (“DOLI”) testing under Section 7702 of the Internal Revenue Code of 1986, as amended (the “Code”), and Modified Endowment Contract (“MEC”) testing under Section 7702A of the Code. The change was intended to better reflect the then-current low interest rate environment and, for contracts issued on or after January 1, 2021, may increase the DOLI and MEC limits and allow more premium payments relative to the death benefit. In March, 2021, the American Rescue Plan Act of 2021 (“ARPA”) was enacted. The ARPA includes, among other things, provisions intended to improve funding for multiemployer pension plans, including providing special financial assistance through the Pension Benefit Guarantee Corporation to qualifying underfunded plans and adding five years to the funding improvement period and the rehabilitation period for plans that were in endangered or critical status in 2020 or 2021. The ARPA includes single-employer pension funding relief in the form of interest rate stabilization and an extension of the period for amortizing funding shortfalls. In December 2022, SECURE Act 2.0 (“SECURE 2.0”) was enacted. SECURE 2.0 contains numerous significant changes for retirement plans, plan sponsors, and retirement plan providers. For example, SECURE 2.0 contains provisions related to, among many other things, increasing the required minimum distribution age, reducing required minimum distribution penalties, and removing required minimum distribution barriers for annuities. Many of the provisions in SECURE 2.0 are effective in 2023, but SECURE 2.0 will not be completely implemented until 2027. Table of Contents 13

Derivatives Regulation FLIAC uses derivatives for various purposes, including hedging interest rate, foreign currency and equity market exposures. Dodd-Frank established a framework for regulation of the over-the-counter derivatives markets. This framework sets out requirements regarding the clearing and reporting of derivatives transactions, as well as collateral posting requirements for uncleared swaps. We continue to monitor the potential hedging cost impacts of new initial margin requirements, and increased capital requirements for derivatives transactions. Additionally, the increased need to post cash collateral in connection with mandatorily cleared swaps may also require the liquidation of higher yielding assets for cash, resulting in a negative impact on investment income. Privacy and Cybersecurity Regulation We are subject to laws, regulations and directives that require financial institutions and other businesses to protect the security and confidentiality of personal information, including health-related and customer information, and to notify their customers and other individuals of their policies and practices relating to the collection and disclosure of health-related and customer information. In addition, we must comply with international privacy laws, regulations, and directives concerning the cross border transfer or use of employee and customer personal information. These laws, regulations and directives also: • require protections regarding the use and disclosure of certain information such as national identifier numbers (e.g., social security numbers); • require notice to affected individuals, regulators and others if there is a breach of the security of certain personal or confidential information; • require financial institutions and creditors to implement effective programs to detect, prevent, and mitigate identity theft; • regulate the process by which financial institutions make telemarketing calls and send e-mail, text, or fax messages to consumers and customers; • require oversight of third parties that have access to, and handle, personal or confidential information; • provide individuals with rights over their personal information, such as the right to obtain portable copies of or request the deletion of their personal information; and • prescribe the permissible uses of certain personal information, including customer information and consumer report information. Regulatory and legislative activity in the areas of privacy, data protection and information and cybersecurity continues to increase worldwide. Financial regulators in the U.S. in which FLIAC operates continue to focus on data privacy and cybersecurity, including in proposed rulemaking, and have communicated heightened expectations and have increased emphasis in this area in their examinations of regulated entities. For example, the E.U.’s General Data Protection Regulation (“GDPR”), which became effective in May 2018, confers additional privacy rights on individuals in the E.U. and establishes significant penalties for violations. In addition, in the U.S., certain lawmakers in Congress have proposed a number of sweeping privacy laws. In California, the California Consumer Privacy Act (the “CCPA”) became effective in 2020 and confers numerous privacy rights on individuals and corresponding obligations on businesses. Additional rights and obligations will be imposed by the California Privacy Rights Act (the “CPRA”), which became effective January 1, 2023. Additional states, such as Virginia and Colorado, have also passed comprehensive privacy laws similar in scope to the CCPA and CPRA that will also become effective in 2023. Internationally, a number of countries such as Brazil and Argentina have enacted GDPR-like regulations, while others are considering such regulations or, in the case of China, have enacted other privacy regulations. In October 2017, the NAIC adopted the Insurance Data Security Model Law. The model law requires that insurance companies establish a cybersecurity program and includes specific technical safeguards as well as requirements regarding governance, incident planning, data management, system testing, vendor oversight and regulator notification. The New York Department of Financial Services adopted a similar regulation effective March 2017 and other states have either implemented the Model Law or are anticipated to implement it in the near future. In 2021, the Office of the Comptroller of the Currency, the Federal Reserve and the Federal Deposit Insurance Corporation adopted a new rule, effective May 1, 2022, requiring banking organizations to notify their banking regulator within 36 hours of a material incident. Table of Contents 14

The Company is monitoring regulatory guidance and rulemaking in these areas, and may be subject to increased compliance costs and regulatory requirements as they become effective. In order to respond to the threat of security breaches and cyber- attacks, FLIAC has developed a program overseen by the Chief Information Security Officer that is designed to protect and preserve the confidentiality, integrity, and continued availability of all information owned by, or in the care of the Company. As part of this program, we also maintain an incident response plan. The program provides for the coordination of various corporate functions and governance groups and serves as a framework for the execution of responsibilities across businesses and operational roles. The program establishes security standards for our technological resources, and includes training for employees, contractors and third parties. As part of the program, we conduct periodic exercises with outside advisors to gain a third-party independent assessment of our technical program and our internal response preparedness. We regularly engage with the outside security community and monitor cyber threat information. Anti-Money Laundering and Anti-Bribery Laws Our business is subject to various anti-money laundering and financial transparency laws and regulations that seek to promote cooperation among financial institutions, regulators and law enforcement entities in identifying parties that may be involved in terrorism or money laundering. In addition, under current U.S. law and regulations we may be prohibited from dealing with certain individuals or entities in certain circumstances and we may be required to monitor customer activities, which may affect our ability to attract and retain customers. We are also subject to various laws and regulations relating to corrupt and illegal payments to government officials and others, including the U.S. Foreign Corrupt Practices Act. The obligation of financial institutions, including the Company, to identify their clients, to monitor for and report suspicious transactions, to monitor dealings with government officials, to respond to requests for information by regulatory authorities and law enforcement agencies, and to share information with other financial institutions, has required the implementation and maintenance of internal practices, procedures and controls. Unclaimed Property Laws We are subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and we are subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see Note 13 to the Financial Statements. Taxation U.S. Taxation The principal differences between the Company’s actual income tax expense and the applicable statutory federal income tax rate are generally deductions for non-taxable investment income, including the Dividends Received Deduction (“DRD”), foreign taxes applied at a different tax rate than the U.S. rate and certain tax credits. The applicable statutory federal income tax rate is 21%. A future increase in the applicable statutory federal income tax rate above 21% would adversely impact the Company's tax position. In addition, as discussed further below, the tax attributes of our products may impact both the Company’s and our customers’ tax positions. See “Income Taxes” in Note 2 to the Financial Statements and Note 9 to the Financial Statements for a description of the Company’s tax position. As discussed further below, new tax legislation and other potential changes to the tax law may impact the Company’s tax position and the attractiveness of our products. The Treasury Department and the Internal Revenue Service (“IRS”) have promulgated Proposed and Final regulations implementing the provisions of the United States Tax Cuts and Jobs Act of 2017 (“Tax Act of 2017”) and our analysis of these regulations is on-going and further guidance may be needed from the Treasury Department and the IRS to fully understand and implement several provisions. Other life insurance and financial services companies may benefit more or less from these tax law changes, which could impact the Company’s overall competitive position. Notwithstanding the enactment of the Tax Act of 2017, the President, Congress, as well as state and local governments, may continue to consider from time to time legislation that could increase the amount of corporate taxes we pay, thereby reducing earnings. On August 16, 2022, the U.S. enacted The Inflation Reduction Act of 2022, which provides among other provisions a new corporate alternative minimum tax (“CAMT”). The CAMT is effective for taxable years beginning after December 31, 2022 and generally applies to taxpayers with average annual financial statement income exceeding $1 billion over a three-year period. The Company is still evaluating the implications of this new law for the 2023 tax year, but there are no implications for the year ended December 31, 2022. Table of Contents 15

U.S. federal tax law generally permits tax deferral on the inside build-up of investment value of certain retirement savings, annuities and life insurance products until there is a contract distribution and, in general, excludes from taxation the death benefit paid under a life insurance contract. It is possible that some individuals with overall lower effective tax rates could be less attracted to the tax deferral aspect of the Company’s products. A general reduction in individual tax rates and elimination of certain individual deductions may also impact the Company, depending on whether current and potential customers have more or less after-tax income to save for retirement and manage their mortality and longevity risk through the purchase of the Company’s products. Congress from time to time may enact other changes to the tax law that could make our products less attractive to consumers, including legislation that would modify the tax favored treatment of retirement savings, life insurance and annuities products. The products we sell have different tax characteristics and, in some cases, generate tax deductions and credits for the Company. Changes in either the U.S. or foreign tax laws may negatively impact the deductions and credits available to the Company, including the ability of the Company to claim foreign tax credits with respect to taxes withheld on our investments supporting separate account products. These changes would increase the Company’s actual tax expense and reduce its net income. The profitability of certain products is significantly dependent on these characteristics and our ability to continue to generate taxable income, which is taken into consideration when pricing products and is a component of our capital management strategies. Accordingly, changes in tax law, our ability to generate taxable income, or other factors impacting the availability or value of the tax characteristics generated by our products, could impact product pricing, increase our tax expense or require us to implement other actions that could be disruptive to our businesses. International and Global Regulatory Initiatives In addition to the adoption of Dodd-Frank in the United States, lawmakers around the world are actively exploring steps to avoid future financial crises. In many respects, this work is being led by the Financial Stability Board (“FSB”), which consists of representatives of national financial authorities of the G20 nations. The G20, the FSB and related bodies have developed proposals to address such issues as financial group supervision, capital and solvency standards, systemic economic risk, corporate governance including executive compensation, and a host of related issues. The IAIS developed the Common Framework for the Supervision of Internationally Active Insurance Groups (“ComFrame”). Through ComFrame, the IAIS seeks to promote effective and globally consistent supervision of the insurance industry through uniform standards for insurer corporate governance, enterprise risk management and other control functions, group-wide supervision and group capital adequacy. The non-capital related components of ComFrame were adopted by the IAIS in November 2019. The ICS, which is the capital adequacy component of ComFrame, entered a five-year monitoring phase beginning in 2020. During the monitoring phase, IAIGs are encouraged to report ICS results to their group supervisory authorities to support the IAIS’ efforts to obtain feedback on the appropriateness of the framework. The IAIS will use input from supervisory authorities and IAIGs as well as stakeholder feedback on a public consultation and the results of an economic impact assessment to further improve the ICS. The IAIS is scheduled to adopt a final version of the ICS, which it expects its member supervisory authorities to implement, in 2025. As a standard setting body, the IAIS does not have direct authority to require insurance companies to comply with the policy measures it develops, including the ICS. However, we could become subject to these policy measures if they were adopted by either our group supervisor or supervisors of FGH, which could impact the manner in which the Company deploys its capital, structures and manages its businesses, and otherwise operates. Human Capital Resources The Company has no employees. Services to the Company are primarily provided by employees of FGH as described under “Expense Charges and Allocations” in Note 11 to the Financial Statements. Item 1A. Risk Factors Table of Contents 16

You should carefully consider the following risks. These risks are not exclusive, and additional risks to which we are subject include, but are not limited to, the factors mentioned under “Forward-Looking Statements” above and the risks of our business described elsewhere in this Annual Report on Form 10-K. Many of these risks are interrelated and could occur under similar business and economic conditions, and the occurrence of certain of them may in turn cause the emergence or exacerbate the effect of others. Such a combination could materially increase the severity of the impact of these risks on our business, results of operations, financial condition and liquidity. Overview The Company's risk management framework documents the definition, potential manifestation, and management of its risks. The Company has categorized its risks into tactical and strategic risks. Tactical risks may cause damage to the Company, and the Company seeks to manage and mitigate them through models, metrics and the overall risk framework. The Company’s tactical risks include investment, insurance, market, liquidity, and operational risk. Strategic risks can cause the Company’s fundamental business model to change, either through a shift in the businesses in which it is engaged or a change in execution. The Company’s strategic risks include regulatory and technological changes and other external factors. These risks, as well as the sub-risks that may impact the Company, are discussed below. Investment Risk Our investment portfolios are subject to the risk of loss due to default or deterioration in credit quality or value. We are exposed to investment risk through our investments, which primarily consist of public and private fixed maturity securities, residential mortgage loans, equity securities and alternative assets including private equity, hedge funds and real estate. We are also exposed to investment risk through a potential counterparty default. Investment risk may result from: (1) economic conditions; (2) adverse capital market conditions, including disruptions in individual market sectors or a lack of buyers in the marketplace; (3) volatility; (4) credit spread changes; (5) benchmark interest rate changes; and (6) declines in value of underlying collateral. These factors may impact the credit quality, liquidity and value of our investments and derivatives, potentially resulting in higher capital charges and potentially non tax-deductible unrealized or realized losses. Also, certain investments we hold, regardless of market conditions, are relatively illiquid and our ability to promptly sell these assets for their full value may be limited. Additionally, our valuation of investments may include methodologies, inputs and assumptions which are subject to change and different interpretation and could result in changes to investment valuations that may materially impact our results of operations or financial condition. For information about the valuation of our investments, see Note 6 to the Financial Statements. Our investment portfolio is subject to credit risk, which is the risk that an obligor (or guarantor) is unable or unwilling to meet its contractual payment obligations on its fixed maturity security, loan or other obligations. Credit risk may manifest in an idiosyncratic manner (i.e., specific to an individual borrower or industry) or through market-wide credit cycles. Financial deterioration of the obligor increases the risk of default and may increase the capital charges required under such regimes as risk-based capital regulations, or other constructs that may require us to hold the investment and in turn, potentially limit our overall capital flexibility. Credit defaults (as well as credit impairments, realized losses on credit-related sales, and increases in credit related reserves) may result in losses which adversely impact earnings, income tax obligations, capital and our ability to appropriately match our liabilities and meet future obligations. Our Company is subject to counterparty risk, which is the risk that the counterparty to a transaction could default or deteriorate in creditworthiness before or at the final settlement of a transaction. In the normal course of business, we enter into financial contracts to manage risks (such as derivatives to manage market risk and reinsurance treaties to manage insurance risk), improve the return on investments (such as securities lending and repurchase transactions) and provide sources of liquidity or financing (such as credit agreements, securities lending agreements and repurchase agreements). These transactions expose the Company to counterparty risk. Counterparties include commercial banks, investment banks, broker-dealers and insurance and reinsurance companies. In the event of a counterparty deterioration or default, the magnitude of the losses will depend on then current market conditions and the length of time required to enter into a replacement transaction with a new counterparty. Losses are likely to be higher under stressed conditions. Table of Contents 17

Our investment portfolio is subject to equity risk, which is the risk of loss due to deterioration in market value of public equity or alternative assets. We include public equity and alternative assets (including private equity, hedge funds and real estate) in our portfolio constructions, as these asset classes can provide returns over longer periods of time, aligning with the long-term nature of certain of our liabilities. Public equity and alternative assets have varying degrees of price transparency. Equities traded on stock exchanges (public equities) have significant price transparency, as transactions are often required to be disclosed publicly. Assets for which price transparency is more opaque include private equity (joint ventures/limited partnerships) and direct real estate. As these investments typically do not trade on public markets and indications of realizable market value may not be readily available, valuations can be infrequent and/or more volatile. A sustained decline in public equity and alternative markets may reduce the returns earned by our investment portfolio through lower than expected dividend income, property operating income, and capital gains, thereby adversely impacting earnings, income tax obligations, capital, and product pricing assumptions. These assets may also produce volatility in earnings as a result of uneven distributions on the underlying investments. Our investment portfolio may be impacted by the uncertain and evolving economic environment. In recent years, the financial markets have experienced periods of significant volatility and negative returns, contributing to an uncertain and evolving economic environment. The performance of the markets has been impacted by several interrelating factors such as, but not limited to, the COVID-19 pandemic, rising inflation, changes in interest rates, geopolitical turmoil, and actions by governmental authorities. It is not possible to predict the future performance of the markets with any certainty. The uncertain and evolving economic environment could increase the risk of loss on our investments. Recently, in March 2023, multiple banks (such as Silicon Valley Bank and Signature Bank) were placed into receivership or acquired by another bank pursuant to the Federal Deposit Insurance Corporation’s regulatory authority. Additional banks appear to be at risk of failing. These events have elevated concerns among market participants about the liquidity, default, and non-performance risk associated with banks, other financial institutions, and the financial services industry generally, and have added to already adverse market and economic conditions. As of the date of the filing of this Annual Report on Form 10-K, we did not have cash deposits or direct equity or fixed income general account investments in these banks. We continue to closely monitor these events. If other banks or financial institutions enter receivership or become insolvent in the future, there could be a material adverse effect on our business and financial condition. Insurance Risk We have significant liabilities for policyholders' benefits which are subject to insurance risk. Insurance risk is the risk that actual experience deviates adversely from our insurance assumptions, including mortality and policyholder behavior assumptions. We provide a variety of insurance products that are designed to help customers protect against a variety of financial uncertainties. Our insurance products protect customers against their potential risk of loss by transferring those risks to the Company, where those risks can be managed more efficiently through pooling and diversification over a larger number of independent exposures. During this transfer process, we assume the risk that actual losses experienced in our insurance products deviates significantly from what we expect. More specifically, insurance risk is concerned with the deviations that impact our future liabilities. Our profitability may decline if mortality experience or policyholder behavior experience differ significantly from our expectations when we priced our products at acquisition. In addition, if we experience higher than expected claims our liquidity position may be adversely impacted, and we may incur losses on investments if we are required to sell assets in order to pay claims. If it is necessary to sell assets at a loss, our results of operations and financial condition could be adversely impacted. For a discussion of the impact of changes in insurance assumptions on our financial condition, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Accounting Policies and Pronouncements - Application of Critical Accounting Estimates - Insurance Liabilities”. Certain of our insurance products are subject to mortality risk, which is the risk that actual deaths experienced deviate adversely from our expectations. Mortality risk is a biometric risk that can manifest in the following ways: • Mortality calamity is the risk that mortality rates in a single year deviate adversely from what is expected as the result of specific events, such as natural or man-made disasters, military actions, or terrorism. A mortality calamity event will reduce our earnings and capital and we may be forced to liquidate assets before maturity in order to pay the excess claims. Mortality calamity risk is more pronounced in respect of specific geographic areas (including major metropolitan centers, where we have concentrations of customers), concentrations of employees or significant operations. Ultimate losses would depend on several factors, including the rates of mortality and morbidity among various segments of the insured population, the collectability of reinsurance, the possible macroeconomic effects on our investment portfolio, the effect on lapses and surrenders of existing policies, as well as other variables. Table of Contents 18

• Mortality trend is the risk that mortality improvements in the future deviate adversely from what is expected. Mortality trend is a long-term risk in that it can emerge gradually over time. For example, as a result of the COVID-19 pandemic, it is possible that long-term deviations from mortality assumptions may emerge in the coming years. Longevity products, such as annuities, experience adverse impacts due to higher-than-expected mortality improvement. Mortality products, such as life insurance, experience adverse impacts due to lower-than-expected improvement. If this risk were to emerge, the Company would update assumptions used to calculate reserves for in- force business, which may result in additional assets needed to meet the higher expected annuity claims or earlier expected life claims. An increase in reserves due to revised assumptions has an immediate impact on our results of operations and financial condition; however, economically the impact is generally long-term as the excess outflow is paid over time. • Mortality base is the risk that actual base mortality deviates adversely from what is expected in pricing and valuing our products. Base mortality risk can arise from a lack of credible data on which to base the assumptions. Certain of our insurance products are subject to policyholder behavior risk, which is the risk that actual policyholder behavior deviates adversely from what is expected. Policyholder behavior risk includes the following components: • Lapse calamity is the risk that lapse rates over the short-term deviate adversely from what is expected, for example, surrenders of certain insurance products may increase following a downgrade of our financial strength ratings or adverse publicity. Only certain products are exposed to this risk. Products that offer a cash surrender value that resides in the general account could pose a potential short-term lapse calamity risk. Surrender of these products can impact liquidity, and it may be necessary in certain market conditions to sell assets to meet surrender demands. Lapse calamity can also impact our earnings through its impact on estimated future profits. • Policyholder behavior efficiency is the risk that the behavior of our customers or policyholders deviates adversely from what is expected. Policyholder behavior efficiency risk arises through product features which provide some degree of choice or flexibility for the policyholder, which can impact the amount and/or timing of claims. Such choices include surrender, lapse, partial withdrawal, policy loan, utilization, and premium payment rates for contracts with flexible premiums. While some behavior is driven by macro factors such as market movements, policyholder behavior at a fundamental level is driven primarily by policyholders’ individual needs, which may differ significantly from product to product depending on many factors including the features offered, the approach taken to market each product, and competitor pricing. For example, persistency (the probability that a contract will remain in force) within our annuities business may be significantly impacted by the value of guaranteed minimum benefits contained in many of our variable annuity products being higher than current account values in light of poor market performance as well as other factors. Many of our products also provide our customers with wide flexibility with respect to the amount and timing of premium deposits and the amount and timing of withdrawals from the policy’s value. Results may vary based on differences between actual and expected premium deposits and withdrawals for these products, especially if these product features are relatively new to the marketplace. The pricing of certain of our variable annuity products that contain certain living benefit guarantees is also based on assumptions about utilization rates, or the percentage of contracts that will utilize the benefit during the contract duration, including the timing of the first withdrawal. Results may vary based on differences between actual and expected benefit utilization. We may also be impacted by customers seeking to sell their benefits. In particular, third-party investor strategies in our annuities business could adversely affect the profitability of existing business. Policyholder behavior efficiency is generally a long-term risk that emerges over time. An increase in reserves due to revised assumptions has an immediate impact on our results of operations and financial condition; however, from an economic or cash flow perspective, the impact is generally long-term as the excess outflow is paid over time. Our ability to reprice products is limited, and may not compensate for deviations from our expected insurance assumptions. Although some of our products permit us to increase premiums or adjust other charges and credits during the life of the policy or contract, the adjustments permitted under the terms of the policies or contracts may not be sufficient to maintain profitability or may cause the policies or contracts to lapse. Many of our products do not permit us to increase premiums or adjust other charges and credits or limit those adjustments during the life of the contract. Even if permitted under the policy or contract, we may not be able or willing to raise premiums or adjust other charges sufficiently, or at all. Accordingly, significant deviations in actual experience from our pricing assumptions could have an adverse effect on the profitability of our products. Table of Contents 19

Market Risk The profitability of many of our insurance and annuity products are subject to market risk. Market risk is the risk of loss from changes in interest rates and equity prices. The profitability of many of our insurance and annuity products depends in part on the value of the separate accounts supporting these products, which can fluctuate substantially depending on market conditions. Derivative instruments we use to hedge and manage interest rate and equity market risks associated with our products and businesses, and other risks might not perform as intended or expected resulting in higher than expected realized losses and stresses on liquidity. Market conditions can limit availability of hedging instruments, require us to post additional collateral, and further increase the cost of executing product related hedges and such costs may not be recovered in the pricing of the underlying products being hedged. Market risk may limit opportunities for investment of available funds at appropriate returns, including due to the interest rate environment, or other factors, with possible negative impacts on our overall results. Limited opportunities for attractive investments may lead to holding cash for long periods of time and increased use of derivatives for duration management and other portfolio management purposes. The increased use of derivatives may increase the volatility of our U.S. GAAP results and our statutory capital. Our investments, results of operations and financial condition may also be adversely affected by developments in the global economy, and in the U.S. economy (including as a result of actions by the Federal Reserve with respect to monetary policy, and adverse political developments). Global or U.S. economic activity and financial markets may in turn be negatively affected by adverse developments or conditions in specific geographical regions. For a discussion of the impact of changes in market conditions on our financial condition see Item 7A “Quantitative and Qualitative Disclosures About Market Risk”. Our insurance and annuity products, and our investment returns, are subject to interest rate risk, which is the risk of loss arising from asset/liability duration mismatches within our general account investments. The risk of mismatch in asset/ liability duration is mainly driven by the specific dynamics of product liabilities. Some product liabilities are expected to have only modest risk related to interest rates because cash flows can be matched by available assets in the investable space. The interest rate risk emerges primarily from their tail cash flows (30 years or more), which cannot be matched by assets for sale in the marketplace, exposing the Company to future reinvestment risk. In addition, certain of our products provide for recurring premiums which may be invested at interest rates lower than the rates included in our pricing assumptions. Market-sensitive cash flows exist with other product liabilities including products whose cash flows can be linked to market performance through secondary guarantees, minimum crediting rates, and/or changes in insurance assumptions. Our exposure to interest rates can manifest over years as in the case of earnings compression or in the short term by creating volatility in both earnings and capital. For example, some of our products expose us to the risk that changes in interest rates will reduce the spread between the amounts that we are required to pay under contracts and the rate of return we are able to earn on our general account investments supporting these contracts. When interest rates decline or remain low, as they have in recent years, we must invest in lower-yielding instruments, potentially reducing net investment income and constraining our ability to offer certain products. This risk is increased as more policyholders may retain their policies in a low rate environment. Since many of our policies and contracts have guaranteed minimum crediting rates or limit the resetting of crediting rates, the spreads could decrease or go negative. Alternatively, when interest rates rise, we may not be able to replace the assets in our general account with the higher-yielding assets as quickly as needed to fund the higher crediting rates necessary to keep these products and contracts competitive. It is possible that fewer policyholders may retain their policies and annuity contracts as they pursue higher crediting rates, which could expose the Company to losses and liquidity stress. In an attempt to curb rising inflation, the Federal Reserve and other central banks raised interest rates multiple times in 2022. The impact of the recent rapid rise in interest rates may cause our interest maintenance reserve (“IMR”) to decrease or become negative if fixed income securities are sold at a capital loss. Current statutory accounting guidance requires the non-admittance of negative IMR. If our IMR balance becomes negative, our surplus will be affected negatively. The NAIC is considering whether the allowance of a negative IMR balance in statutory accounting should be permitted. At this time, the outcome of this initiative is uncertain. It is also unclear whether and how interest rates will change in future periods. Table of Contents 20

Our mitigation efforts with respect to interest rate risk are primarily focused on maintaining an investment portfolio with diversified maturities that has a key rate duration profile that is approximately equal to the key rate duration profile of our liability and surplus benchmarks; however, these benchmarks are based on estimates of the liability cash flow profiles which are complex and could turn out to be inaccurate, especially when markets are volatile. In addition, there are practical and capital market limitations on our ability to accomplish this matching. Due to these and other factors we may need to liquidate investments prior to maturity at a loss in order to satisfy liabilities or be forced to reinvest funds in a lower rate environment. Guarantees within certain of our products, in particular our variable annuities, are market sensitive and may decrease our earnings or increase the volatility of our results of operations or financial position under U.S. GAAP. Certain of our products, particularly our variable annuity products, include guarantees of minimum surrender values or income streams for stated periods or for life, which may be in excess of account values. Certain of our products, particularly certain index-linked annuity products, include interest crediting guarantees based on the performance of an index. Downturns in equity markets, increased equity volatility, increased credit spreads, or (as discussed above) reduced interest rates could result in an increase in the valuation of liabilities associated with such guarantees, resulting in increases in reserves and reductions in net income. We use a variety of hedging and risk management strategies, including product features, to mitigate these risks in part and we may periodically change our strategies over time. These strategies may, however, not be fully effective. In addition, we may be unable or may choose not to fully hedge these risks. Hedging instruments may not effectively offset the costs of guarantees or may otherwise be insufficient in relation to our obligations. Hedging instruments also may not change in value correspondingly with associated liabilities due to equity market or interest rate conditions, non-performance risk or other reasons. We may choose to hedge these risks on a basis that does not correspond to their anticipated or actual impact upon our results of operations or financial position under U.S. GAAP. Changes from period to period in the valuation of these policy benefits, and in the amount of our obligations effectively hedged, will result in volatility in our results of operations and financial position under U.S. GAAP and our statutory capital levels. Estimates and assumptions we make in connection with hedging activities may fail to reflect or correspond to our actual long-term exposure from our guarantees. Further, the risk of increases in the costs of our guarantees not covered by our hedging and other capital and risk management strategies may become more significant due to changes in policyholder behavior driven by market conditions or other factors. The above factors, individually or collectively, may have a material adverse effect on our results of operations, financial condition or liquidity. Our valuation of the liabilities for the minimum benefits contained in many of our variable annuity products requires us to consider the market perception of our risk of non-performance, and a decrease in our own credit spreads resulting from ratings upgrades or other events or market conditions could cause the recorded value of these liabilities to increase, which in turn could adversely affect our results of operations and financial position. Liquidity Risk As a financial services company, we are exposed to liquidity risk, which is the risk that the Company is unable to meet near- term obligations as they come due. Liquidity risk is a manifestation of events that are driven by other risk types (market, insurance, investment, operational). A liquidity shortfall may arise in the event of insufficient funding sources or an immediate and significant need for cash or collateral. In addition, it is possible that expected liquidity sources may be unavailable or inadequate to satisfy the liquidity demands described below. The Company has four primary sources of liquidity exposure and associated drivers that trigger material liquidity demand. Those sources are: • Derivative collateral market exposure: Abrupt changes to interest rate, equity, and/or currency markets may increase collateral requirements to counterparties and create liquidity risk for the Company. • Asset liability mismatch: There are liquidity risks associated with liabilities coming due prior to the matching asset cash flows. Structural maturities mismatch can occur in activities such as securities lending, where the liabilities are effectively overnight open transactions used to fund longer term assets. • Wholesale funding: We depend upon the financial markets for funding. These sources might not be available during times of stress, or may only be available on unfavorable terms, which can result in a decrease in our profitability and a significant reduction in our financial flexibility. • Insurance cash flows: We face potential liquidity risks from unexpected cash demands due to severe mortality calamity, customer withdrawals or lapse events. If such events were to occur, the Company may face unexpectedly high levels of claim payments to policyholders. Table of Contents 21

For a discussion of the Company's liquidity and sources and uses of liquidity see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources—Liquidity”. Operational Risk Our operations are exposed to the risk of loss resulting from inadequate or failed processes or systems, human error or misconduct, and as a result of external events. An operational risk failure may result in one or more actual or potential impacts to the Company. Operational risk may be elevated because, following the sale of the Company to FGH, the Company relies on third-party vendors to a greater extent than it did previously. While the Company has policies and procedures in place to monitor vendors' operational risks and assess their risk mitigation efforts, there is no guarantee that our vendors will always be able to avoid operational risk failure. Operational Risk Types • Processes - Processing failure; failure to safeguard or retain documents/records; errors in valuation/pricing models and processes; project management or execution failures; improper sales practices; improper administration of our products. • Systems - Failures during the development and implementation of new systems; systems failures. • People - Internal fraud, breaches of employment law, unauthorized activities; loss or lack of key personnel, inadequate training; inadequate supervision. • External Events - External crime; cyber-attack; outsourcing risk; vendor risk; natural and other disasters; changes in laws/regulations. • Legal - Legal and regulatory compliance failures. Potential Impacts • Financial losses - The Company experiences a financial loss. This loss may originate from various causes including, but not limited to, transaction processing errors and fraud. • Client Service impacts - The Company may not be able to service customers. This may result if the Company is unable to continue operations during a business continuation event or if systems are compromised due to malware or virus. • Regulatory fines or sanctions - When the Company fails to comply with applicable laws or regulations, regulatory fines or sanctions may be imposed. In addition, possible restrictions on business activities may result. • Legal actions - Failure to comply with laws and regulations also exposes the Company to litigation risk. This may also result in financial losses. • Reputational harm - Failure to meet regulator, customer, investor and other stakeholder expectations may cause reputational harm. Liabilities we may incur as a result of operational failures are described further under “Contingent Liabilities” in Note 13 to the Financial Statements. In addition, certain pending regulatory and litigation matters affecting us, and certain risks to our businesses presented by such matters, are discussed in Note 13 to the Financial Statements. We may become subject to additional regulatory and legal actions in the future. Key Enterprise Operational Risks - Key enterprise operational risks include, among others, the following: We are subject to business continuation risk, which is the risk that our operations, systems or data may be disrupted. We may experience a business continuation event as a result of, among other things, the following: • Severe pandemic. • Geo-political risks, including armed conflict and civil unrest. • Terrorist events. • Significant natural or accidental disasters. • Cyber-attacks. We depend heavily on our telecommunication, information technology and other operational systems and on the integrity and timeliness of data we use to run our businesses and service our customers. These systems may fail to operate properly or become disabled as a result of events or circumstances wholly or partly beyond our control. Further, we face the risk of operational and technology failures by others, including clearing agents, exchanges and other Table of Contents 22 financial intermediaries and of vendors and parties to which we outsource the provision of services or business operations. While we maintain business continuity policies and procedures, there is no guarantee that they will be effective in mitigating or eliminating the risks described above. We may not adequately maintain information security. There continues to be significant and organized cyber-attack activity against business entities, including but not limited to the financial services sector. No organization is fully immune to cyber- attacks. Risks related to cyber-attack arise in the following areas: • Protecting both “structured” and “unstructured” sensitive information is a constant need. However, some risks cannot be fully mitigated using technology or otherwise. • Unsuspecting employees represent a primary avenue for external parties to gain access to our network and systems. Many attacks, even from sophisticated actors, include rudimentary techniques such as coaxing an internal user to click on a malicious attachment or link to introduce malware or steal their username and password (i.e., phishing). • The risk associated with wrongdoers encrypting data (i.e., ransomware) or disrupting communications (i.e., denial of service) for the purposes of extortion persists. • Financial services companies are increasingly being targeted by hackers and fraudulent actors seeking to monetize personally identifiable information or extort money. • Nation-state sponsored organizations are engaged in cyber-attacks but not only for monetization purposes. Nation states appear to be motivated by the desire to gain information about foreign citizens and governments or to influence or cause disruptions in commerce or political affairs. • We have also seen continued non-technical attempts to commit fraud or solicit information via call centers and interactive voice response systems. • We rely on third parties to provide services as described further below. While we have certain standards for all vendors that provide us services, our vendors, and in turn, their own service providers, may become subject to a security breach, including as a result of their failure to perform in accordance with contractual arrangements. We may not adequately ensure the privacy of personal information. In the course of our ordinary business we collect, store and share with various third-parties (e.g., service providers, reinsurers, etc.) substantial amounts of private and confidential information, including in some instances sensitive information, including health-related information. We are subject to the risk that the privacy of this information may be compromised, including as a result of an information security breach described above. We have experienced cyber-security breaches as a result of which confidential and sensitive health-related information of our customers has been compromised. Any compromise or perceived compromise of our security by us or by one of our vendors could damage our reputation, cause the termination of relationships with distributors, government-run health insurance exchanges, marketing partners and insurance carriers, reduce demand for our services and subject us to significant liability and expense as well as regulatory action and lawsuits, which would harm our business, operating results and financial condition. Third parties (outsourcing providers, vendors and suppliers) present added operational risk to our enterprise. The Company's business model relies heavily on the use of third parties to deliver contracted services in a broad range of areas. This presents the risk that the Company could not meet legal, regulatory, financial or customer obligations in the event that our third- party vendors fail to deliver contracted services, or that the Company may be exposed to reputational damage due to actions or inactions of our third-party vendors. We monitor the performance of our third-party vendors, but there is no guarantee that our monitoring activities will always prevent or detect failures by our vendors. As a financial services company, we are exposed to model risk, which is the risk of financial loss or reputational damage or adverse regulatory impacts caused by model errors or limitations, incorrect implementation of models, or misuse of or overreliance upon models. Models are utilized by our businesses and corporate areas primarily to project future cash flows associated with pricing products, calculating reserves and valuing assets, as well as in evaluating risk and determining capital requirements, among other uses. These models may not operate properly and may rely on assumptions and projections that are inherently uncertain. As our businesses continue to grow and evolve, the number and complexity of models we utilize expands, increasing our exposure to error in the design, implementation or use of models, including the associated input data and assumptions. Furthermore, our models might change as the result of the new or changing laws or regulations. Table of Contents 23

Strategic Risk We are subject to the risk of events that can cause our fundamental business model to change, either through a shift in the businesses in which we are engaged or a change in our execution. In addition, tactical risks may become strategic risks. For example, we have considered and must continue to consider the impact of the evolving interest rate environment on our business. Changes in the regulatory landscape may be unsettling to our business model. New laws and regulations are being considered in the U.S. at an increasing pace, as there has been greater scrutiny on financial regulation over the past several years. Proposed or unforeseen changes in law or regulation may adversely impact our business. See “Business - Regulation” for a discussion of certain recently enacted and pending proposals by international, federal and state regulatory authorities and their potential impact on our business, including in the following areas: • Financial sector regulatory reform. • U.S. federal, state and local tax laws. • Fiduciary rules and other standards of care. • Our regulation under U.S. state insurance laws and developments regarding group-wide supervision and capital standards, accounting rules, RBC factors for invested assets and reserves for variable annuities and other products. • Privacy and cybersecurity regulation. Changes in accounting rules applicable to our business may also have an adverse impact on our results of operations or financial condition. Changes in technology and other external factors may be unsettling to our business model. We believe the following aspects of technological and other changes would significantly impact our business model. There may be other unforeseen changes in technology and the external environment which may have a significant impact on our business model. • Interaction with Customers. Technology is moving rapidly and as it does, it puts pressure on existing business models. Some of the changes we can anticipate are increased choices about how customers want to interact with the Company or how they want the Company to interact with them. • Investment Portfolio. Technology may have a significant impact on the companies in which the Company invests. For example, environmental concerns spur scientific inquiry which may reposition the relative attractiveness of wind or sun power over oil and gas. The transportation industry may favor alternative modes of conveyance of goods which may shift trucking or air transport out of favor. Consumers may change their purchasing behavior to favor online activity which would change the role of malls and retail properties. • Medical Advances. The Company is exposed to the impact of medical advances in two major ways. Genetic testing and the availability of that information unequally to consumers and insurers can bring anti-selection risks. Specifically, data from genetic testing can give our prospective customers a clearer view into their future, allowing them to select products protecting them against likelihoods of mortality or longevity with more precision. Also, technologies that extend lives will challenge our actuarial assumptions especially in the annuity-based businesses. Table of Contents 24

The following items are examples of other factors which could have a meaningful impact on our business. • The elimination of London Inter-Bank Offered Rate (“LIBOR”) may adversely affect certain derivatives and floating rate securities we hold, and any other assets or liabilities whose value is tied to LIBOR. LIBOR is an interest rate benchmark and is available in five currencies and a range of tenors. On July 27, 2017, the U.K. Financial Conduct Authority announced that it will no longer compel LIBOR panel banks to submit LIBOR quotes after 2021. It remains unclear if, how and in what form, LIBOR may continue to exist, as remaining tenors will continue to be published through at least June 30, 2023. The U.S. Federal Reserve has begun publishing a Secured Overnight Funding Rate (“SOFR”) which is intended to replace U.S. dollar LIBOR. SOFR-based investment products have been issued in the U.S. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are developing in response to these new rates. The effect of any changes or reforms to LIBOR or discontinuation of LIBOR on new or existing financial instruments to which the Company has exposure or the activities in the Company’s businesses will vary depending on a variety of factors. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on certain derivatives and floating rate securities the Company holds, and any other assets, liabilities, models, assumptions, and the cost of capital, as well as contractual rights and obligations, whose value is tied to LIBOR. • The changing competitive landscape may adversely affect the Company. In our business we face intense competition from insurance companies and diversified financial institutions, both for the ultimate customers for our products and, in many businesses, for distribution through non-affiliated distribution channels. Technological advances, changing customer expectations, including related to digital offerings, access to customer data or other changes in the marketplace may present opportunities for new or smaller companies without established products or distribution channels to meet consumers’ increased expectations more efficiently than us. Fintech and insurtech companies and companies in other industries with greater access to customers and data have the potential to disrupt industries globally, and many participants have been partially funded by industry players. • Climate change may increase the severity and frequency of calamities, or adversely affect our investment portfolio or investor sentiment. Climate change may increase the frequency and severity of weather-related disasters and pandemics. In addition, climate change regulation may affect the prospects of companies and other entities whose securities we hold, or our willingness to continue to hold their securities. It may also impact other counterparties, including reinsurers, and affect the value of investments, including as a result of systemic risk to financial systems. We cannot predict the long-term impacts on us from climate change or related regulation. Climate change may also influence investor sentiment with respect to the Company and investments in our portfolio. In 2022, the SEC proposed new disclosure rules that, if adopted, would generally require a wide range of registered companies, including us, to prepare extensive disclosures and financial information on climate-related risk. Compliance with new regulations and regulatory developments may significantly increase our compliance costs. • We are exposed to risks relating to the evolving landscape of environmental, social and governance ("ESG") standards. Customers, regulators, and other market participants may evaluate our business or other practices according to a variety of ESG standards, expectations or metrics, all of which may evolve, may be subjective or underdeveloped in nature, and may reflect contrasting or conflicting values. Standard-setting organizations and regulators, including, but not limited to, the NAIC, SEC, and state insurance regulators, have proposed or adopted, or may propose or adopt, ESG rules or standards that would apply to our business. For example, the NAIC has generally modified the Insurer Climate Risk Disclosure survey to align with aspects of the Financial Stability Board's Task Force on Climate-Related Financial Disclosures ("TCFD") framework, a recognized framework of recommendations that were developed to enhance climate-related disclosures. In addition, the SEC has proposed new disclosure rules that, if adopted, would generally require a wide range of registered companies, including us, to prepare extensive disclosures and financial information on climate-related risk. Final SEC rules have not yet been adopted. Due to the sometimes conflicting, uncertain and subjective ESG regulatory and market environment, we may be seen as acting inconsistently with ESG standards or values from the perspective of certain customers, regulators or other constituents. As a result, we may face adverse regulatory, investor, customer, media, or public scrutiny leading to business, reputational, or legal challenges. 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• Market conditions and other factors may adversely increase expenses. Examples include: • A change in market conditions, such as high inflation and high interest rates, could cause a change in consumer sentiment and behavior adversely affecting persistency of our savings and protection products. Conversely, low inflation and low interest rates could cause persistency of these products to vary from that anticipated and adversely affect profitability. Similarly, changing economic conditions and unfavorable public perception of financial institutions can influence customer behavior, including increasing claims or surrenders in certain products. • Lapses and surrenders of certain insurance products may increase if a market downturn, increased market volatility or other market conditions result in customers becoming dissatisfied with their investments or products. • Our reputation may be adversely impacted if any of the risks described in this section are realized. Reputational risk could manifest from any of the risks as identified in the Company’s risk identification process. Failure to effectively manage risks across a broad range of risk issues exposes the Company to reputational harm. If the Company were to suffer a significant loss in reputation, both policyholders and counterparties could seek to exit existing relationships. Additionally, large changes in credit worthiness, especially credit ratings, could impact access to funding markets while creating additional collateral requirements for existing relationships. The mismanagement of any such risks may potentially damage our reputational asset. Our business is anchored in the strength of our brand, our alignment to our values, and our proven commitment to keep our promises to our customers. Any negative public perception, founded or otherwise, can be widely and rapidly shared over social media or other means, and could cause damage to our reputation. • COVID-19 and other pandemics. The economic conditions and uncertainties during the COVID-19 pandemic have at times negatively impacted our net income, surplus, capital and liquidity positions. In addition, the COVID-19 pandemic led to operational disruptions due to reliance on remote working arrangements. To date, our Company has managed the risks related to the COVID-19 pandemic without material harm to the Company's financial condition or operations. The extent to which a pandemic (including the COVID-19 pandemic or a future public health crisis) will impact our business and operations in the future cannot be predicted. Any risk management or contingency plans or preventative measures we take may not adequately predict or address the impact of a pandemic on our business. As such, a pandemic could have a material adverse effect on our financial condition and operations and may also have the effect of exacerbating other risks described in this annual report. Item 1B. Unresolved Staff Comments None. Item 2. Properties The Company occupies office space through lease agreements primarily in Jersey City, New Jersey and Brentwood, Tennessee. Item 3. Legal Proceedings See Note 13 to the Financial Statements under “Litigation and Regulatory Matters” for a description of certain pending litigation and regulatory matters affecting us, and certain risks to our businesses presented by such matters. Item 4. Mine Safety Disclosures Not Applicable. Table of Contents 26

PART II Item 5. Market for the Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities The Company is a wholly-owned subsidiary of Fortitude Group Holdings, LLC (“FGH”). There is no public market for the Company’s common stock. Item 6. [Reserved] Part II. Item 6 is no longer required pursuant to certain amendments to Regulation S-K that eliminated Item 301. Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations You should read the following analysis of our financial condition and results of operations in conjunction with the “Forward- Looking Statements” included below the Table of Contents, “Risk Factors”, and the Financial Statements included in this Annual Report on Form 10-K. Overview The Company was established in 1969 and has been a provider of annuity contracts for the individual market in the United States. The Company’s products have been sold primarily to individuals to provide for long-term savings and retirement needs and to address the economic impact of premature death, estate planning concerns and supplemental retirement income. The Company has sold a wide array of annuities, including deferred and immediate variable and index-linked annuities. Some of our annuity products include (1) fixed interest rate allocation options, subject to a market value adjustment, that are registered with the United States Securities and Exchange Commission (the “SEC”), or (2) fixed-rate allocation options subject to a limited market value adjustment or no market value adjustment and not registered with the SEC. The Company has ceased offering new products and has ceased offering new contracts for existing products, although it may decide to begin offering new products or contracts in the future. For more information on products, see “Item 1 Business - Products”. Prior to April 1, 2022, the Company was a wholly-owned subsidiary of Prudential Annuities, Inc ("PAI"), an indirect wholly- owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"). On April 1, 2022, PAI completed the sale of its equity interest in the Company to FGH. As a result, the Company is no longer an affiliate of Prudential Financial or any of its affiliates. Following the acquisition of FLIAC, purchase accounting was applied to FGH's financial statements and we have elected to"push down" the basis to FLIAC in accordance with Accounting Standards Codification ("ASC") 805, Business Combinations. The application of pushdown accounting created a new basis of accounting for all assets and liabilities based on fair value at the date of acquisition. As a result, FLIAC's financial position, results of operations, and cash flows subsequent to the acquisition are not comparable with those prior to April 1, 2022, and therefore have been segregated to indicate pre- acquisition and post-acquisition periods. The pre-acquisition period through March 31, 2022 is referred to as the Predecessor Company. The post-acquisition period, April 1, 2022 and forward, includes the impact of pushdown accounting and is referred to as the Successor Company. Novation of Ceded Business In the second quarter of 2022, in accordance with applicable state law, a program was instituted to novate a significant portion of the Ceded Business policies from FLIAC to Pruco Life Insurance Company (“Pruco Life”). The program does not have an impact on stockholders' equity or net income but has resulted in the reduction of certain activity/balances associated with these policies. During the nine months ended December 31, 2022, approximately $6.7 billion of account value, which generally approximates fair values of insurance liabilities, was transferred out of the Company as a result of the novation program, which represents approximately 66 percent of account value since the acquisition of the Company on April 1, 2022. Predecessor Company Reinsurance Transactions Effective April 1, 2016, the Company reinsured the variable annuity base contracts, along with the living benefit guarantees, from Pruco Life, excluding the Pruco Life Insurance Company of New Jersey (“PLNJ”) business under a coinsurance and modified coinsurance agreement. This reinsurance agreement covered new and in-force business and excluded business reinsured externally. Effective July 1, 2021, Pruco Life recaptured the risks related to its business, as discussed above, that had previously been reinsured to the Company from April 1, 2016 through June 30, 2021. The product risks related to the previously reinsured Table of Contents 27 business that were being managed in the Company, were transferred to Pruco Life. In addition, management of the living benefit hedging program related to the previously reinsured living benefit riders, which was being managed in the Company, was transferred to Pruco Life. This transaction is referred to as the “2021 Variable Annuities Recapture”. See Note 19 to the Financial Statements included in Item 8, for more details. Effective December 1, 2021, the Company entered into a reinsurance agreement with Pruco Life under which the Company reinsured certain of its variable and fixed indexed annuities and fixed annuities with a guaranteed lifetime withdrawal income feature to Pruco Life. Banking Receiverships Recently, in March 2023, multiple banks (such as Silicon Valley Bank and Signature Bank) were placed into receivership or acquired by another bank pursuant to the Federal Deposit Insurance Corporation’s regulatory authority. As of the date of the filing of this Annual Report on Form 10-K, we did not have cash deposits or direct equity or fixed income general account investments in these banks. See “Risk Factors” for further discussion. COVID-19 Since the first quarter of 2020, the COVID-19 pandemic has at times caused extreme stress and disruption in the global economy and financial markets and elevated mortality and morbidity for the global population. The COVID-19 pandemic impacted our results of operations in prior periods and may impact our results of operations in future periods. The Company has taken several measures to manage the impacts of this crisis. • Results of Operations. See “Results of Operations” for a discussion of results. • Risk Factors. See “Risk Factors” for a discussion of the risks to our businesses posed by the COVID-19 pandemic. Revenues and Expenses The Company earns revenues principally from contract fees, mortality and expense fees, and asset administration fees from annuity and investment products, all of which primarily result from the sale and servicing of annuity products. The Company also earns net investment income from the investment of general account and other funds. The Company’s operating expenses principally consist of annuity benefit guarantees provided, reserves established for anticipated future annuity benefit guarantees, and costs of managing risk related to these products. The Company's operating expenses also include interest credited to policyholders' account balances, general business expenses, reinsurance premiums, and commissions and other costs of selling and servicing the various products it sold. Impact of a Changing Interest Rate Environment As a financial services company, market interest rates are a key driver of the Company's results of operations and financial condition. Changes in interest rates can affect our results of operations and/or our financial condition in several ways, including favorable or adverse impacts to: • investment-related activity, including: investment income returns, net interest margins, net investment spread results, new money rates, mortgage loan prepayments and bond redemptions; • the recoverability of deferred tax assets related to losses on our fixed maturity securities portfolio; • hedging costs and other risk mitigation activities; • insurance reserve levels and market experience true-ups; • customer account values, including their impact on fee income; • product offerings, design features, crediting rates and sales mix; and • policyholder behavior, including surrender or withdrawal activity. For more information on interest rate risks, see “Risk Factors - Market Risk”. Accounting Policies & Pronouncements Application of Critical Accounting Estimates The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America (“U.S. GAAP”) requires the application of accounting policies that often involve a significant degree of judgment. Management, on an ongoing basis, reviews estimates and assumptions used in the preparation of financial statements. If management determines that modifications in assumptions and estimates are appropriate given current facts and circumstances, Table of Contents 28 the Company’s results of operations and financial position as reported in the Financial Statements could change significantly. The following sections discuss the accounting policies applied in preparing the Successor Company and Predecessor Company financial statements that management believes are/were most dependent on the application of estimates and assumptions and require management’s most difficult, subjective or complex judgments. Following the acquisition of FLIAC by FGH on April 1, 2022, certain accounting policies utilized by the Predecessor Company have either been updated or are no longer applicable. In particular, Deferred Policy Acquisition Costs (“DAC”), Deferred Sales Inducements (“DSI”), and Value of Business Acquired (“VOBA”) were fully written off subsequent to acquisition due to our application of push-down accounting. We have included discussion regarding these Insurance Assets under "Predecessor Company" below but do not consider them critical accounting estimates subsequent to acquisition. SUCCESSOR COMPANY INSURANCE LIABILITIES The fair values of insurance liabilities are calculated as the present value of future expected benefit payments to customers, anticipated future trail commissions paid to agents and certain administrative expenses less the present value of future expected rider fees, mortality and expense charges, contract charges and the anticipated future reimbursement of certain asset management fees. This methodology could result in either a liability or asset balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management's judgment. The significant inputs to the valuation models include capital market assumptions, such as interest rate levels and volatility assumptions, as well as actuarially-determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Further information regarding these assumptions are below: The following table summarizes the impact that could result on our insurance liabilities, which are recorded at fair value, from changes in certain key assumptions. The information below is for illustrative purposes and includes only the immediate hypothetical direct impact on December 31, 2022 balances of changes in a single assumption and not changes in any combination of assumptions. Additionally, the illustration of the insurance assumption impacts below reflects a parallel shift in the insurance assumptions; however, these may be non-parallel in practice. Changes in current assumptions could result in impacts to financial statement balances that are in excess of the amounts illustrated. The impacts presented within this table exclude the related impacts of our asset/liability management strategy, which seeks to offset the changes in the balances presented within this table and is primarily composed of investments and derivatives. Table of Contents 29

December 31, 2022 Insurance Liabilities (in millions) Hypothetical change in insurance liabilities due to changes in actuarially-determined assumptions Mortality Increase by 1% $ (21) Decrease by 1% $ 21 Lapse Increase by 10% $ (37) Decrease by 10% $ 38 Hypothetical change in insurance liabilities due to changes in capital market conditions NPR credit spread Increase by 50 basis points $ (269) Decrease by 50 basis points $ 299 Equity Market Shock Increase by 10% $ (336) Decrease by 10% $ 367 Interest Rate Shock Increase by 100 basis points $ (754) Decrease by 100 basis points $ 948 Equity Volatility Increase by 1% $ 9 Decrease by 1% $ (9) Table of Contents 30

The assumptions used in establishing our insurance liabilities are generally based on the Company’s experience, industry experience, and/or other factors, as applicable. We evaluate our actuarial assumptions quarterly and update as appropriate. Generally, we do not expect trends to change significantly in the short-term and, to the extent these trends may change, we expect such changes to be gradual over the long-term. See Note 7 Insurance Liabilities within “Item 8 Financial Statements and Supplementary Data” for further discussion regarding the significant assumptions noted above as well as certain other significant assumptions not included in the above analysis. VALUATION OF INVESTMENTS Our investment portfolio consists of public and private fixed maturity securities, mortgage and other loans, equity securities, other invested assets, and derivative financial instruments. Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or the values of securities. Derivative financial instruments we generally use include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter (“OTC”) market. We present at fair value in the statements of financial position our fixed maturity and equity securities, certain investments within “Other invested assets,” such as derivatives and the majority of our private equity partnership investments. For additional information regarding the key estimates and assumptions surrounding the determination of fair value of fixed maturity and equity securities, as well as derivative instruments, and other investments, see Note 6 to the Financial Statements. The degree of judgment utilized in measuring the fair value of financial instruments generally correlates to the level of pricing observability. Financial instruments with readily available active quoted prices or for which fair value can be measured from actively quoted prices in active markets generally have more pricing observability and less judgment utilized in measuring fair value. The market sources from which we obtain or derive the fair values of our assets and liabilities carried at market value include quoted market prices for actual trades, price quotes from third party pricing vendors, price quotes we obtain from outside brokers, discounted cash flow, and observable prices for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer. Our fair value measurements could differ significantly based on the valuation technique and available inputs. Inputs to valuation techniques refer broadly to the assumptions that market participants use in pricing assets or liabilities, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value and/or the risk inherent in the inputs to the valuation technique. We use observable and unobservable inputs in measuring the fair value of our financial instruments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from independent sources. Unobservable inputs are developed based on the best information available in the circumstances, and reflect our evaluation of the assumptions market participants would use in pricing the asset or liability. Certain of our investments do not have readily determinable market prices and/or observable inputs or may at times be affected by the lack of market liquidity. For these securities, we use internally prepared valuations, including valuations based on estimates of future profitability, to estimate the fair value. Additionally, we may obtain prices from independent third-party brokers to aid in establishing valuations for certain of these securities. Key assumptions used by us to determine fair value for these securities include risk-free interest rates, risk premiums, performance of underlying collateral (if any), and other factors involving significant assumptions which may or may not reflect those of an active market. INCOME TAX Our effective tax rate is based on income, non-taxable and non-deductible items, tax credits, statutory tax rates and tax planning opportunities available in the various jurisdictions in which we operate. Inherent in determining our annual tax rate are judgments regarding business plans, planning opportunities, and expectations about future outcomes. The primary driver for the difference between the Successor Company's effective tax rate and the federal statutory rate is the valuation allowance established during 2022 and the impact of non-taxable investment income associated with the Dividends Received Deduction (“DRD”) under U.S. tax law. Valuation Allowance on Deferred Tax Assets During 2022, the Company established a valuation allowance of $37 million with respect to realized and unrealized capital losses on our fixed maturity securities portfolio. A portion of the deferred tax asset relates to unrealized capital losses for which Table of Contents 31 the carryforward period has not yet begun, and as such, when assessing its recoverability, we consider our ability and intent to hold the underlying securities to recovery, otherwise a valuation allowance is established. The evaluation of the recoverability of our deferred tax asset and the need for a valuation allowance requires us to weigh all positive and negative evidence to reach a conclusion that it is more likely than not that all or some portion of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it is to support a conclusion that a valuation allowance is not needed. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carryback years; (5) projected taxable earnings exclusive of reversing temporary differences and carryforwards; (6) the length of time that carryovers can be utilized; (7) any unique tax rules that would impact the utilization of the deferred tax assets; and (8) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. Dividends Received Deduction The DRD is an estimate that incorporates the prior and current year information, as well as the current year’s equity market performance. Both the current estimate of the DRD and the DRD in future periods can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from underlying fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD. Table of Contents 32

PREDECESSOR COMPANY INSURANCE ASSETS Deferred Policy Acquisition Costs and Deferred Sales Inducements We capitalize costs that are directly related to the acquisition of annuity contracts. These costs primarily include commissions, as well as costs of policy issuance and underwriting and certain other expenses that are directly related to successfully negotiated contracts. We have also deferred costs associated with sales inducements offered in the past related to our variable and fixed annuity contracts. Sales inducements are amounts that are credited to the policyholders' account balances mainly as an inducement to purchase the contract. For additional information about sales inducements, see Note 21 to the Financial Statements. We generally amortize DAC and DSI over the expected lives of the contracts, based on our estimates of the level and timing of gross profits. As described in more detail below, in calculating DAC and DSI amortization we are required to make assumptions about investment returns, mortality, persistency, and other items that impact our estimates of the level and timing of gross profits. We also periodically evaluate the recoverability of our DAC and DSI. For certain contracts, this evaluation is performed as part of our premium deficiency testing, as discussed further below in “Insurance Liabilities—Future Policy Benefits”. As of December 31, 2021, DAC and DSI were $567 million and $295 million, respectively. Amortization methodologies We generally amortize DAC and other costs over the expected life of the policies in proportion to total gross profits. Total gross profits include both actual gross profits and estimates of gross profits for future periods. Gross profits are defined as (i) amounts assessed for mortality, contract administration, surrender charges, and other assessments plus amounts earned from investment of policyholder balances, less (ii) benefits in excess of policyholder balances, costs incurred for contract administration, the net cost of reinsurance for certain products, interest credited to policyholder balances and other credits. If significant negative gross profits are expected in any periods, the amount of insurance in force is generally substituted as the base for computing amortization. U.S. GAAP gross profits and amortization rates also include the impacts of the embedded derivatives associated with certain of the optional living benefit features of our variable annuity contracts and indexed annuity contracts and related hedging activities. In calculating amortization expense, we estimate the amounts of gross profits that will be included in our U.S. GAAP results, and utilize these estimates to calculate distinct amortization rates and expense amounts. In addition, in calculating gross profits, we include the profits and losses related to contracts previously issued by the Company that are reported in legal entities other than the Company as a result of, for example, reinsurance agreements with those entities. The Company has extensive transactions and relationships with other entities, including reinsurance agreements, as discussed in Note 8 and Note 20 to the Financial Statements. Incorporating all product-related profits and losses in gross profits produces an amortization pattern representative of the total economics of the products. For a further discussion of the amortization of DAC and other costs, see “Results of Operations - Predecessor Company”. We also regularly evaluate and adjust the related DAC and DSI balances with a corresponding charge or credit to current period earnings for the impact of actual gross profits and changes in our projections of estimated future gross profits on our DAC and DSI amortization rates. Adjustments to the DAC and DSI balances include the impact to our estimate of total gross profits of the annual review of assumptions, our quarterly adjustments for current period experience, and our quarterly adjustments for market performance. Each of these adjustments is further discussed below in “Annual assumptions review and quarterly adjustments”. Value of Business Acquired In addition to DAC and DSI, we also recognize an asset for value of business acquired, or VOBA, which is an intangible asset that represents an adjustment to the stated value of acquired in-force insurance contract liabilities to present them at fair value, determined as of the acquisition date. VOBA is amortized over the expected life of the acquired contracts using the same methodology and assumptions used to amortize DAC and DSI (see “—Deferred Policy Acquisition Costs and Deferred Sales Inducements” above for additional information). VOBA is also subject to recoverability testing. As of December 31, 2021, VOBA was $28 million. Table of Contents 33

Annual assumptions review and quarterly adjustments We perform an annual comprehensive review of the assumptions used in estimating gross profits for future periods. Over the last several years, the Company’s most significant assumption updates that have resulted in a change to expected future gross profits and the amortization of DAC, DSI and VOBA have been related to lapse and other contractholder behavior assumptions, mortality, and revisions to expected future rates of returns on investments. These assumptions may also cause potential significant variability in amortization expense in the future. The impact on our results of operations of changes in these assumptions can be offsetting and we are unable to predict their movement or offsetting impact over time. The quarterly adjustments for current period experience referred to above reflect the impact of differences between actual gross profits for a given period and the previously estimated expected gross profits for that period. To the extent each period’s actual experience differs from the previous estimate for that period, the assumed level of total gross profits may change. In these cases, we recognize a cumulative adjustment to all previous periods’ amortization, also referred to as an experience true-up adjustment. The quarterly adjustments for market performance referred to above reflect the impact of changes to our estimate of total gross profits to reflect actual fund performance and market conditions. A significant portion of gross profits for our variable annuity contracts is dependent upon the total rate of return on assets held in separate account investment options. This rate of return influences the fees we earn on variable annuity contracts, costs we incur associated with the guaranteed minimum death and guaranteed minimum income benefit features related to our variable annuity contracts, as well as other sources of profit. Returns that are higher than our expectations for a given period produce higher than expected account balances, which increase the future fees we expect to earn on variable annuity contracts and decrease the future costs we expect to incur associated with the guaranteed minimum death and guaranteed minimum income benefit features related to our variable annuity contracts. The opposite occurs when returns are lower than our expectations. The changes in future expected gross profits are used to recognize a cumulative adjustment to all prior periods’ amortization. The weighted average rate of return assumptions used in developing estimated market returns consider many factors specific to each product type, including asset durations, asset allocations and other factors. With regard to equity market assumptions, the near-term future rate of return assumption used in evaluating DAC, DSI and VOBA and liabilities for future policy benefits for certain of our products, primarily our domestic variable annuity products, is generally updated each quarter and is derived using a reversion to the mean approach, a common industry practice. Under this approach, we consider historical equity returns and adjust projected equity returns over an initial future period of five years (the “near-term”) so that equity returns converge to the long-term expected rate of return. If the near-term projected future rate of return is greater than our near-term maximum future rate of return of 15.0%, we use our maximum future rate of return. If the near-term projected future rate of return is lower than our near-term minimum future rate of return of 0%, we use our minimum future rate of return. With regard to interest rate assumptions used in evaluating DAC, DSI and liabilities for future policy benefits for certain of our products, we generally update the long-term and near-term future rates used to project fixed income returns annually and quarterly, respectively. As a result of our 2021 annual reviews and update of assumptions and other refinements, we kept our long-term expectation of the 10-year U.S. Treasury rate unchanged and continue to grade to a rate of 3.25% over ten years. As part of our quarterly market experience updates, we update our near-term projections of interest rates to reflect changes in current rates. Table of Contents 34

INSURANCE LIABILITIES Future Policy Benefits Future Policy Benefit Reserves We establish reserves for future policy benefits to, or on behalf of, policyholders, using methodologies prescribed by U.S. GAAP. The reserving methodologies used include the following: • For life contingent payout annuities, we utilize a net premium valuation methodology in measuring the liability for future policy benefits. Under this methodology, a liability for future policy benefits is accrued when premium revenue is recognized. The liability, which represents the present value of future benefits to be paid to or on behalf of policyholders and related expenses less the present value of future net premiums (portion of the gross premium required to provide for all benefits and expenses), is estimated using methods that include assumptions applicable at the time the insurance contracts are made with provisions for the risk of adverse deviation, as appropriate. Original assumptions continue to be used in subsequent accounting periods to determine changes in the liability for future policy benefits (often referred to as the “lock-in concept”), unless a premium deficiency exists. The result of the net premium valuation methodology is that the liability at any point in time represents an accumulation of the portion of premiums received to date expected to be needed to fund future benefits (i.e., net premiums received to date), less any benefits and expenses already paid. The liability does not necessarily reflect the full policyholder obligation the Company expects to pay at the conclusion of the contract since a portion of that obligation would be funded by net premiums received in the future and would be recognized in the liability at that time. We perform premium deficiency tests using best estimate assumptions as of the testing date without provisions for adverse deviation. If the liabilities determined based on these best estimate assumptions are greater than the net reserves (i.e., GAAP reserves net of any DAC, DSI or VOBA asset), the existing net reserves are adjusted by first reducing these assets by the amount of the deficiency or to zero through a charge to current period earnings. If the deficiency is more than these asset balances for insurance contracts, we then increase the net reserves by the excess, again through a charge to current period earnings. If a premium deficiency is recognized, the assumptions as of the premium deficiency test date are locked-in and used in subsequent valuations and the net reserves continue to be subject to premium deficiency testing. In addition, for limited-payment contracts, future policy benefit reserves also include a deferred profit liability representing gross premiums received in excess of net premiums. The deferred profits are generally recognized in revenue in a constant relationship with insurance in force or with the amount of expected future benefit payments. • For certain contract features, such as those related to guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”), a liability is established when associated assessments (which include policy charges for administration, mortality, expense, surrender, and other, regardless of how characterized) are recognized. This liability is established using current best estimate assumptions and is based on the ratio of the present value of total expected excess payments (e.g., payments in excess of account value) over the life of the contract divided by the present value of total expected assessments (i.e., benefit ratio). The liability equals the current benefit ratio multiplied by cumulative assessments recognized to date, plus interest, less cumulative excess payments to date. The result of the benefit ratio method is that the liability at any point in time represents an accumulation of the portion of assessments received to date expected to be needed to fund future excess payments, less any excess payments already paid. The liability does not necessarily reflect the full policyholder obligation the Company expects to pay at the conclusion of the contract since a portion of that excess payment would be funded by assessments received in the future and would be recognized in the liability at that time. Similar to as described above for DAC, the reserves are subject to adjustments based on annual reviews of assumptions and quarterly adjustments for experience, including market performance. These adjustments reflect the impact on the benefit ratio of using actual historical experience from the issuance date to the balance sheet date plus updated estimates of future experience. The updated benefit ratio is then applied to all prior periods’ assessments to derive an adjustment to the reserve recognized through a benefit or charge to current period earnings. • For certain product guarantees, primarily certain optional living benefit features of the variable annuity products including guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum income and withdrawal benefits (“GMIWB”), the benefits are accounted for as embedded derivatives using a fair value accounting framework. The fair value of these contracts is calculated as the present value of expected future benefit payments to contractholders less the present value of assessed rider fees attributable to the embedded derivative feature. Under U.S. GAAP, the fair values of these benefit features are based on assumptions a market participant would use in valuing these embedded derivatives. Changes in the fair value of the embedded derivatives are recorded quarterly through a benefit or charge to current period earnings. For additional information regarding the valuation of these embedded derivatives, see Notes 6 and 17 to the Financial Statements. Table of Contents 35

The assumptions used in establishing reserves are generally based on the Company’s experience, industry experience and/or other factors, as applicable. We update our actuarial assumptions, such as mortality and policyholder behavior assumptions annually, unless a material change is observed in an interim period that we feel is indicative of a long-term trend. Generally, we do not expect trends to change significantly in the short-term and, to the extent these trends may change, we expect such changes to be gradual over the long-term. The following paragraphs provide additional details about the reserves we have established: The reserves for future policy benefits of our business relate to reserves for the GMDB and GMIB features of our variable annuities, and for the optional living benefit features that are accounted for as embedded derivatives. As discussed above, in establishing reserves for GMDBs and GMIBs, we utilize current best estimate assumptions. The primary assumptions used in establishing these reserves generally include annuitization, lapse, withdrawal and mortality assumptions, as well as interest rate and equity market return assumptions. Lapse rates are adjusted at the contract level based on the in-the-moneyness of the benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates are also generally assumed to be lower for the period where surrender charges apply. For life contingent payout annuity contracts, we establish reserves using best estimate assumptions with provisions for adverse deviations as of inception or best estimate assumptions as of the most recent loss recognition date. The reserves for certain optional living benefit features, including GMAB, GMWB and GMIWB are accounted for as embedded derivatives at fair value, as described above. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally-developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived risk of its own non-performance risk (“NPR”), as well as actuarially determined assumptions, including mortality rates and contractholder behavior, such as lapse rates, benefit utilization rates and withdrawal rates. Capital market inputs and actual contractholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets and volatility. In the risk neutral valuation, the initial swap curve drives the total returns used to grow the contractholders’ account values. The Company’s discount rate assumption is based on the London Inter-Bank Offered Rate (“LIBOR”) swap curve adjusted for an additional spread, which includes an estimate of NPR. Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually and updated based upon emerging experience, future expectations and other data, including any observable market data, such as available industry studies or market transactions such as acquisitions and reinsurance transactions. For additional information regarding the valuation of these optional living benefit features, see Note 6 and 17 to the Financial Statements. Policyholders’ Account Balances Policyholders’ account balances liability represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance, as applicable. The liability also includes provisions for benefits under non-life contingent payout annuities. Policyholders’ account balances also include amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain annuity products. For additional information regarding the valuation of these embedded derivatives, see Note 6 and 17 to the Financial Statements. Valuation of Investments, Including Derivatives, Measurement of Allowance for Credit Loss, and the Recognition of Other- than-Temporary Impairments Our investment portfolio consists of public and private fixed maturity securities, commercial mortgage and other loans, equity securities, other invested assets and derivative financial instruments. Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or the values of securities. Derivative financial instruments we generally use include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the- counter (“OTC”) market. We are also party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. Management believes the following accounting policies related to investments, including derivatives, are most dependent on the application of estimates and assumptions. Each of these policies is discussed further within other relevant disclosures related to investments and derivatives, as referenced below: • Valuation of investments, including derivatives; Table of Contents 36

• Measurement of the allowance for credit losses on fixed maturity securities classified as available-for-sale, commercial mortgage loans, and other loans; and • Recognition of other-than-temporary impairments (“OTTI”) for equity method investments. We present at fair value in the statements of financial position our debt security investments classified as available-for-sale, investments classified as trading, and certain fixed maturities, equity securities, and certain investments within “Other invested assets,” such as derivatives. For additional information regarding the key estimates and assumptions surrounding the determination of fair value of fixed maturity and equity securities, as well as derivative instruments, embedded derivatives and other investments, see Notes 6 and 17 to the Financial Statements. For our investments classified as available-for-sale, the impact of changes in fair value is recorded as an unrealized gain or loss in “Accumulated other comprehensive income (loss)” (“AOCI”), a separate component of equity. For our investments classified as trading and equity securities, the impact of changes in fair value is recorded within “Other income (loss)”. Our commercial mortgage and other loans are carried primarily at unpaid principal balances, net of unamortized deferred loan origination fees and expenses and unamortized premiums or discounts and a valuation allowance for losses. In addition, an allowance for credit losses is measured each quarter for available-for-sale fixed maturity securities, commercial mortgage and other loans. For additional information regarding our policies regarding the measurement of credit losses, see Note 14 to the Financial Statements. For equity method investments, the carrying value of these investments is written down or impaired to fair value when a decline in value is considered to be other-than-temporary. For additional information regarding our OTTI policies, see Note 14 to the Financial Statements. Adoption of New Accounting Pronouncements ASU 2018-12, Financial Services - Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts, was issued by the Financial Accounting Standards Board (“FASB”). This update, along with any subsequent amendments associated with this update, are not applicable due to our election to adopt the fair value option on all of our insurance liabilities. CHANGES IN FINANCIAL POSITION - SUCCESSOR COMPANY As previously noted, the Company's financial position subsequent to the acquisition is not comparable with that prior to April 1, 2022. As a result, the following discussion regarding changes in the financial position of the Successor Company will be based on changes subsequent to the acquisition-date balance sheet as of April 1, 2022. December 31, 2022 to April 1, 2022 Comparison Retained Business Assets decreased approximately $5.5 billion from $32.0 billion at April 1, 2022 to $26.5 billion at December 31, 2022. The decrease was primarily driven by a $5.2 billion decline in separate account assets due to market depreciation resulting mostly from unfavorable equity market performance. Liabilities decreased approximately $5.3 billion from $30.3 billion at April 1, 2022 to $25.0 billion at December 31, 2022. The decrease was primarily driven by a $5.2 billion decline in separate account liabilities, which corresponds with the decrease in separate account assets discussed above. Equity decreased approximately $0.2 billion from $1.8 billion at April 1, 2022 to $1.6 billion at December 31, 2022, with a net loss of $286 million offset by an increase in our own-credit risk (OCR) impact on the fair value of insurance liabilities, net of tax, of $111 million reflected in accumulated other comprehensive income. Ceded Business Assets decreased $8.1 billion from $13.1 billion at April 1, 2022 to $5.0 billion at December 31, 2022. The decrease was primarily driven by a $5.3 billion decline in total investments, of which approximately $4.6 billion was attributable to the previously mentioned novations during 2022. The remaining decline in total investments was driven primarily by losses in the fixed maturity securities portfolio resulting from higher interest rates. Also contributing to the decline in assets was a $2.0 Table of Contents 37 billion decrease in the deposit asset which moved commensurately with the novation-related decline in the associated insurance liabilities under its fixed indexed annuity reinsurance agreement with Pruco Life. The remaining driver in the decline in assets was a $0.5 billion decrease in separate account assets due to market depreciation resulting mostly from unfavorable equity market performance. Liabilities decreased $8.1 billion from $13.1 billion at April 1, 2022 to $5.0 billion at December 31, 2022. The decrease was primarily driven by a $7.6 billion decline in the fair value of insurance liabilities, of which approximately $6.7 billion was attributable to the previously mentioned novations during 2022. Also contributing to the decline in the fair value of insurance liabilities were favorable changes in the fair value of insurance liabilities. The remaining driver in the decline in liabilities was a $0.5 billion decrease in separate account liabilities, which corresponds with the decrease in separate account assets discussed above. There was no equity within our Ceded Business at both April 1, 2022 and December 31, 2022 as the assets are fully offset by the liabilities. RESULTS OF OPERATIONS - SUCCESSOR COMPANY As previously noted, the Company's results of operations subsequent to the acquisition are not comparable with those prior to April 1, 2022. As a result, the following discussion regarding the results of operations of the Successor Company will not be compared to previous periods and will be based solely on activity for the period subsequent to the acquisition. LOSS FROM OPERATIONS BEFORE INCOME TAXES Nine months ended December 31, 2022 Retained Business The loss from operations before income taxes of $320 million was driven primarily by investment losses in the fixed maturity securities portfolio resulting from higher interest rates and derivatives losses on interest rate swaps which were partially offset by gains on equity options. Also contributing to the overall loss were elevated general, administrative and other expenses driven by acquisition-related expenses that we expect to decline in future periods. Partially offsetting the drivers of the loss from operations before income taxes were favorable policyholder benefits and changes in the fair value of insurance liabilities, policy charges and fee income, asset management and service fees, and net investment income. Ceded Business There was no impact to the loss from operations before income tax as all revenues and expenses are ceded back to Prudential Insurance or Pruco Life. REVENUES, BENEFITS, AND EXPENSES Retained Business Revenues were $(276) million for the nine months ended December 31, 2022, driven primarily by investment losses in the fixed maturity securities portfolio resulting from higher interest rates and derivatives losses on interest rate swaps which were partially offset by gains on equity options. Partially offsetting the impact of the investment losses were policy charges and fee income, asset management and service fees, and net investment income. Benefits and expenses were $44 million for the nine months ended December 31, 2022 and primarily driven by policyholders’ benefits offset by the decrease in the fair value of insurance liabilities. Also contributing to benefits and expenses for the period were general, administrative and other expenses driven by acquisition-related expenses that we expect to decline in future periods. Ceded Business As a result of the reinsurance agreements with Prudential Insurance and Pruco Life, revenues, which were comprised primarily of net investment losses, were fully offset by expenses, which were comprised of policyholder benefits and changes in the fair Table of Contents 38 value of insurance liabilities. CHANGES IN FINANCIAL POSITION - PREDECESSOR COMPANY March 31, 2022 to December 31, 2021 Comparison Total assets decreased $4.2 billion from $58.6 billion at December 31, 2021 to $54.4 billion at March 31, 2022. Significant components were: • $2.8 billion decrease in Separate account assets primarily driven by unfavorable equity market performance and net outflows. Total liabilities decreased $3.8 billion from $56.9 billion at December 31, 2021 to $53.1 billion at March 31, 2022. Significant components were: • $0.7 billion decrease in Future policy benefits driven by a decrease in reserves related to our variable annuity living benefit guarantees due to widening non-performance risk (“NPR”) spreads and rising interest rates. • $2.8 billion decrease in Separate account liabilities corresponding to the decrease in Separate account assets, as discussed above. Total equity decreased $0.4 billion from $1.7 billion at December 31, 2021 to $1.3 billion at March 31, 2022, primarily driven by $0.4 billion of unrealized losses on investments driven by rising interest rates reflected in Accumulated other comprehensive income (loss) and a return of capital of $0.3 billion, partially offset by net income of $0.4 billion. 2021 to 2020 Annual Comparison Total assets decreased $5.7 billion from $64.3 billion at December 31, 2020 to $58.6 billion at December 31, 2021. Significant components were: • $10.4 billion decrease in Total investments and Cash and cash equivalents primarily driven by consideration paid related to the 2021 Variable Annuities Recapture and new reinsurance with Pruco Life and dividend distributions; • $3.7 billion decrease in Deferred policy acquisition costs primarily due to the unwinding of assumed costs as part of the 2021 Variable Annuities Recapture and ceding costs as part of the new reinsurance with Pruco Life; Partially offset by: • $7.4 billion increase in Reinsurance recoverables driven by the new reinsurance with Pruco Life; and • $1.9 billion increase in Other assets driven by the new reinsurance with Pruco Life. Total liabilities decreased by $4.6 billion from $61.5 billion at December 31, 2020 to $56.9 billion at December 31, 2021. Significant components were: • $14.0 billion decrease in Future policy benefits primarily driven by the 2021 Variable Annuities Recapture and a decrease in reserves related to our variable annuity living benefit guarantees due to favorable equity market performance and rising interest rates; Partially offset by: • $7.0 billion increase in Reinsurance payables driven by the new reinsurance with Pruco Life; and • $2.6 billion increase in Policyholders' account balances primarily driven by incremental general account product sales. Total equity decreased $1.0 billion from $2.7 billion at December 31, 2020 to $1.7 billion at December 31, 2021, primarily driven by return of capital of $3.8 billion related to the 2021 Variable Annuities Recapture and $1.4 billion due to unrealized losses on investments driven by rising interest rates reflected in Accumulated other comprehensive income/(loss), partially offset by an after-tax net income of $4.1 billion. Table of Contents 39

Table of Contents

RESULTS OF OPERATIONS - PREDECESSOR COMPANY

LOSS FROM OPERATIONS BEFORE INCOME TAXES

Three Months Ended March 31, 2022 and 2021

Income (loss) from operations before income taxes decreased $2 billion from a gain of $2.4 billion for the three months ended March 31, 2021 to a gain of $0.4 billion for the three months ended March 31, 2022, primarily driven by:

- Realized investment gains (losses), net decrease reflecting prior year's favorable impact related to the portions of our U.S. GAAP liability before NPR, that are excluded from our hedge targets driven by rising interest rates and favorable prior year equity market performance.

2021 to 2020 Annual Comparison

Income (loss) from operations before income taxes increased $10.3 billion from a loss of $4.0 billion in 2020 to a gain of $6.3 billion in 2021. Excluding the impact of our annual reviews and update of assumptions and other refinements, income from operations increased $10.4 billion primarily driven by:

- Significant realized investment gains (losses), reflecting a favorable impact related to the 2021 Variable Annuities Recapture and portions of the U.S. GAAP liability before NPR, that are excluded from our hedge target driven by favorable equity market performance and rising interest rates.

All Predecessor Company Periods

The following table illustrates the net impact on our results of operations from changes in the U.S. GAAP embedded derivative liability and hedge positions under the Asset Liability Management ("ALM") strategy, and the related amortization of DAC and other costs, for the periods indicated:

	Three Months Ended March 31	For the Year Ended December 31,	
	2022	2021	2020
		in millions (1)	
U.S. GAAP embedded derivative and hedging positions			
Change in value of U.S.GAAP liability, pre-NPR(2)	$ 459	$ 5,752	$ (5,904)
Change in the NPR adjustment	156	(945)	520
Change in fair value of hedge assets, excluding capital hedges(3)	(392)	(3,224)	2,077
Change in fair value of capital hedges(4)	39	(900)	(921)
2021 Variable Annuities Recapture Impact	—	5,142	—
Other	218	1,201	1,622
Realized investment gains (losses), net, and related adjustments	480	7,026	(2,606)
Market experience updates(5)	(57)	180	(96)
Charges related to realized investments gains (losses), net	(97)	(215)	72
Net impact from changes in the U.S. GAAP embedded derivative and hedge positions, after the impact of NPR, DAC and other costs(6)	$ 326	$ 6,991	$ (2,630)

(1) Positive amount represents income; negative amount represents a loss.
(2) Represents the change in the liability (excluding NPR) for our variable annuities which is measured utilizing a valuation methodology that is required under U.S. GAAP. This liability includes such items as risk margins which are required by U.S. GAAP but not included in our best estimate of the liability.
(3) Represents the changes in fair value of the derivatives utilized to hedge potential claims associated with our variable annuity living benefit guarantees.
(4) Represents the changes in fair value of equity derivatives of the capital hedge program intended to protect a portion of the overall capital position of our business against exposure to the equity markets.
(5) Represents the immediate impacts in current period results from changes in current market conditions on estimates of profitability.
(6) Excludes amounts from the changes in unrealized gains and losses from fixed income instruments recorded in other comprehensive income (versus net income) of $(70) million for the three months ended March 31, 2022 and $1,659 million and $1,298 million for the years ended December 31, 2021 and 2020, respectively.

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For the three months ended March 31, 2022, the gain of $326 million was driven by a favorable impact related to the U.S. GAAP liability before NPR, net of change in fair value of hedge assets (excluding capital hedge) largely due to rising interest rates. For 2021, the gain of $7.0 billion primarily reflected favorable impacts related to the portions of the U.S. GAAP liability before NPR that are excluded from the hedge target driven by rising interest rates and favorable equity markets and the 2021 Variable Annuities Recapture impact, partially offset by changes in fair value of hedge assets and capital hedges driven by rising interest rates and favorable equity markets and unfavorable NPR adjustment. For 2020, the loss of $2.6 billion primarily reflected unfavorable impacts related to the portions of the U.S. GAAP liability before NPR that are excluded from the hedge target, partially offset by changes in fair value of hedge assets driven by declining interest rates. Revenues, Benefits and Expenses Three Months Ended March 31, 2022 Revenues decreased $2.4 billion from a gain of $3.1 billion for the three months ended March 31, 2021 to a gain of $0.7 billion for the three months ended March 31, 2022 primarily driven by: • Realized investment gains (losses), net decrease reflecting prior year's favorable impact related to the portions of our U.S. GAAP liability before NPR, that are excluded from our hedge targets driven by rising interest rates and favorable prior year equity market performance. 2021 to 2020 Annual Comparison Revenues increased $11.1 billion from a loss of $2.2 billion for the year ended December 31, 2020 to a gain of $8.9 billion for the year ended December 31, 2021. Excluding the impact of our annual reviews and update to our assumptions and other refinements, the increase was $11.3 billion primarily driven by: • Significant Realized investment gains (losses), reflecting a favorable impact to the 2021 Variable Annuities Recapture and portions of the U.S. GAAP liability before NPR, that are excluded from our hedge target driven by favorable equity market performance and rising interest rates. Benefits and expenses increased $0.9 billion from $1.8 billion for the year ended December 31, 2020 to $2.7 billion for the year ended December 31, 2021. Excluding the impact of our annual reviews and update to our assumptions and other refinements, the increase of $1.1 billion primarily was driven by: • Higher Commission expense primarily driven by the unwinding of assumed deferred acquisition costs, partially offset by ceding allowance received as part of the 2021 Variable Annuities Recapture. Income Taxes For discussion on income tax related items, see “Business - Regulation” and Note 9 to the Financial Statements. Liquidity and Capital Resources Overview Liquidity is a measure of a company’s ability to generate cash flows sufficient to meet the short-term and long-term cash requirements of the Company. Capital refers to the long-term financial resources available to support the operations of our business, fund business growth, and provide a cushion to withstand adverse circumstances. Our ability to generate and maintain sufficient liquidity and capital depends on the profitability of our business, general economic conditions, our ability to borrow and our access to capital markets. Table of Contents 41

Table of Contents

Effective and prudent liquidity and capital management is a priority across the organization. Management monitors the liquidity of the Company on a daily basis and projects borrowing and capital needs over a multi-year time horizon. We use a Risk Appetite Framework ("RAF") to ensure that all risks taken by the Company aligns with our capacity and willingness to take those risks. The RAF provides a dynamic assessment of capital and liquidity stress impacts and is intended to ensure that sufficient resources are available to absorb those impacts. We believe that our capital and liquidity resources are sufficient to satisfy the capital and liquidity requirements of the Company.

Our businesses are subject to comprehensive regulation and supervision by domestic and international regulators. These regulations currently include requirements (many of which are the subject of ongoing rule-making) relating to capital, leverage, liquidity, stress-testing, overall risk management, credit exposure reporting and credit concentration. For information on these regulatory initiatives and their potential impact on us, see Item 1 "Business - Regulation" and Item 1A "Risk Factors".

Capital

We manage FLIAC to regulatory capital levels and utilize the risk-based capital ("RBC") ratio as a primary measure of capital adequacy. RBC is calculated based on statutory financial statements and risk formulas consistent with the practices of the National Association of Insurance Commissioners ("NAIC"). RBC considers, among other things, risks related to the type and quality of the invested assets, insurance-related risks associated with an insurer's products and liabilities, equity market and interest rate risks and general business risks. RBC determines the minimum amount of capital required of an insurer to support its operations and underwriting coverage. The ratio of a company's Total Adjusted Capital ("TAC") to RBC is the corresponding RBC ratio. RBC ratio calculations are intended to assist insurance regulators in measuring an insurer's solvency and ability to pay future claims. The reporting of RBC measures is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities, but is available to the public. The Company's capital levels substantially exceed the minimum level required by applicable insurance regulations. Our regulatory capital levels may be affected in the future by changes to the applicable regulations, proposals for which are currently under consideration by both domestic and international insurance regulators.

The regulatory capital level of the Company can be materially impacted by interest rate and equity market fluctuations, changes in the values of derivatives, the level of impairments recorded, and credit quality migration of the investment portfolio, among other items. In addition, the reinsurance of business or the recapture of business subject to reinsurance arrangements due to defaults by, or credit quality migration affecting, the reinsurers or for other reasons could negatively impact regulatory capital levels. The Company's regulatory capital level is also affected by statutory accounting rules, which are subject to change by each applicable insurance regulator.

The Predecessor Company has returned capital, including dividends, to its parent, PAI, for the periods indicated below.

	Return of Capital (in millions)	
March 31, 2022	$	306
December 31, 2021	$	451
September 30, 2021	$	3,813
June 30, 2021	$	188
March 31, 2021	$	192
December 31, 2020	$	188
September 30, 2020	$	192
June 30, 2020	$	173
March 31, 2020	$	207

Following the previously discussed change in ownership, the Successor Company did not return capital, including dividends, to FGH during the nine months ended December 31, 2022.

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Liquidity Our liquidity is managed to ensure stable, reliable and cost-effective sources of cash flows to meet all of our obligations. Liquidity is provided by a variety of sources, as described more fully below, including portfolios of liquid assets. Our investment portfolios are integral to the overall liquidity of the Company. We use a projection process for cash flows from operations to ensure sufficient liquidity to meet projected cash outflows, including claims. Liquidity is measured against internally-developed benchmarks that take into account the characteristics of both the asset portfolio and the liabilities that they support. We consider attributes of the various categories of liquid assets (for example, type of asset and credit quality) in calculating internal liquidity measures to evaluate our liquidity under various stress scenarios, including company-specific and market-wide events. We continue to believe that cash generated by ongoing operations and the liquidity profile of our assets provide sufficient liquidity under reasonably foreseeable stress scenarios. The principal sources of the Company’s liquidity are premiums and certain annuity considerations, investment and fee income, investment maturities, sales of investments and internal borrowings. The principal uses of that liquidity include benefits, claims, and payments to policyholders and contractholders in connection with surrenders, withdrawals and net policy loan activity. Other uses of liquidity include commissions, general and administrative expenses, purchases of investments, the payment of dividends and returns of capital to the Predecessor parent company, hedging and reinsurance activity and payments in connection with financing activities. In managing liquidity, we consider the risk of policyholder and contractholder withdrawals of funds earlier than our assumptions when selecting assets to support these contractual obligations. We also consider the risk of future collateral requirements under stressed market conditions in respect of the derivatives we utilize. Liquid Assets Liquid assets include cash and cash equivalents, short-term investments, fixed maturity securities, and public equity securities. As of December 31, 2022 and 2021, the Company had liquid assets of approximately $6 billion and $12 billion, respectively. The portion of liquid assets comprised cash and cash equivalents and short-term investments was approximately $1 billion and $3 billion as of December 31, 2022 and 2021, respectively. FLIAC entered into an intercompany liquidity agreement with FGH that allows the Successor Company to borrow funds of up to $300 million to meet its short-term liquidity and other capital needs. During the nine months ended December 31, 2022, the Company borrowed against the agreement on two separate transactions, each of which was for $75 million. Both transactions were repaid in full, plus interest. As of December 31, 2022, there were no outstanding borrowings under the agreement. In February 2023, the Company borrowed $120 million of funds under the agreement, which was subsequently repaid in full, plus interest in March 2023. Repurchase Agreements and Securities Lending In the normal course of business, we may enter into repurchase agreements and securities lending agreements with unaffiliated financial institutions, which are typically large or highly rated, to earn spread income and facilitate trading activity. Under these agreements, the Company transfers securities to the counterparty and receives cash as collateral. The cash received is generally invested in short-term investments or fixed maturity securities. For repurchase agreements, a liability representing the amount that the securities will be repurchased is recorded in “Other liabilities” in our consolidated statement of financial position. For securities lending agreements, a liability representing the return of cash collateral is recorded in “Other liabilities” in our consolidated statement of financial position. As of December 31, 2022, the liabilities associated with our outstanding repurchase and securities lending agreements were $311 million and $106 million, respectively. Table of Contents 43

Financing Activities Liquidity Regarding Hedging activities We enter into a range of exchange-traded, cleared, and other OTC derivatives in order to hedge market sensitive exposures against changes in certain capital market risks. The portion of the risk management strategy comprising the hedging portion requires access to liquidity to meet the Company's payment obligations relating to these derivatives, such as payments for periodic settlements, purchases, maturities and terminations. These liquidity needs can vary materially due to, among other items, changes in interest rates, equity markets, mortality, and policyholder behavior. The hedging portion of the risk management strategy may also result in derivative-related collateral postings to (when we are in a net pay position) or from (when we are in a net receive position) counterparties. The net collateral position depends on changes in interest rates and equity markets related to the amount of the exposures hedged. Depending on market conditions, the collateral posting requirements can result in material liquidity needs when we are in a net pay position. Item 7A. Quantitative and Qualitative Disclosures About Market Risk Market Risk Market risk is defined as the risk of loss from changes in interest rates, equity prices, and foreign currency exchange rates resulting from asset/liability mismatches where the change in the value of our liabilities is not offset by the change in value of our assets. See Item 1A, “Risk Factors” for a discussion of how difficult conditions in the financial markets and the economy generally may materially adversely affect our business and results of our operations. Market Risk Management Management of market risk, which we consider to be a combination of both investment risk and market risk exposures, includes the identification and measurement of various forms of risk, the establishment of risk thresholds and the creation of processes intended to maintain risks within these thresholds while optimizing returns on the underlying assets or liabilities. Our risk management process utilizes a variety of tools and techniques, including: • Measurement of price sensitivity to market changes (e.g., interest rates, equity index prices, foreign exchange); • Hedge Target definition; • Asset/liability management, which includes our hedging programs; and • Stress scenario testing related to our risk appetite framework Measurement of Price Sensitivity to Market Changes We measure the price sensitivity to market changes on a daily basis. Sensitivities of both assets and liabilities are gauged and these measurements form the basis for actions we take under our asset/liability and hedging programs. We measure both a target level of price sensitivity, as well as tolerance levels above and below the target, for each market change. Hedge Target The definition of the Hedge Target is critical for market risk management, as it specifies the measure of a liability and its attendant price sensitivities. We use a fair value-based measure of the liability as our hedge target. Consistent with our approach to risk manage the full economics of the business, we have established a hedge target that reflects the net present value of the full set of product cash flows. For most of the products in the business, this generally includes: • Living benefit rider claims we expect to pay in the future; • Living benefit rider fees we receive over time; • M&E fees we receive on the base variable annuity contracts; • Net revenue sharing income we contractually receive; • Certain product-related expenses; and • Guaranteed death benefits/fees Table of Contents 44

Asset/Liability Management We manage assets to liability-based measures. For example, we identify target durations for assets based on Hedge Target characteristics and asset portfolios are managed to within ranges around them. This mitigates potential unanticipated economic losses from interest rate and equity price movements. We utilize a combination of fixed income securities and derivatives to implement asset/liability management. To the extent that we identify a mismatch between asset and liability sensitivities, we enter into derivatives transactions to cover the difference. Derivatives are used to supplement risk mitigation provided by the fixed income securities portfolio. Our derivatives primarily include swaps, futures and options contracts that are exchange-traded or contracted in the OTC market. Stress Scenario Testing Related to Our Risk Appetite Framework We have established a risk appetite framework that limits the amount of market risks we can take after consideration of our asset/liability management initiatives. We run stress scenario tests periodically to assess the impact of extreme market movements on our balance sheet. This ensures that we have sufficient capital under stressed market conditions. Market Risk Related to Interest Rates We perform liability-driven investing and engage in careful asset/liability management. Asset/liability mismatches create the risk that changes in liability values will differ from the changes in the value of the related assets. Additionally, changes in interest rates may impact other items including, but not limited to, the following: • Net investment spread between the amounts that we are required to pay and the rate of return we are able to earn on investments for certain products supported by general account investments; • Asset-based fees earned on assets under management or contractholder account values; • Estimated total gross profits; • Net exposure to the guarantees provided under certain products; and • Our capital levels. In order to mitigate the impact that an unfavorable interest rate environment has on our net interest margins, we employ a proactive asset/liability management program, which includes strategic asset allocation and derivative strategies within a disciplined risk management framework. We seek to hedge the interest rate sensitivity of our liabilities with our fixed income assets and derivatives. Our asset/liability management program also helps manage duration gaps and other risks between assets and liabilities through the use of derivatives. We adjust this dynamic process as customer behavior changes and as changes in the market environment occur. We use duration and convexity analyses to measure price sensitivity to interest rate changes. Duration measures the relative sensitivity of the fair value of a financial instrument to changes in interest rates. Convexity measures the rate of change in duration with respect to changes in interest rates. We use asset/liability management and derivative strategies to manage our interest rate exposure by matching the relative sensitivity of asset and liability values to interest rate changes, or controlling “duration mismatch” of assets and liability duration targets. In certain markets, capital market limitations that hinder our ability to acquire assets that approximate the duration of some of our liabilities are considered in setting duration targets. We consider risk-based capital as well as current market conditions in our asset/liability management strategies. The Company also mitigates interest rate risk through a market value adjusted (“MVA”) provision on certain of the Company’s annuity products' fixed investment options. This MVA provision limits interest rate risk by subjecting the contractholder to an MVA when funds are withdrawn or transferred to variable investment options before the end of the guarantee period. In the event of rising interest rates, which generally make the fixed maturity securities underlying the guarantee less valuable, the MVA could be negative. In the event of declining interest rates, which generally make the fixed maturity securities underlying the guarantee more valuable, the MVA could be positive. The resulting increase or decrease in the value of the fixed option, from the calculation of the MVA, is designed to offset the decrease or increase in the market value of the securities underlying the guarantee. We assess the impact of interest rate movements on the value of our Retained Business financial assets, financial liabilities and derivatives using hypothetical test scenarios that assume either upward or downward 100 basis point parallel shifts in the yield curve from prevailing interest rates. The following tables set forth the net estimated changes in fair value on these financial instruments from an immediate hypothetical 100 basis point upward and downward parallel shift at December 31, 2022. Similarly, for the Predecessor Company, the estimated impact of an immediate hypothetical 100 basis point downward parallel Table of Contents 45 shift is presented further below as of December 31, 2022. While the test scenario is for illustrative purposes only and does not reflect our expectations regarding future interest rates or the performance of fixed income markets, it is a near-term, reasonably possible hypothetical change that illustrates the potential impact of such events. These test scenarios do not measure the changes in value that could result from non-parallel shifts in the yield curve, which we would expect to produce different changes in discount rates for different maturities. As a result, the actual change in fair value from a 100 basis point change in interest rates could be different from that indicated by these calculations. The estimated changes in fair values do not include separate account assets. Successor Company As of December 31, 2022 Hypothetical Change in Fair Value Notional Fair Value 100 bps Decrease 100 bps Increase (in millions) Assets Retained Business Fixed maturity securities $ 3,899 $ 516 $ (411) Liabilities Retained Business Derivatives Interest rate swaps $ 12,131 $ 325 $ (432) $ 363 Insurance Liabilities Variable annuities $ 2,665 $ 948 $ (754) $ 516 $ (391) Net change $ — $ (20) Predecessor Company As of December 31, 2021 Notional Fair Value Hypothetical Change in Fair Value (in millions) Financial assets with interest rate risk: Fixed maturities(1) $ 8,798 $ (612) Policy loans 12 — Commercial mortgage and other loans 1,516 (75) Derivatives: Swaps $ 17,914 $ 175 $ (870) Futures 910 — — Options 20,582 (65) 150 Forwards 50 — — Variable annuity and other living benefit feature embedded (4,060) 1,348 Indexed annuity contracts (2,041) (312) Total embedded derivatives(2) (6,101) 1,036 Financial liabilities with interest rate risk(3): Policyholders' account balances-investment contracts (2,391) 4 Net estimated potential gain (loss) $ (367) (1) Includes assets classified as “Fixed maturities, available-for-sale, at fair value” and “Fixed maturities, trading, at fair value”. (2) Excludes any offsetting impact of derivative instruments purchased to hedge changes in the embedded derivatives. Amounts reported gross of reinsurance. (3) Excludes $14 billion as of December 31, 2021 of insurance reserve and deposit liabilities which are not considered financial liabilities. We believe that the interest rate sensitivities of these insurance liabilities would serve as an offset to the net interest rate risk of the financial assets and financial liabilities, including investment contracts. Table of Contents 46

Market Risk Related to Equity Prices We have exposure to equity risk primarily through asset/liability mismatches, including our equity-based derivatives, and variable annuity contracts. We manage equity risk against benchmarks in respective markets. We benchmark our return on equity holdings against a blend of market indices, mainly the S&P 500 and Russell 2000 for U.S. equities. We benchmark foreign equities against the MSCI EAFE, a market index of European, Australian and Far Eastern equities. We target price sensitivities that approximate those of the benchmark indices. For equity investments within the separate accounts, the investment risk is borne by the separate account contractholder rather than by the Company. We estimate our equity risk from an immediate hypothetical 10% change in equity benchmark levels. The following table sets forth the net estimated potential change in fair value from such a change in certain of our Retained Business financial assets, financial liabilities, and derivatives as of December 31, 2022. Similarly, for the Predecessor Company, the estimated impact of an immediate hypothetical 10% decrease in equity benchmark levels is presented further below as of December 31, 2021. While these scenarios are for illustrative purposes only and do not reflect our expectations regarding future performance of equity markets or of our equity portfolio, they do represent near-term, reasonably possible hypothetical changes that illustrate the potential impact of such events. In addition, these scenarios do not reflect the impact of basis risk, such as potential differences in the performance of the investment funds underlying the variable annuity products relative to the market indices we use as a basis for developing our hedging strategy. The impact of basis risk could result in larger differences between the change in fair value of the equity-based derivatives and the liability in comparison to these scenarios. In calculating these amounts, we exclude separate account equity securities. Successor Company December 31, 2022 Hypothetical Change in Fair Value Notional Fair Value 10 percent decrease 10 percent increase (in millions) Assets Retained Business Derivatives Equity futures $ 1,737 $ 46 $ (174) $ 174 Equity options 3,286 118 (104) 69 Total Derivatives $ 164 $ (278) $ 243 Liabilities Retained Business Derivatives Total return swaps $ — $ 25 $ (104) $ 104 Insurance Liabilities Variable annuities 2,665 367 (336) Total $ 2,690 $ 263 $ (232) Net change $ (15) $ 11 Table of Contents 47

Predecessor Company As of December 31, 2021 Notional Fair Value Hypothetical Change in Fair Value (in millions) Equity securities $ 322 $ (32) Equity-based derivatives(2) $ 26,240 (58) (192) Variable annuity and other living benefit feature embedded derivatives (4,060) (432) Indexed annuity contracts (2,041) 628 Total embedded derivatives(3) (6,101) 196 Net estimated potential loss $ (28) (1) Both the notional amount and fair value of equity-based derivatives and the fair value of embedded derivatives are also reflected in amounts under “Market Risk Related to Interest Rates” above and are not cumulative. (2) Excludes any offsetting impact of derivative instruments purchased to hedge changes in the embedded derivatives. Amounts reported gross of reinsurance. Derivatives We use derivative financial instruments primarily to reduce market risk from changes in interest rates and equity prices, including their use to alter interest rate exposures arising from mismatches between assets and liabilities. Our derivatives primarily include swaps, futures, options and forward contracts that are exchange-traded or contracted in the OTC market. See Notes 5 and 16 to the Financial Statements for more information. Market Risk Related to Certain Variable Annuity Products The primary risk exposures of our variable annuity contracts relate to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including capital market assumptions, such as equity market returns, interest rates and market volatility, and actuarial assumptions. Table of Contents 48

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA Fortitude Life Insurance & Annuity Company FINANCIAL STATEMENTS INDEX Page Management’s Annual Report on Internal Control Over Financial Reporting 50 Report of Independent Registered Public Accounting Firm (PCAOB ID 238) 51 Statements of Financial Position as of December 31, 2022 (Successor Company) and 2021 (Predecessor Company) 55 Statements of Operations and Comprehensive Income (Loss) for the nine months ended December 31, 2022 (Successor Company), the three months ended March 31, 2022 (Predecessor Company), and the years ended December 31, 2021 and 2020 (Predecessor Company) 56 Statements of Equity for the nine months ended December 31, 2022 (Successor Company), the three months ended March 31, 2022 (Predecessor Company), and the years ended December 31, 2021 and 2020 (Predecessor Company) 57 Statements of Cash Flows for the nine months ended December 31, 2022 (Successor Company), the three months ended March 31, 2022 (Predecessor Company), and the years ended December 31, 2021 and 2020 (Predecessor Company) 58 Notes to Financial Statements: 60 1 Business and Basis of Presentation 60 2 Significant Accounting Policies and Pronouncements - Successor Company 62 3 Segment Information - Successor Company 70 4 Investments - Successor Company 73 5 Derivatives and Hedging - Successor Company 75 6 Fair Value of Assets and Liabilities - Successor Company 79 7 Insurance Liabilities - Successor Company 90 8 Reinsurance - Successor Company 92 9 Income Taxes - Successor Company 94 10 Equity - Successor Company 96 11 Related Party Transactions - Successor Company 97 12 Statutory Net Income and Surplus and Dividend Restriction 98 13 Commitments, Contingent Liabilities and Litigation and Regulatory Matters 98 14 Significant Accounting Policies and Pronouncements - Predecessor Company 99 15 Investments - Predecessor Company 106 16 Derivatives and Hedging - Predecessor Company 113 17 Fair Value of Assets and Liabilities - Predecessor Company 119 18 Policyholders' Liabilities - Predecessor Company 129 19 Certain Nontraditional Long-Duration Contracts - Predecessor Company 130 20 Reinsurance - Predecessor Company 133 21 DAC, VOBA, and DSI - Predecessor Company 136 22 Income Taxes - Predecessor Company 138 23 Equity - Predecessor Company 140 24 Related Party Transactions - Predecessor Company 143 Table of Contents 49

Management’s Annual Report on Internal Control Over Financial Reporting Management of Fortitude Life Insurance & Annuity Company (the “Company”) is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2022, of the Company’s internal control over financial reporting, based on the framework established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2022. Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements. Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate. This Annual Report does not include an attestation report of the Company’s registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report. March 22, 2023 Table of Contents 50

Report of Independent Registered Public Accounting Firm To the Board of Directors and Stockholder of Fortitude Life Insurance & Annuity Company Opinion on the Financial Statements We have audited the accompanying statements of financial position of Fortitude Life Insurance & Annuity Company and its subsidiary (Successor) (the “Company”) as of December 31, 2022, and the related consolidated statements of operations and comprehensive income (loss), of equity, and of cash flows for the nine months ended December 31, 2022, including the related notes and financial statement schedule listed in the index appearing under Item 15(a)(2) (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and the results of its operations and its cash flows for the nine months ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America. Basis for Opinion These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audit of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audit provides a reasonable basis for our opinion. Critical Audit Matters The critical audit matter communicated below is a matter arising from the current period audit of the consolidated financial statements that was communicated or required to be communicated to the audit committee and that (i) relates to accounts or disclosures that are material to the consolidated financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates. Valuation of Retained Business Variable Annuity Contracts with Guaranteed Benefits, Included in Insurance Liabilities, at Fair Value As described in Notes 2, 6, and 7 to the consolidated financial statements, as of December 31, 2022, the fair value of retained business variable annuity contracts with guaranteed benefits, included in insurance liabilities, at fair value was $2.7 billion. Management elected the fair value option on the entirety of the insurance liabilities. The change in fair value of these liabilities is reported in several line items within revenues and benefits and expenses in the consolidated statement of operations and comprehensive income (loss). Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management's judgment. The significant inputs to the valuation models include capital market assumptions, such as interest rate levels and volatility assumptions, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Table of Contents 51

The principal considerations for our determination that performing procedures relating to the valuation of retained business variable annuity contracts with guaranteed benefits, included in insurance liabilities, at fair value is a critical audit matter are (i) the significant judgment by management when developing the fair value estimate of the retained business variable annuity contracts with guaranteed benefits; (ii) a high degree of auditor judgment, subjectivity, and effort in performing procedures and evaluating management’s internal models and significant assumptions related to interest rate levels, volatility, lapse rates, benefit utilization rates, withdrawal rates, and mortality rates; and (iii) the audit effort involved the use of professionals with specialized skill and knowledge. Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included, among others, (i) testing management’s process for developing the fair value estimate of retained business annuity contracts with guaranteed benefits, included in insurance liabilities, at fair value; (ii) evaluating the appropriateness of management’s internal models; (iii) testing the completeness and accuracy of data used in the internal models; and (iv) evaluating the reasonableness of the assumptions related to interest rate levels, volatility, lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Evaluating the aforementioned assumptions involved evaluating whether the assumptions used were reasonable considering industry knowledge and data, and for the lapse rates, benefit utilization rates, withdrawal rates, and mortality rates, historical Company data and experience. Professionals with specialized skill and knowledge were used to assist in evaluating the appropriateness of management’s internal models and evaluating the reasonableness of the aforementioned assumptions. /s/ PricewaterhouseCoopers LLP Nashville, Tennessee March 22, 2023 We have served as the Company's auditor since 2003. Table of Contents 52

Report of Independent Registered Public Accounting Firm To the Board of Directors and Stockholder of Fortitude Life Insurance & Annuity Company Opinion on the Financial Statements We have audited the accompanying statement of financial position of Fortitude Life Insurance & Annuity Company (formerly Prudential Annuities Life Assurance Corporation) (Predecessor) (the “Company”) as of December 31, 2021, and the related statements of operations and comprehensive income (loss), of equity, and of cash flows for the three months ended March 31, 2022 and for the years ended December 31, 2021 and 2020, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021, and the results of its operations and its cash flows for the three months ended March 31, 2022 and for the years ended December 31, 2021 and 2020 in conformity with accounting principles generally accepted in the United States of America. Basis for Opinion These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion. Critical Audit Matters The critical audit matter communicated below is a matter arising from the current period audit of the consolidated financial statements that was communicated or required to be communicated to the audit committee and that (i) relates to accounts or disclosures that are material to the consolidated financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates. Valuation of Retained Business Derivative Positions, at Fair Value and the Related Investment Gains As described in Notes 1, 2 and 6 to the financial statements, total investments were $3.9 billion as of March 31, 2022 (a portion of which relates to retained derivative positions, at fair value) and total investment gains, net was $481 million for the three month period ended March 31, 2022 (a portion of which relates to realized and unrealized changes in fair value of derivatives). Derivatives may be used to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Derivative positions are carried at fair value, generally by obtaining quoted prices in active markets or through the use of valuation models. The majority of the Company’s derivative positions are traded in the OTC derivative market, are classified within Level 2 in the fair value hierarchy, and are valued using models that utilize actively quoted or observable market input from external market data providers, third-party pricing vendors, and/or recent trading activity. Table of Contents 53

The principal considerations for our determination that performing procedures relating to the valuation of retained business derivative positions, at fair value and the related investment gains is a critical audit matter are (i) a high degree of auditor effort in performing procedures related to the valuation of these derivatives, and (ii) the audit effort involved the use of professionals with specialized skill and knowledge. Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the financial statements. These procedures included, among others, (i) the involvement of professionals with specialized skill and knowledge to assist in developing an independent range of prices for a sample of securities and (ii) comparing the independent range of prices to management’s estimate to evaluate the reasonableness of management’s estimate. Developing the independent range of prices involved testing the completeness and accuracy of the data provided by management. /s/ PricewaterhouseCoopers LLP Nashville, Tennessee March 22, 2023 We have served as the Company's auditor since 2003. Table of Contents 54

Fortitude Life Insurance & Annuity Company Audited Consolidated Statements of Financial Position (in millions, except share amounts) Successor Company Predecessor Company December 31 2022 2021 ASSETS Fixed maturity securities: December 31, 2022 at fair value (1); December 31, 2021, available-for-sale, at fair value (net of allowance for credit losses: $1, amortized cost: $8,556) $ 5,024 $ 8,771 Fixed maturity securities, trading, at fair value (amortized cost: December 31, 2021 - $28) — 27 Equity securities, at fair value (cost: December 31, 2022 - $201 (1); December 31, 2021 - $323) 175 322 Mortgage and other loans: December 31, 2022 at fair value (1); December 31, 2021 (net of $5 allowance for credit losses) 196 1,504 Short-term investments 42 875 Other invested assets (includes $430 and $13 of assets measured at fair value at December 31, 2022 and 2021, respectively) 450 106 Total investments $ 5,887 $ 11,605 Cash and cash equivalents 872 2,016 Accrued investment income 52 61 Reinsurance recoverables: at fair value for December 31, 2022 (1) 235 8,108 Net modified coinsurance receivable, at fair value (1) 18 — Deposit asset, at fair value for December 31, 2022 (1) 607 2,659 Goodwill 93 — Income taxes 50 909 Other assets: (Receivables from parent and affiliates: December 31, 2022 - $40; December 31, 2021 - $5) 127 954 Separate account assets, at fair value (1) 23,601 32,267 TOTAL ASSETS $ 31,542 $ 58,579 LIABILITIES AND EQUITY LIABILITIES Insurance liabilities, at fair value (1) $ 5,546 $ — Future policy benefits — 4,505 Policyholder account balances — 11,750 Reinsurance payables — 7,183 Other liabilities (Payables to parent and affiliates: December 31, 2022 - $3; December 31, 2021 - $250 ) 808 1,192 Separate account liabilities, at fair value (1) 23,601 32,267 Total liabilities $ 29,955 $ 56,897 COMMITMENTS AND CONTINGENT LIABILITIES (See Note 13) EQUITY Common stock, $100 par value; 25,000 shares authorized, issued and outstanding 3 3 Additional paid-in capital 1,759 592 Retained (deficit) earnings (286) 917 Accumulated other comprehensive income 111 170 Total equity 1,587 1,682 TOTAL LIABILITIES AND EQUITY $ 31,542 $ 58,579 (1) We have elected the fair value option on these financial statement line items for the Successor Company. See Note 2 for further discussion. See Notes to Financial Statements Table of Contents 55

Fortitude Life Insurance & Annuity Company Audited Consolidated Statements of Operations and Comprehensive Income (Loss) (in millions) Successor Company Predecessor Company Nine Months Ended December 31 Three Months Ended March 31 Year Ended December 31 2022 2021 2020 REVENUES Premiums $ 19 $ 8 $ 37 $ 61 Policy charges and fee income 365 97 1,232 1,944 Net investment income 255 99 490 579 Asset management and service fees 71 20 255 391 Other income (loss) 7 (19) (554) 61 Investment gains (losses), net (1,907) 481 7,489 (5,261) TOTAL REVENUES (1,190) 686 8,949 (2,225) BENEFITS AND EXPENSES Policyholder benefits and changes in fair value of insurance liabilities (1,010) — — — Policyholder benefits — 26 (220) 223 Interest credited to policyholder account balances — 85 640 180 Amortization of deferred policy acquisition costs — 104 380 404 Commission expense 65 35 1,573 798 General, administrative and other expenses 75 3 317 205 TOTAL BENEFITS AND EXPENSES (870) 253 2,690 1,810 INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES (320) 433 6,259 (4,035) Income tax expense (benefit) (34) 77 1,294 (866) NET INCOME (LOSS) $ (286) $ 356 $ 4,965 $ (3,169) Other comprehensive income (loss), before tax: Changes in own-credit risk related to insurance liabilities 140 — — — Net unrealized investment gains (losses) — (561) (1,725) 1,398 Total 140 (561) (1,725) 1,398 Less: Income tax expense (benefit) related to other comprehensive income (loss) 29 (118) (362) 294 Other comprehensive income (loss), net of taxes 111 (443) (1,363) 1,104 COMPREHENSIVE INCOME (LOSS) $ (175) $ (87) $ 3,602 $ (2,065) See Notes to Financial Statements 56

Fortitude Life Insurance & Annuity Company
Audited Consolidated Statements of Equity
(in millions)

	Common Stock	Additional Paid-in Capital	Retained (Deficit) Earnings	Accumulated Other Comprehensive Income (Loss)	Total Equity
Balance, December 31, 2021 (Predecessor Company)	$ 3	$ 592	$ 917	$ 170	$ 1,682
Return of capital	—	(306)	—	—	(306)
Comprehensive loss:					
Net income	—	—	356	—	356
Other comprehensive loss, net of tax	—	—	—	(443)	(443)
Total comprehensive loss					(87)
Balance, March 31, 2022 (Predecessor Company)	$ 3	$ 286	$ 1,273	$ (273)	$ 1,289
Balance, April 1, 2022 (Successor Company) (1)	$ 3	$ 1,759	$ —	$ —	$ 1,762
Comprehensive income (loss):					
Net loss	—	—	(286)	—	(286)
Other comprehensive income, net of tax	—	—	—	111	111
Total comprehensive loss					(175)
Balance, December 31, 2022 (Successor Company)	$ 3	$ 1,759	$ (286)	$ 111	$ 1,587

(1) Additional paid-in capital, as of April 1, 2022, was adjusted for the removal of the preliminary bargain purchase gain. See "Business Combination" within Note 1 for further discussion.

	Predecessor Company				
	Common Stock	Additional Paid-in Capital	Retained (Deficit) Earnings	Accumulated Other Comprehensive Income (Loss)	Total Equity
Balance, December 31, 2019	$ 3	$ 5,143	$ (47)	$ 429	$ 5,528
Cumulative effect of adoption of accounting changes(1)	—	—	(1)	—	(1)
Return of capital	—	(760)	—	—	(760)
Comprehensive income (loss):					
Net loss	—	—	(3,169)	—	(3,169)
Other comprehensive income, net of tax	—	—	—	1,104	1,104
Total comprehensive loss					(2,065)
Balance, December 31, 2020	3	4,383	(3,217)	1,533	2,702
Return of capital	—	(3,813)	—	—	(3,813)
Dividend to parent	—	—	(831)	—	(831)
Assets purchased/transferred from/to	—	22	—	—	22
Comprehensive income (loss):					
Net income	—	—	4,965	—	4,965
Other comprehensive loss, net of tax	—	—	—	(1,363)	(1,363)
Total comprehensive income					3,602
Balance, December 31, 2021	$ 3	$ 592	$ 917	$ 170	$ 1,682

(1) Includes the impact from the adoption of Accounting Standards Update 2016-13. See Note 14 for further discussion.

See Notes to Financial Statements

57

Fortitude Life Insurance & Annuity Company Audited Consolidated Statements of Cash Flows (in millions) Successor Company Predecessor Company Nine Months Ended December 31 Three Months Ended March 31 Year Ended December 31 2022 2021 2020 CASH FLOWS FROM OPERATING ACTIVITIES: Net income (loss) $ (286) $ 356 $ 4,965 $ (3,169) Adjustments to reconcile net income (loss) to net cash from (used in) operating activities: Investment (gains) losses, net 1,907 (481) (7,489) 5,261 Interest credited to policyholders’ account balances — 85 640 180 Other, net (24) 2 3 — Change in: Insurance liabilities, at fair value (7,751) — — — Deposit asset, at fair value 1,989 — — — Net modified coinsurance receivable, at fair value 4,685 — — — Future policy benefits — 60 642 1,251 Accrued investment income (21) 1 60 (19) Net receivables from/payables to parent and affiliates — (37) 15 (7) Deferred policy acquisition costs — 104 3,466 65 Income taxes 184 142 896 (539) Reinsurance recoverables 15 (39) (33) (37) Derivatives, net (220) (1,079) (2,623) (1,754) Other, net (14) (3) (1,238) (60) Cash flows from (used in) operating activities 464 (889) (696) 1,172 CASH FLOWS FROM INVESTING ACTIVITIES: Proceeds from the sale/maturity/prepayment of: Fixed maturity securities, at fair value 3,362 — — — Fixed maturities, available-for-sale — 422 9,400 708 Fixed maturities, trading — — 2,086 392 Equity securities — 95 56 31 Secured receivable 60 — — — Mortgage and other loans 6 39 338 33 Other invested assets 4 1 53 43 Short-term investments 301 795 464 8,209 Payments for the purchase/origination of: Fixed maturity securities, at fair value (4,312) — — — Fixed maturities, available-for-sale — (751) (5,833) (4,445) Fixed maturities, trading — — (5,392) (1,068) 58

Fortitude Life Insurance & Annuity Company
Audited Consolidated Statements of Cash Flows (Continued)
(in millions)

	Successor Company	Predecessor Company		
	Nine Months Ended December 31	Three Months Ended March 31	Year Ended December 31	
	2022		2021	2020
Equity securities	(11)	—	(101)	(242)
Secured receivable	(7)	—	—	—
Mortgage and other loans	(203)	(13)	(1,267)	(312)
Other invested assets	(345)	—	(225)	(176)
Short-term investments	(42)	(94)	(1,023)	(8,192)
Notes receivable from parent and affiliates, net	—	—	51	1
Derivatives, net	—	3	(84)	522
Other, net	(1)	—	—	—
Cash flows from (used in) investing activities	(1,188)	497	(1,477)	(4,496)
CASH FLOWS FROM FINANCING ACTIVITIES:				
Policyholder's account deposits (withdrawals)	(176)	62	4,602	2,636
Cash collateral for loaned securities	(99)	205	—	—
Repayments of debt (maturities longer than 90 days)	—	—	(300)	—
Net decrease in short-term borrowing	—	—	(120)	(242)
Drafts outstanding	(7)	(7)	(3)	9
Distribution to parent	—	(306)	(1,057)	(760)
Repurchase agreements	300	—	—	—
Other, net	—	—	(2)	(45)
Cash flows from (used in) financing activities	18	(46)	3,120	1,598
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(706)	(438)	947	(1,726)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	1,578	2,016	1,069	2,795
CASH AND CASH EQUIVALENTS, END OF YEAR	$ 872	$ 1,578	$ 2,016	$ 1,069
SUPPLEMENTAL CASH FLOW INFORMATION				
Income taxes paid (refund)	$ (217)	N/A	$ 398	$ (327)
Interest paid	$ —	N/A	$ 8	$ 25

Significant Non-Cash Transactions

During the nine months ended December 31, 2022, we had novations within our Ceded Business related to variable-indexed annuities under the reinsurance agreement with Pruco Life Insurance Company, a subsidiary of Prudential Financial, Inc., that resulted in non-cash transactions of $4,635 million of investments with a corresponding offset of $(4,635) million related to the modified coinsurance payable, which is presented on a net basis with the modified coinsurance receivable as "Net modified coinsurance receivable, at fair value" in the consolidated statement of cash flows and consolidated statement of financial position.

For the year ended December 31, 2021, Cash Flows from Investing and Financing Activities excludes certain non-cash activities related to the following:

- Effective July 1, 2021, Pruco Life Insurance Company recaptured the risks related to its business that had previously been reinsured to Prudential Annuities Life Assurance Corporation from April 1, 2016 through June 30, 2021. See Note 8 for additional information.
- Effective December 1, 2021, Prudential Annuities Life Assurance Corporation reinsured certain variable and fixed annuities to Pruco Life Insurance Company, which resulted in $2.6 billion of investment transfers and $0.2 billion of dividend payment in securities. See Note 8 for additional information.

There were no significant non-cash transactions for the year ended December 31, 2020.

See Notes to Financial Statements

59

1. BUSINESS AND BASIS OF PRESENTATION Fortitude Life Insurance & Annuity Company and its wholly-owned subsidiary (collectively, “FLIAC” or the “Company”), with its principal offices in Jersey City, New Jersey, is a wholly-owned subsidiary of Fortitude Group Holdings, LLC (“FGH”). Prior to April 1, 2022, the Company (previously named Prudential Annuities Life Assurance Corporation (“PALAC”)) was a wholly-owned subsidiary of Prudential Annuities, Inc (“PAI”), an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey Corporation. On April 1, 2022, PAI completed the sale of its equity interest in the Company to FGH. As a result, the Company is no longer an affiliate of Prudential Financial or any of its affiliates. See “Basis of Presentation” for further information. Basis of Presentation The Audited Consolidated Financial Statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”) on a basis consistent with reporting financial information in accordance with instructions to Form 10-K and Article 10 of Regulation S-X of the Securities and Exchange Commission (“SEC”). The accompanying Audited Consolidated Financial Statements present the consolidated results of operations, financial condition, and cash flows of the Successor Company and a variable interest entity (“VIE”) that meets the requirements for consolidation. All intercompany transactions have been eliminated in consolidation. The financial statements of the Predecessor Company were not consolidated as it was a single entity prior to acquisition. Following the acquisition of FLIAC, purchase accounting was applied to FGH's financial statements and we have elected to “push down” the basis to FLIAC in accordance with Accounting Standards Codification (“ASC”) 805, Business Combinations. The application of push-down accounting created a new basis of accounting for all assets and liabilities based on fair value at the date of acquisition. As a result, FLIAC's financial position, results of operations, and cash flows subsequent to the acquisition are not comparable with those prior to April 1, 2022, and therefore have been separated to indicate pre-acquisition and post-acquisition periods. The pre-acquisition period through March 31, 2022 is referred to as the Predecessor Company. The post-acquisition period, April 1, 2022 and forward, includes the impact of push-down accounting and is referred to as the Successor Company. See “Successor Company and Predecessor Company Footnote Disclosures” further below for discussion regarding the organization of our Notes to Consolidated Financial Statements. See “Business Combination” further below for additional information regarding the acquisition. See also Note 2 for further discussion regarding the impacts of our application of push-down accounting. In the opinion of management, all adjustments necessary for a fair statement of the financial position and results of operations have been made. All such adjustments are of a normal, recurring nature. Use of Estimates The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Successor Company and Predecessor Company Footnote Disclosures Given the significant impact to our disclosures resulting from our election to apply both push-down accounting and the fair value option, we have organized the majority of our Notes to Consolidated Financial Statements to address disclosure requirements for our Successor Company in a dedicated footnote while addressing disclosure requirements for our Predecessor Company in a separate dedicated footnote. The order of our Notes to Consolidated Financial Statements generally begins with our Successor Company disclosures followed by Predecessor Company disclosures. In the case where discussion regarding Successor and Predecessor Companies are the same, or similar, particularly regarding significant accounting policies and fair value estimations, we have made the disclosure within the Successor Company footnote and have made reference to that disclosure within our Predecessor Company footnote. Table of Contents Fortitude Life Insurance & Annuity Company Notes to Financial Statements 60

Business Combination As referenced above, we have applied push-down accounting to FLIAC's consolidated financial statements, which resulted in the initial recognition of its assets and liabilities at fair value as of the acquisition date, April 1, 2022. The total preliminary purchase consideration of the acquisition was $1,761 million, comprised of $1,748 million cash transferred for the purchase price and a $13 million cash reimbursement to the seller for transaction costs incurred. A bargain purchase gain was initially recognized in the amount of $5 million, representing the excess of the fair value of net assets acquired over the consideration paid. In December 2022, an adjustment was made to increase the preliminary purchase consideration by $1 million, which was comprised of an increase of $4 million related to the cash transferred for the purchase price offset by a decrease of $3 million related to the estimated cash reimbursement to the seller for transaction costs incurred. Also in December 2022, the Company made a measurement period adjustment that reduced the deferred tax asset that it previously recognized on its acquisition-date balance sheet by $97 million. The net impact of these adjustments resulted in a change from the preliminary bargain purchase gain to goodwill at April 1, 2022. The entire goodwill balance is allocated to the Retained Business segment and there have been no impairments recorded subsequent to initial recognition. We will continue to evaluate the overall transaction through the one-year measurement period subsequent to acquisition date, as allowed under applicable accounting guidance, but do not expect any additional material changes. The following table summarizes the fair value of assets acquired and liabilities assumed at the acquisition date and represents amounts recognized for each major class of assets and liabilities, after application of push-down accounting. Successor Company April 1, 2022 Retained Business Ceded Business Total (in millions) ASSETS Total investments $ 3,900 $ 6,907 $ 10,807 Cash and cash equivalents 941 637 1,578 Reinsurance recoverables — 250 250 Net modified coinsurance receivable — 68 68 Income taxes 255 — 255 Deposit asset — 2,596 2,596 Other assets 61 35 96 Separate account assets 26,792 2,634 29,426 TOTAL ASSETS $ 31,949 $ 13,127 45,076 LIABILITIES Insurance liabilities $ 3,362 $ 10,249 $ 13,611 Other liabilities 126 244 370 Separate account liabilities 26,792 2,634 29,426 TOTAL LIABILITIES 30,280 13,127 43,407 Net assets acquired 1,669 — 1,669 Consideration 1,762 — 1,762 Goodwill $ 93 $ — $ 93 Table of Contents Fortitude Life Insurance & Annuity Company 61

In addition to the items discussed above, the Successor Company made the following corrections during 2022 to the previously reported fair value of assets acquired and liabilities assumed at the acquisition date, which are reflected in the above chart. These corrections had no impact to net assets acquired, consideration paid, or goodwill. • $94 million decrease to Reinsurance recoverables; • $63 million increase to Net modified coinsurance receivable; • $19 million decrease to Deposit asset; and • $50 million decrease to Insurance liabilities. COVID-19 Since the first quarter of 2020, the novel coronavirus (“COVID-19”) has at times resulted in extreme stress and disruption in the global economy and financial markets. The COVID-19 pandemic has impacted, and may continue to impact, the Successor Company's results of operations, financial condition, and cash flows. Due to the highly uncertain nature of these conditions, it is not possible to estimate the ultimate impacts at this time. The risks may have manifested, and may continue to manifest, in the Successor Company's financial statements in the areas of, among others, i) insurance liabilities and related balances: potential changes to assumptions regarding investment returns, mortality, and policyholder behavior, which are reflected in our insurance liabilities and ii) investments: increased risk of loss on our investments due to default or deterioration in credit quality or value. We cannot predict what impact the COVID-19 pandemic will ultimately have on our businesses. Predecessor Company Out-of-Period Adjustment During the first quarter of 2022, the Predecessor Company recorded an out of period adjustment which decreased “Investment gains (losses), net” by $48 million, resulting in a net decrease of $48 million to “Income (loss) from operations before income taxes” for the three months ended March 31, 2022. This adjustment related to certain portions of reinsurance activity that had been incorrectly recorded during the fourth quarter of 2021. Management evaluated the impact of all out-of-period adjustments, both individually and in the aggregate, and concluded that they were not material to any current or previously reported quarterly or annual financial statements. Reclassifications Certain amounts in prior periods have been reclassified to conform to the current period presentation. 2. SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS - SUCCESSOR COMPANY Fair Value Option Following the acquisition, we have elected to prospectively apply the fair value option to several of FLIAC's assets and liabilities. We have made this election as it improves our operational efficiency and better aligns the recognition and measurement of our investments, insurance liabilities, and associated reinsurance activity with how we manage the business. Table of Contents Fortitude Life Insurance & Annuity Company 62

The following represents the financial statement line items impacted by the fair value election and the changes to such line items from what was previously presented under the Predecessor Company: Successor Company Predecessor Company Financial Statement Line Item STATEMENTS OF FINANCIAL POSITION Assets Investments “Fixed maturity securities, at fair value” “Fixed maturity securities, available-for-sale, at fair value” and “Fixed maturity securities, trading, at fair value” “Equity securities, at fair value” “Equity securities, at fair value” “Mortgage and other loans, at fair value” “Commercial mortgage and other loans” Other “Reinsurance recoverables” and “Net modified coinsurance receivable, at fair value” (1) “Reinsurance recoverables” and “Reinsurance payables” “Deposit asset at fair value” (2) “Deposit asset” “Separate account assets, at fair value” “Separate account assets” Liabilities “Insurance liabilities, at fair value” “Future policy benefits” and “Policyholders' account balances” “Separate account liabilities, at fair value” “Separate account liabilities” STATEMENTS OF OPERATIONS Revenues “Investment gains (losses), net” “Realized investment gains (losses), net” and “Net unrealized investment gains (losses)” (3) Benefits and Expenses “Policyholder benefits and changes in fair value of insurance liabilities” “Policyholders' benefits” and “Interest credited to policyholders' account balances” STATEMENTS OF COMPREHENSIVE INCOME Other comprehensive income (loss) “Changes in own-credit risk related to insurance liabilities” N/A (1) Balances unrelated to the modified coinsurance agreement will remain in the respective reinsurance recoverable and payable line items. (2) Included within “Other assets” by the Predecessor Company. (3) Represents “Net unrealized investment gains (losses)” included in Other comprehensive income (loss). Table of Contents Fortitude Life Insurance & Annuity Company 63

Description of Significant Accounting Policies ASSETS Fixed maturity securities, at fair value - We have elected the fair value option on the entirety of our fixed maturity securities portfolio. Accordingly, realized and unrealized gains and losses on these investments are reported in “Investment gains and losses” on the statement of operations. Investments in fixed maturity securities are recorded on a trade-date basis, with any unsettled trades recorded in other assets or other liabilities on the consolidated balance sheets. Interest income, which includes prepayment premiums and the amortization of premium/accretion of discount, is reported in “Net investment income” on the statement of operations and is calculated under the effective yield method. For certain structured securities, recognized yields are updated based on current information regarding the timing and amount of expected undiscounted future cash flows. For high credit quality structured securities, effective yields are recalculated based on actual payments received and updated prepayment expectations. For structured securities that are not of high credit quality, the yields are based on cash flows which take into account both expected losses and prepayments. Equity securities, at fair value - We have elected the fair value option on the entirety of our equity securities portfolio. Accordingly, realized and unrealized gains and losses on these investments are reported in “Investment gains and losses” on the consolidated statement of operations. Dividend income is reported on the ex-dividend date. Mortgage and other loans - We have elected the fair value option on the entirety of our mortgage and other loans portfolio which are comprised of commercial and residential mortgage loans. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances. Interest income and prepayment fees are included in “Net investment income”. Short-term investments - These investments primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value or amortized cost that approximates fair value and include certain money market investments, funds managed similar to regulated money market funds, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments. Other invested assets - These investments primarily consists of the following: • Limited partnerships and limited liability companies (“LPs/LLCs”) - LPs/LLCs interests are accounted for using either the equity method of accounting, or at fair value. The Company’s income from investments in LPs/LLCs accounted for using the equity method, other than the Company’s investments in operating joint ventures, is included in “Net investment income.” The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method (including assessment for other than temporary impairment), the Company uses financial information provided by the investee, generally on a one to three- month lag. For the investments reported at fair value with changes in fair value reported in current earnings, which are primarily comprised of private credit investments, the associated realized and unrealized gains and losses are reported in “Net investment income” on the consolidated statement of operations. • Policy loans - These investments represent funds loaned to policyholders up to the cash surrender value of the associated insurance policies and are carried at the unpaid principal balances due to the Company from the policyholders. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies. • Derivatives - See “Other Accounting Policies” further below for discussion on derivative financial instruments. Cash and cash equivalents - Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments, funds managed similar to regulated money market funds, other debt instruments with maturities of three months or less when purchased, and receivables related to securities purchased under agreements to resell (see also “Securities sold under agreements to purchase” below). Accrued investment income - Accrued investment income primarily includes accruals of interest and dividend income from investments that have been earned but not yet received. Table of Contents Fortitude Life Insurance & Annuity Company 64

Income taxes - Income taxes represents the net deferred tax asset and, when applicable, the Company’s estimated taxes receivable for the current year and open audit years. Income tax payables for the current year and open audit years are included in Other liabilities. The Company has not yet filed any tax returns for the period subsequent to the acquisition. Pursuant to the acquisition agreement, any tax examinations and resulting tax liability for the Predecessor Company will be the sole responsibility of PAI. Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s Statements of Operations. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company’s tax return but have not yet been recognized in the Company’s financial statements. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance, if necessary, to reduce the Company’s deferred tax assets to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. See Note 9 for a discussion of factors considered when evaluating the need for a valuation allowance. U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process. First, the Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely to be realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date. The Company’s liability for income taxes includes a liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 9 for additional information regarding income taxes. Goodwill represents the future economic benefits arising from assets acquired in a business combination that are not individually identified and separately recognized. It is the excess of the cost of an acquisition over the fair value of the assets acquired and liabilities assumed at the date of acquisition. We review the carrying amount of goodwill for impairment on an annual basis, or more frequently if events or changes in circumstances indicate that the carrying amount might not be recoverable. Goodwill impairment testing compares the fair value of a reporting unit with its carrying amount, including goodwill. If the fair value of the reporting unit to which the goodwill relates is less than the carrying amount of the reporting unit, an impairment charge is recognized for the amount by which the carrying amount exceeds the fair value of the reporting unit in an amount not to exceed the total amount of goodwill allocated to the reporting unit. Other assets consists primarily of accruals for asset management and service fees and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Table of Contents Fortitude Life Insurance & Annuity Company 65

Separate account assets - We have elected the fair value option on the entirety of our separate account assets which represents segregated funds that are invested for certain contractholders. The contractholder has the option of directing funds to a wide variety of investment options, most of which invest in mutual funds. The investment risk on the variable portion of a contract is borne by the contractholder, except to the extent of minimum guarantees by the Company, which are not separate account liabilities. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The investment income and realized investment gains or losses from separate accounts generally accrue to the contractholders and are not included in the Company’s results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income”. Asset management and service fees charged to the accounts are included in “Asset management and service fees”. See Note 19 for additional information regarding separate account arrangements with contractual guarantees. See also “Separate account liabilities” below. Accounting Policies Specific to the Ceded Business Reinsurance recoverables - We have elected the fair option on the entirety of our reinsurance recoverables which represent receivables that back the insurance liabilities under the reinsurance agreement regarding the business reinsured to Prudential Insurance. The reinsurance recoverable is recorded to match the associated insurance liabilities, which are recorded at fair value. Accordingly, the fair value of our reinsurance recoverable is determined by the fair value calculation of our insurance liabilities. See discussion regarding the significant accounting policies of insurance liabilities further below. Changes in reinsurance recoverables and the associated insurance liabilities are both recorded through “Policyholder benefits and changes in fair value of insurance liabilities” within the Consolidated Statements of Operations. For additional information about these reinsurance arrangements see Note 8. Net modified coinsurance receivables and payables - We have elected the fair value option on the entirety of our modified coinsurance agreement receivables and payables. Modified coinsurance receivables represent the reserve credits for the insurance liabilities covered under the reinsurance agreement with Pruco Life regarding our variable annuity base contracts with guaranteed benefits. The modified coinsurance receivable is recorded to match the associated insurance liabilities, which are recorded at fair value. Accordingly, the fair value of our modified coinsurance receivable is determine by the fair value calculation of our insurance liabilities. See discussion regarding the significant accounting policies of insurance liabilities further below. Similarly, the modified coinsurance payable primarily represents the fair value of the assets backing the ceded insurance liabilities under the reinsurance agreement. Accordingly, the fair value of the modified coinsurance payable is calculated to match the fair value of the assets under the reinsurance agreement. The modified coinsurance agreement receivables and payables are presented on a net basis within the Consolidated Statements of Financial Position. Table of Contents Fortitude Life Insurance & Annuity Company 66

Deposit asset - We have elected the fair value option on the entirety of our deposit asset, which represents assets, held in trust by the reinsurer, that back the insurance liabilities under the reinsurance agreement with Pruco Life regarding our fixed indexed annuities and fixed annuities with a guaranteed lifetime withdrawal income. The deposit is recorded to match the associated insurance liabilities, which are recorded at fair value. Accordingly, the fair value of our deposit asset is determined by the fair value calculation of our insurance liabilities. LIABILITIES Insurance liabilities - We have elected the fair value option on the entirety of our insurance liabilities, which primarily include liabilities for guarantee benefits related to certain long-duration life and annuity contracts, which are discussed more fully in Note 7. These liabilities represent reserves for guaranteed minimum death benefits (“GMDB”), guaranteed minimum income benefits (“GMIB”), guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum income and withdrawal benefits (“GMIWB”). Changes in the fair value of insurance liabilities are reported in “Policyholder benefits and changes in fair value of insurance liabilities” on the consolidated statements of operations. The assumptions used in establishing reserves are generally based on the Company’s experience, industry experience and/or other factors, as applicable. We evaluate, and update when applicable, our actuarial assumptions such as mortality and policyholder behavior assumptions, on a quarterly basis. Generally, we do not expect trends to change significantly in the short- term and, to the extent these trends may change, we expect such changes to be gradual over the long-term. Cash collateral for loaned securities represents liabilities to return cash proceeds from securities lending transactions. Securities lending transactions are used primarily to earn spread income or to facilitate trading activity. As part of securities lending transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities, and receives cash as collateral. Cash proceeds from securities lending transactions are primarily used to earn spread income, and are typically invested in cash equivalents, short-term investments or fixed maturities. Securities lending transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities lending transactions are with large brokerage firms and large banks. Income and expenses associated with securities lending transactions used to earn spread income are reported as “Net investment income”. Securities sold under agreements to repurchase represents liabilities associated with securities repurchase agreements that are used primarily to earn spread income. As part of securities repurchase agreements, the Company transfers U.S. government and government agency securities to a third-party and receives cash as collateral. For securities repurchase agreements, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities. Receivables associated with securities purchased under agreements to resell are generally reflected as cash equivalents. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities. Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third-party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. The majority of these transactions are with large brokerage firms and large banks. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold. Securities to be repurchased are the same, or substantially the same, as those sold. The majority of these transactions are with highly rated money market funds. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income”. Other liabilities consists primarily of accrued expenses, technical overdrafts, and payables resulting from purchases of securities that had not yet settled at the balance sheet date. Other liabilities may also include derivative instruments for which fair values are determined as described below under “Other Accounting Policies”. Table of Contents Fortitude Life Insurance & Annuity Company 67

Separate account liabilities - We have elected the fair value option on the entirety of our separate account liabilities which primarily represents the contractholders’ account balances in separate account assets, and to a lesser extent, borrowings of the separate account, and will be equal and offsetting to total separate account assets. See also “Separate account assets” above. Commitments and contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual. These accruals are generally reported in “Other liabilities”. REVENUES AND BENEFITS AND EXPENSES Insurance Revenue and Expense Recognition Revenues for variable deferred annuity contracts consist of charges against contractholder account values or separate accounts for mortality and expense risks, administration fees, surrender charges and an annual maintenance fee per contract. Revenues for mortality and expense risk charges and administration fees are recognized as assessed against the contractholder. Surrender charge revenue is recognized when the surrender charge is assessed against the contractholder at the time of surrender. Liabilities for the variable investment options on annuity contracts represent the account value of the contracts and are included in “Separate account liabilities”. Revenues for variable immediate annuity and supplementary contracts with life contingencies consist of certain charges against contractholder account values including mortality and expense risks and administration fees. These charges and fees are recognized as revenue when assessed against the contractholder. Liabilities for variable immediate annuity contracts represent the account value of the contracts and are included in “Separate account liabilities”. Revenues for fixed immediate annuity and fixed supplementary contracts with and without life contingencies consist of net investment income. In addition, revenues for fixed immediate annuity contracts with life contingencies also consist of single premium payments recognized as annuity considerations when received. Revenues for variable life insurance contracts consist of charges against contractholder account values or separate accounts for expense charges, administration fees, cost of insurance charges and surrender charges. Certain contracts also include charges against premium to pay state premium taxes. All of these charges are recognized as revenue when assessed against the contractholder. Liabilities for variable life insurance contracts represent the account value of the contracts and are included in “Separate account liabilities”. Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 7. Amounts received as payment for variable annuities and other contracts without life contingencies are reported as deposits to “Insurance liabilities” and/or “Separate account liabilities.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investments in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally recorded when received. Benefits and expenses for these products include claims in excess of related account balances and expenses of contract administration. Asset management and service fees principally includes asset-based asset management fees, which are recognized in the period in which the services are performed. Other income primarily includes foreign exchange gains and losses related to certain currency derivatives and the associated hedged items. Also included in other income are realized and unrealized activity related to certain private equity investments that are reported in “Other invested assets”. Table of Contents Fortitude Life Insurance & Annuity Company 68

Realized investment gains (losses), net includes unrealized and realized gains or losses on investments which includes non- foreign exchange-related derivative gains or losses. The derivative gains or losses include the impact of maturities, terminations, and changes in fair value of the derivative instruments. OTHER ACCOUNTING POLICIES Derivative Financial Instruments Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk (“NPR”) used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties, while others are bilateral contracts between two counterparties. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models. Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As part of our application of push-down accounting in connection with the acquisition of the Company, we have de-designated the Predecessor Company's hedging relationships for all of our derivative instruments and accordingly any related accumulated unrealized gains and losses that were previously recorded in AOCI were reset to zero at the acquisition date. The Successor Company does not designate any new derivatives as instruments that qualify for hedge accounting treatment. Accordingly, all realized and unrealized changes in fair value of derivatives for Successor Company periods are recorded in current earnings within either “Investment gains (losses), net” or “Other income” on the Consolidated Statements of Operations. In addition, for the Successor Company, derivatives are reported in the operating activities section in the Statements of Cash Flows as they are considered economic hedges. Derivatives are recorded either as assets, within “Other invested assets,” or as liabilities, within “Other liabilities”. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed. RECENT ACCOUNTING PRONOUNCEMENTS Changes to U.S. GAAP are established by the Financial Accounting Standards Board (“FASB”) in the form of Accounting standard updates (“ASU”) to the FASB Accounting Standards Codification (“ASC”). The Company considers the applicability and impact of all ASUs. ASUs listed below include those that have been adopted during the current fiscal year and/or those that have been issued but not yet adopted as of December 31, 2022 and as of the date of this filing. ASUs not listed below were assessed and determined to be either not applicable or not material. ASUs issued but not yet adopted as of December 31, 2022 ASU 2018-12, Financial Services - Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts, was issued by the FASB. This update, along with any subsequent amendments associated with this update, are not applicable due to our election to adopt the fair value option on all of our insurance liabilities. Table of Contents Fortitude Life Insurance & Annuity Company 69

The following represents additional updates that have been issued but not yet adopted as of December 31, 2022: Standard Description Effective date and method of adoption Effect on the financial statements or other significant matters ASU 2022-02, Financial Instruments – Credit Losses (Topic 326): Troubled Debt Restructurings and Vintage Disclosure This ASU eliminates the accounting guidance for Troubled Debt Restructurings (“TDR”) for creditors and adds enhanced disclosure requirements for certain loan refinancings and restructurings by creditors made to borrowers experiencing financial difficulty. Following adoption of the ASU, all loan refinancings are subject to the modification guidance in ASC 310-20. This ASU also amends the guidance on the vintage disclosures to require disclosure of current-period gross write-offs by year of origination. January 1, 2023 using the prospective method with an option to apply a modified retrospective transition method for the recognition and measurement of TDRs which will include a cumulative effect adjustment on the balance sheet in the period of adoption. Early adoption is permitted beginning January 1, 2022, including adoption in an interim period provided guidance is applied as of the beginning of the year. We have elected the fair value option on all mortgage and other loans and expect to elect the fair value option on any newly acquired financing receivables. Accordingly, we do not expect the adoption of the ASU to have an impact on the Consolidated Financial Statements or Notes to the Consolidated Financial Statements 3. SEGMENT INFORMATION - SUCCESSOR COMPANY Following the acquisition by FGH, we have separated our business into two reportable segments, which we refer to as the “Retained Business” and the “Ceded Business.” The Retained Business consists of variable annuity products with guaranteed lifetime withdrawal benefit features as well as smaller blocks of variable annuity products with certain other living benefit and death benefit features. The Retained Business also includes variable universal life and fixed payout annuity products. The Retained Business is actively managed by FLIAC management and the Successor Company retains the full economic benefits and risks. The Ceded Business represents certain business (primarily registered index-linked annuities and fixed annuities, which includes fixed indexed and fixed deferred annuities, and other variable annuities) where 100 percent of the assets and liabilities have been fully ceded to Prudential Insurance and Pruco Life under coinsurance and modified coinsurance agreements. Historical information has not been revised for the segment presentation and is not comparable following the election of push-down accounting as of April 1, 2022. Table of Contents Fortitude Life Insurance & Annuity Company 70

The following is the consolidated balance sheet by segment: December 31, 2022 Retained Business Ceded Business Total (in millions) ASSETS Total investments $ 4,257 $ 1,630 $ 5,887 Cash and cash equivalents 433 439 872 Accrued investment income 41 11 52 Reinsurance recoverables — 235 235 Net modified coinsurance receivable — 18 18 Income taxes 50 — 50 Deposit asset — 607 607 Goodwill 93 — 93 Other assets 113 14 127 Separate account assets 21,558 2,043 23,601 TOTAL ASSETS $ 26,545 $ 4,997 $ 31,542 LIABILITIES AND EQUITY LIABILITIES Insurance liabilities $ 2,941 $ 2,605 $ 5,546 Other liabilities 459 349 808 Separate account liabilities 21,558 2,043 23,601 TOTAL LIABILITIES 24,958 4,997 29,955 EQUITY 1,587 — 1,587 TOTAL LIABILITIES AND EQUITY $ 26,545 $ 4,997 $ 31,542 Table of Contents Fortitude Life Insurance & Annuity Company 71

The following is the consolidated comprehensive income (loss) by segment: Nine Months Ended December 31, 2022 Retained Business Ceded Business Total (in millions) REVENUES Premiums $ 19 $ — $ 19 Policy charges and fee income 365 — 365 Net investment income 125 130 255 Asset management and service fees 71 — 71 Other income 5 2 7 Investment losses, net (861) (1,046) (1,907) TOTAL REVENUES (276) (914) (1,190) BENEFITS AND EXPENSES Policyholder benefits and changes in fair value of insurance liabilities (96) (914) (1,010) Commission expense 65 — 65 General, administrative and other expenses 75 — 75 TOTAL BENEFITS AND EXPENSES 44 (914) (870) LOSS FROM OPERATIONS BEFORE INCOME TAXES (320) — (320) Income tax benefit (34) — (34) NET LOSS $ (286) $ — $ (286) Other comprehensive income, before tax: Changes in own-credit risk related to insurance liabilities 140 — 140 Less: Income tax expense 29 — 29 Other comprehensive income, net of taxes 111 — 111 COMPREHENSIVE LOSS $ (175) $ — $ (175) Table of Contents Fortitude Life Insurance & Annuity Company 72

4. INVESTMENTS - SUCCESSOR COMPANY As discussed in Note 2, we have elected to apply the fair value option for FLIAC's entire portfolio of fixed maturity and equity securities and mortgage and other loans. The impact of the election has resulted in the following changes: • Elimination of the “available-for-sale” designation on all fixed maturity securities, resulting in a change in the recording of unrealized gains and losses through “Investment gains (losses), net” in the consolidated statements of operations rather than in “Accumulated other comprehensive income” (“AOCI”) as a component of equity in the consolidated statements of financial position; • Elimination of the required allowance for current expected credit losses on applicable financial assets under ASC 326 - Financial Instruments - Credit Losses, which include fixed maturity securities designated as “available-for-sale” and mortgage and other loans; and • Elimination of a significant portion of the required disclosures for available-for-sale securities and mortgage and other loans. These disclosures primarily relate to the amortized cost and unrealized gains and losses on available-for- sale securities. Disclosures for historical periods under the Predecessor Company are provided in Note 15. The accumulated unrealized gains and losses recorded in AOCI at March 31, 2022 related to the available-for-sale securities were reset in conjunction with our election of push-down accounting on April 1, 2022. Similarly, the allowance for credit losses at March 31, 2022 on our available-for-sale securities and secured receivable was eliminated in conjunction with our election of push-down accounting on April 1, 2022. As of December 31, 2022, there was no balance remaining in AOCI for unrealized gains and losses on our available-for-sale securities and no remaining allowance for credit losses. See Note 6 for further discussion and disclosures of the fair values of these financial assets. Secured Receivable The economics of commercial mortgage and other loans and certain fixed maturity securities held by the Predecessor Company were transferred to FLIAC via participation agreements at acquisition. The legal ownership and control over the participated assets was not transferred and cannot be freely pledged or exchanged by FLIAC. This transfer did not meet the requirements of sale accounting and is therefore accounted for as a secured borrowing. These participated assets were represented on our balance sheet, at fair value, in the form of a secured receivable, all of which was associated with our Ceded Business segment. During 2022, all assets within the participation agreements were transferred out of the Company as part of the novation program discussed in Note 1. Accordingly, the secured receivable is no longer carried on FLIAC's balance sheet as of December 31, 2022, however, income statement activity for the nine months ended, December 31, 2022 related to the secured receivable is included in the following charts, where applicable. Other Invested Assets The following table sets forth the composition of “Other invested assets”: December 31, 2022 Retained Business Ceded Business Total (in millions) LPs/LLCs: Equity method: Private equity $ — $ 4 $ 4 Real estate-related — 5 5 Subtotal equity method — 9 9 Fair value: Private equity 344 1 345 Total LPs/LLCs 344 10 354 Derivative instruments 85 — 85 Policy loans 11 — 11 Total other invested assets $ 440 $ 10 $ 450 Table of Contents Fortitude Life Insurance & Annuity Company 73

Table of Contents

Fortitude Life Insurance & Annuity Company

Accrued Investment Income

The following table sets forth the composition of "Accrued investment income," as of the date indicated:

	December 31, 2022		
	Retained Business	Ceded Business	Total
		(in millions)	
Fixed maturity securities	$ 37	$ 10	$ 47
Mortgage and other loans	1	—	1
Short-term investments and cash equivalents	3	1	4
Total accrued investment income	$ 41	$ 11	$ 52

There were no write-downs on accrued investment income for the nine months ended December 31, 2022.

Net Investment Income

The following table sets forth "Net investment income" by investment type, for the periods indicated:

	Nine Months Ended December 31, 2022		
	Retained Business	Ceded Business	Total
		(in millions)	
Fixed maturity securities	$ 123	$ 94	$ 217
Equity securities	—	3	3
Secured receivable	—	18	18
Mortgage and other loans	2	—	2
Other invested assets	2	7	9
Short-term investments and cash equivalents	—	10	10
Gross investment income	$ 127	$ 132	$ 259
Less: investment expenses	(2)	(2)	(4)
Net investment income	$ 125	$ 130	$ 255

The activity above includes interest income related to fair value option investments, where applicable.

Investment Gains (Losses), Net

The following table sets forth "Investment gains (losses), net" by investment type, for the periods indicated:

	Nine Months Ended December 31, 2022								
	Retained Business			Ceded Business			Total Business		
	Unrealized	Realized	Total	Unrealized	Realized	Total	Unrealized	Realized	Total
					(in millions)				
Fixed maturity securities	$ (517)	$ (123)	$ (640)	$ 232	$ (501)	$ (269)	$ (285)	$ (624)	$ (909)
Equity securities	—	—	—	(27)	—	(27)	(27)	—	(27)
Secured receivable	—	—	—	—	(59)	(59)	—	(59)	(59)
Derivatives	—	(221)	(221)	—	(691)	(691)	—	(912)	(912)
Total	$ (517)	$ (344)	$ (861)	$ 205	$ (1,251)	$ (1,046)	$ (312)	$ (1,595)	$ (1,907)

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Repurchase Agreements and Securities Lending In the normal course of business, FLIAC sells securities under agreements to repurchase and enters into securities lending transactions. These balances are recorded within Other liabilities in the consolidated statements of financial position. The following table sets forth, by type, the securities that we have agreed to repurchase, all of which are contained in the Retained Business. The below amounts represent the cash received under the outstanding repurchase agreements. December 31, 2022 Remaining Contractual Maturities of the Agreements Overnight & Continuous Up to 30 days 30-90 days Total (in millions) U.S. corporate public securities $ — $ 111 $ 200 $ 311 The market value of the securities posted as collateral under the repurchase agreements was $326 million. The following table sets forth the remaining contractual maturities of the Successor Company's securities lending transactions by the security type that was loaned, all of which are contained in the Ceded Business. The amounts below represent the cash collateral received for the loaned securities. December 31, 2022 Remaining Contractual Maturities of the Agreements Overnight & Continuous Up to 30 days 30-90 days Total (in millions) Equity securities $ 106 $ — $ — $ 106 The market value of the securities loaned was $103 million as of December 31, 2022. Securities Pledged, Restricted Assets and Special Deposits The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities purchased under agreements to resell. As of December 31, 2022 there were fixed maturity securities of $7 million on deposit with governmental authorities or trustees as required by certain insurance laws. 5. DERIVATIVES AND HEDGING - SUCCESSOR COMPANY Types of Derivative Instruments The Company utilizes various derivative instruments and strategies to manage its risk. Commonly used derivative instruments include but are not necessarily limited to: • Interest rate contracts: futures, swaps, forwards, options, caps and floors • Equity contracts: futures, options and total return swaps • Foreign exchange contracts: futures, options, forwards and swaps • Credit contracts: single and index reference credit default swaps See below for information on these contracts and the related strategies. Table of Contents Fortitude Life Insurance & Annuity Company 75

Interest Rate Contracts Interest rate swaps and futures are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities and to hedge against changes in their values it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or to a portfolio of assets or liabilities. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount. In standardized exchange-traded interest rate futures transactions, the Company purchases or sells a specified number of contracts, the values of which are determined by the daily market values of underlying referenced investments. The Company enters into exchange-traded futures with regulated futures commission merchants who are members of a trading exchange. Equity Contracts Equity options, total return swaps, and futures are used by the Company to manage its exposure to the equity markets which impacts the value of assets and liabilities it owns or anticipates acquiring or selling. Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range. Total return swaps are contracts whereby the Company agrees with counterparties to exchange, at specified intervals, the difference between the return on an asset (or market index) and Secured Overnight Financing Rate (“SOFR”) plus an associated funding spread based on a notional amount. The Company generally uses total return swaps to hedge the effect of adverse changes in equity indices. In standardized exchange-traded equity futures transactions, the Company purchases or sells a specified number of contracts, the values of which are determined by the daily market values underlying referenced equity indices. The Company enters into exchange-traded futures with regulated futures commission merchants who are members of a trading exchange. Foreign Exchange Contracts Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell. Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar- denominated earnings are expected to be generated. Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. Credit Contracts The Company purchases credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. The Company sells credit protection using credit derivatives in order to generate a credit spread for the benefit of the Company’s investment portfolio. Table of Contents Fortitude Life Insurance & Annuity Company 76

Primary Risks Managed by Derivatives The table below provides a summary, by operating segment, of the gross notional amount and fair value of derivative contracts by the primary underlying risks, excluding embedded derivatives and associated reinsurance recoverables. Many derivative instruments contain multiple underlying risks. The fair value amounts below represent the value of derivative contracts prior to taking into account the netting effects of master netting agreements and cash collateral. As part of our application of push-down accounting in connection with the acquisition of the Company, we have de-designated the Predecessor Company's hedging relationships for all of our derivative instruments and accordingly any related accumulated unrealized gains and losses that were previously recorded in AOCI were reset to zero at the acquisition date. Historical information has not been restated under the updated segmentation and is not comparable following the change in ownership on April 1, 2022. See Notes 1 and 2 for further information regarding the acquisition of the Company and Note 3 for further information regarding the Company's operating segments. Successor Company December 31, 2022 Primary Underlying Risk/Instrument Type Gross Notional Values/ Units Fair Value Assets Liabilities (in millions) Retained Business Interest Rate Interest Rate Swaps $ 12,131 $ 228 $ (553) Currency/Interest Rate Foreign Currency Swaps 100 11 — Credit Credit Default Swaps 520 5 — Equity Equity Futures (1,737) 46 — Total Return Swaps — 24 (49) Equity Options 3,286 118 — Total Derivatives, Retained Business 14,300 432 (602) Ceded Business Interest Rate Interest Rate Swaps 2,517 48 (117) Currency/Interest Rate Foreign Currency Swaps 48 6 — Credit Credit Default Swaps 71 1 — Equity Total Return Swaps — — — Equity Options 7,139 180 (356) Total Derivatives, Ceded Business 9,775 235 (473) Total Derivatives (1) $ 24,075 $ 667 $ (1,075) (1) Recorded in “Other invested assets” and “Other liabilities” on the Consolidated Statements of Financial Position Table of Contents Fortitude Life Insurance & Annuity Company 77

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Offsetting Assets and Liabilities

The following table presents recognized derivative instruments, that are offset in the Statements of Financial Position, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the Consolidated Statements of Financial Position.

	December 31, 2022				
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
			(in millions)		
Offsetting of Financial Assets:					
Derivatives					
Retained Business	$ 183	$ (98)	$ 85	$ (85)	$ —
Ceded Business	235	(235)	—	—	—
Total	$ 418	$ (333)	$ 85	$ (85)	$ —
Offsetting of Financial Liabilities:					
Derivatives					
Retained Business	$ 353	$ (353)	$ —	$ —	$ —
Ceded Business	473	(272)	201	—	201
Repurchase agreements	311	—	311	(311)	—
Securities lending transactions	106	—	106	(103)	3
Total	$ 1,243	$ (625)	$ 618	$ (414)	$ 204

(1) Amounts exclude the excess of collateral received/pledged from/to the counterparty.

For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see "Credit Risk" below and Note 11. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset.

The following tables provide the financial statement classification and impact of derivatives, by segment.

	Successor Company		
	Nine Months Ended December 31,2022		
	Investment gains (losses), net	Other income	Total
		(in millions)	
Retained Business			
Interest Rate	$ (739)	$ —	$ (739)
Currency/Interest Rate	—	9	9
Credit	5	—	5
Equity	513	—	513
Total, Retained Business	(221)	9	(212)
Ceded Business			
Interest Rate	(58)	—	(58)
Currency	—	2	2
Currency/Interest Rate	(22)	90	68
Credit	—	—	—
Equity	(611)	—	(611)
Total, Ceded Business	(691)	92	(599)
Total	$ (912)	$ 101	$ (811)

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Counterparty Credit Risk The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial derivative transactions with a positive fair value. FLIAC manages credit risk by (i) entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties governed by master netting agreements, as applicable; (ii) trading through central clearing and OTC parties; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single-party credit exposures which are subject to periodic management review. Substantially all of the Company’s derivative agreements require daily full collateralization by the party in a liability position. 6. FAIR VALUE OF ASSETS AND LIABILITIES - SUCCESSOR COMPANY Fair Value Measurement – Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows: Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include cash and cash equivalents, equity securities, and derivative contracts that trade on an active exchange market. Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturity securities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not trade in active markets because they are not publicly available), short-term investments, and certain OTC derivatives. Level 3 - Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, and certain manually priced public fixed maturities. Also included, for the Predecessor company only, were certain highly structured OTC derivatives and embedded derivatives resulting from reinsurance or certain products with guaranteed benefits. Fair Value Option Election As discussed in Note 2, we have elected to adopt the fair value option for several of our financial assets and liabilities. The following are the financial assets and liabilities for which we have elected the fair value option: • Fixed maturity securities • Equity securities • Secured receivable • Mortgage and other loans • Reinsurance recoverable • Separate account assets and liabilities • Net modified coinsurance receivable • Deposit asset • Insurance liabilities See further below for a discussion of the Successor Company's valuation methodologies for assets and liabilities measured at fair value and the fair value hierarchy. Table of Contents Fortitude Life Insurance & Annuity Company 79

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Assets and Liabilities by Hierarchy Level – The table below present the balances of assets and liabilities reported at fair value on a recurring basis:

	Successor Company				
	December 31, 2022				
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in millions)				
Total Business					
Assets					
Fixed Maturity Securities					
U.S Treasury securities and obligations of U.S. government authorities and agencies	$ —	$ 696	$ —	$ —	$ 696
Obligations of U.S. states and their political subdivisions	—	166	—	—	166
Foreign government bonds	—	5	—	—	5
U.S. corporate public securities	—	2,796	—	—	2,796
U.S. corporate private securities	—	144	146	—	290
Foreign corporate public securities	—	211	—	—	211
Foreign corporate private securities	—	31	36	—	67
Asset-backed securities(2)	—	377	155	—	532
Commercial mortgage-backed securities	—	43	—	—	43
Residential mortgage-backed securities	—	218	—	—	218
Total Fixed Maturity Securities	$ —	$ 4,687	$ 337	$ —	$ 5,024
Equity securities	175	—	—	—	175
Mortgage and other loans	—	—	196	—	196
Short-term investments	—	42	—	—	42
Cash and cash equivalents	872	—	—	—	872
Other invested assets(3)	46	621	—	(582)	85
Deposit asset	—	—	607	—	607
Reinsurance recoverables	—	—	235	—	235
Net modified coinsurance receivable	—	—	18	—	18
Subtotal excluding separate account assets	1,093	5,350	1,393	(582)	7,254
Separate account assets	—	23,601	—	—	23,601
Total assets	$ 1,093	$ 28,951	$ 1,393	$ (582)	$ 30,855
Liabilities					
Insurance liabilities	—	—	5,546	—	5,546
Other liabilities - derivatives	—	1,076	—	(875)	201
Separate account liabilities	—	23,601	—	—	23,601
Total liabilities	$ —	$ 24,677	$ 5,546	$ (875)	$ 29,348

(1) "Netting" amounts represent offsetting considerations as disclosed in Note 5.
(2) Includes credit-tranched securities collateralized by syndicated bank loans, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.
(3) Other invested assets excluded from the fair value hierarchy include certain hedge funds, private equity funds and other funds for which fair value is measured at net asset value ("NAV") per share (or its equivalent) as a practical expedient. At December 31, 2022, the fair values of such investments were $345 million. See Note 4 for further details.

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The table below present the balances of assets and liabilities reported at fair value on a recurring basis for the Retained Business:

	Successor Company				
	December 31, 2022				
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in millions)				
Retained Business					
Assets					
Fixed Maturity Securities					
U.S Treasury securities and obligations of U.S. government authorities and agencies	$ —	$ 582	$ —	$ —	$ 582
Obligations of U.S. states and their political subdivisions	—	136	—	—	136
Foreign government bonds	—	—	—	—	—
U.S. corporate public securities	—	2,018	—	—	2,018
U.S. corporate private securities	—	—	146	—	146
Foreign corporate public securities	—	122	—	—	122
Foreign corporate private securities	—	—	36	—	36
Asset-backed securities(2)	—	358	155	—	513
Commercial mortgage-backed securities	—	43	—	—	43
Residential mortgage-backed securities	—	20	—	—	20
Total Fixed Maturity Securities	$ —	$ 3,279	$ 337	$ —	$ 3,616
Mortgage and other loans	—	—	196	—	196
Short-term investments	—	3	—	—	3
Cash and cash equivalents	433	—	—	—	433
Other invested assets(3)	46	386	—	(347)	85
Subtotal excluding separate account	479	3,668	533	(347)	4,333
Separate account assets	—	21,558	—	—	21,558
Total assets	$ 479	$ 25,226	$ 533	$ (347)	$ 25,891
Liabilities					
Insurance liabilities	—	—	2,941	—	2,941
Other liabilities - derivatives	—	602	—	(602)	—
Separate account liabilities	—	21,558	—	—	21,558
Total liabilities	$ —	$ 22,160	$ 2,941	$ (602)	$ 24,499

(1) "Netting" amounts represent offsetting considerations as disclosed in Note 5.
(2) Includes credit-tranched securities collateralized by syndicated bank loans, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.
(3) Other invested assets within the above chart are comprised of derivatives. Excluded from the above chart are private equity funds for which fair value is measured at net asset value ("NAV") per share (or its equivalent) as a practical expedient. At December 31, 2022, the fair values of such investments were $344 million. See Note 4 for further details.

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The table below present the balances of assets and liabilities reported at fair value on a recurring basis for the Ceded Business:

	Successor Company December 31, 2022				
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in millions)				
Ceded Business					
Assets					
Fixed Maturity Securities					
U.S Treasury securities and obligations of U.S. government authorities and agencies	$ —	$ 114	$ —	$ —	$ 114
Obligations of U.S. states and their political subdivisions	—	30	—	—	30
Foreign government bonds	—	5	—	—	5
U.S. corporate public securities	—	778	—	—	778
U.S. corporate private securities	—	144	—	—	144
Foreign corporate public securities	—	89	—	—	89
Foreign corporate private securities	—	31	—	—	31
Asset-backed securities(2)	—	19	—	—	19
Commercial mortgage-backed securities	—	—	—	—	—
Residential mortgage-backed securities	—	198	—	—	198
Total Fixed Maturity Securities	$ —	$ 1,408	$ —	$ —	$ 1,408
Equity securities	175	—	—	—	175
Short-term investments	—	39	—	—	39
Cash and cash equivalents	439	—	—	—	439
Other invested assets(3)	—	235	—	(235)	—
Deposit asset	—	—	607	—	607
Reinsurance recoverables	—	—	235	—	235
Net modified coinsurance receivable	—	—	18	—	18
Subtotal excluding separate account	614	1,682	860	(235)	2,921
Separate account assets	—	2,043	—	—	2,043
Total assets	$ 614	$ 3,725	$ 860	$ (235)	$ 4,964
Liabilities					
Insurance liabilities	—	—	2,605	—	2,605
Other liabilities - derivatives	—	473	—	(272)	201
Separate account liabilities	—	2,043	—	—	2,043
Total liabilities	$ —	$ 2,516	$ 2,605	$ (272)	$ 4,849

(1) "Netting" amounts represent offsetting considerations as disclosed in Note 4.
(2) Includes credit-tranched securities collateralized by syndicated bank loans, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.
(3) Other invested assets within the above chart are comprised of derivatives. Excluded from the above chart are private equity funds for which fair value is measured at net asset value ("NAV") per share (or its equivalent) as a practical expedient. At December 31, 2022, the fair values of such investments were $1 million. See Note 4 for further details.

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The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below. Fixed Maturity Securities – Whenever available, we obtain quoted prices in active markets for identical assets at the balance sheet date to measure fixed maturity securities at fair value. Market price data is generally obtained from dealer markets. We employ multiple independent third-party valuation service providers that gather, analyze, and interpret market information to derive fair value estimates for individual investments, based upon market-accepted methodologies and assumptions. The methodologies used by these independent third-party valuation service providers are reviewed and understood by management, through periodic discussion with and information provided by the independent third-party valuation service providers, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. In addition, control processes are applied to the fair values received from independent third-party valuation service providers to determine the accuracy of these values. These control processes are designed to assess whether the fair values received from independent third-party valuation service providers are accurately recorded, that their data inputs and valuation techniques are appropriate and consistently applied and that the assumptions used appear reasonable and consistent with the objective of determining fair value. We assess the reasonableness of individual security values received from independent third-party valuation service providers through various analytical techniques, review of various pricing integrity reports and pricing trends, back testing, and have procedures to escalate related questions internally and to the independent third-party valuation service providers for resolution. To assess the degree of pricing consensus among various valuation service providers for specific asset types, we conduct comparisons of prices received from available sources. We use these comparisons to establish a hierarchy for the fair values received from independent third-party valuation service providers to be used for particular security classes. We also validate prices for selected securities through reviews by members of management who have relevant expertise and who are independent of those charged with executing investing transactions. When observable price quotations are not available, internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances, or where the Company ultimately concludes that pricing information received from the independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally developed valuation. Fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of comparable securities, adjusted for illiquidity and structure. Fair values determined internally are also subject to management review to determine whether the valuation models and related inputs are reasonable. Pricing service overrides, internally- developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy. Equity Securities – Equity securities consist principally of investments in common and preferred stock of publicly traded companies, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Derivative Instruments (Other invested assets and other liabilities) – The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, NPR, liquidity and other factors. The Company's exchange-traded futures and options include treasury and equity futures. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy. Table of Contents Fortitude Life Insurance & Annuity Company 83

The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross-currency swaps, currency forward contracts and credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black- Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors. The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including the secured overnight financing rate ("SOFR"), obtained from external market data providers, third-party pricing vendors, and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy. Mortgage and other loans – Fair value for mortgage and other loans is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar- denominated loans) plus an appropriate credit spread for loans of similar quality, average life, and currency. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology. Certain mortgage and other loans are valued incorporating other factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates and credit risk. The difference in the aggregate fair value and unpaid principal balance of mortgage and other loans was de minimis at December 31, 2022. There were no mortgage and other loans that were 90 days or more past due or were in nonaccrual status at December 31, 2022. Cash and cash equivalents and Short-term investments – Cash equivalents and short-term investments include money market instruments and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. Separate account assets and liabilities – Separate account assets include fixed maturity securities, treasuries, equity securities, mutual funds and commercial mortgage loans for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Equity Securities”. Separate account liabilities are recorded at the amount credited to the contractholder, which reflects the change in fair value of the corresponding separate account assets including contractholder deposits less withdrawals and fees. Reinsurance recoverable – The reinsurance recoverable represents a recoverable that backs the insurance liabilities under the reinsurance agreement regarding the business reinsured to Prudential Insurance. The reinsurance recoverable is recorded to match the associated insurance liabilities, which are recorded at fair value. Accordingly, the fair value of our reinsurance recoverable is determined by the fair value calculation of our insurance liabilities. See discussion of the fair value determination for insurance liabilities below. Modified coinsurance agreement receivables and payables – The modified coinsurance receivable represents the reserve credits for the insurance liabilities covered under the reinsurance agreements regarding our variable annuity base contracts, along with guaranteed benefits. The modified coinsurance receivable is recorded to match the associated insurance liabilities, which are recorded at fair value. Accordingly, the fair value of our modified coinsurance receivable is determined by the fair value calculation of our insurance liabilities. See our discussion of the fair value determination for insurance liabilities below. Similarly, the modified coinsurance payable primarily represents the fair value of the cession of assets backing the ceded insurance liabilities under the reinsurance agreement. Accordingly, the fair value of the modified coinsurance payable is calculated to match the fair value of the assets under the reinsurance agreement. See our discussion of the fair value determination for the respective assets within the modified coinsurance portfolio, which are included in our discussion of fair value herein. Deposit asset – The deposit asset represents assets, held in trust by the reinsurer, that back the insurance liabilities under the reinsurance agreement regarding our fixed indexed annuities and fixed annuities with a guaranteed lifetime withdrawal income. The deposit is recorded to match the associated insurance liabilities, which are recorded at fair value. Accordingly, the fair value of our deposit asset is determined by the fair value calculation of our insurance liabilities. See discussion of the fair value determination for insurance liabilities below. Insurance liabilities – Our insurance liabilities are primarily comprised of guarantees primarily associated with the living Table of Contents Fortitude Life Insurance & Annuity Company 84

benefit features of certain variable annuity contracts, including guaranteed minimum accumulation benefits (“GMAB”), guaranteed withdrawal benefits (“GMWB”), guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income and withdrawal benefits (“GMIWB”). These are optional riders that are added to the base variable annuity contract, which includes Mortality and Expense charges (M&E) and contract charges. The fair values of these liabilities are calculated as the present value of future expected benefit payments to customers, anticipated future trail commissions paid to agents and certain administrative expenses less the present value of future expected rider fees, M&E charges, contract charges and the anticipated future reimbursement of certain asset management fees. This methodology could result in either a liability or asset balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management's judgment. The significant inputs to the valuation models include capital market assumptions, such as interest rate levels and volatility assumptions, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the insurance liabilities have been reflected within Level 3 in the fair value hierarchy. Table of Contents Fortitude Life Insurance & Annuity Company 85

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Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities – The tables below present quantitative information on significant internally-priced Level 3 assets and liabilities.

	Successor Company December 31, 2022						
	Fair Value (in millions)	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)
Assets:							
Retained business							
U.S. corporate private securities	$ 146	Discounted cash flow	Discount rate	4.75 %	8.03 %	6.56 %	Decrease
Foreign corporate public securities	36	Discounted cash flow	Discount rate	4.33 %	6.38 %	5.36 %	Decrease
Asset-backed securities	155	Discounted cash flow	Discount rate	7.19 %	8.51 %	7.94 %	Decrease
Mortgage and other loans							
Residential mortgage loans	161	Level yield	Market yield	5.75	9.97	8.40	Increase
Commercial mortgage loans	35	Trade price	Trade price	N/A	N/A	N/A	Increase
Ceded business							
Deposit asset	607	Fair values are determined using the same unobservable inputs as insurance liabilities.					
Reinsurance recoverables	235	Fair values are determined using the same unobservable inputs as insurance liabilities.					
Net modified coinsurance receivable	18	Fair values are determined using the same unobservable inputs as insurance liabilities.					
Liabilities:							
Retained business							
Insurance liabilities (1)	$ 2,941	Discounted cash flow	Lapse rate	1 %	20 %		Decrease
			Spread over risk-free	0.00 %	2.43 %		Decrease
			Utilization rate	92.5 %	100 %		Increase
			Withdrawal rate	See table footnote (2) below			
			Mortality rate	0 %	16 %		Decrease
Ceded business			Equity volatility curve	19.5 %	26 %		Increase
Insurance liabilities (1)	$ 2,605	Discounted cash flow	Lapse rate	1 %	20 %		Decrease
			Spread over risk-free	0.00 %	2.21 %		Decrease
			Utilization rate	92.5 %	100 %		Increase
			Withdrawal rate	See table footnote (2) below			
			Mortality rate	0 %	16 %		Decrease
			Equity volatility curve	19.5 %	26 %		Increase

(1) See Note 7 - Insurance liabilities for further discussion regarding the unobservable inputs noted above.

(2) The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions vary based on the age of the contractholder, the tax status of the contract and the duration since the contractholder began lifetime withdrawals. As of December 31, 2022, the minimum withdrawal rate assumption is 77% and the maximum withdrawal rate assumption may be greater than 100%. The fair value of the liability will generally increase the closer the withdrawal rate is to 100% and decrease as the withdrawal rate moves further away from 100%.

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Interrelationships Between Unobservable Inputs – In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another, or multiple, inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows: Corporate Securities – The rate used to discount future cash flows reflects current risk-free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors. During weaker economic cycles, as the expectations of default increases, credit spreads widen, which results in a decrease in fair value. Insurance Liabilities, at fair value – The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent that more efficient contractholder behavior results in greater in-the- moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the- money. Changes in Level 3 Assets and Liabilities – The following tables describe changes in fair values of Level 3 assets and liabilities, by business segment, and in the aggregate. In addition, the following tables include the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods. When a determination is made to classify assets and liabilities within Level 3, the determination is based on significance of the unobservable inputs in the overall fair value measurement. All transfers are based on changes in the observability of the valuation inputs, including the availability of pricing service information that the Company can validate. Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company can validate. Table of Contents Fortitude Life Insurance & Annuity Company 87

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Fortitude Life Insurance & Annuity Company

	Successor Company										
	Nine Months Ended December 31, 2022										
	Fair Value, beginning of period	Total realized and unrealized gains (losses)	Purchases	Sales	Issuances	Settlements	Other	Transfers into Level 3	Transfers out of Level 3	Fair Value, end of period	Unrealized gains (losses) for assets still held(3)
	(in millions)										
Retained Business											
Fixed maturity securities											
U.S. corporate private securities	$ —	$ (6)	$ 152	$ —	$ —	$ —	$ —	$ —	$ —	$ 146	$ (6)
Foreign corporate private securities	—	(10)	46	—	—	—	—	—	—	36	(10)
Asset-backed securities	—	(5)	160	—	—	—	—	—	—	155	(5)
Mortgage and other loans											
Residential mortgage loans	—	—	168	—	—	(7)	—	—	—	161	—
Commercial mortgage loans	—	—	35	—	—	—	—	—	—	35	—
Ceded Business											
Secured receivable	1,622	(59)	22	(75)	—	—	(1,510)	—	—	—	—
Deposit asset	2,596	(117)	—	—	—	—	(1,872)	—	—	607	—
Reinsurance recoverables	250	(15)	—	—	—	—	—	—	—	235	—
Net modified coinsurance receivable	68	(50)	—	—	—	—	—	—	—	18	—

	Successor Company						
	Nine Months Ended December 31, 2022						
		Incurred losses					
	Fair Value, beginning of period	Reduction in estimates of ultimate losses	Increase in estimates of ultimate losses	Change in fair value (discount rate)	Paid losses	Other	Fair Value, end of period
	(in millions)						
Insurance liabilities							
Retained Business	$ 3,362	$ (632)	$ 1,759	$ (1,863)	$ 282	$ 33	$ 2,941
Ceded Business	10,249	(7,463)	177	(403)	33	12	2,605
Total Insurance liabilities	$ 13,611	$ (8,095)	$ 1,936	$ (2,266)	$ 315	$ 45	$ 5,546

"Total realized and unrealized gains (losses)" related to our level 3 assets are included in earnings in Investment gains (losses). In addition, all activity related to our level 3 insurance liabilities are recognized in earnings within change in Policyholders' benefits and changes in fair value of insurance liabilities.

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Change in Fair Value of Insurance Contracts The components of the change in fair value of our insurance contracts are reported in several line items within Revenues and Benefits and expenses in our consolidated statements of operations and comprehensive income (loss). The revenue items include Premiums, Policy charges and fee income, and Asset management and service fees. The Benefits and expenses items include Policyholders' benefits and changes in fair value of insurance liabilities and commission expense. Policyholders' benefits and changes in fair value of insurance liabilities includes the following changes in fair value of the assets and liabilities for which we have elected the fair value option: December 31, 2022 Retained Business Ceded Business Total (in millions) Assets: Reinsurance recoverables $ — $ (15) $ (15) Modified coinsurance receivable — (5,640) (5,640) Deposit asset — (1,989) (1,989) Liabilities: Insurance liabilities $ (421) $ (7,644) $ (8,065) Changes in the modified coinsurance payable are reported in Policyholders’ benefits and changes in fair value of insurance liabilities, however, they are not included in the above chart as they relate to the investment portfolio within the modified coinsurance agreement. Fair Value of Financial Instruments The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company’s Consolidated Statements of Financial Position. In some cases the carrying amount equals or approximates fair value. December 31, 2022 Fair Value Carrying Amount Level 1 Level 2 Level 3 Total Total (in millions) Assets: Accrued investment income $ — $ 52 $ — $ 52 $ 52 Other invested assets - Policy loans — — 11 11 11 Liabilities: Repurchase agreements $ — $ 311 $ — $ 311 $ 311 Cash collateral for loaned securities — 106 — 106 106 The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below. Policy Loans - Policy loans carrying value approximates fair value. Accrued Investment Income - The Company believes that due to the short-term nature of these assets, the carrying value approximates fair value. Securities Sold Under Agreements to Repurchase - The Company receives collateral for selling securities under agreements to repurchase, or pledges collateral under agreements to resell. Repurchase and resale agreements are also generally short-term in nature and, therefore, the carrying amounts of these instruments approximate fair value. Cash Collateral for Loaned Securities - Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreement to repurchase above. Due to the short-term nature of these transactions, the carrying value approximates fair value. Table of Contents Fortitude Life Insurance & Annuity Company 89

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Fortitude Life Insurance & Annuity Company

7. INSURANCE LIABILITIES - SUCCESSOR COMPANY

Our Retained Business insurance liabilities are primarily comprised of guarantees associated with certain variable annuity contracts, including guaranteed minimum accumulation benefits ("GMAB"), guaranteed withdrawal benefits ("GMWB"), guaranteed minimum death benefits ("GMDB") and guaranteed minimum income and withdrawal benefits ("GMIWB"). Also included in the Retained Business are smaller blocks of variable universal and fixed payout annuity products.

Our Ceded Business insurance liabilities are primarily comprised of registered index-linked annuities and fixed annuities, which includes both fixed indexed and fixed deferred annuities, and certain other variable annuities.

The remainder of our insurance liabilities are comprised of individual annuities and supplementary contracts with life contingencies which are primarily contained within the Ceded Business.

The following represents the major components of our insurance liabilities, by segment:.

	December 31, 2022 (in millions)		
Insurance Liabilities	**Retained Business**	**Ceded Business**	**Total**
Variable annuity contracts with guaranteed benefits	$ 2,665	$ 273	$ 2,938
Registered index-linked and Fixed annuity contracts	—	2,306	2,306
Other insurance contracts	276	26	302
Total Insurance Liabilities	$ 2,941	$ 2,605	$ 5,546

Variable Annuity Contracts with Guaranteed Benefits

Description of Guaranteed Benefits

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company's GMAB features are the guaranteed return option features, which includes an automatic rebalancing element that reduces the Company's exposure to these guarantees.

The GMDB features provide certain guaranteed benefits in the event of the death of the contractholder.

The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits.

The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a "withdrawal" option or an "income" option. The withdrawal option (which was available under only one of the GMIWBs and is no longer offered) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company's GMIWBs) in general guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company's exposure to these guarantees.

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Fair Value Estimations of Guaranteed Benefits The fair values of insurance liabilities associated with variable annuity contracts with guaranteed benefits are calculated as the present value of future expected benefit payments to customers, anticipated future trail commissions paid to agents and certain administrative expenses less the present value of future expected rider fees, mortality and expense charges, contract charges and the anticipated future reimbursement of certain asset management fees. This methodology could result in either a liability or asset balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management's judgment. The significant inputs to the valuation models include capital market assumptions, such as interest rate levels and volatility assumptions, as well as actuarially-determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Further information regarding these assumptions are below: Capital market assumptions • Interest rate assumptions - The spread over the risk-free rate (SOFR and LIBOR) swap curve represents the premium added to the proxy for the risk-free rate to reflect the Company's estimates of rates that a market participant would use to value the living benefits in both the accumulation and payout phases and index-linked interest crediting guarantees. This spread includes an estimate of NPR, which is the risk that the obligation will not be fulfilled by the Company. NPR is primarily estimated by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium. In order to reflect the financial strength ratings of the Company, credit spreads associated with funding agreements, as opposed to credit spread associated with debt, are utilized in developing this estimate because funding agreements, living benefit guarantees, and index-linked interest crediting guarantees are insurance liabilities and are therefore senior to debt. • Equity volatility curve - The equity volatility curve assumption is based on 1 and 2 year index-specific at-the-money implied volatilities grading to 10 year total variance. Increased volatility increases the fair value of the liability. • Equity correlation - The model generates stochastic equity returns based on the inputted equity correlation. The assumption is based on historic 20 years of weekly index return data. Actuarially-determined assumptions • Lapse rates - Lapse rates for contracts with living benefit guarantees are adjusted at the contract level based on the in-the-moneyness of the living benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates for contracts with index-linked crediting guarantees may be adjusted at the contract level based on the applicability of any surrender charges, product type, and market related factors such as interest rates. Lapse rates are also generally assumed to be lower for the period where surrender charges apply. • Utilization rates - The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration and begin lifetime withdrawals at various time intervals from contract inception. Utilization assumptions may vary by product type, tax status and age. The impact of changes in these assumptions is highly dependent on the product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal. The range of utilization rates was 92.5% to 100% as of December 31, 2022. • Withdrawal rates - The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions vary based on the age of the contractholder, the tax status of the contract and the duration since the contractholder began lifetime withdrawals. As of December 31, 2022 the minimum withdrawal rate assumption is 77% and the maximum withdrawal rate assumption may be greater than 100%. The fair value of the liability will generally increase the closer the withdrawal rate is to 100% and decrease as the withdrawal rate moves further away from 100%. • Mortality rates - Mortality rates may vary by product, age, and duration with a vast majority of policyholders with living benefits aged from 45 to 90 years old. A mortality improvement assumption is also incorporated into the overall mortality table. While the majority of living benefits have a minimum age requirement, certain other contracts do not have an age restriction. This results in contractholders with mortality rates approaching 0% for certain benefits. Table of Contents Fortitude Life Insurance & Annuity Company 91

8. REINSURANCE - SUCCESSOR COMPANY Reinsurance is used as part of the Company's risk management and capital management strategies. Under ceded reinsurance, we remain liable to the underlying policyholder if a third-party reinsurer is unable to meet its obligations. We evaluate the financial condition of reinsurers, monitor the concentration of counterparty risk and maintain collateral, as appropriate, to mitigate this exposure. Effective December 31, 2015, the Company surrendered its New York license and reinsured the majority of its New York business, both the living benefit guarantees and base contracts, to Prudential Insurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely. Effective April 1, 2016, the Predecessor Company reinsured the variable annuity base contracts, along with the living benefit guarantees, from Pruco Life Insurance Company (“Pruco Life”), excluding the Pruco Life Insurance Company of New Jersey (“PLNJ”) business which was reinsured to The Prudential Insurance Company of America (“Prudential Insurance”), in each case under a coinsurance and modified coinsurance agreement. This reinsurance agreement covers new and in force business and excludes business reinsured externally. As of December 31, 2020, Pruco Life discontinued the sales of traditional variable annuities with guaranteed living benefit riders. The discontinuation has no impact on the reinsurance agreement between Pruco Life and the Company. Effective July 1, 2021, Pruco Life recaptured the risks related to its business, as discussed above, that had previously been reinsured to the Company from April 1, 2016 through June 30, 2021. The product risks related to the previously reinsured business that were being managed in the Predecessor Company, were transferred to Pruco Life. In addition, the living benefit hedging program related to the previously reinsured living benefit riders will be managed within Pruco Life after the recapture. This transaction is referred to as the “2021 Variable Annuities Recapture”. See further below for the specific impacts of this transaction. Effective December 1, 2021, the Company entered into a reinsurance agreement with Pruco Life under which the Company reinsured certain of its variable and fixed indexed annuities and fixed annuities with a guaranteed lifetime withdrawal income feature to Pruco Life. The reinsurance of the variable indexed annuities transfers all significant risks, including mortality risk, embedded in the reinsured contracts to Pruco Life. Novation of Ceded Business In the second quarter of 2022, in accordance with applicable state law, a program was instituted to novate a significant portion of the Ceded Business policies from FLIAC to Pruco Life Insurance Company (“Pruco Life”). The program does not have an impact on net equity or net income but has resulted in the reduction of certain activity/balances associated with these policies. During the nine months ended December 31, 2022, approximately $6.7 billion of account value, which generally approximates fair values of insurance liabilities, was transferred out of the Company as a result of the novation program, which represents approximately 66 percent of Ceded Business account value since the acquisition of the Company on April 1, 2022. Table of Contents Fortitude Life Insurance & Annuity Company 92

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Reinsurance amounts included in the Consolidated Statements of Operations and Comprehensive Income (Loss) for the Successor Company were as follows:

	Nine Months Ended December 31, 2022 Total Business (in millions)
Premiums:	
Direct	$ 22
Ceded	(3)
Net premiums	19
Policy charges and fee income:	
Direct	398
Ceded	(33)
Net policy charges and fee income	365
Asset management and service fees	
Direct	71
Ceded	—
Net asset management and service fees	71
Policyholders benefits and changes in fair value of insurance liabilities	
Direct	247
Ceded	(62)
Net policyholders benefits	185
Changes in fair value of insurance liabilities	(1,195)
Net policyholders benefits and changes in fair value of insurance liabilities	(1,010)

Reinsurance amounts included in the Consolidated Statements of Financial Position for the Successor Company are as follows:

	December 31, 2022				
	Registered Index-linked Annuities	New York Variable Annuities	Fixed Annuities (1)	Single Premium Immediate Annuities	Total
			(in millions)		
ASSETS					
Total investments	$ 1,566	$ 64	$ —	$ —	$ 1,630
Cash and cash equivalents	439	—	—	—	439
Accrued investment income	11	—	—	—	11
Reinsurance recoverables	—	210	—	25	235
Net modified coinsurance receivable	18	—	—	—	18
Deposit asset	—	—	607	—	607
Other assets	14	—	—	—	14
Separate account assets	32	2,011	—	—	2,043
TOTAL ASSETS	$ 2,080	$ 2,285	$ 607	$ 25	$ 4,997
LIABILITIES					
Insurance liabilities	$ 1,699	$ 274	$ 607	$ 25	$ 2,605
Other liabilities	349	—	—	—	349
Separate account liabilities	32	2,011	—	—	2,043
TOTAL LIABILITIES	$ 2,080	$ 2,285	$ 607	$ 25	$ 4,997

(1) Includes fixed-indexed and fixed-deferred annuities.

Included in the registered index-linked annuities product is a modified coinsurance payable of $1,745 million equal to assets held in the modified coinsurance portfolio, which is included in the net modified coinsurance receivable.

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9. INCOME TAXES - SUCCESSOR COMPANY Acquisition-Related Tax Elections In conjunction with the acquisition of FLIAC, FGH and PAI agreed to make a joint election under Section 338(h)(10) of the U.S. Internal Revenue Code and under any similar provisions of state or local law (the “Section 338(h)(10) Election”) with respect to the purchase of the shares of FLIAC. Under this election, the parties agreed to treat the transaction for federal income tax purposes as if it had been structured as an asset sale and purchase. As a result of this election, the tax basis of the Successor Company's assets and liabilities were reset to fair value at the time of the acquisition, which resulted in the elimination of previously established current and deferred income tax balances and the establishment of new balances that reflect the updated tax basis, including tax deductible intangible asset. See Note 1 for further information regarding the acquisition and the associated updated income tax balances. Tax Law Changes On November 15, 2021, the U.S. enacted The Infrastructure Investment and Jobs Act to improve infrastructure in the U.S. The tax provisions of the Infrastructure Investment and Jobs Act have not had and are currently not expected to have a material impact on the Company’s U.S. federal tax liabilities. On August 16, 2022, the U.S. enacted The Inflation Reduction Act of 2022, which provides among other provisions a new corporate alternative minimum tax (“CAMT”). The CAMT is effective for taxable years beginning after December 31, 2022 and generally applies to taxpayers with average annual financial statement income exceeding $1 billion over a three-year period. The Company is still evaluating the implications of this new law for the 2023 tax year, but there are no implications for the year ended December 31, 2022. Effective Tax Rate The following schedule discloses significant components of Income tax expense (benefit): Successor Company Nine Months Ended December 31 2022 (in millions) Current tax expense: U.S. federal $ 18 Deferred tax benefit: U.S. federal (52) Income tax benefit (34) Income tax expense reported in equity related to: Other comprehensive income 29 Total income tax benefit $ (5) Reconciliation of Expected Tax at Statutory Rates to Reported Income Tax Expense (Benefit) The difference between income taxes expected at the U.S. federal statutory income tax rate of 21 percent applicable for 2022 and the reported income tax expense (benefit) are summarized as follows: Table of Contents Fortitude Life Insurance & Annuity Company 94

Successor Company Nine Months Ended December 31 2022 (in millions) Expected federal income tax benefit $ (67) Valuation Allowance 37 Non-taxable investment income (5) Transaction Costs 1 Reported income tax benefit $ (34) Effective tax rate 10.7 % The Company’s effective tax rate for the nine months ended December 31, 2022 was 10.7%. There are two items that had the most significant impact on the difference between the Company’s statutory U.S. federal income tax rate of 21 percent and the Company’s effective tax rate during the periods presented; a partial valuation allowance established during 2022 and the impact of non-taxable investment income associated with the Dividends Received Deduction under U.S. tax law. Schedule of Deferred Tax Assets and Deferred Tax Liabilities As of December 31, 2022 (in millions) Deferred tax assets: Intangibles $ 122 Investments 121 Capital loss carryforwards 26 Total deferred tax assets 269 Deferred tax liabilities: Insurance reserves (150) Change in insurance liabilities - OCR component (29) Other (3) Total deferred tax liabilities (182) Net deferred tax asset before valuation allowance 87 Valuation allowance (37) Net deferred tax asset $ 50 Valuation Allowance on Deferred Tax Assets The evaluation of the recoverability of our deferred tax asset and the need for a valuation allowance requires us to weigh all positive and negative evidence to reach a conclusion that it is more likely than not that all or some portion of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it is to support a conclusion that a valuation allowance is not needed. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carryback years; (5) projected taxable earnings exclusive of reversing temporary differences and carryforwards; (6) the length of time that carryovers can be utilized; Table of Contents Fortitude Life Insurance & Annuity Company 95

(7) any unique tax rules that would impact the utilization of the deferred tax assets; and (8) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. During 2022, the Company established a valuation allowance of $37 million with respect to realized and unrealized capital losses on our fixed maturity securities portfolio. A portion of the deferred tax asset relates to unrealized capital losses for which the carryforward period has not yet begun, and as such, when assessing its recoverability, we consider our ability and intent to hold the underlying securities to recovery, otherwise a valuation allowance is established. Capital Loss Carryforward During 2022, the company generated a capital loss carryforward of $122 million, which represents a $26 million deferred tax asset. This capital loss will be carried forward for five years and utilized against any future capital gains generated during that period. Tax Audits and Unrecognized Tax Benefits The Company has not yet filed any tax returns for the period subsequent to the acquisition. Pursuant to the acquisition agreement, any tax examinations and resulting tax liability for the Predecessor Company will be the sole responsibility of PAI. We periodically evaluate uncertain tax positions to determine whether the tax positions are more likely than not to be realized as a tax benefit or expense in the current year. We also recognize interest and penalties related to uncertain tax benefits in U.S. Federal income tax expense. As of December 31, 2022, there were no uncertain tax positions and no accrual for interest and penalties. The Company does not anticipate any significant changes within the next twelve months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired. 10. EQUITY - SUCCESSOR COMPANY Accumulated Other Comprehensive Income AOCI represents the cumulative OCI items that are reported separate from net income and detailed on the Consolidated Statements of Operation and Comprehensive Income (Loss). As discussed in Note 1, we have elected to apply push-down accounting to FLIAC at the acquisition date, April 1, 2022. As part of this election, accumulated unrealized gains and losses that were previously recorded in AOCI were reset to zero at the acquisition date. In addition, as discussed in Note 1, we have elected to apply the fair value option on our entire portfolio of fixed maturity securities. As a result, all unrealized gains and losses related to our fixed maturity securities are recorded through earnings rather than AOCI. As discussed in Note 5, we have de-designated the hedging relationship for all of our derivative instruments. Accordingly, all changes in our derivative instruments are recorded through earnings. AOCI is comprised entirely of changes in own-credit risk related to insurance liabilities. The balance of and changes in AOCI are as follows: Balance, December 31, 2022 $ 111 Changes in Own- Credit Risk Related to Insurance Liabilities Balance, April 1, 2022 $ — Change in OCI before reclassifications 140 Amounts reclassified from AOCI — Income tax expense (29) There were no reclassifications out of AOCI during the nine months ended December 31, 2022. Table of Contents Fortitude Life Insurance & Annuity Company 96

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11. RELATED PARTY TRANSACTIONS - SUCCESSOR COMPANY

The Successor Company has transactions and relationships with affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

Expense Charges and Allocations

A portion of the Successor Company's expenses are allocations or charges from FGH. These expenses primarily relate to general and administrative expenses which include accounting, actuarial, risk management, and data processing services. FGH also provides the Company with personnel and certain other services. The allocation of costs for other services are based on estimated level of usage, transactions or time incurred in providing the respective services. During the nine months ended December 31, 2022, FLIAC was allocated $23 million of costs for these services.

Intercompany Liquidity Agreement

FLIAC entered into an intercompany liquidity agreement with FGH that allows the Successor Company to borrow funds of up to $300 million to meet its short-term liquidity and other capital needs. During the nine months ended December 31, 2022, the Company borrowed against the agreement on two separate transactions, each of which was for $75 million. Both transactions were repaid in full, plus interest. As of December 31, 2022, there were no outstanding borrowings under the agreement. In February 2023, the Company borrowed $120 million of funds under the agreement, which was subsequently repaid in full, plus interest in March 2023.

Affiliated Investment and Advisory Activities

As of April 1, 2022, FLIAC became affiliated with The Carlyle Group Inc. ("Carlyle"), whereby Carlyle, through an affiliated investment fund, has a 71.3% equity investment in its parent, FGH. In addition, FLIAC entered into an investment management and consulting services agreement with an affiliate of Carlyle. During 2022, FLIAC incurred $10 million of costs from this Carlyle affiliate for services provided to the Successor Company in connection with FGH's purchase of the Company from Prudential Financial.

Certain of Carlyle's affiliates also provide investment management services for FLIAC pursuant to investment management agreements. Investment management fees are charged based on a percentage of assets under management and were de minimis for the nine months ended December 31, 2022. As of December 31, 2022, assets under management had a market value of $732 million and were comprised primarily of private credit fixed income assets and limited partnership interests or investments in limited partnerships. FLIAC recognized $9 million of investment income related to these assets under management during the nine months ended December 31, 2022.

In connection with the investment management agreements, as of December 31, 2022, FLIAC has committed $256 million to fund private credit and private equity investments where one or more Carlyle entities serves as general partner to the fund.

Affiliated Asset Transfers

The Successor Company may participate in affiliated asset transfers with its parent and affiliates. Book and market value differences for trades with its parent and affiliates are recognized within Investment gains (losses), net. The table below shows affiliated asset trades for the nine months ended December 31, 2022.

Affiliate	Date	Transaction	Security Type	Fair Value	Book Value	Investment Gains (Losses), net
					(in millions)	
Fortitude Reinsurance Company, Ltd.	July 2022	Purchase	Limited Partnership	$ 37	$ 37	$ —
Fortitude Reinsurance Company, Ltd.	July 2022	Purchase	Limited Partnership	15	15	—
Fortitude Reinsurance Company, Ltd.	July 2022	Purchase	Limited Partnership	9	9	—
Fortitude Re Investments, LLC	August 2022	Purchase	Limited Partnership	42	42	—
Fortitude Re Investments, LLC	August 2022	Purchase	Limited Partnership	23	23	—
Fortitude Re Investments, LLC	August 2022	Purchase	Limited Partnership	15	15	—

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12. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the AZDOI. Prescribed statutory accounting practices include publications of the NAIC, as well as state laws, regulations and general administrative rules. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain other assets on a different basis. Statutory net income (loss) of the Company amounted to $159 million, $2,045 million and $(768) million for the years ended December 31, 2022, 2021, and 2020, respectively. Statutory surplus of the Company amounted to $722 million and $1,011 million at December 31, 2022 and 2021, respectively. The Company does not utilize prescribed or permitted practices that vary materially from the statutory accounting practices prescribed by the NAIC. The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the lesser of 10% of statutory surplus, as of December 31 of the preceding year, or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, together with other dividends or distributions made within the preceding twelve months, the Company is not permitted to pay a dividend in 2023 without prior notification. In March 2022, the Predecessor Company paid an extra-ordinary dividend to PAI of $306 million, which was recorded as a return of capital. The Successor Company did not pay any dividends to FGH for the nine months ended December 31, 2022. In March, June, September, and December 2021, the Predecessor Company paid an extra-ordinary dividend of $192 million, $188 million, $1,120 million and $373 million, respectively, to its parent, PAI. In August and December 2021, the Predecessor Company paid an extra-ordinary dividend of $2,694 million and $77 million, respectively, to its parent, PAI which was recorded as a return of capital. In March, June, September, and December 2020, the Predecessor Company paid an extra- ordinary dividend of $207 million, $173 million, $192 million and $188 million respectively to PAI, which was recorded as a return of capital. 13. COMMITMENTS AND CONTINGENT LIABILITIES Commitments As of December 31, 2022 and 2021 the outstanding balance on commitments for mortgage and other loans was $104 million and $21 million, respectively. These amounts included unfunded commitments that were not unconditionally cancellable. The Company also made commitments to purchase or fund investments, mostly private fixed maturity securities and alternative investments. As of December 31, 2022 and 2021, $517 million and $96 million, respectively, of these commitments were outstanding. These amounts include unfunded commitments that are not unconditionally cancellable. See Note 11 for further information regarding certain commitments to related parties. Contingent Liabilities On an ongoing basis, the Company and its regulators review its operations including, but not limited to, sales and other customer interface procedures and practices, and procedures for meeting obligations to its customers and other parties. These reviews may result in the modification or enhancement of processes or the imposition of other action plans, including concerning management oversight, sales and other customer interface procedures and practices, and the timing or computation of payments to customers and other parties. In certain cases, if appropriate, the Company may offer customers or other parties remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines. The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. It is possible that the results of operations or the cash flows of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flows for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position. Table of Contents Fortitude Life Insurance & Annuity Company 98

Litigation and Regulatory Matters The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. The Company estimates that as of December 31, 2022, the aggregate range of reasonably possible losses in excess of accruals and recoveries from unaffiliated indemnitors established for those litigation and regulatory matters for which such an estimate currently can be made is not considered to be material. This estimate is not an indication of expected loss, if any, or the Company’s maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews. Regulatory Variable Products Prior to its acquisition by FGH on April 1, 2022, the Company received regulatory inquiries and requests for information from state and federal regulators, including a subpoena from the U.S. Securities and Exchange Commission, concerning the appropriateness of variable product sales and replacement activity. The Company is cooperating with regulators and may become subject to additional regulatory inquiries and other actions related to this matter. Summary The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flows in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flows for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial statements. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial statements. 14. SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS - PREDECESSOR COMPANY DESCRIPTION OF SIGNIFICANT ACCOUNTING POLICIES ASSETS Fixed maturities, available-for-sale, at fair value (“AFS debt securities”) includes bonds, notes and redeemable preferred stock that are carried at fair value. See Note 6 for additional information regarding the determination of fair value. The purchased cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity or, if applicable, call date. AFS debt securities, where fair value is below amortized cost, are reviewed quarterly to determine whether the amortized cost Table of Contents Fortitude Life Insurance & Annuity Company 99

basis of the security is recoverable. For mortgage-backed and asset-backed AFS debt securities, a credit impairment will be recognized in earnings as an allowance for credit losses and reported in “Realized investment gains (losses), net,” to the extent the amortized cost exceeds the net present value of projected future cash flows (the “net present value”) for the security. However, the credit impairment recorded cannot exceed the difference between the amortized cost and fair value of the respective security. The net present value used to measure a credit impairment is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the AFS debt security at the date of acquisition. Once the Company has deemed all or a portion of the amortized cost uncollectible, the allowance is removed from the balance sheet by writing down the amortized cost basis of the AFS debt security. Any amount of an AFS debt security’s change in fair value not recorded as an allowance for credit losses will be recorded in Other Comprehensive Income (loss) (“OCI”). For all other AFS debt securities, qualitative factors are first considered including, but not limited to, the extent of the decline and the reasons for the decline in value (e.g., credit events, currency or interest-rate related, including general credit spread widening), and the financial condition of the issuer. If analysis of these qualitative factors results in the security needing to be impaired, a credit impairment will be recognized and measured using the same process for mortgage-backed and asset-backed AFS debt securities. When an AFS debt security's fair value is below amortized cost and the Company has the intent to sell the AFS debt security, or it is more likely than not the Company will be required to sell the AFS debt security before its anticipated recovery, the amortized cost basis of the AFS debt security is written down to fair value and any previously recognized allowance is reversed. The write-down is reported in “Realized investment gains (losses), net.” The associated unrealized gains and losses, net of tax, and the effect on DAC, VOBA, DSI, future policy benefits and policyholders’ account balances that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss)” (“AOCI”). Each of these balances is discussed in greater detail below. Fixed maturities, trading, at fair value consists of fixed maturities carried at fair value. Realized and unrealized gains and losses on these investments are reported in “Other income”, and interest and dividend income from these investments is reported in “Net investment income”. Equity securities, at fair value is comprised of common stock and mutual fund shares carried at fair value. Realized and unrealized gains and losses on these investments are reported in “Other income”, and dividend income is reported in “Net investment income” on the ex-dividend date. Commercial mortgage and other loans consists of commercial mortgage loans and agricultural property loans. Commercial mortgage and other loans held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of the current expected credit loss (“CECL”) allowance. Certain off-balance sheet credit exposures (e.g., indemnification of serviced mortgage loans, and certain unfunded mortgage loan commitments where the Company cannot unconditionally cancel the commitment) are also subject to a CECL allowance. See Note 15 for additional information. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances. Interest income, and the amortization of the related premiums or discounts, are included in “Net investment income” under the effective yield method. Prepayment fees are also included in “Net investment income”. Effective January 1, 2020, the Company adopted ASU 2016-13, Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments, and related ASUs, using a modified retrospective method for certain financial assets carried at amortized cost and certain off-balance sheet exposures. Adoption of these ASUs requires an entity to estimate lifetime credit losses for certain financial assets carried at amortized cost and certain off-balance sheet exposures based on relevant information about past events, current conditions, and reasonable and supportable forecasts that may affect the collectability of reported amounts. The most significant impact is that modifications made to the Company’s process for measuring credit losses for its commercial mortgage and other loans class classified as held for investment. The impact of the standard resulted in a cumulative effect adjustment to opening retained earnings in the amount of $1.4 million, primarily related to commercial mortgage and other loans. The impact of adoption was not material to the following financial statement line items: deferred policy acquisition costs; income taxes; and other liabilities. The prospective adoption of the portions of the standard related to fixed maturities, available-for-sale resulted in no impact to opening retained earnings. Table of Contents Fortitude Life Insurance & Annuity Company 100

The CECL allowance represents the Company’s best estimate of expected credit losses over the remaining life of the assets or off-balance sheet credit exposures. The determination of the allowance considers historical credit loss experience, current conditions, and reasonable and supportable forecasts. Prior to the adoption of ASU 2016-13, the allowance was based upon credit losses that were probable of occurring for recognized loans, not an estimate of credit losses that may occur over the remaining life of the asset. The allowance is calculated separately for commercial mortgage loans, agricultural mortgage loans, other collateralized and uncollateralized loans. For commercial mortgage and agricultural mortgage loans, the allowance is calculated using an internally developed CECL model that pools together loans that share similar risk characteristics. Similar risk characteristics used to create the pools include, but are not limited to, vintage, maturity, credit rating, and collateral type. Key inputs to the CECL model include unpaid principal balances, internal credit ratings, annual expected loss factors, average lives of the loans adjusted for prepayment considerations, current and historical interest rate assumptions, and other factors influencing the Company’s view of the current stage of the economic cycle and future economic conditions. Subjective considerations include a review of whether historical loss experience is representative of current market conditions and the Company’s view of the credit cycle. Model assumptions and factors are reviewed and updated as appropriate. Information about certain key inputs is detailed below. Key factors in determining the internal credit ratings for commercial mortgage and agricultural mortgage loans include loan-to- value and debt-service-coverage ratios. Other factors include amortization, loan term, and estimated market value growth rate and volatility for the property type and region. The loan-to-value ratio compares the carrying amount of the loan to the fair value of the underlying property or properties collateralizing the loan, and is commonly expressed as a percentage. Loan-to- value ratios greater than 100% indicate that the carrying amount of the loan exceeds the collateral value. A loan-to-value ratio less than 100% indicates an excess of collateral value over the carrying amount of the loan. The debt service coverage ratio is a property’s net operating income as a percentage of its debt service payments. Debt service coverage ratios less than 1.0 indicates that property operations do not generate enough income to cover the loan’s current debt payments. A debt service coverage ratio greater than 1.0 indicates an excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural property loan portfolios, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. See Note 15 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios. Annual expected loss rates are based on historical default and loss experience factors. Using average lives, the annual expected loss rates are converted into life-of-loan loss expectations. When individual loans no longer have the credit risk characteristics of the commercial or agricultural mortgage loan pools, they are removed from the pools and are evaluated individually for an allowance. The allowance is determined based on the outstanding loan balance less the present value of expected future cash flows discounted at the loan’s effective interest rate or the fair value of the collateral if the loan is collateral dependent. The CECL allowance on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. The change in allowance is reported in “Realized investment gains (losses), net.” As it relates to unfunded commitments that are in scope of this guidance, the CECL allowance is reported in “Other liabilities,” and the change in the allowance is reported in “Realized investment gains (losses), net.” The CECL allowance for other collateralized and uncollateralized loans (e.g., corporate loans) carried at amortized cost is determined based on probability of default and loss given default assumptions by sector, credit quality and average lives of the loans. Additions to or releases of the allowance are reported in “Investment gains (losses), net.” Once the Company has deemed a portion of the amortized cost to be uncollectible, the uncollectible portion of allowance is removed from the balance sheet by writing down the amortized cost basis of the loan. The carrying amount of the loan is not adjusted for subsequent recoveries in value. 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Interest received on loans that are past due is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. There were no mortgage and other loans that were 90 days or more past due or were in nonaccrual status at December 31, 2021. The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged against interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established. Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring (“TDR”). These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a TDR. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a TDR as defined by authoritative accounting guidance. If the borrower is experiencing financial difficulty and the Company has granted a concession, the restructuring, including those that involve a partial payoff or the receipt of assets in full satisfaction of the debt is deemed to be a TDR. When there is a reasonable expectation that the Company will execute a TDR, all effects of the potential restructuring are considered for the estimation of the CECL allowance. When a loan is modified in a TDR, the CECL allowance of the loan is remeasured using the modified terms and the loan’s original effective yield, and the allowance is adjusted accordingly. The loan will be evaluated to determine whether the loan no longer has similar credit risk characteristics of the commercial or agricultural mortgage loan pools and need to be evaluated for an allowance on an individual basis. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loan. In a TDR where the Company receives assets in full satisfaction of the debt, any CECL allowance is reversed and a direct write- down of the loan is recorded for the amount of the allowance, and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. When assets are received in partial settlement, the same process is followed, and the remaining loan is evaluated prospectively for credit impairment based on the CECL allowance process noted above. Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sales of fixed maturity securities, investments in joint ventures and limited partnerships and other types of investments, as well as changes to the allowance for credit losses recognized in earnings. Realized investment gains and losses also reflect fair value changes on commercial mortgage loans carried at fair value, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives. Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements with affiliates, and are reported on the Statements of Financial Position net of the CECL allowance. The CECL allowance considers the credit quality of the reinsurance counterparty and is generally determined based on the probability of default and loss given default assumptions, after considering any applicable collateral arrangements. The CECL allowance does not apply to reinsurance recoverables with affiliated counterparties under common control. Additions to or releases of the allowance are reported in “Policyholders’ benefits.” Prior to the adoption of this standard, an allowance for credit losses for reinsurance recoverables was established only when it was deemed probable that a reinsurer may fail to make payments to us in a timely manner. For additional information about these arrangements see Note 8. Deferred policy acquisition costs represent costs directly related to the successful acquisition of new and renewal insurance and annuity business that have been deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully acquired contracts. In each reporting period, capitalized DAC is amortized to “Amortization of DAC”, net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. Table of Contents Fortitude Life Insurance & Annuity Company 102

DAC related to fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive future equity return assumptions, however, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized, and if the projected equity return is negative, the return is floored at 0%. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of variable annuity contracts, and index-linked crediting features of certain annuity contracts and related hedging activities. Total gross profits include both actual gross profits and estimates of gross profits for future periods. The Company regularly evaluates and adjusts DAC balances with a corresponding charge or credit to current period earnings, representing a cumulative adjustment to all prior periods’ amortization, for the impact of actual gross profits and changes in the Company's projections of estimated future gross profits. Adjustments to DAC balances result from: (i) the annual review of assumptions that reflect the comprehensive review of the assumptions used in estimating gross profits for future periods; (ii) quarterly adjustments for current period experience (also referred to as “experience true-up” adjustments) that reflect the impact of differences between actual gross profits for a given period and the previously estimated expected gross profits for that period; and (iii) quarterly adjustments for market performance (also referred to as “experience unlocking”) that reflect the impact of changes to the Company's estimate of total gross profits to reflect actual fund performance and market conditions. For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. For internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. See Note 21 for additional information regarding DAC. Value of business acquired represents identifiable intangible assets to which a portion of the purchase price in a business acquisition is attributed under the application of purchase accounting. VOBA represents an adjustment to the stated value of inforce insurance contract liabilities to present them at fair value, determined as of the acquisition date. VOBA balances are subject to recoverability testing, in the manner in which it was acquired. The Company has established a VOBA asset primarily for its acquisition of American Skandia Life Assurance Corporation. The Company amortizes VOBA over the anticipated life of the acquired contracts using the same methodology and assumptions used to amortize DAC. The Company records amortization of VOBA in “General, administrative, and other expenses.” See Note 21 for additional information regarding VOBA. Deferred sales inducements represents various types of sales inducements to contractholders related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the expected life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducement balances are subject to periodic recoverability testing. The Company records amortization of DSI in “Interest credited to policyholders’ account balances.” DSI for applicable products is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. See Note 21 for additional information regarding sales inducements. LIABILITIES Future policy benefits include liabilities for guarantee benefits related to certain long-duration life and annuity contracts, which are discussed more fully in Note 7. These reserves represent reserves for the guaranteed minimum death and optional living benefit features on the Company’s variable annuity products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Note 7. The Company’s liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality. Expected mortality is generally based on Company experience, industry data, and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by recognizing a Table of Contents Fortitude Life Insurance & Annuity Company 103

premium deficiency. A premium deficiency exists when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. If a premium deficiency is recognized, the assumptions without a provision for the risk of adverse deviation as of the premium deficiency test date are locked-in and used in subsequent valuations. The net reserves continue to be subject to premium deficiency testing. Any adjustments to future policy benefit reserves related to net unrealized gains on securities classified as available-for-sale are included in AOCI. See Note 18 for additional information regarding future policy benefits. The assumptions used in establishing reserves are generally based on the Company’s experience, industry experience and/or other factors, as applicable. We update our actuarial assumptions, such as mortality and policyholder behavior assumptions annually, unless a material change is observed in an interim period that we feel is indicative of a long-term trend. Generally, we do not expect trends to change significantly in the short-term and, to the extent these trends may change, we expect such changes to be gradual over the long-term. In a sustained low interest rate environment, there is an increased likelihood that the reserves determined based on best estimate assumptions may be greater than the net liabilities. The following paragraphs provide additional details about the reserves we have established: The reserves for future policy benefits of our business relate to reserves for the GMDB and GMIB features of our variable annuities, and for the optional living benefit features that are accounted for as embedded derivatives. As discussed above, in establishing reserves for GMDBs and GMIBs, we utilize current best estimate assumptions. The primary assumptions used in establishing these reserves generally include annuitization, lapse, withdrawal and mortality assumptions, as well as interest rate and equity market return assumptions. Lapse rates are adjusted at the contract level based on the in-the-moneyness of the benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates are also generally assumed to be lower for the period where surrender charges apply. For life contingent payout annuity contracts, we establish reserves using best estimate assumptions with provisions for adverse deviations as of inception or best estimate assumptions as of the most recent loss recognition date. The reserves for certain optional living benefit features, including GMAB, GMWB and GMIWB are accounted for as embedded derivatives at fair value, as described above. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally-developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived risk of its own non-performance risk (“NPR”), as well as actuarially determined assumptions, including mortality rates and contractholder behavior, such as lapse rates, benefit utilization rates and withdrawal rates. Capital market inputs and actual contractholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets and volatility. In the risk neutral valuation, the initial swap curve drives the total returns used to grow the contractholders’ account values. The Company’s discount rate assumption is based on the London Inter-Bank Offered Rate (“LIBOR”) swap curve adjusted for an additional spread, which includes an estimate of NPR. Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually and updated based upon emerging experience, future expectations and other data, including any observable market data, such as available industry studies or market transactions such as acquisitions and reinsurance transactions. For additional information regarding the valuation of these optional living benefit features, see Note 17 to the Financial Statements. Policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance, as applicable. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities. See Note 18 for additional information regarding policyholders’ account balances. Policyholders’ account balances also include amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain annuity products. For additional information regarding the valuation of these embedded derivatives, see Note 6. Reinsurance payables include corresponding payables associated with reinsurance arrangements with affiliates. Reinsurance payables also include assumed modified coinsurance arrangements which generally reflect the value of the invested assets retained by the Company and the associated asset returns. Modified coinsurance payables contain an embedded derivative (bifurcated and accounted for separately from the host contract) that is presented together with the derivative embedded in the modified coinsurance receivables as one compound derivative. For additional information about these arrangements see Note 8. 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Short-term and long-term debt liabilities are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium and debt issue costs. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Interest expense is generally presented within “General, administrative and other expenses” in the Company’s Statements of Operations. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items for which the Company has the intent and ability to refinance on a long-term basis in the near term. See Note 24 for additional information regarding short- term and long-term debt. REVENUES AND BENEFITS AND EXPENSES Insurance Revenue and Expense Recognition Revenues for variable deferred annuity contracts consist of charges against contractholder account values or separate accounts for mortality and expense risks, administration fees, surrender charges and an annual maintenance fee per contract. Revenues for mortality and expense risk charges and administration fees are recognized as assessed against the contractholder. Surrender charge revenue is recognized when the surrender charge is assessed against the contractholder at the time of surrender. Liabilities for the variable investment options on annuity contracts represent the account value of the contracts and are included in “Separate account liabilities”. Revenues for variable immediate annuity and supplementary contracts with life contingencies consist of certain charges against contractholder account values including mortality and expense risks and administration fees. These charges and fees are recognized as revenue when assessed against the contractholder. Liabilities for variable immediate annuity contracts represent the account value of the contracts and are included in “Separate account liabilities”. Revenues for fixed immediate annuity and fixed supplementary contracts with and without life contingencies consist of net investment income. In addition, revenues for fixed immediate annuity contracts with life contingencies also consist of single premium payments recognized as annuity considerations when received. Assumed interest rates ranged from 1.0% to 8.3% and 0.0% to 8.3% at December 31, 2021 and 2020, respectively. Revenues for variable life insurance contracts consist of charges against contractholder account values or separate accounts for expense charges, administration fees, cost of insurance charges and surrender charges. Certain contracts also include charges against premium to pay state premium taxes. All of these charges are recognized as revenue when assessed against the contractholder. Liabilities for variable life insurance contracts represent the account value of the contracts and are included in “Separate account liabilities”. Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 7. Amounts received as payment for variable annuities and other contracts without life contingencies are reported as deposits to “Insurance liabilities” and/or “Separate account liabilities.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investments in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances and expenses of contract administration. Asset management and service fees principally includes asset-based asset management fees, which are recognized in the period in which the services are performed. Other income includes realized and unrealized gains or losses from investments reported as “Fixed maturities, trading, at fair value”, “Equity securities, at fair value”, and “Other invested assets” that are measured at fair value. Investment gains (losses), net includes realized gains or losses from sales and maturities of investments, changes to the allowance for credit losses, other impairments, fair value changes on mortgage loans where the fair value option has been Table of Contents Fortitude Life Insurance & Annuity Company 105

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Fortitude Life Insurance & Annuity Company

elected, releases of Other Comprehensive Income and derivative gains or losses. The derivative gains or losses include the impact of maturities, terminations and changes in fair value of the derivative instruments, including embedded derivatives, and other hedging instruments.

15. INVESTMENTS - PREDECESSOR COMPANY

The following tables set forth the composition of fixed maturity securities (excluding investments classified as trading) for the Predecessor Company:

	Predecessor Company				
	December 31, 2021				
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value
	(in millions)				
Fixed maturities, available-for-sale:					
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$ 654	$ 74	$ 1	$ —	$ 727
Obligations of U.S. states and their political subdivisions	281	15	—	—	296
Foreign government bonds	106	9	1	—	114
U.S. public corporate securities	2,345	134	18	—	2,461
U.S. private corporate securities	1,635	24	14	1	1,644
Foreign public corporate securities	793	11	9	—	795
Foreign private corporate securities	920	5	34	—	891
Asset-backed securities(1)	1,058	5	1	—	1,062
Commercial mortgage-backed securities	692	22	8	—	706
Residential mortgage-backed securities(2)	72	3	—	—	75
Total fixed maturities, available-for-sale	$ 8,556	$ 302	$ 86	$ 1	$ 8,771

(1) Includes credit-tranched securities collateralized by loan obligations, auto loans, education, equipment leases, home equity loans other assets types.
(2) Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

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The following tables set forth the fair value and gross unrealized losses on available-for-sale fixed maturity securities without an allowance for credit losses aggregated by investment category and length of time that individual fixed maturity securities had been in a continuous unrealized loss position for the Predecessor Company:

	Predecessor Company December 31, 2021					
	Less Than Twelve Months		Twelve Months or More		Total	
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in millions)					
Fixed maturities, available-for-sale:						
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$ 74	$ 1	$ —	$ —	$ 74	$ 1
Obligations of U.S. states and their political subdivisions	5	—	—	—	5	—
Foreign government bonds	13	1	7	—	20	1
U.S. public corporate securities	696	12	153	6	849	18
U.S. private corporate securities	855	14	—	—	855	14
Foreign public corporate securities	522	8	50	1	572	9
Foreign private corporate securities	689	34	—	—	689	34
Asset-backed securities	499	1	—	—	499	1
Commercial mortgage-backed securities	157	5	75	3	232	8
Residential mortgage-backed securities	6	—	—	—	6	—
Total fixed maturities, available-for-sale	$ 3,516	$ 76	$ 285	$ 10	$ 3,801	$ 86

As of December 31, 2021, the gross unrealized losses on fixed maturity available-for-sale securities without an allowance were comprised of $73 million, related to "1" highest quality or "2" high quality securities based on the National Association of Insurance Commissioners ("NAIC") or equivalent rating and $13 million related to other than high or highest quality securities based on NAIC or equivalent rating. As of December 31, 2021, the $10 million of gross unrealized losses of twelve months or more were concentrated in the Predecessor Company's corporate securities within the consumer non-cyclical, capital goods and finance sectors.

The following table sets forth the amortized cost and fair value of fixed maturities by contractual maturities, as of the date indicated:

	Predecessor Company December 31, 2021	
	Amortized Cost	Fair Value
	(in millions)	
Fixed maturities, available-for-sale:		
Due in one year or less	$ 92	$ 93
Due after one year through five years	1,475	1,492
Due after five years through ten years	2,640	2,630
Due after ten years	2,527	2,713
Asset-backed securities	1,058	1,063
Commercial mortgage-backed securities	692	706
Residential mortgage-backed securities	72	74
Total fixed maturities, available-for-sale	$ 8,556	$ 8,771

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed and residential mortgage-backed securities are shown separately in the table above, as they do not have a single maturity date.

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The following table sets forth the sources of fixed maturity proceeds and related investment gains (losses), as well as losses on write-downs and the allowance for credit losses of fixed maturities, for the Predecessor Company: Predecessor Company Three Months Ended March 31, Years Ended December 31, 2022 2021 2020 (in millions) Fixed maturities, available-for-sale: Proceeds from sales (1) $ 294 $ 8,319 $ 671 Proceeds from maturities/prepayments 108 828 311 Gross investment gains on sales and maturities — 1,413 20 Gross investment losses on sales and maturities (21) (88) (22) Write-downs recognized in earnings (2) — (23) (1) (Addition to) release of allowance for credit losses (3) — — (1) (1) Excludes activity from non-cash related proceeds due to the timing of trade settlements of $20.3 million, $253.4 million and $(273.5) million for the three months ended March 31, 2022, year ended December 31, 2021 and 2020, respectively. (2) For the three months ended March 31, 2022 and year ended December 31, 2021, amounts represent write-downs on securities actively marketed for sale. (3) Effective January 1, 2020, credit losses on available-for-sale fixed maturity securities are recorded within the “allowance for credit losses.” The following tables set forth the activity in the allowance for credit losses for fixed maturity securities for the Predecessor Company: Predecessor Company Year Ended December 31, 2021 U.S. Treasury Securities and Obligations of U.S. States Foreign Government Bonds U.S. and Foreign Corporate Securities Asset- Backed Securities Commercial Mortgage- Backed Securities Residential Mortgage- Backed Securities Total (in millions) Fixed maturities, available-for-sale: Balance, beginning of year $ — $ — $ 1 $ — $ — $ — $ 1 Additions to allowance for credit losses not previously recorded — — 3 — — — 3 Reductions for securities sold during the year — — (2) — — — (2) Addition (reductions) on securities with previous allowance — — (1) — — — (1) Balance, end of year $ — $ — $ 1 $ — $ — $ — $ 1 See Note 14 for additional information about the Company’s methodology for developing our allowance and credit losses. There was no change in the allowance for credit losses for fixed maturity securities for the three months ended March 31, 2022. For the year ended December 31, 2021, the net increase in the allowance for credit losses on available-for-sale securities was primarily related to adverse projected cash flows in the transportation and utility sectors within private corporate securities. The Predecessor Company did not have any fixed maturity securities purchased with credit deterioration as of December 31, 2021. Table of Contents Fortitude Life Insurance & Annuity Company 108

Fixed Maturity Securities, Trading The net change in unrealized gains (losses) from fixed maturities, trading still held at period end, recorded by the Predecessor Company within “Other income (loss),” was $(279.3) million and $60.3 million as of December 31, 2021 and 2020, respectively. Equity Securities The net change in unrealized gains (losses) from equity securities still held at period end, recorded by the Predecessor Company within “Other income (loss),” was $(10.4) million and $5.1 million during the years ended December 31, 2021 and 2020, respectively. Commercial Mortgage and Other Loans The following table sets forth the composition of “Commercial mortgage and other loans” for the Predecessor Company: Predecessor Company December 31, 2021 Amount (in millions) % of Total Commercial mortgage and agricultural property loans by property type: Apartments/Multi-Family $ 385 25.5 % Hospitality 17 1.1 Industrial 624 41.5 Office 196 13.0 Other 134 8.9 Retail 102 6.7 Total commercial mortgage loans 1,458 96.7 % Agricultural property loans 51 3.3 Total commercial mortgage and agricultural property loans 1,509 100.0 % Allowance for credit losses (5) Total net commercial mortgage and agricultural property loans $ 1,504 As of December 31, 2021, the commercial mortgage and agricultural property loans were secured by properties geographically dispersed throughout the United States with the largest concentrations in California (34%), Texas (18%) and New York (7%) and included loans secured by properties in Europe (8%) and Mexico (1%). The following tables set forth the activity in the allowance for credit losses for commercial mortgage and other loans for the Predecessor Company: Predecessor Company Commercial Mortgage Loans Agricultural Property Loans Total (in millions) Balance at December 31, 2020 $ 7 $ — $ 7 Addition to (release of) allowance for credit losses (2) — (2) Balance at December 31, 2021 $ 5 $ — $ 5 Addition to (release of) allowance for credit losses (1) — (1) Balance at March 31, 2022 $ 4 $ — $ 4 See Note 14 for additional information about the Company's methodology for developing our allowance and expected losses. For the three months ended March 31, 2022, the net decrease in the allowance for credit losses on commercial mortgage and other loans was primarily related to the improving credit environment. Table of Contents Fortitude Life Insurance & Annuity Company 109

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For the year ended December 31, 2021, the net decrease in the allowance for credit losses on commercial mortgage and other loans was primarily related to the improving credit environment.

The following tables set forth key credit quality indicators based upon the recorded investment gross of allowance for credit losses for the Predecessor Company:

	Predecessor Company December 31, 2021 Amortized Cost by Origination Year						
	2021	2020	2019	2018	2017	Prior	Total
	(in millions)						
Commercial Mortgage Loans							
Loan-to-Value Ratio:							
0%-59.99%	$ 150	$ —	$ 21	$ 7	$ 93	$ 232	$ 503
60%-69.99%	389	33	10	11	39	28	510
70%-79.99%	317	48	17	—	21	21	424
80% or greater	—	—	—	—	—	21	21
Total	$ 856	$ 81	$ 48	$ 18	$ 153	$ 302	$ 1,458
Debt Service Coverage Ratio:							
Greater or Equal to 1.2x	$ 856	$ 81	$ 48	$ 7	$ 120	$ 295	$ 1,407
1.0 - 1.2x	—	—	—	11	—	—	11
Less than 1.0x	—	—	—	—	33	7	40
Total	$ 856	$ 81	$ 48	$ 18	$ 153	$ 302	$ 1,458
Agricultural Property Loans							
Loan-to-Value Ratio:							
0%-59.99%	$ 40	$ 1	$ —	$ —	$ 3	$ 7	$ 51
60%-69.99%	—	—	—	—	—	—	—
70%-79.99%	—	—	—	—	—	—	—
80% or greater	—	—	—	—	—	—	—
Total	$ 40	$ 1	$ —	$ —	$ 3	$ 7	$ 51
Debt Service Coverage Ratio:							
Greater or Equal to 1.2x	$ 40	$ 1	$ —	$ —	$ 3	$ 3	$ 47
1.0 - 1.2x	—	—	—	—	—	—	—
Less than 1.0x	—	—	—	—	—	4	4
Total	$ 40	$ 1	$ —	$ —	$ 3	$ 7	$ 51

See Note 14 for additional information about the Company's commercial mortgage and other loans credit quality monitoring process.

For the year ended December 31, 2021, there was $167 million of commercial mortgage and other loans acquired, other than those through direct origination. For the year ended December 31, 2020, there was $1,402 million of commercial mortgage and other loans sold.

The Predecessor Company did not have any commercial mortgage and other loans purchased with credit deterioration, as of December 31, 2021.

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Other Invested Assets The following table sets forth the composition of “Other invested assets” as of the dates indicated: Predecessor Company December 31, 2021 (in millions) LPs/LLCs: Equity method: Private equity $ 19 Real estate-related 62 Subtotal equity method 81 Fair value: Private equity 4 Real estate-related 6 Subtotal fair value 10 Total LPs/LLCs 91 Derivative instruments 3 Policy loans 12 Total other invested assets $ 106 Accrued Investment Income The following table sets forth the composition of “Accrued investment income” as of the date indicated: Predecessor Company December 31, 2021 (in millions) Fixed maturity securities $ 58 Equity securities — Commercial mortgage and other loans 3 Secured Receivable Other Invested assets — Short-term investments and cash equivalents — Total accrued investment income $ 61 There were no write-downs on accrued investment income for the three months ended March 31, 2022 and $0.2 million for the year ended December 31, 2021. Table of Contents Fortitude Life Insurance & Annuity Company 111

Net Investment Income The following table sets forth “Net investment income” by investment type for the periods indicated: Predecessor Company Three Months Ended March 31 Years Ended 2022 2021 2020 (in millions) Fixed maturity securities (1) $ 61 $ 383 $ 455 Equity securities 1 5 1 Commercial mortgage and other loans 11 65 56 Other invested assets 29 63 44 Short-term investments and cash equivalents 1 1 50 Gross investment income 103 517 $ 606 Less: investment expenses (4) (27) (27) Net investment income $ 99 $ 490 $ 579 (1) Includes fixed maturity securities classified as available-for-sale and trading. The activity above includes interest income related to fair value option investments. Investment Gains (Losses), Net The following table sets forth “Investment gains (losses), net” by investment type for the periods indicated: Predecessor Company Three Months Ended March Years Ended 2022 2021 2020 (in millions) Fixed maturity securities (1) $ (21) $ 1,302 $ (4) Commercial mortgage and other loans — 53 (2) Derivatives (2) 502 6,124 (5,262) Other invested assets — 10 5 Short-term investments and cash equivalents — — 2 Investment gains (losses), net $ 481 $ 7,489 $ (5,261) (1) Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading. (2) Includes the impact of the 2021 Variable Annuities Recapture. See Note 1 for additional information. Table of Contents Fortitude Life Insurance & Annuity Company 112

Net Unrealized Gains (Losses) on Investments within AOCI The following table sets forth net unrealized gains (losses) on investments as of the dates indicated: Predecessor Company December 31, 2021 2020 (in millions) Fixed maturity securities, available-for-sale without an allowance 216 2,407 Derivatives designated as cash flow hedges(1) 25 (43) Affiliated notes — 5 Net unrealized gains (losses) on investments $ 240 $ 2,369 (1) For more information on cash flow hedges, see Note 16. Repurchase Agreements and Securities Lending In the normal course of business, FLIAC sells securities under agreements to repurchase and enters into securities lending transactions. These balances are recorded within Other liabilities in the consolidated statements of financial position. As of December 31, 2021, the Predecessor Company had no outstanding repurchase agreements or securities lending transactions. Securities Pledged, Restricted Assets and Special Deposits The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities purchased under agreements to resell. As of December 31 2021 there was no such collateral. As of December 31, 2021, there were fixed maturity securities of $12.3 million on deposit with governmental authorities or trustees as required by certain insurance laws. 16. DERIVATIVES AND HEDGING - PREDECESSOR COMPANY Types of Derivative Instruments and Derivative Strategies The Company utilizes various derivative instruments and strategies to manage its risk. Commonly used derivative instruments .include but are not necessarily limited to: • Interest rate contracts: futures, swaps, forwards, options, caps and floors • Equity contracts: futures, options and total return swaps • Foreign exchange contracts: futures, options, forwards and swaps • Credit contracts: single and index reference credit default swaps See Note 5 Derivatives - Successor Company for information on these contracts and the related strategies. The Predecessor Company previously accounted for the index-linked features of certain annuity products as embedded derivatives. See Note 17 for further information. Table of Contents Fortitude Life Insurance & Annuity Company 113

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Primary Risks Managed by Derivatives

The table below provides a summary of the gross notional amount and fair value of derivative contracts by the primary underlying risks, excluding embedded derivatives and associated reinsurance recoverables. Many derivative instruments contain multiple underlying risks. The fair value amounts below represent the value of derivative contracts prior to taking into account the netting effects of master netting agreements and cash collateral.

	Predecessor Company		
	December 31, 2021		
		Fair Value	
Primary Underlying Risk/Instrument Type	Gross Notional	Assets	Liabilities
		(in millions)	
Derivatives Designated as Hedge Accounting Instruments:			
Currency/Interest Rate			
Foreign Currency Swaps	$ 637	$ 29	$ (1)
Derivatives Not Qualifying as Hedge Accounting Instruments:			
Interest Rate			
Interest Rate Futures	$ 55	$ —	$ —
Interest Rate Swaps	10,520	339	(255)
Foreign Currency			
Foreign Currency Forwards	50	—	(1)
Currency/Interest Rate			
Foreign Currency Swaps	208	10	(1)
Credit			
Credit Default Swaps	1,746	48	—
Equity			
Equity Futures	855	1	(1)
Total Return Swaps	4,803	88	(81)
Equity Options	20,582	963	(1,028)
Total Derivatives Not Qualifying as Hedge Accounting Instruments	$ 38,819	$ 1,449	$ (1,367)
Total Derivatives(1)(2)	$ 39,456	$ 1,478	$ (1,368)

(1) Excludes embedded derivatives and associated reinsurance recoverables which contain multiple underlying risks. The fair value of these embedded derivatives was a net liability of $4,060 million as of December 31, 2021 included in "Future policy benefits" and $2,041 million as of December 31, 2021 included in "Policyholders' account balances". Other assets included $400 million as of December 31, 2021. The fair value of the related reinsurance, included in "Reinsurance recoverables" and/or "Reinsurance payables" was an asset of $1,881 million as of December 31, 2021.

(2) Recorded in "Other invested assets", "Other liabilities", and "Payables to parent and affiliates" on the Consolidated Statements of Financial Position.

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Offsetting Assets and Liabilities The following table presents recognized derivative instruments (excluding embedded derivatives and associated reinsurance recoverables), that are offset in the Statements of Financial Position, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the Consolidated Statements of Financial Position. December 31, 2021 Gross Amounts of Recognized Financial Instruments Gross Amounts Offset in the Statement of Financial Position Net Amounts Presented in the Statement of Financial Position Financial Instruments/ Collateral(1) Net Amount (in millions) Offsetting of Financial Assets: Derivatives $ 1,478 $ (1,475) $ 3 $ — $ 3 Offsetting of Financial Liabilities: Derivatives $ 1,368 $ (1,154) $ 215 $ (215) $ — (1) Amounts exclude the excess of collateral received/pledged from/to the counterparty. For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see “Credit Risk” below and Note 24. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. Table of Contents Fortitude Life Insurance & Annuity Company 115

The following tables provide the financial statement classification and impact of derivatives: Predecessor Company Three Months Ended March 31, 2022 Realized Investment Gains (Losses) Net Investment Income Other Income (loss) Change in AOCI (in millions) Derivatives Designated as Hedge Accounting Instruments: Cash flow hedges Currency/Interest Rate $ 1 $ 1 $ 2 $ 4 Total cash flow hedges 1 1 2 4 Derivatives Not Qualifying as Hedge Accounting Instruments: Interest Rate (527) — — — Currency — — — — Currency/Interest Rate (6) — — — Credit (12) — — — Equity 59 — — — Embedded Derivatives 986 — — — Total Derivatives Not Qualifying as Hedge Accounting Instruments 500 — — — Total $ 501 $ 1 $ 2 $ 4 Predecessor Company Year Ended December 31, 2021 Realized Investment Gains (Losses) Net Investment Income Other Income (loss) Change in AOCI (in millions) Derivatives Designated as Hedge Accounting Instruments: Cash flow hedges Currency/Interest Rate $ 7 $ 13 $ 14 $ 68 Total cash flow hedges 7 13 14 68 Derivatives Not Qualifying as Hedge Accounting Instruments: Interest Rate (1,749) — — — Currency 2 — — — Currency/Interest Rate 12 — — — Credit 17 — — — Equity (1,465) — — — Embedded Derivatives (1) 9,300 — — — Total Derivatives Not Qualifying as Hedge Accounting Instruments 6,117 — — — Total $ 6,124 $ 13 $ 14 $ 68 Table of Contents Fortitude Life Insurance & Annuity Company 116

Predecessor Company Year Ended December 31, 2020 Realized Investment Gains (Losses) Net Investment Income Other Income (loss) Change in AOCI (in millions) Derivatives Designated as Hedge Accounting Instruments: Cash flow hedges Currency/Interest Rate $ 2 $ 18 $ (25) $ (43) Total cash flow hedges 2 18 (25) (43) Derivatives Not Qualifying as Hedge Accounting Instruments: Interest Rate 4,453 — — — Currency (1) — — — Currency/Interest Rate (15) — — — Credit — — — — Equity (5,290) — — — Embedded Derivatives (4,411) — — — Total Derivatives Not Qualifying as Hedge Accounting Instruments (5,264) — — — Total $ (5,262) $ 18 $ (25) $ (43) (1) Includes the impact from 2021 Variable Annuities Recapture, see Note 20 for further details. Presented below is a rollforward of current period cash flow hedges in AOCI before taxes: (in millions) Balance, December 31,2019 (Predecessor company) $ — Amount recorded in AOCI Currency/Interest Rate (48) Amount reclassified from AOCI to income Currency/Interest Rate 5 Balance, December 31,2020 (Predecessor Company) $ (43) Amount recorded in AOCI Currency/Interest Rate 102 Amount reclassified from AOCI to income Currency/Interest Rate (34) Balance, December 31, 2021 (Predecessor Company) $ 25 Amount recorded in AOCI Currency/Interest Rate 9 Amount reclassified from AOCI to income Currency/Interest Rate (5) Balance, March 31, 2022 (Predecessor Company) $ 29 The changes in fair value of cash flow hedges are deferred in AOCI and are included in “Net unrealized investment gains (losses)” in the Statements of Operations and Comprehensive Income (Loss); these amounts are then reclassified to earnings when the hedged item affects earnings. The exposures the Company is hedging with these qualifying cash flow hedges include the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. There were no material amounts reclassified from AOCI into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging. Table of Contents Fortitude Life Insurance & Annuity Company 117

Counterparty Credit Risk The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial derivative transactions with a positive fair value. FLIAC manages credit risk by (i) entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties governed by master netting agreement, as applicable; (ii) trading through central clearing and OTC parties; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single-party credit exposures which are subject to periodic management review. Substantially all of the Company’s derivative agreements have zero thresholds which require daily full collateralization by the party in a liability position. Table of Contents Fortitude Life Insurance & Annuity Company 118

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17. FAIR VALUE OF ASSETS AND LIABILITIES - PREDECESSOR COMPANY

Fair Value Measurement – See Note 6 - "Fair value of assets and liabilities - Successor Company".

See further below for a discussion of the Company's valuation methodologies for assets and liabilities measured at fair value and the fair value hierarchy.

Assets and Liabilities by Hierarchy Level – The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

	Predecessor Company				
	December 31, 2021				
	Level 1	Level 2	Level 3	Netting (1)	Total
	(in millions)				
Assets					
Fixed maturities, available-for-sale:					
U.S Treasury securities and obligations of U.S. government authorities and agencies	$ —	$ 727	$ —	$ —	$ 727
Obligations of U.S. states and their political subdivisions	—	296	—	—	296
Foreign government bonds	—	114	—	—	114
U.S. corporate public securities	—	2,460	—	—	2,460
U.S. corporate private securities	—	1,556	89	—	1,645
Foreign corporate public securities	—	795	—	—	795
Foreign corporate private securities	—	791	101	—	892
Asset-backed securities(2)	—	1,039	23	—	1,062
Commercial mortgage-backed securities	—	674	32	—	706
Residential mortgage-backed securities	—	54	20	—	74
Total Fixed Maturity Securities, available-for-sale	$ —	$ 8,506	$ 265	$ —	$ 8,771
Fixed maturities, trading	—	27	—	—	27
Equity securities	321	—	1	—	322
Short-term investments	519	263	13	—	795
Cash equivalents	372	1,359	8	—	1,739
Other invested assets(3)	1	1,477	—	(1,475)	3
Other assets	—	—	400	—	400
Reinsurance recoverables	—	—	1,881	—	1,881
Subtotal excluding separate account assets	$ 1,213	$ 11,632	$ 2,568	$ (1,475)	$ 13,938
Separate account assets(4)	—	32,267	—	—	32,267
Total assets	$ 1,213	$ 43,899	$ 2,568	$ (1,475)	$ 46,205
Liabilities					
Future policy benefits(5)	—	—	4,060	—	4,060
Policyholders' account balances	—	—	2,041	—	2,041
Payables to parent and affiliates	—	1,367	—	(1,152)	215
Other liabilities	1	—	—	(1)	—
Total liabilities	$ 1	$ 1,367	$ 6,101	$ (1,153)	$ 6,316

(1) "Netting" amounts represent offsetting considerations as disclosed in Note 15. "Netting" amounts represent cash collateral of $321 million as of December 31, 2021.

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(2) Includes credit-tranched securities collateralized by syndicated bank loans, sub-prime mortgages, auto loans, credit cards, education loans and other asset types. (3) Other invested assets excluded from the fair value hierarchy include certain hedge funds, private equity funds and other funds for which fair value is measured at net asset value (“NAV”) per share (or its equivalent) as a practical expedient. At December 31, 2021, the fair values of such investments were $10.0 million. (4) Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in Statements of Financial Position. (5) As of December 31, 2021, the net embedded derivative liability position of $4,060 million includes $62 million of embedded derivatives in an asset position and $4,122 million of embedded derivatives in a liability position. The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below. For discussion regarding fixed maturity securities, equity securities, derivative instruments, cash and cash equivalents, short-term investments and separate account assets/liabilities see Note 6. Receivable from Parent and Affiliates (Predecessor Company only) – Receivables from parent and affiliates carried at fair value include affiliated bonds within the Company’s legal entity where fair value is determined consistent with similar securities described above under “Fixed Maturity Securities” managed by affiliated asset managers. Other assets – Other assets consists primarily of deposit assets related to reinsurance agreements using deposit accounting under U.S. GAAP, which include amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain annuity products. The methods and assumptions used to estimate the fair value are consistent with those described below in “Policyholders' account balances”. Reinsurance Recoverables – Reinsurance recoverables carried at fair value include the reinsurance of the Company’s living benefit guarantees on certain variable annuity contracts as well as variable indexed annuities. Living benefit guarantees are accounted for as embedded derivatives and are recorded in “Reinsurance recoverables” or “Reinsurance payables” when fair value is in an asset or liability position, respectively, whereas the variable indexed annuities are presented on a net basis. The methods and assumptions used to estimate the fair value are consistent with those described below in “Future policy benefits”. The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the living benefit guarantee. Future Policy Benefits – The liability for future policy benefits is related to guarantees primarily associated with the living benefit features of certain variable annuity contracts, including guaranteed minimum accumulation benefits (“GMAB”), guaranteed withdrawal benefits (“GMWB”) and guaranteed minimum income and withdrawal benefits (“GMIWB”), accounted for as embedded derivatives. The fair values of these liabilities are calculated as the present value of future expected benefit payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or asset balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management's judgment. The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy. Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders’ account values. The Company’s discount rate assumption is based on the LIBOR swap curve adjusted for an additional spread relative to LIBOR to reflect NPR. Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long-term trend is observed in an interim period. Table of Contents Fortitude Life Insurance & Annuity Company 120

Policyholders' Account Balances - The liability for policyholders’ account balances is related to certain embedded derivative instruments associated with certain annuity products that provide the policyholders with the index-linked interest credited over contract specified term periods. The fair values of these liabilities are determined using discounted cash flow models which include capital market assumptions such as interest rates and equity index volatility assumptions, the Company’s market-perceived NPR and actuarially determined assumptions for mortality, lapses and projected hedge costs. As there is no observable active market for these liabilities, the fair value is determined as the present value of account balances paid to policyholders in excess of contractually guaranteed minimums using option pricing techniques for index term periods that contain deposits as of the valuation date, and the expected option budget for future index term periods, where the terms of index crediting rates have not yet been declared by the Company. Premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows are also incorporated in the fair value of these liabilities. Since the valuation of these liabilities require the use of management’s judgment to determine these risk premiums and the use of unobservable inputs, these liabilities are reflected within Level 3 in the fair value hierarchy. Capital market inputs, including interest rates and equity markets volatility, and actual policyholders’ account values are updated each quarter. Actuarial assumptions are reviewed at least annually and updated based upon emerging experience, future expectations and other data, including any observable market data. Aside from these annual updates, assumptions are generally updated only if a material change is observed in an interim period that the Company believes is indicative of a long- term trend. Table of Contents Fortitude Life Insurance & Annuity Company 121

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Fortitude Life Insurance & Annuity Company

Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities – The tables below present quantitative information on significant internally-priced Level 3 assets and liabilities.

	Predecessor Company December 31, 2021								
		Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)
		(in millions)						
Assets:								
Corporate securities(2)	$	163	Discounted cash flow	Discount rate	2.34 %	10.17 %	2.82 %	Decrease
			Market Comparables	EBITDA multiples(3)	6.5 X	12.4 X	8.8 X	Increase
			Liquidation	Liquidation rate	62.58 %	62.58 %	62.58 %	Increase
Other assets		400	Fair values are determined using the same unobservable inputs as policyholders' account balances.					
Reinsurance recoverables		1,881	Fair values are determined using the same unobservable inputs as future policy benefits and policyholders' account balances.					
Liabilities:								
Future policy benefits(4)	$	4,060	Discounted cash flow	Lapse rate(6)	1 %	20 %		Decrease
				Spread over LIBOR(7)	0.03 %	1.13 %		Decrease
				Utilization rate(8)	39 %	96 %		Increase
				Withdrawal rate	See table footnote (9) below.			
				Mortality rate (10)	0 %	15 %		Decrease
				Equity volatility curve	16 %	25 %		Increase
Policyholders' account balances(6)	$	2,041	Discounted cash flow	Lapse rate(6)	1 %	42 %		Decrease
				Spread over LIBOR(7)	0.03 %	1.17 %		Decrease
				Equity volatility curve	6 %	31 %		Increase

(1) Conversely, the impact of a decrease in input would have the opposite impact on fair value as that presented in the table.
(2) Includes assets classified as fixed maturity securities, available-for-sale and fixed maturity securities, trading as of December 31, 2021.
(3) Represents multiples of earnings before interest, taxes, depreciation and amortization ("EBITDA"), and are amounts used when the Company has determined that market participants would use such multiples when valuing the investments.
(4) Future policy benefits primarily represent general account liabilities for the living benefit features of the Company's variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.
(5) Policyholders' account balances primarily represent general account liabilities for the index-linked interest credited on certain of the Company's annuity products that are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than a weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.
(6) Lapse rates for contracts with living benefit guarantees are adjusted at the contract level based on the in-the-moneyness of the living benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates for contracts with index-linked crediting guarantees may be adjusted at the contract level based on the applicability of any surrender charges, product type, and market related factors such as interest rates. Lapse rates are also generally assumed to be lower for the period where surrender charges apply. For any given contract, lapse rates vary throughout the period over which cash flows are projected for the purposes of valuing these embedded derivatives.
(7) The spread over the SOFR and LIBOR swap curve represents the premium added to the proxy for the risk-free rate (SOFR/LIBOR) to reflect the Company's estimates of rates that a market participant would use to value the living benefits in both the accumulation and payout phases and index-linked interest crediting guarantees. This spread includes an estimate of NPR, which is the risk that the obligation will not be fulfilled by the Company. NPR is primarily estimated by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium. In order to reflect the financial strength ratings of the Company, credit spreads associated with funding agreements, as opposed to credit

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spread associated with debt, are utilized in developing this estimate because funding agreements, living benefit guarantees, and index-linked interest crediting guarantees are insurance liabilities and are therefore senior to debt. (8) The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status and age. The impact of changes in these assumptions is highly dependent on the product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal. Range reflects the utilization rate for the vast majority of business with living benefits. (9) The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions vary based on the age of the contractholder, the tax status of the contract and the duration since the contractholder began lifetime withdrawals. As of December 31, 2021, the minimum withdrawal rate assumption is 76% and the maximum withdrawal rate assumption may be greater than 100%. The fair value of the liability will generally increase the closer the withdrawal rate is to 100% and decrease as the withdrawal rate moves further away from 100%. (10) The range reflects the mortality rates for the vast majority of business with living benefits, with policyholders ranging from 45 to 90 years old. While the majority of living benefits have a minimum age requirement, certain other contracts do not have an age restriction. This results in contractholders with mortality rates approaching 0% for certain benefits. Mortality rates may vary by product, age, and duration. A mortality improvement assumption is also incorporated into the overall mortality table. Interrelationships Between Unobservable Inputs – In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another, or multiple, inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows: Corporate Securities – The rate used to discount future cash flows reflects current risk-free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors. During weaker economic cycles, as the expectations of default increases, credit spreads widen, which results in a decrease in fair value. Future Policy Benefits – The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent that more efficient contractholder behavior results in greater in-the- moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in- the-money. Changes in Level 3 Assets and Liabilities – The following tables describe changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods. When a determination is made to classify assets and liabilities within Level 3, the determination is based on significance of the unobservable inputs in the overall fair value measurement. All transfers are based on changes in the observability of the valuation inputs, including the availability of pricing service information that the Company can validate. Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company can validate. Table of Contents Fortitude Life Insurance & Annuity Company 123

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Fortitude Life Insurance & Annuity Company

	Predecessor Company										
	Three Months Ended March 31, 2022										
	Fair Value, beginning of period	Total realized and unrealized gains (losses)(1)	Purchases	Sales	Issuances	Settlements	Other	Transfers into Level 3	Transfers out of Level 3	Fair Value, end of period	Unrealized gains (losses) for assets still held(3)
	(in millions)										
Fixed maturities, available-for-sale:											
U.S. government	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Corporate securities(4)	190	(9)	5	(4)	—	(2)	—	—	—	180	(9)
Structured securities(5)	76	(4)	—	(10)	—	(2)	—	—	(13)	47	(4)
Other assets:											
Equity securities	1	—	—	—	—	—	—	—	—	1	—
Short term investments	13	—	—	—	—	(13)	—	—	—	—	—
Cash equivalents	8	—	—	—	—	(8)	—	—	—	—	—
Other assets	400	(21)	13	—	—	(16)	—	—	—	376	(6)
Reinsurance recoverables	1,881	201	4	—	—	19	(239)	—	—	1,866	222
Liabilities:											
Future policy benefits	(4,060)	715	—	—	(48)	—	—	—	—	(3,393)	686
Policyholders' account balances(6)	(2,041)	124	—	—	—	(17)	—	—	—	(1,934)	89

	Predecessor Company						
	Three Months Ended March 31, 2022						
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(3)		
	Realized investment gains (losses), net(1)	Other income (loss)	Included in other comprehensive income (losses)	Net investment income	Realized investment gains (losses), net	Other income (loss)	Included in other comprehensive income (losses)
	(in millions)						
Fixed maturities, available-for-sale	$ —	$ —	$ (12)	$ —	$ —	$ —	$ (12)
Other assets:							
Other assets	(21)	—	—	—	(6)	—	—
Reinsurance recoverables	201	—	—	—	222	—	—
Liabilities:							
Future policy benefits	715	—	—	—	686	—	—
Policyholders' account balances	124	—	—	—	89	—	—

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Fortitude Life Insurance & Annuity Company

	Predecessor Company										
	Year Ended December 31, 2021										
	Fair Value, beginning of period	Total realized and unrealized gains (losses)(1)	Purchases	Sales	Issuances	Settlements	Other(2)	Transfers into Level 3	Transfers out of Level 3	Fair Value, end of period	Unrealized gains (losses) for assets still held(3)
	(in millions)										
Fixed maturities, available-for-sale:											
U.S. Government	$ 15	$ —	$ —	$ (15)	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Corporate Securities(4)	149	(4)	260	(11)	—	(55)	(158)	17	(8)	190	(5)
Structured Securities(5)	19	1	261	—	—	(8)	(33)	31	(195)	76	1
Other assets:											
Fixed maturities, trading	5	—	2	—	—	—	—	—	(7)	—	—
Equity securities	4	—	—	—	—	—	(3)	—	—	1	1
Short-term investments	10	—	35	—	—	(32)	(1)	1	—	13	—
Cash equivalents	—	—	8	—	—	—	—	—	—	8	—
Other assets	54	(38)	15	—	—	(13)	382	—	—	400	12
Reinsurance recoverables	409	(153)	17	—	245	—	1,363	—	—	1,881	(136)
Liabilities:											
Future policy benefits	(17,314)	13,934	—	—	(680)	—	—	—	—	(4,060)	1,425
Policyholders' account balances(6)	(580)	(1,075)	—	—	(386)	—	—	—	—	(2,041)	39

	Predecessor Company						
	Year Ended December 31, 2021						
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(3)		
	Realized investment gains (losses), net(1)	Other income (loss)	Included in other comprehensive income (losses)	Net investment income	Realized investment gains (losses), net	Other income (loss)	Included in other comprehensive income (losses)
	(in millions)						
Fixed maturities, available-for-sale	$ (5)	$ —	$ 1	$ —	$ (6)	$ —	$ 1
Other assets:							
Fixed maturities, trading	—	—	—	—	—	—	—
Equity securities	—	—	—	—	—	1	—
Short-term investments	—	—	—	—	—	—	—
Cash equivalents	—	—	—	—	—	—	—
Other assets	(38)	—	—	—	12	—	—
Reinsurance recoverables	(153)	—	—	—	(136)	—	—
Liabilities:							
Future policy benefits	13,934	—	—	—	1,425	—	—
Policyholders' account balances	(1,075)	—	—	—	39	—	—

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Predecessor Company Year Ended December 31, 2020 Total realized and unrealized gains (losses) Unrealized gains (losses) for assets still held(3) Realized investment gains (losses), net(1) Other income (loss) Included in other comprehensive income (loss) Net investment income Realized investment gains (losses), net Other income (loss) Included in other comprehensive income (loss) (in millions) Fixed maturities, available-for-sale $ — $ — $ (2) $ — $ (1) $ — $ (7) Other assets: Fixed maturities, trading — 1 — — — 1 — Equity securities — — — — — 1 — Other assets 14 — — — 13 — — Reinsurance recoverables 89 — — — 97 — — Liabilities: Future policy benefits (4,340) — — — (4,711) — — Policyholders' account balances (202) — — — (168) — — (1) Realized investment gains (losses) on future policy benefits and reinsurance recoverables primarily represent the change in the fair value of the Company's living benefit guarantees on certain of its variable annuity contracts. Refer to Note 20 for impacts to Realized investments gains (losses), net related to the 2021 Variable Annuities Recapture and the Affiliated Reinsurance Agreement. (2) “Other” represents noncash transfers related to the 2021 Variable Annuities Recapture and the Affiliated Reinsurance Agreement. Refer to Note 20 for additional information. (3) Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts. (4) Includes U.S. corporate public, U.S. corporate private, foreign corporate public and foreign corporate private securities. (5) Includes asset-backed, commercial mortgage-backed and residential mortgage-backed securities. (6) Issuances and settlements for Policyholders' account balances are presented net in the rollforward. Table of Contents Fortitude Life Insurance & Annuity Company 126

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Fortitude Life Insurance & Annuity Company

Fair Value of Financial Instruments

The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company's Consolidated Statements of Financial Position. In some cases the carrying amount equals or approximates fair value.

	Predecessor Company				
	December 31, 2021				
	Fair Value				Carrying Amount(1)
	Level 1	Level 2	Level 3	Total	Total
	(in millions)				
Assets:					
Commercial mortgage and other loans	$ —	$ —	$ 1,516	$ 1,516	$ 1,504
Policy loans	—	—	12	12	12
Short-term investments	81	—	—	81	81
Cash and cash equivalents	277	—	—	277	277
Accrued investment income	—	61	—	61	61
Reinsurance recoverables	—	—	9	9	8
Receivables from parent and affiliates	—	5	—	5	5
Other assets	—	4	2,275	2,279	2,279
Total assets	$ 358	$ 70	$ 3,812	$ 4,240	$ 4,227
Liabilities:					
Policyholders' account balances - investment contracts	$ —	$ —	$ 2,391	$ 2,391	$ 2,381
Payables to parent and affiliates	—	36	—	36	36
Other liabilities	—	105	—	105	105
Separate account liabilities - investment contracts	—	—	—	—	—
Total liabilities	$ —	$ 141	$ 2,391	$ 2,532	$ 2,522

(1) Carrying values presented herein differ from those in the Company's Consolidated Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial Mortgage and Other Loans

The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar-denominated loans) plus an appropriate credit spread for loans of similar quality, average life and currency. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology. Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates and credit risk.

Policy Loans

Policy loans carrying value approximates fair value.

Short-Term Investments, Cash and Cash Equivalents, Accrued Investment Income and Receivables from Parent and Affiliates

The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: certain short-term investments which are not securities, are recorded at amortized cost; cash and cash equivalent instruments; and accrued investment income.

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Other Assets Other assets for the current year consists primarily of deposit assets related to the reinsurance agreement with Pruco Life. For the prior year, other assets consisted primarily of deposit assets related to the reinsurance agreement with a third-party reinsurer. Both reinsurance agreements are using deposit accounting under U.S. GAAP. Also included are other assets that meet the definition of financial instruments, including receivables such as unsettled trades and accounts receivable. Reinsurance Recoverables and Reinsurance Payables Reinsurance recoverables and reinsurance payables include corresponding receivables and payables associated with reinsurance arrangements between the Company and related parties. See Note 8 for additional information about the Company's reinsurance arrangements. Policyholders’ Account Balances - Investment Contracts Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value. Debt The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For debt with a maturity of less than 90 days, the carrying value approximates fair value. Other Liabilities and Payables to Parent and Affiliates Other liabilities primarily consists of unsettled trades, drafts and escrow deposits. For the prior year other liabilities includes the funds withheld liability for assets retained under the reinsurance agreement with a third-party reinsurer that corresponds to the deposit assets above in “Other Assets”. Payables to parent and affiliates is primarily related to accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value. Separate Account Liabilities - Investment Contracts Only the portion of separate account liabilities related to products that are investment contracts are reflected in the table above. Separate account liabilities are recorded at the amount credited to the contractholder, which reflects the change in fair value of the corresponding separate account assets including contractholder deposits less withdrawals and fees; therefore, carrying value approximates fair value. Table of Contents Fortitude Life Insurance & Annuity Company 128

18. POLICYHOLDERS’ LIABILITIES - PREDECESSOR COMPANY Future Policy Benefits Future policy benefits at December 31 for the year indicated as follows: 2021 (in millions) Life insurance – domestic $ 1 Individual annuities and supplementary contracts 431 Other contract liabilities 4,073 Total future policy benefits $ 4,505 Future policy benefits for domestic life insurance policies reflect in course of settlement amounts. Individual annuities and supplementary contract liabilities include reserves for life contingent immediate annuities and guaranteed minimum death benefits. Other contract liabilities include liabilities for variable annuity living benefit guarantees and certain other reserves for annuities and individual life products. Future policy benefits for individual annuities and supplementary contracts with life contingencies are generally equal to the present value of expected future payments. Assumptions as to mortality are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. The interest rates used in the determination of the present values range from 1.0% to 8.3%; less than 1% of the reserves based on an interest rate in excess of 8%. The Company’s liability for future policy benefits are primarily liabilities for guaranteed benefits related to certain long- duration life and annuity contracts. Liabilities for guaranteed benefits with embedded derivative features are primarily in “Other contract liabilities” in the table above. The interest rates used in the determination of the present values range from 0.6% to 2.9%. The remaining liabilities for guaranteed benefits are primarily reflected with the underlying contract. See Note 19 for additional information regarding liabilities for guaranteed benefits related to certain long-duration contracts. Premium deficiency reserves included in “Future policy benefits” are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves have been recorded for the individual annuity business, which consists of single premium immediate annuities with life contingencies. Policyholders’ Account Balances Policyholders’ account balances at December 31 for the year indicated as follows: 2021 (in millions) Interest-sensitive life contracts $ 14 Individual annuities 11,365 Guaranteed interest accounts 371 Total policyholders’ account balances $ 11,750 Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities and certain unearned revenues. Policyholders' account balances also include amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain annuity products. See Note 5 for additional information on the fair value of these embedded derivative instruments. Interest crediting rates for interest-sensitive life contracts range from 3.5% to 6.0%. Interest crediting rates for individual annuities range from 0.0% to 6.5%. Interest crediting rates for guaranteed interest accounts range from 0.0% to 5.8%. Table of Contents Fortitude Life Insurance & Annuity Company 129

19. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS - PREDECESSOR COMPANY The Company issued variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issued variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract adjusted for any partial withdrawals (“return of net deposits”). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract adjusted for any partial withdrawals plus a minimum return (“minimum return”), and/or (2) the highest contract value on a specified date adjusted for any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issued annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed-rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company also issues fixed deferred and fixed index annuity contracts that have a guaranteed credited rate, annuity benefit and withdrawal benefit. The Company also issues indexed variable annuity contracts for which the return, when the account value is allocated to the index strategies, is tied to the return of specific indices subject to applicable contractual minimums and maximums and also varying levels of downside protection. The contract also guarantees to the contractholder a return of no less than total deposits made to the contract adjusted for any partial withdrawals upon death. In certain of these indexed variable annuity contracts, the Company also contractually guarantees to the contractholder withdrawal benefits payable during specific periods. The assets supporting the variable portion of all variable annuities are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits” or “Realized investment gains (losses), net”. For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality. For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, timing of annuitization, contract lapses and contractholder mortality. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility and contractholder behavior. The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits.” As of December 31, 2021, the Company had the following guarantees associated with these contracts, by product and guarantee type: Table of Contents Fortitude Life Insurance & Annuity Company 130

December 31, 2021 In the Event of Death At Annuitization/ Accumulation(1) Annuity Contracts (in millions) Return of net deposits Account value $ 27,658 N/A Net amount at risk $ 167 N/A Average attained age of contractholders 71 years N/A Minimum return or contract value Account value $ 5,277 $ 27,949 Net amount at risk $ 662 $ 1,554 Average attained age of contractholders 72 years 72 years Average period remaining until earliest expected annuitization N/A 0 years (1) Includes income and withdrawal benefits. Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows: December 31, 2021 (in millions) Equity funds $ 20,796 Bond funds 9,651 Money market funds 1,331 Total $ 31,778 In addition to the amounts invested in separate account investment options above, $1.2 billion of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options at December 31, 2021. For the years ended December 31, 2021 and 2020, there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded. Liabilities for Guarantee Benefits The table below summarizes the changes in general account liabilities for guarantees. The liabilities for GMDB and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” GMAB, GMWB and GMIWB are accounted for as embedded derivatives and are recorded at fair value within “Future policy benefits.” Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative are recorded in “Realized investment gains (losses), net.” See Note 6 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The Company maintains a portfolio of derivative investments that serve as a partial hedge of the risks associated with these products, for which the changes in fair value are also recorded in “Realized investment gains (losses), net.” This portfolio of derivative investments does not qualify for hedge accounting treatment under U.S. GAAP. Table of Contents Fortitude Life Insurance & Annuity Company 131

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Fortitude Life Insurance & Annuity Company

	GMDB	GMAB/GMWB/ GMIWB	GMIB	Totals
		(in millions)		
Variable Annuity				
Balance at December 31, 2019 (Predecessor Company)	$ 682	$ 11,823	$ 22	$ 12,527
Incurred guarantee benefits(1)(2)	139	5,491	7	5,637
Paid guarantee benefits(2)	(69)	—	(4)	(73)
Change in unrealized investment gains and losses(2)	37	—	—	37
Balance at December 31, 2020 (Predecessor Company)	789	17,314	25	18,128
Incurred guarantee benefits(1)(2)	(5)	(4,924)	(4)	(4,933)
Paid guarantee benefits(2)	(43)	—	—	(43)
Change in unrealized investment gains and losses(2)	(38)	—	—	(38)
Other(3)	(487)	(8,330)	(16)	(8,833)
Balance at December 31, 2021 (Predecessor Company)	216	4,060	5	4,281
Incurred guarantee benefits(1)	18	(667)	—	(649)
Paid guarantee benefits	(8)	—	—	(8)
Change in unrealized investment gains and losses	(1)	—	—	(1)
Balance at Balance at March 31, 2022 (Predecessor Company)	$ 225	$ 3,393	$ 5	$ 3,623

(1) Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.
(2) Amounts include assumed reinsurance business.
(3) Amounts represent the 2021 Variable Annuities Recapture. See Note 20 for additional information.

The GMDB and GMIB liability are established when associated assessments (which include all policy charges including charges for administration, mortality, expense, surrender, and other, regardless of how characterized) are recognized. This liability is established using current best estimate assumptions and is based on the ratio of the present value of total expected excess payments (e.g., payments in excess of account value) over the life of the contract divided by the present value of total expected assessments (i.e., benefit ratio). The liability equals the current benefit ratio multiplied by cumulative assessments recognized to date, plus interest, less cumulative excess payments to date. Similar to as described above for DAC, the reserves are subject to adjustments based on annual reviews of assumptions and quarterly adjustments for experience, including market performance. These adjustments reflect the impact on the benefit ratio of using actual historical experience from the issuance date to the balance sheet date plus updated estimates of future experience. The updated benefit ratio is then applied to all prior periods' assessments to derive an adjustment to the reserve recognized through a benefit or charge to current period earnings.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company's GMAB features are the guaranteed return option features, which includes an automatic rebalancing element that reduces the Company's exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments in excess of the account balance less the present value of future expected rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.

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The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which was available under only one of the GMIWBs and is no longer offered) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs) in general guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature. 20. REINSURANCE - PREDECESSOR COMPANY Reinsurance is used as part of the Company's risk management and capital management strategies. See Note 8 for discussion regarding recent reinsurance transactions impacting the Company. Reinsurance amounts included in the Consolidated Statements of Financial Position for the Predecessor Company were as follows: December 31, 2021 (in millions) Reinsurance recoverables $ 8,108 Deferred policy acquisition costs (530) Deferred sales inducements (26) Value of business acquired (2) Other assets 54 Reinsurance payables 7,183 Other liabilities 824 The reinsurance recoverables by counterparty related to the Predecessor Company are broken out below: December 31, 2021 (in millions) Prudential Insurance $ 372 Pruco Life 7,736 Total reinsurance recoverables $ 8,108 Table of Contents Fortitude Life Insurance & Annuity Company 133

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Reinsurance amounts, included in the Consolidated Statements of Operations and Comprehensive Income (Loss) for the Predecessor Company, were as follows:

	Three Months Ended March 31 2022	Twelve Months Ended December 31 2021	Twelve Months Ended December 31 2020
		(in millions)	
Premiums:			
Direct	$ 9	$ 24	$ 26
Assumed	—	16	38
Ceded	(1)	(3)	(3)
Net premiums	8	37	61
Policy charges and fee income:			
Direct	102	439	409
Assumed	—	819	1,566
Ceded(1)	(5)	(26)	(31)
Net policy charges and fee income	97	1,232	1,944
Asset management and service fees:			
Direct	22	98	91
Assumed	—	165	308
Ceded	(2)	(8)	(8)
Net asset management and service fees	20	255	391
Realized investment gains (losses), net:			
Direct	312	(4,689)	(2,208)
Assumed	—	12,351	(3,131)
Ceded	169	(173)	78
Realized investment gains (losses), net	481	7,489	(5,261)
Policyholders' benefits (including change in reserves):			
Direct	31	49	72
Assumed	—	(253)	157
Ceded(2)	(5)	(16)	(6)
Net policyholders' benefits (including change in reserves)	26	(220)	223
Interest credited to policyholders' account balances:			
Direct	91	175	85
Assumed	—	477	98
Ceded	(6)	(12)	(3)
Net interest credited to policyholders' account balances	85	640	180
Reinsurance expense allowances and general and administrative expenses, net of capitalization and amortization	(41)	1,694	1,036

(1) Includes $0.4 million and $2.6 million, of unaffiliated activity for the twelve months ended December 31, 2021 and 2020, respectively. There was no unaffiliated activity for the three months ended March 31, 2022

(2) Includes $0.0 million, $(13.8) million and $0.1 million, of unaffiliated activity for (with respect to the Predecessor Company) for three months ended March 31, 2022, twelve months ended December 31, 2021 and 2020 respectively. There was no unaffiliated activity for the three months ended March 31, 2022

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The financial statement impacts of the 2021 Variable Annuities Recapture for the Predecessor Company are as follows: Interim Statement of Financial Position Day 1 Impact of 2021 Variable Annuities Recapture Impacts of Recapture (in millions) ASSETS Total investments(1)(2) $ (8,327) Cash and cash equivalents (409) Deferred policy acquisition costs (3,286) Accrued investment income (42) Reinsurance recoverables (181) Income tax receivable (787) Value of business acquired — Deferred sales inducements (388) Receivables from parent and affiliates (41) Other assets — Separate account assets — TOTAL ASSETS $ (13,461) LIABILITIES AND EQUITY LIABILITIES Future policy benefits $ (9,048) Policyholders’ account balances (3,199) Payables to parent and affiliates — Long-term debt — Reinsurance payable (115) Other liabilities (245) Separate account liabilities — Total liabilities (12,607) EQUITY Common stock — Additional paid-in capital(3) (3,786) Retained earnings 3,026 Accumulated other comprehensive income (94) Total equity (854) TOTAL LIABILITIES AND EQUITY $ (13,461) Significant non-cash transactions (1) The decrease in total investments includes non-cash activities of $8.3 billion related to the recapture transaction. (2) The Company incurred an increase related to ceding commissions of $2.0 billion received from Pruco Life. (3) The decrease in Additional paid-in capital includes non-cash activities of $3.4 billion in invested assets related to return of capital to PAI. Table of Contents Fortitude Life Insurance & Annuity Company 135

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Interim Statement of Operations and Comprehensive Income (Loss)

Day 1 Impact of 2021 Variable Annuities Recapture	Impacts of Recapture (in millions)
REVENUES	
Other income (loss)	$ 1
Realized investment gains (losses), net	5,142
TOTAL REVENUES	5,143
BENEFITS AND EXPENSES	
Policyholders' benefits	(257)
Interest credited to policyholders' account balances	399
Commission expense	1,362
General, administrative and other expenses	(191)
TOTAL BENEFITS AND EXPENSES	1,313
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES	3,830
Income tax expense (benefit)	804
NET INCOME (LOSS)	$ 3,026

Affiliated Asset Transfers

Affiliate	Period	Transaction	Security Type	Fair Value	Book Value	APIC Increase/ (Decrease)	Realized Investment Gain/(Loss), Net	Derivative Gain/ (Loss)
						(in millions)		
Pruco Life	July 1, 2021	Sale	Derivatives, Fixed Maturities, Equity Securities, Commercial Mortgages and JV/LP Investments	$ 4,908	$ 4,720	$ 0	$ 173	$ 15
PAI	July 1, 2021	Return of Capital	Fixed Maturities	$ 3,420	$ 3,420	$ (3,420)	$ 0	$ 0

As part of the recapture transaction, the Predecessor Company sent invested assets of $6.8 billion, net of $2.0 billion ceding commissions as consideration to Pruco Life, which is equivalent to the amount of statutory reserve credit taken as of June 30, 2021. The company released living benefit liabilities of $8.3 billion as well as variable annuity base contracts of $3.0 billion and benefit and payout reserves of $0.9 billion.

Also, the Predecessor Company derecognized its assumed Deferred Policy Acquisition Costs ("DAC") and Deferred Sales Inducements ("DSI") balances as of June 30, 2021. The Predecessor Company also recognized a deferred reinsurance gain from the original transaction of $0.2 billion. As a result of the recapture transaction, the Predecessor Company recognized a pre-tax gain of $3.8 billion immediately.

There was a $3.8 billion return of capital to PAI, which includes $3.4 billion in invested assets and $0.4 billion in cash.

21. DAC, VOBA, AND DSI - PREDECESSOR COMPANY

As discussed in Note 1, the Successor Company has elected to apply push-down accounting as of April 1, 2022, which resulted in the write-off of DAC, VOBA, and DSI. Accordingly, there is no outstanding DAC, VOBA, or DSI balance at December 31, 2022 and there was no corresponding activity subsequent to April 1, 2022. The following disclosures pertain only to the Predecessor Company.

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DAC

The balances of and changes in DAC are disclosed below for the respective periods.

	Three Months Ended March 31	Year Ended December 31	
	2022	2021	2020
		(in millions)	
Balance, beginning of period	$ 567	$ 4,238	$ 4,456
Capitalization of commissions, sales and issue expenses	—	200	339
Amortization - Impact of assumption and experience unlocking and true-ups	(69)	4	170
Amortization - All other	(35)	(384)	(574)
Change due to unrealized investment gains and losses	6	347	(154)
Other(1)(2)	—	(3,838)	1
Balance, end of period	$ 469	$ 567	$ 4,238

(1) 2021 includes the impact of the 2021 Variable Annuities Recapture as well as the ceding of DAC upon the Affiliated Reinsurance Agreement with Pruco Life. See Note 8 for additional information.

(2) 2020 represents the impact of the January 1, 2020 adoption of ASU 2016-13.

VOBA

The balances of and changes in VOBA are disclosed below for the respective periods.

	Three Months Ended March 31	Year Ended December 31	
	2022	2021	2020
		(in millions)	
Balance, beginning of period	$ 28	$ 27	$ 30
Amortization - Impact of assumption and experience unlocking and true-ups	(2)	4	2
Amortization - All other	(2)	(6)	(6)
Interest	—	2	2
Change due to unrealized investment gains and losses	1	1	(1)
Balance, end of period	$ 25	$ 28	$ 27

As noted above, due to the write-off of VOBA resulting from our election to apply push-down accounting, there is no future estimated VOBA amortization.

DSI

The balances of and changes in DSI are disclosed below for the respective periods.

	Three Months Ended March 31	Year Ended December 31	
	2022	2021	2020
		(in millions)	
Balance, beginning of period	$ 295	$ 715	$ 813
Capitalization	—	1	1
Amortization - Impact of assumption and experience unlocking and true-ups	(37)	15	103
Amortization - All other	(17)	(112)	(150)
Change in unrealized investment gains and losses	3	64	(52)
Other(1)	—	(388)	—
Balance, end of period	$ 244	$ 295	$ 715

(1) Represents the impact of the 2021 Variable Annuities recapture.

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22. INCOME TAXES - PREDECESSOR COMPANY The following schedule discloses significant components of income tax expense (benefit) for each period presented: Year Ended December 31 2021 2020 (in millions) Current tax expense (benefit): U.S. federal $ 241 $ 92 State and local 3 — Total 244 92 Deferred tax expense (benefit): U.S. federal 1,050 (958) Total 1,050 (958) Income tax expense (benefit) 1,294 (866) Income tax expense (benefit) reported in equity related to: Other comprehensive income (loss) (362) 294 Total income tax expense (benefit) $ 932 $ (572) With respect to the three months ended March 31, 2022, the Company uses a full year projected effective tax rate approach to calculate year-to-date taxes. In addition, certain items impacting total income tax expense are recorded in the periods in which they occur. The projected effective tax rate is the ratio of projected “Income tax expense (benefit)” divided by projected “Income (loss) from operations before income taxes”. The interim period tax expense (or benefit) is the difference between the year-to-date income tax provision and the amounts reported for the previous interim periods of the fiscal year. Accordingly comparable information, as presented for the the full year December 31, 2021 and 2020, is not presented above or in the following chart. Reconciliation of Expected Tax at Statutory Rates to Reported Income Tax Expense (Benefit) The differences between income taxes expected at the U.S. federal statutory income tax rate of 21 percent and the reported income tax expense (benefit) are summarized as follows: Year Ended December 31 2021 2020 (in millions) Expected federal income tax expense (benefit) $ 1,314 $ (847) Non-taxable investment income (12) (11) Tax credits (10) (8) Other 2 — Reported income tax expense (benefit) $ 1,294 $ (866) Effective tax rate 20.7% 21.5 % The effective tax rate is the ratio of Total income tax expense (benefit) divided by Income (loss) from operations before income taxes. The Company’s effective tax rate for the the years ended December 31, 2021 and 2020 was 20.7% and 21.5%, respectively. The following is a description of items that had the most significant impact on the difference between the Company’s statutory U.S. federal income tax rate of 21 percent applicable for the years ended December 31, 2021 and 2020 and the Company’s effective tax rate during the periods presented: Non-Taxable Investment Income. The U.S. Dividends Received Deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and accounts for most of the non-taxable investment income shown in the table above. More specifically, the U.S. DRD constitutes $11 million of the total $12 million of 2021 non-taxable investment income and $10 million of the total $11 million of 2020 non-taxable investment income. The DRD for 2021 was estimated using information from 2020, current year investment results, and current year’s equity market performance. The actual 2021 DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of Table of Contents Fortitude Life Insurance & Annuity Company 138

distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Predecessor Company’s taxable income before the DRD. Tax credits. These amounts primarily represent tax credits relating to foreign taxes withheld on the Predecessor Company’s separate account investments. Other. This line item represents insignificant reconciling items that are individually less than 5 percent of the computed expected federal income tax expense (benefit) and have therefore been aggregated for purposes of this reconciliation in accordance with relevant disclosure guidance. Schedule of Deferred Tax Assets and Deferred Tax Liabilities December 31, 2021 (in millions) Deferred tax assets: Insurance reserves $ 242 Investments 830 Other 1 Deferred tax assets 1,073 Deferred tax liabilities: VOBA and deferred policy acquisition cost 110 Deferred sales inducements 62 Net unrealized gain on securities 56 Deferred tax liabilities 228 Net deferred tax asset (liability) $ 845 Valuation Allowance on Deferred Tax Assets The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The Predecessor Company had no valuation allowance as of December 31, 2021. The Predecessor Company’s Income (loss) from operations before income taxes includes income (loss) from domestic operations of $6,259 million and $(4,035) million for the twelve months ended December 31, 2021 and 2020 respectively. Tax Audit and Unrecognized Tax Benefits The Predecessor Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Predecessor Company had no unrecognized tax benefits as of December 31, 2021 and 2020. The Predecessor Company classified all interest and penalties related to tax uncertainties as income tax expense (benefit). The Predecessor Company did not recognize tax related interest and penalties. Table of Contents Fortitude Life Insurance & Annuity Company 139

The Company participated in the IRS’s Compliance Assurance Program. Under this program, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolution programs are available to resolve the disagreements in a timely manner. 23. EQUITY - PREDECESSOR COMPANY Accumulated Other Comprehensive Income (Loss) AOCI represents the cumulative OCI items that are reported separate from net income and detailed on the Consolidated Statements of Operation and Comprehensive Income (Loss). The balance of and changes in each component of AOCI are as follows: Balance, December 31, 2020 (1) 1,534 1,533 Change in OCI before reclassifications — (389) (389) Amounts reclassified from AOCI — (1,336) (1,336) Income tax benefit — 362 362 Balance, December 31, 2021 (1) 171 170 Change in OCI before reclassifications — (576) (576) Amounts reclassified from AOCI — 15 15 Income tax benefit — 118 118 Balance, March 31, 2022 $ (1) $ (272) $ (273) Accumulated Other Comprehensive Income (Loss) Foreign Currency Translation Adjustment Net Unrealized Investment Gains (Losses)(1) Total Accumulated Other Comprehensive Income (Loss) (in millions) Balance, December 31, 2019 $ (1) $ 430 $ 429 Change in OCI before reclassifications — 1,389 1,389 Amounts reclassified from AOCI — 9 9 Income tax expense — (294) (294) (1) Includes cash flow hedges of $29 million, $25 million and $(43) million as of three month ended March 31,2022, December 31, 2021 and 2020, respectively. Table of Contents Fortitude Life Insurance & Annuity Company 140

Reclassifications out of Accumulated Other Comprehensive Income (Loss) Predecessor Company Three Months Ended March 31 Twelve Months Ended December 31 Twelve Months Ended December 31 2022 2021 2020 (in millions) Amounts reclassified from AOCI(1)(2): Net unrealized investment gains (losses): Cash flow hedges - Currency/Interest rate(3) 5 34 (5) Net unrealized investment gains (losses) on available-for-sale securities (20) 1,302 (4) Total net unrealized investment gains (losses)(4) (15) 1,336 (9) Total reclassifications for the period $ (15) $ 1,336 $ (9) (1) All amounts are shown before tax. (2) Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI. (3) See Note 16 for additional information on cash flow hedges. (4) See table below for additional information on unrealized investment gains (losses), including the impact on DAC and other costs and future policy benefits and other liabilities. Net Unrealized Investment Gains (Losses) Net unrealized investment gains (losses) on available-for-sale fixed maturity securities and certain other invested assets and other assets are included in the Predecessor Company’s Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from OCI those items that are included as part of “Net income (loss)” for a period that had been part of OCI in earlier periods. The amounts for the periods indicated below, split between amounts related to net unrealized investment gains (losses) on available-for-sale fixed maturity securities on which an allowance for credit losses has been recognized, and all other net unrealized investment gains (losses), are as follows: Table of Contents Fortitude Life Insurance & Annuity Company 141

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	Net Unrealized Gains (Losses) on Available-for-Sale Fixed Maturity Securities on which an OTTI Loss has been Recognized	Net Unrealized Gains (Losses) on Investments on Available-for-Sale Fixed Maturity Securities on which an allowance for credit losses has been recognized (1)	Net Unrealized Gains (Losses) on All Other Investments(3)	DAC and Other Costs(4)	Future Policy Benefits and Other Liabilities(5)	Income Tax Benefit (Expense)	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
			(in millions)				
Balance, December 31, 2019	$ 14	$ —	$ 723	$ (156)	$ (36)	$ (115)	$ 430
Reclassification due to implementation of ASU 2016-13 (6)	(14)	—	14	—	—	—	—
Net investment gains (losses) on investments arising during the period	—	—	1,623	—	—	(341)	1,282
Reclassification adjustment for (gains) losses included in net income	—	—	9	—	—	(2)	7
Impact of net unrealized investment (gains) losses	—	—	—	(207)	(27)	49	(185)
Balance, December 31, 2020	—	—	2,369	(363)	(63)	(409)	1,534
Net investment gains (losses) on investments arising during the period	—	2	(795)	—	—	167	(626)
Reclassification adjustment for (gains) losses included in net income	—	(2)	(1,334)	—	—	280	(1,056)
Impact of net unrealized investment (gains) losses	—	—	—	348	56	(85)	319
Balance, December 31, 2021	—	—	240	(15)	(7)	(47)	171
Net investment gains (losses) on investments arising during the period	—	—	(591)	—	—	125	(466)
Reclassification adjustment for (gains) losses included in net income	—	—	15	—	—	(4)	11
Impact of net unrealized investment (gains) losses	—	—	—	9	6	(3)	12
Balance, March 31, 2022	$ —	$ —	$ (336)	$ (6)	$ (1)	$ 71	$ (272)

(1) Allowance for credit losses on available-for-sale fixed maturity securities effective January 1, 2020.
(2) Represents "transfers out" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.
(3) Includes cash flow hedges. See Note 16 for information on cash flow hedges.
(4) "Other costs" primarily includes reinsurance recoverables, DSI and VOBA.
(5) "Other liabilities" primarily includes reinsurance payables and deferred reinsurance gains.
(6) Represents net unrealized gains (losses) for which an OTTI had been previously recognized.

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24. RELATED PARTY TRANSACTIONS - PREDECESSOR COMPANY The Predecessor Company had extensive transactions and relationships with Prudential Insurance and other former affiliates. Although the Predecessor Company sought to ensure that these transactions and relationships were fair and reasonable, it is possible that the terms of these transactions were not the same as those that would result from transactions among unrelated parties. Expense Charges and Allocations The Predecessor Company’s expenses were allocations or charges from Prudential Insurance or other affiliates. These expenses were grouped into general and administrative expenses and agency distribution expenses. The Predecessor Company’s general and administrative expenses were charged using allocation methodologies based on business production processes. The Predecessor Company operated under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space were provided by Prudential Insurance. The Predecessor Company reviewed its allocation methodology periodically and made adjustments accordingly. General and administrative expenses included allocations of stock compensation expenses related to a stock-based awards program and a deferred compensation program issued by Prudential Financial. The expense charged to the Predecessor Company for the stock-based awards program was $0.4 million and $0.1 million for the years ended December 31, 2021 and 2020, respectively. There was no expense charged to the Predecessor Company for the stock-based awards program for the three months ended March 31, 2022. The expense charged to the Predecessor Company for the deferred compensation program was $1.5 million and $0.7 million for the years ended December 31, 2021 and 2020, respectively. There was no expense charged to the Predecessor Company for the deferred compensation program for the three months ended March 31, 2022. The Predecessor Company was charged for its share of employee benefit expenses. These expenses included costs for funded and non-funded, non-contributory defined benefit pension plans. Some of these benefits were based on final earnings and length of service while others were based on an account balance, which took into consideration age, service and earnings during a career. The Predecessor Company’s share of net expense for the pension plans was $7.2 million and $3 million for the years ended December 31, 2021 and 2020, respectively. The Predecessor Company has no share of net expense for the pension plans for the three months ended March 31, 2022. The Predecessor Company was also charged for its share of the costs associated with welfare plans issued by Prudential Insurance. These expenses included costs related to medical, dental, life insurance and disability. The Predecessor Company's share of net expense for the welfare plans was $2.9 million and $2 million for the years ended December 31, 2021 and 2020, respectively. The Predecessor Company has no share of net expense for the welfare plans for three months ended March 31, 2022. Prudential Insurance sponsors voluntary savings plans for its employee 401(k) plans. The plans provided for salary reduction contributions by employees and matching contributions by the Predecessor Company of up to 4% of annual salary. The Predecessor Company's expense for its share of the voluntary savings plan was $2.7 million and $1.3 million for the years ended December 31, 2021 and 2020, respectively. The Predecessor Company has no expense for its share of the voluntary savings plan for the three months ended March 31, 2022. The Predecessor Company paid commissions and certain other fees to Prudential Annuities Distributors, Inc ("PAD"), an affiliate of the Predecessor Company, in consideration for PAD’s marketing and underwriting of the Predecessor Company’s products. Commissions and fees were paid by PAD to broker-dealers who sold the Predecessor Company’s products. Commissions and fees paid by the Predecessor Company to PAD were $29 million for the three months ended March 31, 2022 and $467 million and $211 million for the years ended December 31, 2021 and 2020, respectively. The Predecessor Company was charged for its share of corporate expenses incurred by Prudential Financial to benefit its businesses, such as advertising, executive oversight, external affairs and philanthropic activity. The Predecessor Company’s share of corporate expenses was $9 million for the three months ended March 31, 2022 and $35 million and $20 million for the years ended December 31, 2021 and 2020, respectively. Table of Contents Fortitude Life Insurance & Annuity Company 143

Affiliated Investment Management Expenses The Predecessor Company paid investments management expenses in accordance with an agreement with PGIM, Inc. (“PGIM”), an affiliate of the Predecessor Company and investment manager to certain Predecessor Company general account and separate account assets. Investment management expenses paid to PGIM related to this agreement were $4 million for the three months ended March 31, 2022 and $23 million and $23 million for the years ended December 31, 2021 and 2020, respectively. These expenses were recorded as Net investment income in the Statements of Operations and Comprehensive Income. Derivative Trades In its ordinary course of business, the Predecessor Company entered into OTC derivative contracts with an affiliate, Provident Global Funding, LLC (“PGF”). For these OTC derivative contracts, PGF had a substantially equal and offsetting position with an external counterparty. See Note 5 for additional information. Joint Ventures The Predecessor Company previously made investments in joint ventures with certain subsidiaries of Prudential Financial. Net investment income related to these ventures includes no gain or loss for the three months ended March 31, 2022 and gains of $18 million and $17 million for the years ended December 31, 2021 and 2020, respectively. Affiliated Asset Management and Service Fees The Predecessor Company had a revenue sharing agreement with AST Investment Services, Inc. (“ASTISI”) and PGIM Investments LLC (“PGIM Investments”) whereby the Predecessor Company received fee income based on policyholders' separate account balances invested in the Advanced Series Trust and The Prudential Series Fund. Income received from ASTISI and PGIM Investments related to this agreement was $22 million for the three months ended March 31, 2022 and $96 million and $89 million for the years ended December 31, 2021 and 2020, respectively. These revenues were recorded as Asset management and service fees in the Statements of Operations and Comprehensive Income. Affiliated Notes Receivable There were no outstanding affiliated notes receivable related to the Predecessor Company as of December 31, 2021. During the years ended December 31, 2021 and 2020, the Predecessor Company recognized revenues of $0.9 million and $1.5 million, respectively, on affiliated notes receivables which were recorded in Other Income. Affiliated Commercial Mortgage Loans There were no outstanding affiliated commercial mortgage loans related to the Predecessor Company as of December 31, 2021. Effective July 2021, the Company transferred all affiliated commercial mortgage loans to Pruco Life as part of the 2021 Variable Annuities Recapture. Revenues were $1.7 million and $2.1 million for the years ended December 31, 2021 and 2020, respectively, and were included in Net investment income. Table of Contents Fortitude Life Insurance & Annuity Company 144

Table of Contents

Fortitude Life Insurance & Annuity Company

Affiliated Asset Transfers

The Predecessor Company participated in affiliated asset trades with former parent and sister companies. Book and market value differences for trades with a parent and sister were recognized within Realized investment gains (losses), net. The table below shows affiliated asset trades for the three months ended March 31, 2022 and for the year ended December 31, 2021.

Affiliate	Date	Transaction	Security Type	Fair Value	Book Value	Realized Investment Gain/ (Loss)
					(in millions)	
Prudential Insurance	April 2021	Purchase	Fixed Maturities	$ 201	$ 201	$ —
Prudential Insurance	April 2021	Purchase	Commercial Mortgage Loan	177	177	—
Vantage Casualty Insurance Co.	June 2021	Purchase	Fixed Maturities	15	15	—
Prudential Insurance	June 2021	Sale	Equities	3	3	—
Pruco Life	June 2021	Sale	Equities	40	38	2
Passaic Fund LLC	June 2021	Transfer Out	Other Invested Assets	12	12	—
Passaic Fund LLC	July 2021	Transfer Out	Other Invested Assets	196	196	—
Prudential Insurance	September 2021	Purchase	Fixed Maturities	2	2	—
Prudential Insurance	September 2021	Sale	Fixed Maturities	12	11	1
Prudential Retirement Insurance and Annuity Company	September 2021	Sale	Fixed Maturities	26	24	2
Prudential Retirement Insurance and Annuity Company	September 2021	Purchase	Fixed Maturities	35	35	—
Prudential Insurance	September 2021	Purchase	Derivatives	—	—	—
Prudential Retirement Insurance and Annuity Company	September 2021	Purchase	Derivatives	(1)	(1)	—
Prudential Financial	October 2021	Sale	Equities	10	10	—
Pruco Life	November 2021	Sale	Derivatives	1	—	1
Prudential Arizona Reinsurance	November 2021	Purchase	Fixed Maturities	55	55	—
Pruco Life	December 2021	Transfer Out	Fixed Maturities	2,038	1,934	104
Pruco Life	December 2021	Sale	Fixed Maturities	57	57	—
Prudential Financial	December 2021	Dividend	Fixed Maturities	167	167	—

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Affiliate Date Transaction Security Type Fair Value Book Value Realized Investment Gain/ (Loss) (in millions) Prudential Financial December 2021 Sale Fixed Maturities 144 138 6 Prudential Financial December 2021 Purchase Commercial Mortgage Loan 185 185 — Pruco Life December 2021 Transfer Out Commercial Mortgage Loan 538 517 21 Pruco Life December 2021 Sale Derivatives 8 2 6 Pruco Life January 2022 Sale Fixed Maturities 4 5 (1) Prudential Financial January 2022 Sale Commercial Mortgage Loan 29 30 (1) Pruco Life January 2022 Sale Derivatives — — — Pruco Life February 2022 Sale Fixed Maturities 129 138 (9) Prudential Financial March 2022 Sale Fixed Maturities 33 33 — Debt Agreements The Predecessor Company was authorized to borrow funds up to $9 billion from Prudential Financial and its affiliates to meet its capital and other funding needs. As of March 31, 2022 and December 31, 2021, there was no short or long-term debt to affiliates outstanding. Effective August 2021, $300 million in long-term debt was transferred from the Predecessor Company to Pruco Life based on the market value of the loans plus accrued interest, which totaled $326 million. The Predecessor Company recognized a loss of $24 million on the transfer. The $300 million debt was legally extinguished. The total interest expense incurred by the Predecessor Company related to affiliated loans and cash collateral with PGF was $9 million and $53 million for the years ended December 31, 2021 and 2020, respectively. There was no total interest expense incurred by the Predecessor Company related to affiliated loans and cash collateral with PGF for the three months ended March 31, 2022. Contributed Capital and Dividends Through March 31, 2022 and December 31, 2021, the Predecessor Company did not receive any capital contributions. In March 2022, the Predecessor Company had a return of capital in the amount of $306 million to PAI. In July 2021, in connection with the 2021 Variable Annuities Recapture, there was a $3,813 million return of capital to PAI. In March, June, September and December of 2020, there was a $207 million, $173 million, $192 million and $188 million return of capital, respectively, to PAI. In March, June, and December of 2021, the Predecessor Company paid a dividend of $192 million, $188 million, and $451 million, respectively to PAI. In 2020, the Company did not pay any dividends to PAI. Reinsurance with Affiliates As discussed in Note 20, the Predecessor Company participated in reinsurance transactions with certain affiliates. Item 9. Changes in and Disagreements with Independent Accountants on Accounting and Financial Disclosure None. Item 9A. Controls and Procedures Management’s Annual Report on Internal Control Over Financial Reporting on the effectiveness of internal control over financial reporting as of December 31, 2022 is included in Part II, Item 8 of this Annual Report on Form 10-K. Table of Contents Fortitude Life Insurance & Annuity Company 146

In order to ensure that the information we must disclose in our filings with the SEC is recorded, processed, summarized, and reported on a timely basis, the Company’s management, including our Chief Executive Officer and Chief Financial Officer, have reviewed and evaluated the effectiveness of our disclosure controls and procedures, as defined in the Securities Exchange Act of 1934, as amended (“Exchange Act”) Rules 15d-15(e), as of December 31, 2022. Based on such evaluation, the Chief Executive Officer and Chief Financial Officer have concluded that, as of December 31, 2022, our disclosure controls and procedures were effective. Changes in Internal Control over Financial Reporting During the quarter ended December 31, 2022, management has advanced efforts to integrate FLIAC into FGH’s internal controls over financial reporting. As part of these integration efforts, management has implemented changes to business processes and controls, including controls over financial data received from significant service providers. Other than these integration efforts, there were no other changes in our internal control over financial reporting during the quarter ended December 31, 2022, which have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting. Item 9B. Other Information None. Item 9C. Disclosure Regarding Foreign Jurisdictions That Prevent Inspections Not applicable. Table of Contents 147

PART III Item 10. Directors, Executive Officers and Corporate Governance Corporate Governance In carrying out its responsibilities, the Board of Directors provides oversight for the process of selecting and monitoring the performance of senior management, provides oversight for financial reporting and legal and regulatory compliance, determines the Company’s governance guidelines, and implements its governance policies. The Board, together with management, is responsible for establishing FLIAC's values and code of conduct and for setting the Company’s strategic direction and priorities. Executive officers and directors complete a conflict of interest certification on an annual basis. This certification requires the executive officers and directors to represent that they have read the Code of Conduct, which contains the conflict of interests policy, and disclose any conflicts of interests. The Code of Conduct has been filed as an exhibit to this annual report on Form 10-K. The Company's Board of Directors has determined that all of the Company ‘s audit committee members are financially literate and audit committee financial experts as defined by the SEC. Except as noted in the following section, no Directors of the Company have held during the past five years an other directorship in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940. Directors and Executive Officers Biographical information for each of FLIAC’s directors and executive officers is set forth below: Directors Ciara A. Burnham, 56, Director. Ciara A. Burnham has served as a Director of FLIAC since April 1, 2022. Ms. Burnham also serves as a Director of Fortitude Re. In addition to her role as a Director of FLIAC, Ms. Burnham is a financial services executive, board director and investor with three decades of experience across the industry. Ms. Burnham serves on the boards of several financial services and fintech companies, and also works with non-profit organizations focused on ESG, social impact and education. Ms. Burnham spent two decades as a Senior Managing Director with Evercore, the global investment bank, where she worked across both the investment banking and investment management businesses. Ms. Burnham joined Evercore shortly after its inception and played a significant leadership role in the build-out of the firm’s presence on a global basis. She has worked with early stage fintech companies as a senior advisor and partner with QED, a leading venture capital firm. Earlier in her career, Ms. Burnham was an equity research analyst with Sanford Bernstein and a consultant with McKinsey. Ms. Burnham received an A.B. cum laude from Princeton University and an M.B.A. with honors from Columbia Business School. She serves as Chair of the Board of Trustees for EDC, a leading non-profit working globally in education, healthcare and economic opportunity. Ms. Burnham is a member of the Advisory Boards of the Tamer Center for Social Enterprise and the Program for Financial Studies at Columbia Business School. We believe Ms. Burnham is a valuable member of our board because of her experience in the financial services industry and her work with non-profit organizations focused on ESG, social impact and education. Douglas A. French, 63, Director. Douglas A. French has served as a Director of FLIAC since April 1, 2022. Mr. French serves on the Audit Committee and the Nominating and Compensation Committee. Mr. French also serves as a Director of Fortitude Re. In addition to his role as a Director of FLIAC, Mr. French is the recent Managing Principal of the Insurance and Actuarial Advisory Services practice of Ernst & Young LLP’s Financial Services Organization. Mr. French has spent more than 35 years in actuarial consulting. Before joining Ernst & Young LLP in 1999, he was a principal and global practice director of a major actuarial consulting firm. As a senior consultant, Mr. French has drawn on his global experiences to assist life, health and property/casualty clients in mergers and acquisitions, strategic planning, enterprise risk and capital management, financial reporting and management, financial projections and modeling and distribution economics and effectiveness. Throughout his career, he has not only maintained his technical actuarial skills, but has also strived to understand the broader strategic implications and drivers for the insurance industry and its participants. His deep understanding of the industry allows him to translate concepts and business models into active strategies and tactics for his clients. Mr. French is a frequent speaker at Table of Contents 148 industry seminars and author in industry publications. He is also a former Corporate Advisory Council member of the International Association of Black Actuaries, a College of Natural Sciences Advisory Council participant at the University of Texas at Austin and an Emeritus Trustee of The Actuarial Foundation. In 2018, Mr. French received the Society of Actuaries Distinguished Service Award for significant contributions to the actuarial profession. Mr. French holds a B.S. in Mathematics from the University of Texas at Austin. We believe Mr. French is a valuable member of our board because of his robust experience in actuarial consulting. Richard Patching, 70, Director. Richard Patching has served as a Director of FLIAC since April 1, 2022. Mr. Patching serves on the Audit Committee and the Nominating and Compensation Committee. Mr. Patching also serves as a Director of Fortitude Re. In addition to his role as a Director of FLIAC, Mr. Patching is a Chartered Accountant and member of both the Bermuda and England & Wales Institutes. For almost 25 years Mr. Patching was a partner with PricewaterhouseCoopers (PwC) providing audit and advisory services to Bermuda’s insurance and reinsurance industry, including several of its largest companies. In addition to conducting audits of statutory and regulatory filings, Mr. Patching led a wide range of assignments focused on, among other things, analyzing enterprise risk and providing internal audit services to a number of insurance entities. Mr. Patching was also appointed Territory Assurance Leader and subsequently acted as Managing Partner of the firm. For several years, he represented the Bermuda firm as a member of PwC’s Global Insurance Leadership Team. Mr. Patching retired from PwC Bermuda in June 2014. He resides in Bermuda. We believe Mr. Patching is a valuable member of our board because of his experience working closely with companies in Bermuda’s insurance and reinsurance industry. Brian T. Schreiber, 57, Director. Brian T. Schreiber has served as a Director of FLIAC since April 1, 2022. Mr. Schreiber also serves as a Director of Fortitude Re. In addition to his role as a Director of FLIAC, Mr. Schreiber is a Managing Director and Head of Carlyle Insurance Solutions, a business unit at Carlyle. Prior to joining Carlyle, Mr. Schreiber spent 20 years at AIG in a variety of senior executive roles, including: Chief Strategy Officer, Deputy Chief Investment Officer, and Global Treasurer, and was a member of AIG’s Operating Committee, Group Risk Committee and Investment Committee. He served as a board member of United Guaranty, AIG’s mortgage insurance subsidiary, and Varagon Capital, AIG’s middle market direct lending joint venture. Mr. Schreiber was a key member of AIG’s executive leadership team that engineered and executed AIG’s successful restructuring and recapitalization. He led AIG’s divestiture, hedging and capital markets activities coming out of the financial crisis, executing over 120 transactions in debt, equity and M&A and raising over $200 billion. Prior to the 2008 financial crisis, Mr. Schreiber was responsible for leading approximately $60 billion of acquisitions and strategic investments for AIG, including SunAmerica, American General and Edison Insurance Japan. Prior to AIG, Mr. Schreiber invested in financial services companies for the Bass Brothers, was an investment banker in Lehman Brothers’ Financial Institutions Group, and started his career as a research associate for Booz Allen Hamilton. Mr. Schreiber holds a B.S. from New York University’s Stern School of Business and an M.B.A. from Columbia Business School, and he is a member of the Council on Foreign Relations. We believe Mr. Schreiber is a valuable member of our board because of his experience as an executive at other companies in the insurance industry and his general knowledge of the financial services industry. Samuel J. Weinhoff, 72, Director. Samuel J. Weinhoff has served as a Director of FLIAC since April 1, 2022. Mr. Weinhoff serves on the Audit Committee and the Nominating and Compensation Committee. Mr. Weinhoff also serves as a Director of Fortitude Re. In addition to his role as a Director of FLIAC, Mr. Weinhoff has been an independent consultant to the insurance industry since 2000. Mr. Weinhoff began his insurance career at the Home Insurance Company in 1976 as a corporate planning analyst. He rose to the head of the corporate planning, reporting and analysis department and later became an excess casualty treaty reinsurance underwriter. Mr. Weinhoff joined the investment department of the Reliance Insurance Company in 1980. While there, he had responsibility for investing in financial institution equities. Mr. Weinhoff joined Lehman Brothers in 1985, first as an equity research analyst covering the insurance industry and later as an Investment Banker focused on insurance. In 1997, he joined Schroders & Co. as head of their U.S. financial institutions effort. Mr. Weinhoff has served on the board of directors of Infinity Property Casualty, one of the largest U.S. Hispanic auto insurers. He became head of their Audit Committee in 2008 and Lead Director in 2015. Mr. Weinhoff joined the board of directors of Allied World in 2006, where he has served as Chair of the Compensation Committee and a member of the Risk, Audit, Investment and Executive Committee. Mr. Weinhoff holds a B.A. in Economics from the University of Illinois and an M.B.A. from the Wharton School. We believe Mr. Weinhoff is a valuable member of our board because of his prior board experience and general knowledge of the insurance and reinsurance industry. Alon Neches, 46, President, Chief Executive Officer and Director. Alon Neches has served as the President, CEO and a Director of FLIAC since September 30, 2022. Mr. Neches also serves as President, Chief Executive Officer and Director of FGH Parent, L.P. (together with its subsidiaries, “Fortitude Re”), a position he has held since September 29, 2022. Mr. Neches has more than 20 years of experience as an operator, investor and advisor in regulated industries. From 2020 until September 29, 2022, Mr. Neches was a Partner and Managing Director in Carlyle Insurance Solutions of The Carlyle Group, an affiliate of Table of Contents 149

FLIAC. From 2011 to 2019, Mr. Neches held various senior executive roles at American International Group, Inc. (“AIG”), including Global Treasurer and Head of Corporate Development, where he was involved in the creation of Fortitude Re. Before joining AIG, Mr. Neches was a Senior Restructuring Specialist Officer at the Federal Reserve Bank of New York, where he focused on managing the Federal Reserve’s investment in AIG. Mr. Neches holds a B.S. in Economics from Duke University and a J.D. from Harvard Law School. Kai Talarek, 54, Senior Vice President, Chief Financial Officer and Director. Kai Talarek has served as the Senior Vice President, Chief Financial Officer and a Director of FLIAC since April 1, 2022. He also serves as the Chief Financial Officer of Fortitude Re, a position he has held since 2020. Prior to joining Fortitude Re, Mr. Talarek spent more than 20 years in the financial services sector in the United States. He most recently was a partner in the insurance practice of management consultant Oliver Wyman in New York, a position he held from 2006 to 2020. While at Oliver Wyman, Mr. Talarek focused on complex risk, finance and strategy issues for insurers. Before joining Oliver Wyman, Mr. Talarek was a Vice President in the Treasury department of American Express, a position he held from 2004 to 2006, Vice President of Strategy at Zurich Re, a position he held from 2000 to 2001 and an engagement manager at Mitchell Madison Group in New York and San Francisco, CA, a position he held from 1997 to 2000. Mr. Talarek holds an M.S. in Mechanical Engineering from RWTH Aachen, Germany and an M.B.A. from UC Berkeley in California. We believe Mr. Talarek is a valuable member of our board because of his robust experience in the financial services sector and insurance industry. Executive Officers Jeff Burman, 56, is Fortitude Re’s General Counsel, and is responsible for all of the Company’s legal, compliance and regulatory matters. Jeff brings more than 20 years of broad legal experience in the areas of insurance and reinsurance-related transactions, regulatory matters and dispute resolution. Prior to Fortitude Re, Jeff most recently served as Chief Reinsurance Legal Officer and Deputy General Counsel at AIG. At AIG, Jeff led the legal function for various groups, including Reinsurance; Multinational; Insurance Company Governance; as well as the Canada, Bermuda and Latin America regions. Prior to joining AIG, Jeff practiced at two leading New York law firms where he represented insurers and reinsurers, investment banks and investors in (re)insurance transactions, including mergers and acquisitions, insurance-linked securitizations and reinsurance contract drafting and dispute resolution. Jeff is a graduate of Rutgers University School of Law, where he was an editor on the Rutgers Law Journal, following which he served an appellate court clerkship in New Jersey. He is a member of the bars of New York and New Jersey. Jeffrey Condit, 57, is Fortitude Re’s Deputy Chief Financial Officer and is responsible for the overall financial management and operational decision-making for the Company’s accounting, reporting, income tax, financial analysis, financial systems, and internal control functions. Jeff brings over 30 years of operational and financial experience in the insurance industry. Prior to his role at Fortitude Re, Jeff was Senior Vice President at Unum Group, where he successfully managed the company’s Closed Block Finance Segment, which included the strengthening of long-term care reserve margins and the delivery of double-digit annual growth in net operating earnings for the overall Closed Block Segment. Prior to joining Unum Group, Jeff held progressive and diverse roles at Genworth Financial where, as Long-Term Care Business CFO, he led its long-term care business to industry-leading returns on new business and achieved significant operating cost reductions. Also at Genworth Financial, Jeff served as Senior Vice President and AARP Business Unit Leader where, under his leadership, this newly created business delivered significant annual sales and impressive net operating earnings. Prior to Genworth Financial, Jeff served as Deputy Director of Finance at GE Edison Life Insurance Company in Tokyo, Japan where he played a key leadership role in delivering significant net operating earnings growth. Early in his career, Jeff held progressive financial roles at GE Financial Assurance and Arthur Andersen &Co. Jeff is a licensed CPA and holds a bachelor’s degree in Economics and Business from the University of California, Los Angeles, graduating summa cum laude. Jeff also completed the Executive Program at the University of Virginia, Darden School of Business. Sean Coyle, 47, is the Chief Operating Officer at Fortitude Re, and is responsible for the Operational, Information Technology, and Administration aspects of the Fortitude Re business. Sean brings approximately 20 years of operations and technology experience in the financial services industry, with deep knowledge in the insurance industry as both an operations and technology executive. Prior to his role in Fortitude Re, Sean was the Global Head of Finance Operations and Reengineering at AIG, where he was tasked with defining and implementing the vision, strategy, and plan for the global finance target operating model with a key focus on the use of shared services. Sean was responsible for the creation and oversight of AIG’s global Finance Centers in India as well as regional Finance Centers in Eastern Europe and South America. In addition to operational responsibilities, his team delivered strategic transformation capabilities across finance, including the oversight and management of change programs, reengineering and process automation, robotics, operating model strategy and strategic project execution. Prior to joining AIG in 2012, Sean was Senior Vice President of Global Operations & Reengineering at ACE Group (now Chubb), where he was a member of the operations leadership team with global responsibility for the strategy, vision and Table of Contents 150 execution of the operations function. Prior to joining ACE Group in 2006, Sean was a Senior Manager with BearingPoint Inc. in the Financial Services practice and a Lead Application Developer and Architect with Proxicom, Inc. Sean holds a bachelor’s degree in Computer Science from Florida State University. Jeffrey Mauro, 36, is the Chief Investment Officer at Fortitude Re, responsible for the implementation of asset allocation and asset/ liability management strategies. Jeff previously served as head of the Cross Asset Initiatives team in the Asset Management Group at AIG, where he developed and implemented processes to facilitate asset allocation decisions for AIG’s investment portfolio. In 2013, Jeff began his tenure at AIG in the Investments Business Strategy team where he worked to execute the divestiture of certain holdings that were deemed no longer core to AIG’s overall business. Prior to that, Jeff worked in Investment Banking, helping financial institutions to execute capital raising and M&A transactions at Macquarie Capital (USA) Inc. and FBR & Co. Jeff earned his Bachelors of Science in Finance and Accounting from Georgetown University. Jeff is a Chartered Financial Analyst (CFA) Charterholder. Mark Retik 56, Variable Life and Annuity Business Leader. Mark Retik leads the Variable Life and Annuity Business at Fortitude Re. In this capacity, he has overall responsibility for the performance of FLIAC. Most recently, Mark served as the North American head of Munich Re’s capital markets reinsurance unit. Previously, he was with Prudential Financial, where he ran the capital markets hedging team with responsibility for risk managing the firm’s variable annuities. Mark spent most of his career as a Managing Director in the Securities Division of Goldman, Sachs & Co., on the equity and credit derivatives desks, developing and executing capital markets solutions for insurance and reinsurance company clients. Mark earned his BA in Mathematics from Dartmouth College and MBA from the MIT Sloan School of Management. He is an Associate of the Society of Actuaries. James West, 46, is the Chief Actuary at Fortitude Re where he is responsible for pricing, managing and reserving Fortitude Re’s life insurance businesses. James has 20 years of experience in US Life Insurance with a wide range of Life, Annuity and A&H products. Prior to joining Fortitude Re, James held various positions at AIG, including Chief Finance Actuary Life and Chief Finance Actuary Legacy. As AIG Chief Finance Actuary Legacy, he was heavily involved in the establishment of Fortitude Re. James also held various actuarial positions at Conseco and earned a Bachelor of Science in Actuarial Science and Statistics from Purdue University. He is a Fellow of the Society of Actuaries and a Member of the American Academy of Actuaries. Yi Yang, 37, Chief Risk Officer is responsible for the oversight of all risks and development of risk appetite of the company. He also serves as the Investment Risk Officer of Fortitude Re, the parent company of FLIAC. Yi has more than 15 years of experience working in the reinsurance industry, with a variety of roles including actuarial, hedging, investment, and risk management. Yi previously served as Head of Risk Analytics at Nassau Financial Group, where he was responsible for hedging, ALM, Economic Capital as well as risk assessment and surveillance. Prior to that, Yi spent more than a decade with Guardian Life, where he led the Variable Annuity Hedging function for 5 years and served as a Director in the ERM function. Yi earned his Bachelors of Science in Math and Financial Economics from Centre College, as well as an MBA from Columbia University. Yi is a Chartered Financial Analyst Charterholder, and a Fellow of Society of Actuaries. Item 11. Executive Compensation FLIAC does not have any employees. Its parent, Fortitude Group Holdings, LLC (“FGH”), provides personnel to the Company pursuant to a Services Agreement between FLIAC and FGH. As a result, FLIAC does not determine or pay any compensation to its executive officers or additional personnel provided by FGH. FGH determines and pays salaries, bonuses and all other compensation to FLIAC’s executive officers and additional personnel provided by FGH. FGH compensation decisions for all persons are made commensurate with their positions, tenure and levels of responsibility. FGH also determines whether and to what extent it will provide employee benefits plans to such persons. See Part III, Item 13 for more information about the Services Agreement. FLIAC does not pay any compensation to its directors for their services as directors of FLIAC. Item 12. Security Ownership of Certain Beneficial Owners and Management FGH directly owns 100% of the voting securities of FLIAC. FGH's principal executive offices are located at Ten Exchange Place, Suite 2210, Jersey City, NJ 07302. There are no anticipated changes in the control of FLIAC. Item 13. Certain Relationships and Related Transactions and Director Independence Table of Contents 151

Transactions between FLIAC and FGH or other FGH subsidiaries Pursuant to a Services Agreement between FLIAC and FGH, FLIAC purchases certain general and administrative services from FGH which include accounting, actuarial, risk management, and data processing services. FGH also provides FLIAC with personnel and certain other services. The allocation of costs for other services are based on estimated level of usage, transactions or time incurred in providing the respective services. During 2022, FLIAC incurred $10 million of costs for services provided to the Company in connection with FGH's purchase of the Company from Prudential Financial. Transactions Involving FLIAC’s Directors or Executive Officers or Immediate Family Members of FLIAC’s Directors and Executive Officers Since FGH's acquisition of FLIAC, there have been no transactions to which FLIAC was a participant involving FLIAC’s directors or executive officers or family relationships among any of FLIAC’s directors and executive officers. Review, Approval or Ratification of Transactions with Related Persons FLIAC’s senior management approves all related party transactions involving directors and executive officers of FLIAC. In considering the transaction, FLIAC’s senior management may consider all relevant factors, including as applicable: the business rationale for entering into the transaction; the alternatives to entering into a related person transaction; whether the transaction is on terms comparable to those available to third parties, or in the case of employment relationships, to employees generally; the potential for the transaction to lead to an actual or apparent conflict of interest and any safeguards imposed to prevent such actual or apparent conflicts; and the overall fairness of the transaction to FLIAC. Potential related party transactions are covered by FLIAC’s Code of Conduct policy. Approval of such related person transactions would be evidenced by resolutions of the Finance committee of the FLIAC Board of Directors in accordance with its practice of reviewing and approving transactions in this manner. Director Independence There are no family relationships among any of FLIAC’s directors and executive officers. None of FLIAC’s directors is a party to any material plan, contract or arrangement (whether or not written) with FLIAC, there are no arrangements or understandings between such persons and any other person pursuant to which they were selected to serve as a member of FLIAC’s board of directors, they are not a participant in any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K, and there are no material plans, contracts or arrangements (whether or not written) to which the director participates that was entered into or materially amended in connection with the director’s appointment. Item 14. Principal Accountant Fees and Services The following is a summary and description of fees for services provided by PricewaterhouseCoopers. Fees prior to April 1, 2022 were incurred by the Predecessor Company and are not included below. Services provided Nine months ended December 31, 2022 (in millions) Audit Fees (1) $ 4,790 Audit-related Fees (2) 792 Tax Fees — All Other Fees — Total $ 5,582 (1) - The aggregate fees for professional services rendered for the audit of the consolidated financial statements of FLIAC and, as required, consents and assistance with review of documents filed with the SEC. (2) - The aggregate fees for assurance and related services, including internal control and financial compliance reports, and accounting consultation on accounting standards, acquisitions, and potential financial reporting requirements. Table of Contents 152

The Audit Committee has a policy requiring advance approval of all audit and permissible non-audit services performed by the independent auditor. Under this policy, the Audit Committee sets pre-approved limits for specifically defined audit and non- audit services. The Committee considers whether such services are consistent with SEC rules on auditor independence. Specific approval by the Committee is required if fees for any particular service or aggregate fees for services of a similar nature exceed the pre-approved limits. The Committee has delegated to its chair the authority to approve permitted services, and the chair must report any such decisions to the Committee at its next scheduled meeting. Table of Contents 153

PART IV Item 15. Exhibits and Financial Statement Schedules The following documents are filed as part of this report: Page (a) (1) Financial Statements-Item 8. Financial Statements and Supplementary Data 49 (2) Financial Statement Schedules: Schedule I—Summary of Investments Other Than Investments in Related Parties as of December 31, 2022 155 Any remaining schedules provided for in the applicable SEC regulations are omitted because they are either inapplicable or the relevant information is provided elsewhere within this Form 10-K. (3) Exhibits 3. (i)(a) Certificate Restating the Certificate of Incorporation of American Skandia Life Assurance Corporation, dated February 8, 1988 is incorporated by reference to the Company’s Form 10-K, Registration No. 33-44202, filed March 27, 2004. (i)(b) Certificate of Amendment to the Restated Certificate of Incorporation of American Skandia Life Assurance Corporation, dated December 17, 1999 is incorporated by reference to the Company’s Form 10-K, Registration No. 33-44202, filed March 27, 2004. (i)(c) Certificate of Amendment changing the name from American Skandia Life Assurance Corporation to Prudential Annuities Life Assurance Corporation, effective as of January 1, 2008, is incorporated by reference to the Company’s Form 10-K, Registration No 33-44202, filed March 15, 2011. (i)(d) Articles of Domestication of Prudential Annuities Life Assurance Corporation, effective August 31, 2013, are incorporated by reference to the Company’s Form 8-K, Registration No. 33-44202, filed August 30, 2013. (ii)(a) By-Laws of American Skandia Life Assurance Corporation, as amended June 17, 1998, are incorporated by reference to the Company’s Form 10-K, Registration No. 33-44202, filed March 27, 2004. (ii)(b) By-Laws of Prudential Annuities Life Assurance Corporation, as amended and restated effective January 1, 2008, are incorporated by reference to the Company’s Form 10-K, Registration No 33-44202, filed March 15, 2011. (ii)(c) Amended and Restated By-Laws of Prudential Annuities Life Assurance Corporation, effective August 31, 2013, are incorporated by reference to the Company’s Form 8-K, Registration No. 33-44202, filed August 30, 2013. 14. Code of Ethics is filed herewith 23.1 Consent of PricewaterhouseCoopers LLP is filed herewith 24. Powers of Attorney are filed herewith. 31.1 Section 302 Certification of the Chief Executive Officer. 31.2 Section 302 Certification of the Chief Financial Officer. 32.1 Section 906 Certification of the Chief Executive Officer. 32.2 Section 906 Certification of the Chief Financial Officer. 101.INS - XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document. 101.SCH - XBRL Taxonomy Extension Schema Document. 101.CAL - XBRL Taxonomy Extension Calculation Linkbase Document 101.LAB - XBRL Taxonomy Extension Label Linkbase Document 101.PRE - XBRL Taxonomy Extension Presentation Linkbase Document 101.DEF - XBRL Taxonomy Extension Definition Linkbase Document 104.Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101) Table of Contents 154

Fortitude Life Insurance & Annuity Company Schedule I Summary of Investments Other Than Investments in Related Parties As of December 31, 2022 (in millions) Type of Investment Amortized Cost or Cost Fair Value Amount Shown in the Balance Sheet Fixed maturity securities, at fair value Bonds: U.S. Treasury securities and obligations of U.S. government authorities and agencies $ 850 $ 696 $ 696 Obligations of U.S. states and their political subdivisions 189 166 166 Foreign governments 6 5 5 U.S. corporate public securities 3,131 2,796 2,796 U.S. corporate private securities 309 290 290 Foreign corporate public securities 233 211 211 Foreign corporate private securities 81 67 67 Asset-backed securities 824 532 532 Commercial mortgage-backed securities 45 43 43 Residential mortgage-backed securities 217 218 218 Total fixed maturity securities, at fair value $ 5,885 $ 5,024 $ 5,024 Equity securities 201 175 175 Mortgage and other loans 196 196 196 Short-term investments 39 39 Other invested assets (1) 365 365 Total investments $ 6,686 $ 5,799 (1) Excludes derivative instruments and associated collateral. See Notes 4, 5, and 6 for further information derivative instruments. Item 16. Form 10-K Summary None. Table of Contents 155

SIGNATURES Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jersey City, and State of New Jersey on the 22nd day of March 2023. FORTITUDE LIFE INSURANCE & ANNUITY COMPANY (Registrant) By: /s/ Kai Talarek Kai Talarek Senior Vice President and Chief Financial Officer Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities indicated on March 22, 2023. Signature Title /s/ Alon Neches President, Chief Executive Officer and Director Alon Neches (Principal Executive Officer) /s/ Kai Talarek Senior Vice President and Chief Financial Officer and Director Kai Talarek (Principal Financial Officer) /s/ Jeffrey Condit Senior Vice President and Deputy Chief Financial Officer Jeffrey Condit (Principal Accounting Officer) * Ciara A. Burnham Director Ciara A. Burnham * Douglas A. French Director Douglas A. French * Richard Patching Director Richard Patching * Brian T. Schreiber Director Brian T. Schreiber * Samuel J. Weinhoff Director Samuel J. Weinhoff * By: /s/ Richard E. Buckley Richard E. Buckley (Attorney-in-Fact) Table of Contents 156